                                                                   EXHIBIT 10.15


                               Credit Agreement

                    $500,000,000 Revolving Credit Facility
                   $130,000,000 Tranche A Term Loan Facility
                                      and
                   $170,000,000 Tranche B Term Loan Facility

                                     Among
                       Group Maintenance America Corp.,
                                as the Company,
                       The Subsidiaries of the Company,
                                as Guarantors,

                            Bank of America, N.A.,
                         as the Administrative Agent,

                  Chase Bank of Texas, National Association,
                           as the Syndication Agent,

                          First Union National Bank,
                          as the Documentation Agent,

                               ABN-AMRO BANK NV
                            THE BANK OF NOVA SCOTIA
                                BANK ONE, N.A.
                       CREDIT LYONNAIS, New York Branch
                          GMAC COMMERCIAL CREDIT LLC
                     MERCANTILE BANK NATIONAL ASSOCIATION
                                      and
                        UNION BANK OF CALIFORNIA, N.A.,
                            As Co-Managing Agents,

                                      and
                            The Banks Named Herein

                         Dated as of February 22, 2000

Banc of America Securities llc                            Chase Securities Inc.

                    CO-LEAD ARRANGERS AND CO-BOOK MANAGERS

Article I DEFINITIONS; ACCOUNTING  TERMS; INTERPRETATION...........................................   1
     Section 1.01   Definitions....................................................................   1
     Section 1.02   Types of Advances..............................................................  25
     Section 1.03   Accounting Terms...............................................................  25
     Section 1.04   Schedules......................................................................  25
Article II THE LOANS...............................................................................  25
     Section 2.01   The Loans......................................................................  25
     Section 2.02   The Notes......................................................................  27
     Section 2.03   Notice of Advance..............................................................  27
     Section 2.04   Disbursement of Funds for Loans................................................  28
     Section 2.05   Conversions and Continuances...................................................  28
     Section 2.06   Voluntary Prepayments..........................................................  29
     Section 2.07   Mandatory Repayment of Term Loans; Mandatory Prepayments.......................  29
     Section 2.08   Method and Place of Payment....................................................  31
     Section 2.09   Pro Rata Advances..............................................................  31
     Section 2.10   Interest.......................................................................  31
     Section 2.11   Interest Periods...............................................................  32
     Section 2.12   Interest Rate Not Ascertainable................................................  33
     Section 2.13   Legality.......................................................................  33
     Section 2.14   Change in Law..................................................................  34
     Section 2.15   Eurodollar Advance Prepayment and Default Penalties............................  35
     Section 2.16   Additional Costs, Taxes or Similar Requirements................................  36
     Section 2.17   Tax Forms......................................................................  37
     Section 2.18   Voluntary Reduction of Commitment..............................................  37
     Section 2.19   Fees...........................................................................  37
     Section 2.20   Replacement of Banks...........................................................  38
Article III LETTERS OF CREDIT......................................................................  38
     Section 3.01   Letters of Credit..............................................................  38
     Section 3.02   Letters of Credit Requests.....................................................  39
     Section 3.03   Letter of Credit Participations................................................  40
     Section 3.04   Increased Costs................................................................  41
     Section 3.05   Conflict between Applications and Agreement....................................  42
Article IV CONDITIONS PRECEDENT....................................................................  42
     Section 4.01   Conditions Precedent to the Initial Advance....................................  42
     Section 4.02   Conditions Precedent to All Credit Events......................................  45
     Section 4.03   Delivery of Documents..........................................................  45
Article V REPRESENTATIONS AND WARRANTIES...........................................................  46
     Section 5.01   Organization and Qualification.................................................  46
     Section 5.02   Authorization and Validity.....................................................  46
     Section 5.03   Governmental Consents..........................................................  46
     Section 5.04   Conflicting or Adverse Agreements or Restrictions..............................  46
     Section 5.05   Title to Assets; Liens.........................................................  47
     Section 5.06   Litigation.....................................................................  47
     Section 5.07..................................................................................  47

     Section 5.08   Default........................................................................  48
     Section 5.09   Investment Company Act.........................................................  48
     Section 5.10   Public Utility Holding Company Act.............................................  48
     Section 5.11   ERISA..........................................................................  48
     Section 5.12   Tax Returns and Payments.......................................................  48
     Section 5.13   Environmental Matters..........................................................  48
     Section 5.14   Purpose of Loans...............................................................  49
     Section 5.15   Franchises and Other Rights....................................................  49
     Section 5.16   Subsidiaries and Assets........................................................  50
     Section 5.17   Solvency.......................................................................  50
     Section 5.18   Year 2000......................................................................  50
     Section 5.19   Transaction Documents..........................................................  50
     Section 5.20   Disclosure.....................................................................  50
Article VI affirmative covenants...................................................................  51
     Section 6.01   Information Covenants..........................................................  51
     Section 6.02   Books, Records and Inspections.................................................  53
     Section 6.03   Insurance and Maintenance of Properties........................................  53
     Section 6.04   Payment of Taxes...............................................................  54
     Section 6.05   Corporate Existence............................................................  54
     Section 6.06   Compliance with Statutes.......................................................  54
     Section 6.07   Material Privileges, Permits, Licenses and Other Rights; Landlord Waivers......  54
     Section 6.08   ERISA..........................................................................  54
     Section 6.09   Additional Subsidiaries........................................................  55
     Section 6.10   Acquisition Agreements.........................................................  55
     Section 6.11   Year 2000 Compliance...........................................................  55
Article VII NEGATIVE COVENANTS.....................................................................  55
     Section 7.01   Change in Business.............................................................  55
     Section 7.02   Consolidation, Merger or Sale of Assets........................................  55
     Section 7.03   Indebtedness...................................................................  56
     Section 7.04   Liens..........................................................................  57
     Section 7.05   Investments....................................................................  58
     Section 7.06   Restricted Payments............................................................  59
     Section 7.07   Change in Accounting...........................................................  60
     Section 7.08   Certain Indebtedness...........................................................  60
     Section 7.09   Transactions with Affiliates...................................................  60
     Section 7.10   Consolidated Net Worth.........................................................  61
     Section 7.11   Funded Debt to Pro Forma EBITDA Ratio..........................................  61
     Section 7.12   Senior Debt to Pro Forma EBITDA Ratio..........................................  61
     Section 7.13   Capital Expenditures...........................................................  61
     Section 7.14   Fixed Charge Coverage Ratio....................................................  61
     Section 7.15   Limitations on Acquisitions....................................................  62
     Section 7.16   Subordinated Debt..............................................................  62
Article VIII GUARANTY..............................................................................  62
     Section 8.01   Guaranty.......................................................................  63

     Section 8.02   Continuing Guaranty............................................................  63
     Section 8.03   Effect of Debtor Relief Laws...................................................  64
     Section 8.04   Waiver of Subrogation..........................................................  65
     Section 8.05   Subordination..................................................................  65
     Section 8.06   Waiver.........................................................................  66
     Section 8.07   Full Force and Effect..........................................................  66
     Section 8.08   Negative Pledge................................................................  66
Article IX EVENTS OF DEFAULT AND REMEDIES..........................................................  66
     Section 9.01   Events of Default..............................................................  67
     Section 9.02   Primary Remedies...............................................................  68
     Section 9.03   Other Remedies.................................................................  69
     Section 9.04   Cash Collateral................................................................  69
Article X THE ADMINISTRATIVE AGENT.................................................................  69
     Section 10.01  Authorization and Action.......................................................  69
     Section 10.02  Administrative Agent's Reliance................................................  70
     Section 10.03  Administrative Agent and Affiliates; Bank of America and Affiliates............  70
     Section 10.04  Banks' Credit Decision.........................................................  71
     Section 10.05  Administrative Agent's Indemnity...............................................  71
     Section 10.06  Successor Administrative Agent.................................................  72
     Section 10.07  Notice of Default..............................................................  72
Article XI MISCELLANEOUS...........................................................................  73
     Section 11.01  Amendments.....................................................................  73
     Section 11.02  Notices........................................................................  73
     Section 11.03  No Waiver; Remedies............................................................  74
     Section 11.04  Costs and Expenses.............................................................  74
     Section 11.05  Release and Indemnity..........................................................  74
     Section 11.06  Right of Setoff................................................................  75
     Section 11.07  Governing Law..................................................................  75
     Section 11.08  Interest.......................................................................  76
     Section 11.09  Survival of Representations and Warranties.....................................  77
     Section 11.10  Successors and Assigns; Participations.........................................  77
     Section 11.11  Confidentiality................................................................  78
     Section 11.12  Pro Rata Treatment.............................................................  79
     Section 11.13  Separability...................................................................  79
     Section 11.14  Execution in Counterparts......................................................  79
     Section 11.15  Interpretation.................................................................  79
     Section 11.16  SUBMISSION TO JURISDICTION.....................................................  80
     Section 11.17  WAIVER OF JURY TRIAL...........................................................  81
     Section 11.18  Collateral.....................................................................  81
     Section 11.19  FINAL AGREEMENT OF THE PARTIES.................................................  81

Exhibits and Schedules:

     Exhibit 1.01A           Administrative Questionnaire
     Exhibit 1.01B           Form of Adoption Agreement
     Exhibit 1.01C           Form of Application for Letter of Credit
     Exhibit 1.01D           Form of Shareholder Subordinated Note
     Exhibit 2.02(a-1)       Form of Revolving Note
     Exhibit 2.02(a-2)       Form of Swingline Note
     Exhibit 2.02(b)         Form of Tranche A Term Note
     Exhibit 2.02(c)         Form of Tranche B Term Note
     Exhibit 2.03            Form of Notice of Advance
     Exhibit 2.05            Form of Notice of Conversion
     Exhibit 3.02            Form of Letter of Credit Request
     Exhibit 4.01(d)(i)      Form of Security Agreement
     Exhibit 4.01(d)(ii)     Form of Pledge Agreement
     Exhibit 4.01(h)(i)      Form of Opinion of Company's Counsel - Bracewell &
                             Patterson
     Exhibit 4.01(h)(ii)     Form of Opinion of Company's Counsel - Randolph W.
                             Bryant
     Exhibit 4.01(h)(iii)    Form of Opinion of BOSC's Counsel - Morgan Lewis &
                             Bockius LLP
     Exhibit 4.01(h)(iv)     Form of Opinion of BOSC's Counsel - F. Traynor
                             Beck
     Exhibit 11.10(c)        Form of Assignment and Acceptance

     Schedule 1.01           Management Participants
     Schedule 3.01           Existing Letters of Credit
     Schedule 5.04           Agreements
     Schedule 5.06           Litigation
     Schedule 5.13           Exceptions to Environmental Matters
     Schedule 5.16           Subsidiaries
     Schedule 6.03           Existing Insurance Policies
     Schedule 7.02           Consolidations, Mergers, etc.
     Schedule 7.03(b)        Existing Indebtedness
     Schedule 7.04(a)        Existing Liens
     Schedule 7.05(b)        Investments

                               Credit Agreement


     This CREDIT AGREEMENT dated as of February 22, 2000 (this "Agreement") is
                                                                ---------
among GROUP MAINTENANCE AMERICA CORP., after the date hereof to be named Encompass Services Corporation, a Texas corporation (the "Company"), the
                                                          -------
Subsidiaries of the Company listed on the signature pages hereto as Guarantors (together with each other Person who subsequently becomes a Guarantor, collectively the "Guarantors"), the banks and other financial institutions
                  ----------
listed on the signature pages hereto under the caption "Banks" (together with each other person who becomes a Bank, collectively the "Banks") CHASE BANK OF
                                                        -----
TEXAS, NATIONAL ASSOCIATION, individually as a Bank and as Syndication Agent, FIRST UNION NATIONAL BANK, individually as a Bank and as Documentation Agent, and BANK OF AMERICA, N.A., individually as a Bank ("Bank of America") and as
                                                    ---------------
Administrative Agent for the other Banks (in such capacity, together with any other Person who becomes the administrative agent, the "Administrative Agent").
                                                        --------------------

     The Company has requested that the Banks extend credit to the Company in the form of a revolving credit facility and two term credit facilities. The Banks are willing to extend such credit to the Company upon the terms and conditions hereinafter set forth.

     NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                   ARTICLE I

                DEFINITIONS; ACCOUNTING  TERMS; INTERPRETATION

     Section 1.01  Definitions.  As used in this Agreement, the following terms
                   -----------
have the following meanings:

     "Accounts" means all accounts, accounts receivable or other indebtedness owing to the Company or any Guarantor as consideration for goods sold or services rendered.

     "Acquired Business" shall mean any Person or business, division or product line acquired pursuant to a Permitted Acquisition.

     "Acquired Person" shall have the meaning provided in the definition of Permitted Acquisition.

     "Acquisition Agreements"  has the meaning set forth in Section 6.10.
                                                            ------------

_______________________________
1 The name of the Company will be changed to Encompass Services Corporation effective upon consummation of the Merger.

     "Add-Back Adjustments" means, with respect to any Qualified Company and for any specified period, (i) those pro forma adjustments for such period referred to in 17 CFR 210.11-02(b)(6) plus (ii) those demonstrable cost-savings adjustments (in each case not otherwise included pursuant to clause (i) of this definition of Add Back Adjustments) reasonably anticipated by the Company to be achieved in connection with such Qualified Company for the 12 month period following the consummation of the Permitted Acquisition thereof, as if such cost-savings were realized on the first day of the relevant period which cost-savings adjustments shall be estimated on a good faith basis by the Company and, if requested by the Administrative Agent, be reported on or otherwise confirmed consistent with the auditing standards of the American Institute of Certified Public Accountants by a nationally recognized accounting firm or as otherwise agreed to by the Administrative Agent.

     "Administrative Agent" has the meaning specified in the introduction to this Agreement.

     "Administrative Questionnaire" means the questionnaire attached hereto as
Exhibit 1.01A to be completed by each Bank and returned to the Administrative
-------------
Agent.

     "Adoption Agreement" means an agreement in the form of Exhibit 1.01B
                                                            -------------
pursuant to which one or more Subsidiaries may become a party hereto and to the relevant Security Documents from time to time.

     "Advance" means (i) an advance, pursuant to a Notice of Advance, comprised of a single Type of Loan from all the Banks (or resulting from a conversion or conversions on the same date having, in the case of Eurodollar Rate Advances, the same Interest Period (except as otherwise provided in this Agreement)), made by all of the Banks concurrently to the Company, or (ii) a Swingline Advance from Bank of America or any successor swingline lender approved by the Company and the Administrative Agent.

     "Advance Date" means, with respect to each Advance, the Business Day upon which the proceeds of such Advance are to be made available to the Company.

     "Affiliate" means, as to any Person, any other Person directly or indirectly controlling (including all directors and officers of such first Person), controlled by, or under direct or indirect common control with such first Person, and any other Person in which such first Person's direct or indirect equity interest is 20% or more of the total outstanding equity interests of such first Person and any immediate family member (parent, spouse or child) and all spouses of such first Person.

     "Agreement" has the meaning specified in the introduction to this Agreement.

     "Alternate Base Rate" means, for any day, a rate per annum (adjusted, to the nearest 1/16 of 1%) equal to the greater of (a) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1% and (b) the Prime Rate in effect on such day. For purposes hereof, the term "Prime Rate" means, as of a
                                                    ----------
particular date, the prime rate of Bank of America most recently announced by Bank of America and in effect on such date, automatically fluctuating upward or downward, as the case may be, with and at the time of each change therein without notice to the Company or any other

Person, which prime rate may not necessarily represent the lowest or best rate actually charged to a customer. "Federal Funds Effective Rate" means, for any
                                 ----------------------------
day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it. If, for any reason, the Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate, including the inability or failure of the Administrative Agent to obtain sufficient quotations in accordance with the terms hereof, the Alternate Base Rate shall be determined without regard to clause (a) of the first sentence of this definition until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective on the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

     "Alternate Base Rate Advance" means any Advance bearing interest at a rate determined by reference to the Alternate Base Rate in accordance with the provisions of Article II.
              ----------

     "Apollo Group" shall mean BOSS II, LLC, a Delaware limited liability company, Boss Investment LLC, a Delaware limited liability company, and Apollo Advisors, L.P., Apollo Advisors IV, L.P., Apollo Management, L.P., Apollo Management IV, L.P., Apollo Investment Fund, L.P., Apollo Investment Fund IV, L.P. and Apollo Overseas Partners IV, L.P., all Delaware limited partnerships.

     "Applicable Lending Office" means, with respect to each Bank, such Bank's Domestic Lending Office in the case of an Alternate Base Rate Advance and such Bank's Eurodollar Lending Office in the case of a Eurodollar Rate Advance.

     "Application for Letter of Credit" shall mean an Application and Agreement for Letter of Credit substantially in the form attached hereto as Exhibit 1.01C
                                                                  -------------
or such other form as may be agreed to by the Company and the Issuing Bank, properly completed by the Company or Guarantor, as the case may be, and delivered to the Administrative Agent.

     "Approved Securitization" has the meaning specified in Section 7.02.
                                                            ------------

     "Asset Disposition" means, with respect to any Person, the disposition of any asset of such Person (including, without limitation, the sale of any Capital Stock of any Subsidiary of such Person) other than (i) sales of Inventory in the ordinary course of business, (ii) dispositions of equipment no longer used in such Person's business, (iii) sales of Janitorial Equipment provided that Net Proceeds of such sales are reinvested in Janitorial Equipment within 270 days of the date of such disposition; (iv) issuance of such Person's capital stock; (v) disposition to a Wholly-Owned Subsidiary of the Company or to the Company; (vi) sales of items in one transaction or a series of related transactions which generate aggregate proceeds of $100,000 or less; (vii) insurance recoveries with respect to casualty losses; or (viii) dispositions of other equipment to be replaced (and such equipment is so replaced) with other equipment within one hundred eighty
(180) days of the disposition thereof.

     "Assignment and Acceptance" has the meaning specified in Section 11.10(c).
                                                              ----------------

     "Bank" has the meaning provided in the introduction to this Agreement.

     "Bank of America" means Bank of America, N.A., a national banking association.

     "Bankruptcy Code" has the meaning specified in Section 9.01(e).
                                                    ---------------

     "Board" means the Board of Governors of the Federal Reserve System of the United States (or any successor).

     "BOSC" means Building One Services Corporation, a Delaware corporation.

     "BOSC Senior Subordinated Notes" shall mean the Company's 10-1/2% Senior Subordinated Notes due 2009, issued pursuant to the BOSC Senior Subordinated Notes Indenture and assumed by the Company by operation of law as part of the Merger, in effect on the Effective Date and as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof. As used herein, the term "BOSC Senior Subordinated Notes" shall include any "Exchange Securities" issued pursuant to (and as defined in) the BOSC Senior Subordinated Notes Indenture in exchange for outstanding BOSC Senior Subordinated Notes, as contemplated by the Offering Memorandum of BOSC, dated as of April 23, 1999.

     "BOSC Senior Subordinated Notes Indenture" shall mean the Indenture, dated as of April 30, 1999, among BOSC, certain of its Subsidiaries and the BOSC Senior Subordinated Notes Indenture Trustee, as in effect on the Effective Date and as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

     "BOSC Senior Subordinated Notes Indenture Trustee" shall mean the IBJ Whitehall Bank & Trust Company and any successor thereto.

     "Business Day" means any day (other than a day which is a Saturday, Sunday or legal holiday in the State of Texas) on which most banks are open for business in Dallas, Texas; provided, however, that when used in connection with Eurodollar Rate Advances, the term Business Day shall not include any day on which banks are not open for dealings in Dollar deposits in the London interbank market.

     "Calculation Period" has the meaning specified in Section 7.15.
                                                       ------------

     "Capital Expenditures" means, with respect to any Person for any period, the sum of all expenditures (whether paid in cash, capitalized as an asset or accrued as a liability) by such Person and its consolidated Subsidiaries during such period which, in accordance with GAAP, are or should be included in capital expenditures or similar items reflected in the consolidated statement of cash flows of such Person; provided, however, that Capital Expenditures shall not include any such amounts incurred in connection with the Investment in a Qualified Company permitted by Section 7.05.
                               ------------

     "Capitalized Lease Obligations" means all lease or rental obligations which, pursuant to GAAP, are capitalized for balance sheet purposes.

     "Capital Stock" means corporate stock and any and all shares, partnership interests, membership interests, equity interests, rights, securities, or other equivalent evidences of ownership, or any options, warrants, voting trust certificates, or other instruments evidencing an ownership interest or a right to acquire an ownership interest in a Person (however designated) issued by any entity (whether a corporation, partnership, limited liability company, limited partnership, or other type of entity).

     "Change in Law" means (a) the adoption of any law, rule or regulation after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Bank with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.

     "Change of Control" means (a) any "person" or "group" (within the meaning of Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, as in effect on the Effective Date), other than the Permitted Holders, shall (i) have acquired, directly or indirectly, beneficial ownership of 30% or more on a fully diluted basis of the voting and/or economic interest in the Company's capital stock or (ii) obtained the power (whether or not exercised) to elect a majority of the Company's directors or (b) the Board of Directors of the Company shall cease to consist of a majority of Continuing Directors.

     "Change of Control Offer" has the meaning specified in the 9-3/4% Senior Subordinated Notes Indenture.

     "Chase" means Chase Bank of Texas, National Association, a national banking association.

     "Code" means the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

     "Co-Lead Arrangers and Co-Book Managers" means Banc of America Securities LLC and Chase Securities Inc.

     "Collateral" means all of the capital stock of the Company's Domestic Subsidiaries, 66% of the capital stock of its first tier Foreign Subsidiaries and all of the accounts and inventory of the Company and its Domestic Subsidiaries, all as more fully described in, and subject to any exceptions set forth in, the Security Documents.

     "Commitment" and "Commitments" means the obligation of each of the Banks to enter into and perform this Agreement, to make available the Loans to the Company in the amounts shown on the signature page of each Bank hereto and all other duties and obligations of each of the Banks hereunder and shall include, without limitation, such Bank's Revolving Loan Commitment, its Tranche A Term Loan Commitment and its Tranche B Term Loan Commitment.

     "Commitment Fee" has the meaning specified in Section 2.19.
                                                   ------------

     "Commitment Percentage" means, with respect to each Bank, the percentage equivalent of the amount of the Commitment of such Bank (or the Commitment in question) divided by the aggregate amount of all the Commitments of all of the Banks (or the Commitments in question of all the Banks).

     "Common Stock" means the common Capital Stock of the Company.

     "Common Stock Repurchase" means the conversion of Common Stock of the Company into cash and the purchase of options to purchase Common Stock pursuant to the terms of the Merger Agreement.

     "Company" has the meaning specified in the introduction to this Agreement.

     "Consolidated Net Worth" means, as at any date of determination, all items which in conformity with GAAP would be included in the calculation of shareholders' equity on a consolidated balance sheet of the Company as at such date, without giving effect to writedowns or writeoffs of intangible assets after the Effective Date, plus any amounts included on such consolidated balance sheet in respect of the Company's Preferred Stock.

     "Continuing Directors" shall mean the directors of the Company on the Effective Date and each other director if (x) such director's nomination for the election to the Board of Directors of the Company is recommended by a majority of the then Continuing Directors or (y) such director is appointed to the Board of Directors of the Company by Apollo Group or its Affiliates pursuant to the Investors' Rights Agreement.

     "Conversion" or "Convert" (in each case whether or not capitalized) means the changing of a Eurodollar Rate Advance to an Alternate Base Rate Advance or vice versa in accordance with the provisions hereof.

     "Convertible Preferred Stock" means the Convertible Preferred Stock to be issued pursuant to the Subscription Agreement.

     "Credit Event" means the making of any Advance, the conversion of any Advance into a Eurodollar Rate Advance or the issuance of any Letter of Credit.

     "Default" means the occurrence of any event which with or without the giving of notice or the passage of time or both would become an Event of Default.

     "Default Rate" means, subject in each instance to Section 11.08 hereof, in
                                                       -------------
respect of any principal of, and (to the extent permitted by law) any interest on, any Advance, or any other amount payable by the Company under any Loan Document which is not paid when due (whether at stated maturity, by acceleration, or otherwise), a rate per annum during the period commencing on the due date until such amount is paid in full equal to the sum of two percent (2%), plus the applicable Margin for Alternate Base Rate Advances as in effect
      ----
from time to time (provided, that if such amount in default is principal of a
                   --------
Loan subject to a Eurodollar Rate and the due date is a day other than the last day of an Interest Period therefor, the "Default Rate" for such principal shall be, for the period from and including the due date and to but excluding the last day of the Interest Period therefor, two percent (2%), plus the interest rate
                                                       ----
for such Loan for such Interest Period and, thereafter, the rate provided for above in this definition).

     "Designated Payment Date" means March 31, June 30, September 30 and December 31 of each year; provided, however, if a Designated Payment Date shall be a day which is not a Business Day, such Designated Payment Date shall be the next succeeding Business Day, and such extension of time shall be included in determining the amount to be paid on such date.

     "Dollar" and "$" each means freely transferable U.S. dollars.

     "Domestic Subsidiary" shall mean each Subsidiary of the Company incorporated or organized in the United States or any State or territory thereof.

     "Domestic Lending Office" means, with respect to any Bank, the office of such Bank designated from time to time as its "Domestic Lending Office" hereunder.

     "EBITDA" means, for any period, and determined in accordance with GAAP (to the extent applicable), the sum of:

          (a) the consolidated pre tax income of the Company, plus the aggregate amount which was deducted for such period in determining such consolidated pre tax income for: (i) interest expense net of interest income; (ii) depreciation expense; (iii) amortization expense; iv) compensation expense relating to the issuance of stock and stock options to employees (to the extent same do not constitute a use of cash); (v) any management fees and consulting fees paid pursuant to, and in accordance with the requirements of, clauses (iii) and (iv) of Section 7.09 during such period; and (vi) any restructuring charges, deal costs, severance costs, or expenses incurred in connection with the Transaction and charged against income on or prior to the first anniversary of the Effective Date; and plus (or minus) the aggregate amount that was deducted or added for such period in determining consolidated pre-tax income for; (vii) any extraordinary losses or gains to the extent not related to the continuing operations of the Company and its Subsidiaries; and (viii) gains or losses from asset sales (including but not limited to the sale of stock of Subsidiaries) other than sales of inventory sold in the ordinary course of business; and

          (b) for each acquisition of a Qualified Company acquired by the Company during the twelve (12) months preceding the date as of which EBITDA is calculated and with respect to the period beginning twelve (12) months prior to the calculation of EBITDA through the date of said acquisition by the Company, the sum of the consolidated pre-tax income of such Qualified Company, plus: (A) the aggregate amount which was deducted for such period in determining such consolidated pre-tax income for (i) interest expense,
     (ii) depreciation expense, and (iii) amortization expense, and (B) Add-Back Adjustments of such Qualified Company; provided, said pre-acquisition EBITDA shall be included in EBITDA only to the extent any such amount is not included in subparagraph (a) above.

     "Effective Date" means the date on which all conditions to make an Advance set forth in Section 4.01 are first met or waived in accordance with Section
             ------------                                            -------
11.01 hereof.
-----

     "Eligible Assignee" means (a) any Bank; (b) a commercial bank organized under the laws of the United States, or any state thereof, and having total assets in excess of $1,000,000,000; (c) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development or any successor organization, or a political subdivision of any such country, and having total assets in excess of $1,000,000,000; provided that such bank is acting through a branch or agency located in the country in which it is organized or another country which is also a member of the Organization for Economic Cooperation and Development or any successor organization; (d) the central bank of any country which is a member of the Organization for Economic Cooperation and Development or any successor organization; and (e) any other bank or similar financial institution approved by the Administrative Agent.

     "Environmental Laws" means federal, state or local laws, rules or regulations, and any judicial, arbitral or administrative interpretations thereof, including any judicial, arbitral or administrative order, judgment, permit, approval, decision or determination pertaining to conservation or protection of the environment as in effect and enforceable against the Company or any of its Subsidiaries at the time in question, including the Clean Air Act, the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), the Federal Water Pollution Control Act, the Occupational Safety and
  ------
Health Act, the Resource Conservation and Recovery Act, the Safe Drinking Water Act, the Toxic Substances Control Act, the Superfund Amendment and Reauthorization Act of 1986, the Hazardous Materials Transportation Act, and comparable state and local laws, and other environmental conservation and protection laws.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated thereunder.

     "ERISA Affiliate" means any trade or business (whether or not incorporated) which is either a member of the same "controlled group" or under "common control," within the meaning of Section 414 of the Code and the regulations thereunder, with the Company.

     "Eurocurrency Liabilities" has the meaning specified in Regulation D as in effect from time to time.

     "Eurodollar Lending Office" means, with respect to each Bank, the branches or affiliates of such Bank designated as its "Eurodollar Lending Office" from time to time hereunder.

     "Eurodollar Rate" means, with respect to any Eurodollar Rate Advance for any Interest Period, the rate per annum (rounded to the nearest whole multiple of 1/100 of 1%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, the term "Eurodollar Rate" shall mean, for any Eurodollar Rate Advance for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided,
                                                                       --------
however, if more than one rate is specified on Reuters Screen LIBO Page, the
-------
applicable rate shall be the arithmetic mean of all such rates (rounded upwards, if necessary, to the nearest 1/100 of 1%).

     "Eurodollar Rate Advance" means any Advance bearing interest at a rate determined by reference to the Eurodollar Rate in accordance with the provisions of Article II.
   ----------

     "Events of Default" has the meaning specified in Section 9.01.
                                                      ------------

     "Excluded Taxes" shall mean with respect to the Administrative Agent or any Bank (a) income or franchise taxes imposed on (or measured by) its net income or net capital by the United States of America, or by the jurisdiction (or any political subdivision thereof or taxing authority therein) under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Bank, in which its applicable lending office is located (provided, however, that no Bank shall be deemed to be located in any
 --------  -------
jurisdiction solely as a result of taking any action related to this Agreement),
(b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction described in clause (a) above, and
(c) in the case of a Foreign Bank, any withholding tax that is attributable to such Foreign Bank's failure to comply with Section 2.17 (provided, however, that
                                                         --------  -------
"Excluded Taxes" shall not include any such withholding tax if (x) such Foreign Bank shall have satisfied the requirements of Section 2.17 on the date such Foreign Bank became a party to this Agreement, and (y) as a result of any change thereafter in any applicable law, treaty or governmental rule, regulation or order, or any change in the interpretation thereof, such Foreign Bank is no longer properly entitled to deliver forms, certificates or other evidence establishing that such Foreign Bank is not subject to withholding).

     "Execution Date" means February 22, 2000.

     "Existing Letters of Credit" means all letters of credit issued by Chase, outstanding on the Effective Date and described in Section 3.01(c).
                                                   ---------------

     "Federal Funds Effective Rate" has the meaning specified in the definition of the term "Alternate Base Rate."
             -------------------

     "Fees" has the meaning specified in Section 2.19.
                                         ------------

     "Financials" has the meaning specified in Section 5.07.
                                               ------------

     "Foreign Bank" has the meaning specified in Section 2.17.

     "Foreign Subsidiary" shall mean each Subsidiary of the Company which is not a Domestic Subsidiary.

     "Form S-4" means the joint proxy statement and prospectus of the Company and BOSC filed with the Securities and Exchange Commission on its Form S-4 Registration Statement.

     "Funded Debt" means all indebtedness for borrowed money of the Company (including Capitalized Lease Obligations, the BOSC Senior Subordinated Notes and the 9-3/4% Senior Subordinated Notes) evidenced by a written document and subject to periodic, required payments of interest and/or principal.

     "GAAP" means generally accepted accounting principles as in effect from time to time in the United States as set forth in the opinions, statements and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants, the Financial Accounting Standards Board and such other Persons who shall be approved by a significant segment of the accounting profession and concurred in by the independent certified public accountants certifying any audited financial statements of the Company.

     "Governmental Authority" means the government of the United States of America, any other national or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

     "Guaranteed Obligations" has the meaning specified in Section 8.01.
                                                           ------------

     "Guarantors" has the meaning provided in the introduction to this Agreement and, except as otherwise agreed by the Majority Banks and the Company, shall include all of the Domestic Subsidiaries of the Company.

     "Guaranty" means the obligations contained in Article VIII hereof.
                                                   ------------

     "Hazardous Materials" means (a) hazardous waste as defined in the Resource Conservation and Recovery Act of 1976, or in any applicable federal, state or local law or regulation, (b) hazardous substances, as defined in CERCLA, or in any applicable state or local law or regulation, (c) gasoline, or any other petroleum product or by-product, (d) toxic substances, as defined in the Toxic Substances Control Act of 1976, or in any applicable federal, state or local law or regulation or (e) insecticides, fungicides, or rodenticides, as defined in the Federal Insecticide, Fungicide, and

Rodenticide Act of 1975, or in any applicable federal, state or local law or regulation, as each such Act, statute or regulation may be amended from time to time.

     "Highest Lawful Rate" means, as to any Bank, the maximum nonusurious rate of interest that, under applicable law, may be contracted for, taken, reserved, charged or received by such Bank on the Loans or under the Loan Documents at any time or from time to time. If the maximum rate of interest which, under applicable law, any of the Banks are permitted to charge the Company on the Loans shall change after the date hereof, to the extent permitted by applicable law, the Highest Lawful Rate shall be automatically increased or decreased, as the case may be, as of the effective time of such change without notice to the Company or any other Person.

     "Indebtedness" means, without duplication, (a) all indebtedness for borrowed money (whether by loan or the issuance and sale of debt securities),
(b) all indebtedness evidenced by bonds, debentures, notes or other similar instruments, (c) all Capitalized Lease Obligations, (d) all obligations to reimburse the issuer of any Letter of Credit for amounts drawn or drawable, (e) the deferred purchase price of assets or services payable to the sellers thereof or any of such seller's assignees which in accordance with GAAP would be shown on the liability side of the balance sheet of such Person but excluding deferred rent as determined in accordance with GAAP, provided that Indebtedness described
                                            --------
in this clause (e) shall not include (x) trade payables and accrued expenses, in each case arising in the ordinary course of business and (y) contingent purchase price obligations and other earnout obligations of the Company and its Subsidiaries incurred in connection with Permitted Acquisitions on a basis consistent with past practices of the Company and its Subsidiaries as in effect on the Effective Date, which obligations are not required to be included as indebtedness on the face of the Company's consolidated balance sheet in accordance with GAAP, (f) asset securitizations, (g) all net indebtedness, liabilities, and obligations under Interest Rate Protection Agreements and (h) all Indebtedness of others guaranteed by such Person or for which such Person is providing an indemnity or otherwise assuring payment thereof.

     "Indentures" means the BOSC Senior Subordinated Notes Indenture and the 9-3/4% Senior Subordinated Notes Indenture and "Indenture" means either of such Indentures.

     "Interest Period" has the meaning specified in Section 2.11.
                                                    ------------

     "Interest Rate Protection Agreement" shall mean any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate hedging agreement or other similar agreement or arrangement.

     "Inventory" means all inventory now owned or hereafter acquired by any Person wherever located and whether or not in transit, which is or may at any time be held for sale or lease, or furnished under any contract (exclusive of leases of real Property) for service or held or used as raw materials, work-in-process, or supplies or materials used or consumed in the business of such Person.

     "Investment" means, as applied to any Person, any direct or indirect purchase or other acquisition by such Person of the stock, other securities or all or a significant portion of the assets of any other Person (other than inventory or supplies acquired in the ordinary course of business), or any direct or indirect loan, advance or capital contribution by such Person to any other Person, and any other item which would be classified as an "investment" on a balance sheet of such Person, including any direct or indirect contribution by such Person of property or assets to a joint venture, partnership or other business entity in which such Person retains an interest but shall not include demand deposits.

     "Investors' Rights Agreement" means the Investors' Rights Agreement dated as of November 2, 1999, between the Company and certain of its investors.

     "Issuing Bank" means Bank of America, in its capacity as a Bank, or such other Bank(s) to which the Company and the Majority Banks subsequently agree and shall include Chase and Bankers Trust Company as the Issuing Banks with respect to the Existing Letters of Credit previously issued by such Banks, respectively.

     "Janitorial Equipment" shall mean buffers and scrubbers and other janitorial equipment used by the Building One Services Solution Division (or its successors) of the Company and its Subsidiaries.

     "Letter of Credit Fee" has the meaning specified in Section 2.19(b).
                                                         ---------------

     "Letter of Credit Liabilities" means, at any time, the sum of (a) the aggregate undrawn face amount of all outstanding Letters of Credit, plus (b) all
                                                                    ----
unreimbursed drawings under Letters of Credit.

     "Letter of Credit Request" has the meaning specified in Section 3.02(a).
                                                             ---------------

     "Letters of Credit" has the meaning specified in Section 3.01(a).
                                                      ---------------

     "Lien" means, when used with respect to any Person, any mortgage, lien, charge, pledge, security interest or encumbrance of any kind (whether voluntary or involuntary and whether imposed or created by operation of law or otherwise) upon, or pledge of, any of its property or assets, whether now owned or hereafter acquired, any capital lease in the nature of the foregoing, any conditional sale agreement or other title retention agreement, in each case, for the purpose, or having the effect, of protecting a creditor against loss or securing the payment or performance of an obligation.

     "Loan" and "Loans" means Revolving Loans (including Swingline Advances), Tranche A Term Loans, and Tranche B Term Loans.

     "Loan Documents" means this Agreement, the Notes, the Security Documents, the Notices of Advance, any Interest Rate Protection Agreements entered into with the Administrative Agent, any other Bank or any of their Affiliates, and the corporate resolutions authorizing the Loan Documents.

     "Majority Banks" means Banks holding greater than 50% of the Total Commitment.

     "Management Participants" shall mean those individuals identified on
Schedule 1.01, immediate family members thereof, trusts for the benefit of their
-------------
family members and certain members of management of the Company previously identified and satisfactory to the Administrative Agent, immediate family members thereof and trusts for the benefit of their family members.

     "Margin" means, (a) with respect to Revolving Loans (including Swingline Advances) and to Alternate Base Rate Advances, Eurodollar Rate Advances, or Commitment Fees, as applicable, the percentage determined in accordance with the following table:


     ---------------------------------------------------------------------------------------------------
                               Equal to        Equal to        Equal to       Equal to
       Funded Debt/           or greater      or greater     or greater      or greater
        Pro Forma                than            than            than           than        Less than
        ---------
       EBITDA Ratio          3.50 to 1.00    2.75 to 1.00    2.00 to 1.00   1.50 to 1.00   1.50 to 1.00
       ------------         --------------       and             and             and       -------------
                                              less than       less than       less than
                                             3.50 to 1.00    2.75 to 1.00   2.00 to 1.00
                                            --------------  --------------  -------------
     ---------------------------------------------------------------------------------------------------
     Alternate Base Rate
     Margin                          .50%             .25%              0%             0%             0%
     ---------------------------------------------------------------------------------------------------
     Eurodollar Margin              2.00%            1.75%           1.50%          1.25%          1.00%
     ---------------------------------------------------------------------------------------------------
     Commitment Fee                 .375%            .375%           .375%           .25%           .25%
     ---------------------------------------------------------------------------------------------------

and (b) with respect to Term Loans and to Alternate Base Rate Advances, Eurodollar Rate Advances, or Commitment Fees (for the Tranche A Term Loan Commitment only), as applicable, the percentage determined in accordance with the following table:

     --------------------------------------------------------------------------------------------
                               Equal to        Equal to        Equal to
       Funded Debt/           or greater      or greater     or greater
        Pro Forma                than            than            than            Less than
        ---------
       EBITDA Ratio          3.50 to 1.00    2.75 to 1.00    2.00 to 1.00       1.50 to 1.00
       ------------         --------------       and             and            -------------
                                              less than       less than
                                             3.50 to 1.00    2.75 to 1.00
                                            --------------  --------------
     --------------------------------------------------------------------------------------------
     Alternate Base Rate
     Margin                             1.0%            .75%            .50%           0.25%
     --------------------------------------------------------------------------------------------
     Eurodollar Margin                 2.50%           2.25%           2.00%           1.75%
     --------------------------------------------------------------------------------------------
     Commitment Fee                     .50%            .50%            .50%            .50%
     --------------------------------------------------------------------------------------------

provided that: (i) for six months after the Effective Date the Margin for Revolving Loans (including Swingline Advances) shall be 0% or greater for Alternate Base Rate Advances, 1.50% or greater for Eurodollar Rate Advances and 0.375% for the Commitment Fee; and (ii) for twelve months after the Effective Date, the Margin for Term Loans shall be 0.50% or greater for Alternate Base Rate Advances, 2.0% or greater for Eurodollar Rate Advances and
 .50% for Commitment Fees.

     If sufficient information does not exist to calculate the applicable Margin, Eurodollar Rate Advances shall not be available to the Company and the applicable Margin for Alternate Base Rate Advances shall be deemed to be .50% for Revolving Loans and 1.00% for Term Loans.

     "Margin Period" means a period commencing three (3) days after the date on which the quarterly or annual financial statements of the Company are required to be delivered pursuant to Section 6.01(a) or Section 6.01(b), as the case may
                            ---------------    ---------------
be, and ending three (3) days after the next date a financial statement is required to be so delivered.

     "Material Adverse Effect" means, relative to any occurrence of whatever nature (including any adverse determination in any litigation, arbitration or governmental investigation or proceeding), (a) a material adverse effect on the financial condition, business or operations of the Company and its Subsidiaries taken as a whole or (b) a material impairment of the collective ability of the Company and its Subsidiaries taken as a whole to make payment hereunder or under any Note or the right of any Bank to enforce any of its remedies to collect any amounts owing under the Loan Documents.

     "Material Contract"  means the Contracts listed on Schedule 6.11, as
                                                        -------------
amended from time to time.

     "Maximum Guaranteed Amount" means for each Guarantor the maximum amount which any Guarantor could pay under the Guaranty without having such payment set aside as a fraudulent transfer or conveyance or similar action under the Bankruptcy Code or any applicable state or foreign law.

     "Merger" means the merger of BOSC with and into the Company with the Company as the surviving corporation.

     "Merger Agreement" means the Agreement and Plan of Merger dated as of November 2, 1999, as amended, between the Company and BOSC.

     "Multiemployer Plan" means any plan that is a "multiemployer plan" (as such term is defined in Section 4001(a)(3) of ERISA).

     "Net Proceeds" means (a) in connection with any disposition of Property of the Company or any of its Subsidiaries, the gross cash proceeds (including any cash received by way of deferred payment pursuant to a promissory note, receivable or otherwise, but only as and when received) received from any sale of assets, net of (i) reasonable transaction costs (including, without limitation, any underwriting, brokerage or other customary selling commissions and reasonable legal, advisory and other fees and expenses, including title and recording expenses, associated therewith) and payments of unassumed liabilities relating to the assets sold at the time of, or within 30 days after, the date of such sale, (ii) the amount of such gross cash proceeds required to be used to repay any

Indebtedness (other than Indebtedness of the Banks pursuant to this Agreement) which is secured by the respective assets which were sold, and (iii) the estimated marginal increase in income taxes which will be payable by the Company's consolidated group with respect to the fiscal year in which the sale occurs as a result of such sale; provided, however, that such gross proceeds
                                 --------  -------
shall not include any portion of such gross cash proceeds which the Company determines in good faith should be reserved for post-closing adjustments (including indemnification payments) (to the extent the Company delivers to the Administrative Agent a certificate signed by its chief financial officer or treasurer, controller or chief accounting officer as to such determination), it being understood and agreed that on the day that all such post-closing adjustments have been determined (which shall not be later than six months following the date of the respective asset sale), the amount (if any) by which the reserved amount in respect of such sale or disposition exceeds the actual post-closing adjustment payable by the Company or any of its Subsidiaries shall constitute Net Proceeds as of such date of determination (it being understood that Net Proceeds shall not include any trade-in-credits or purchase price reductions received by the Company or any of its Subsidiaries in connection with an exchange of equipment for replacement equipment that is the functional equivalent of such exchanged equipment); and (b) in connection with issuance of any securities, the cash proceeds received from such issuance, net of all costs of such issuance (including, without limitation, reasonable out-of-pocket professional fees and expenses, notarial fees, underwriting discounts and commissions, and other customary fees and expenses) actually paid.

     "9-3/4% Senior Subordinated Notes" shall mean the Company's 9-3/4% Senior Subordinated Notes due 2009, issued pursuant to the 9-3/4% Senior Subordinated Notes Indenture, in effect on the Effective Date and as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof. As used herein, the term "9-3/4% Senior Subordinated Notes" shall include any Exchange Securities issued pursuant to the 9-3/4% Senior Subordinated Notes Indenture in exchange for outstanding 9-3/4% Senior Subordinated Notes.

     "9-3/4% Senior Subordinated Notes Indenture" shall mean the Indenture, dated as of January 22, 1999, among the Company, certain of its Subsidiaries and the 9-3/4% Senior Subordinated Notes Indenture Trustee, as in effect on the Effective Date and as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

     "9-3/4% Senior Subordinated Notes Indenture Trustee" shall mean State Street Bank and Trust Company and any successor thereto.

     "Note" and "Notes" mean the Revolving Notes, the Swingline Note, the Tranche A Term Notes and the Tranche B Term Notes.

     "Notice of Advance" has the meaning provided in Section 2.03.
                                                     ------------

     "Notice of Conversion" has the meaning provided in Section 2.05.
                                                        ------------

     "Notice of Default" has the meaning specified in Section 9.02.
                                                      ------------

     "Obligations" means all the obligations of the Company now or hereafter existing under the Loan Documents, whether for principal, interest, Fees, expenses, indemnification or otherwise.

     "Offer to Purchase" means the Company's Offer to Purchase its 9-3/4% Senior Subordinated Notes to be funded out of the proceeds of the Tranche A Term Loan.

     "Other Activities" has the meaning specified in Section 10.03.
                                                     -------------

     "Other Financings" has the meaning specified in Section 10.03.
                                                     -------------

     "Outstanding Revolving Credit" means, at any time of determination, the sum of (a) the aggregate amount of Revolving Loans then outstanding; plus (b) the aggregate amount of Letter of Credit Liabilities (or when calculated with respect to any Bank, such Bank's pro rata share of the Revolving Loans then outstanding and participation or other interest in such Letter of Credit Liabilities).

     "Payment Office" means the office of the Administrative Agent located at 901 Main Street, Dallas, Texas 75202, or such other office as the Administrative Agent may hereafter designate in writing as such to the other parties hereto.

     "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to all or a substantial portion of its functions under ERISA.

     "Permitted Acquired Debt" has the meaning specified in Section 7.03(n).
                                                            ---------------

     "Permitted Acquisition" shall mean the acquisition by the Company or any of its Wholly-Owned Domestic Subsidiaries of assets constituting a business, division or product line of any Person, not already a Wholly-Owned Subsidiary of the Company or any of its Wholly-Owned Subsidiaries, or of 100% of the capital stock or other equity interests of any such Person, which Person shall be engaged in a Permitted Business and, as a result of such acquisition, become a Wholly-Owned Domestic Subsidiary of the Company or such Wholly-Owned Domestic Subsidiary, provided that (a) the consideration paid by the Company or such Wholly-Owned Domestic Subsidiary consists solely of cash (including proceeds of Revolving Loans) or the issuance of the Company's Common Stock (including options, warrants or other equity-linked instruments), the issuance of Indebtedness otherwise permitted by Section 7.03 (including Permitted
                                    ------------
Subordinated Indebtedness) and the assumption/acquisition of any Permitted Acquired Debt (calculated in accordance with GAAP) relating to such business, division, product line or Person which is permitted to remain outstanding in accordance with the requirements of Section 7.03, (b) in the case of the
                                    ------------
acquisition of 100% of the capital stock or other equity interests of any Person, such Person (the "Acquired Person") shall own no capital stock or other
                           ---------------
equity interests of any other Person unless either (x) the Acquired Person owns 100% of the capital stock or other equity interests of such other Person or (y) if the Acquired Person owns capital stock or equity interests in any other Person which is not a Wholly-Owned Subsidiary of the Acquired Person (a "Non-
                                                                         ---
Wholly Owned Entity"), (1) the Acquired Person shall not have been created or
-------------------
established in contemplation of, or for
purposes of, the respective Permitted Acquisition, (2) any Non-Wholly Owned Entity of the Acquired Person shall have been non-wholly-owned prior to the date of the respective Permitted Acquisition and not created or established in contemplation thereof and (3) such Person and/or its Wholly-Owned Subsidiaries own 80% of the consolidated assets of such Person and its Subsidiaries, (c) the assets acquired, or the business of the Acquired Person, shall be in a Permitted Business and (d) all applicable requirements of Section 7.15 applicable to
                                                ------------
Permitted Acquisitions are satisfied. Notwithstanding anything to the contrary contained in the immediately preceding sentence, an acquisition which does not otherwise meet the requirements set forth above in the definition of "Permitted
                                                                      ---------
Acquisition" shall constitute a Permitted Acquisition if, and to the extent, the
-----------
Majority Banks agree in writing that such acquisition shall constitute a Permitted Acquisition for purposes of this Agreement.

     "Permitted Business" shall mean the provision of all manner of facilities services to the owners or operators of industrial, commercial, institutional and residential plants, buildings and homes, including without limitation, (i) design, engineering, construction, project management, repair, replacement, maintenance and service of all of the mechanical (HVAC; plumbing and piping; fire suppression systems) and electrical (internal and external wiring; generators and UPS systems; voice and data systems; fire and life safety systems; temperature control, building automation and energy management systems), (ii) rigging, millwright and other industrial services, (iii) janitorial, specialty cleaning and other services for the repair, maintenance and upkeep of plants and buildings and their adjacent grounds, including the provision of onsite maintenance and support personnel and the outsourcing of the facilities management function by an owner or operator, (iv) provision of ancillary services to support the foregoing, including performance contracting, energy management and aggregation, and project financing and (v) businesses reasonably related to any of the foregoing.

     "Permitted Debt" shall mean and include Permitted Acquired Debt, Permitted Subordinated Refinancing Indebtedness and Permitted Subordinated Indebtedness.

     "Permitted Holders" shall mean Apollo Group and its Affiliates and the Management Participants.

     "Permitted Investments" means, as to any Person:

     (a) securities issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof (provided that the full
                                                        --------
faith and credit of the United States is pledged in support thereof) having maturities of not more than twelve months from the date of acquisition thereof,

     (b) time deposits and certificates of deposit with maturities of not more than twelve months from the date of acquisition by such Person which deposits or certificates are either: (i) fully insured by the Federal Deposit Insurance Corporation or (ii) in any Bank or other commercial bank incorporated in the United States or any U.S. branch of any other commercial bank, in each case having capital, surplus and undivided profits aggregating $100,000,000 or more with a long-term unsecured debt rating of at least A- from Standard & Poor's Ratings Group or A3 from Moody's Investors Service,

     (c) commercial paper issued by any Person incorporated in the United States rated at least A2 or the equivalent thereof by Standard & Poor's Ratings Group or at least P2 or the equivalent thereof by Moody's Investors Service and, in each case, maturing not more than 270 days after the date of issuance,

     (d) investments in money market mutual funds having assets in excess of $2,000,000,000 substantially all of whose assets are comprised of securities of the types described in clauses (a) through (c) above, and

     (e) repurchase or reverse purchase agreements respecting obligations with a term of not more than seven days for underlying securities of the types described in clause (a) above entered into with any bank listed in or meeting the qualifications specified in clause (b) above.

     (f) cash;

     (g) investments (including debt obligations) received in connection with the bankruptcy or reorganization of suppliers or customers or in settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business; and

     (h) Capital Expenditures (other than Permitted Acquisitions) and Liens not prohibited by this Agreement.

     "Permitted Liens" means, as to any Person:

               (a) Liens for taxes, assessments, levies or other governmental charges not yet due or which are being contested in good faith by appropriate proceedings and for which adequate reserves are maintained in accordance with GAAP;

               (b) Liens in connection with worker's compensation, unemployment insurance or other social security, old age pension or public liability obligations not yet due or which are being contested in good faith by appropriate proceedings and for which adequate reserves are maintained in accordance with GAAP;

               (c) operator's, vendors', carriers', warehousemen's, repairmen's, mechanics', workers', materialmen's or other like Liens arising by operation of law in the ordinary course of business (or deposits to obtain the release of any such Lien) and securing amounts of $500,000 or less or amounts not yet due or which are being contested in good faith by appropriate proceedings and for which adequate reserves are maintained in accordance with GAAP;

               (d) deposits to secure insurance or adequate self insurance arrangements in the ordinary course of business;

               (e) deposits and other Liens to secure the performance of bids, tenders, contracts (other than contracts for the payment of indebtedness for borrowed money or the deferred purchase price of goods or services), leases, licenses, franchises, trade contracts, statutory obligations, surety and appeal bonds and performance bonds and other obligations of a like nature incurred in the ordinary course of business;

               (f) easements, rights of way, covenants, restrictions, reservations, exceptions, encroachments, zoning and similar restrictions and other similar encumbrances (other than to secure the payment of indebtedness for borrowed money or the deferred purchase price of goods or services) or title defects, in each case incurred in the ordinary course of business which, in the aggregate, are not substantial in amount, and which do not in any case singly or in the aggregate materially detract from the value or usefulness of the Property subject thereto for the business conducted by the Company and its Subsidiaries or materially interfere with the ordinary conduct of the business of the Company and its Subsidiaries;

               (g)  bankers' liens arising by operation of law;

               (h) inchoate Liens arising under ERISA to secure contingent liabilities of the Company and its Subsidiaries;

               (i) landlord's liens arising in the ordinary course of business which have not arisen to secure Indebtedness for borrowed money and which do not in the aggregate materially detract from the value of the Collateral or materially effect the use of the assets of such Person;

               (j) Liens on assets of Subsidiaries to secure Indebtedness to the Company provided same are collaterally assigned to the Administrative Agent, provided, such Liens may be incurred only to the extent the underlying Indebtedness is otherwise permitted under the terms of this Agreement;

               (k) Liens on the right to rebates of prepaid insurance premiums financed by third parties on behalf of the Company or any of its Subsidiaries to secure up to $10,000,000 outstanding at any time.

               (l)  judgment Liens that do not constitute an Event of Default;
          and

               (m)  Liens permitted under Section 7.04 (excluding subsection (c)
                                          ------------
          thereof).

     "Permitted Subordinated Indebtedness" shall mean subordinated Indebtedness of the Company or any Subsidiary thereof (subordinated, among other things, to such Subsidiary's Guaranty), incurred in connection with a Permitted Acquisition and in accordance with Sections 7.03 and 7.15 (which subordinated Indebtedness
                       -------------     ----
may, at the option of the Company, be convertible into Company common stock), which Permitted Subordinated Indebtedness and all terms and conditions thereof (including, without limitation, the maturity thereof, the interest rate applicable thereto, amortization, defaults, remedies, voting rights, subordination provisions, conversion provisions, etc.), and the documentation therefor, shall be reasonably satisfactory to the Administrative Agent, provided that in any event, unless the Majority Banks otherwise expressly consent in writing prior to the incurrence thereof, no such Indebtedness shall be secured by any asset of the Company or any of its Subsidiaries. The incurrence of Permitted Subordinated Indebtedness shall be deemed to be a representation and warranty by the Company that all conditions thereto have been satisfied in all material respects and that same is permitted in accordance with the terms of this Agreement, which representation and warranty shall be deemed to be a representation and warranty for all purposes hereunder, including, without limitation, Sections 4.02 and
                                                           -------------
9.01.
----

     "Permitted Subordinated Refinancing Indebtedness" shall mean Indebtedness of the Company issued or given in exchange for, or the proceeds of which are used to refinance, the BOSC Senior Subordinated Notes and/or 9-3/4% Senior Subordinated Notes and otherwise applied in accordance with Section 2.07(b)(iii) so long as (a) after giving effect to the incurrence of such Indebtedness, the weighted average life to maturity of the Funded Debt of the Company and its Subsidiaries is not shorter than prior to such incurrence, (b) Funded Debt of the Company after such refinancing does not exceed the sum of the total amount of Funded Debt of the Company outstanding immediately prior to such refinancing plus accrued interest and the costs and expenses associated with such refinancing (including, without limitation, reasonable out-of-pocket professional fees and expenses, investment banking fees, financial advisory fees and other customary fees and expenses), (c) such Indebtedness does not add guarantors, obligors or security from that which applied to the BOSC Senior Subordinated Notes or 9 3/4% Senior Subordinated Notes, as the case may be, (d) such Indebtedness has substantially the same (or, from the perspective of the Banks, more favorable) subordination provisions as applied to the BOSC Senior Subordinated Notes or 9 3/4% Senior Subordinated Notes, as the case may be, and
(e) all other terms of such refinancings (including, without limitation, with respect to covenants, defaults and remedies), are not, taken as a whole, materially less favorable to the Company than those in this Agreement.

     "Person" means an individual, partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a foreign or domestic state or political subdivision thereof or any agency of such state or subdivision.

     "Plan" means any employee pension benefit plan (as defined in Section 3(2) of ERISA), subject to Title IV of ERISA or Section 412 of the Code, other than a Multiemployer Plan, with respect to which the Company or an ERISA Affiliate contributes or has an obligation or liability to contribute, including any such plan that may have been terminated.

     "Pledge Agreement" has the meaning specified in Section 4.01(d)(ii).
                                                     -------------------

     "Preferred Stock" means preferred Capital Stock of the Company designated as such by a certificate of designation in existence and delivered to the Administrative Agent on the Execution Date and additional preferred Capital Stock the designations for which provide for no mandatory redemption on or prior to the Term Loan Maturity Date and provide that no cash dividends are required or permitted at any time that a Default or an Event of Default exists under this Agreement or would result from the payment of such cash dividend.

     "Prescribed Forms" shall mean such duly executed form(s) or statement(s), and in such number of copies, which may, from time to time, be prescribed by law and which, pursuant to applicable provisions of the Code or an income tax treaty between the United States and the country of residence of the party providing the form(s) or statement(s), permit each of the Company and the Administrative Agent to make payments hereunder for the account of such party free of deduction or withholding of income and other taxes.

     "Pro Forma Financial Statements" shall mean the pro forma financial statements to be provided as required by Section 4.01(u).
                                         ---------------

     "Projections" means the Company's forecasted consolidated: (a) balance sheets; (b) profit and loss statements; (c) cash flow statements; and (d) capitalization statements, all materially consistent with the Company's historical financial statements, together with appropriate supporting details and a statement of underlying assumptions.

     "Property" or "assets" (whether or not capitalized) means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

     "Qualified Company" means any Person in a Permitted Business.

     "Qualified High Yield Offerings" means one or more issuances on or before the first anniversary of the Effective Date of subordinated, unsecured debt securities by the Company and/or one or more of its Subsidiaries (which may be guaranteed by the Company and any of its Subsidiaries on a subordinated basis) in an aggregate principal amount not to exceed $300,000,000 at any one time outstanding with a maturity date after the Term Loan Maturity Date and with an average life to maturity greater than that of the Term Loans (as of the date of each such Qualified High Yield Offering).

     "Release" means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping or disposing into the environment (including the abandonment or discarding of barrels, containers and other closed receptacles).

     "Reportable Event" means an event described in Section 4043(b) of ERISA with respect to a Plan as to which the 30-day notice requirement has not been waived by the PBGC.

     "Requirements of Environmental Laws" means, as to any Person, the requirements of any applicable Environmental Law relating to or affecting such Person or the condition or operation of such Person's business or its properties, both real and personal.

     "Reserve Percentage" means, for any Interest Period and for any Bank, the reserve percentage applicable during such Interest Period under regulations issued from time to time by the Board (or if more than one such percentage is so applicable, the daily average for such percentages for those days in such Interest Period during which any such percentage shall be so applicable) for determining the maximum reserve requirement (including any marginal, supplemental or emergency reserves) for such Bank in respect of liabilities or assets consisting of or including Eurocurrency Liabilities.

     "Responsible Officer" means the president, chief executive officer, chief operating officer, treasurer or chief financial officer of the Company.

     "Revolving Loan Commitment" shall mean, with respect to each Bank, the amount set forth opposite such Bank's name on its signature page directly below the heading entitled "Revolving Loan Commitment" as the same may be reduced or terminated pursuant to Sections 2.18 and/or 9.02.
                       -------------        ----

     "Revolving Loan Maturity Date" shall mean February 22, 2005.

     "Revolving Loans" means Advances made pursuant to Section 2.01(a).
                                                       ---------------

     "Revolving Note" shall have the meaning provided in Section 2.02.
                                                         ------------

     "Securities" means any stock, shares, options, warrants, voting trust certificates, or other instruments evidencing an ownership interest or a right to acquire an ownership interest in a Person or any bonds, debentures, notes, or other evidences of indebtedness for borrowed money, secured or unsecured.

     "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

     "Security Agreement" has the meaning specified in Section 4.01(d)(i).
                                                       ------------------

     "Security Documents" means the documents described in Section 4.01(d) of
                                                           ---------------
this Agreement executed by the Company and its Subsidiaries in favor of Bank of America, as Administrative Agent, for the benefit of the Banks, pursuant to the terms hereof.

     "Senior Debt" means Funded Debt other than the BOSC Senior Subordinated Notes, the 9-3/4% Senior Subordinated Notes, Permitted Subordinated Indebtedness, Permitted Subordinated Refinancing Indebtedness and any other subordinated Indebtedness permitted hereby.

     "Shareholder Subordinated Notes" means an unsecured junior subordinated note issued by the Company (and not guaranteed or supported in any way by any of its Subsidiaries) in the form of Exhibit 1.01D.
                                 -------------

     "Significant Subsidiary" means, at any time, any Subsidiary of the Company having at such time either (i) total gross revenues as of the date of determination in excess of 1/2% of total gross revenues for the Company and its Subsidiaries or (ii) total assets, as of the last day of the preceding fiscal quarter, having a net book value in excess of 1/2% of the consolidated assets of the Company and its Subsidiaries, in each case based upon the Company's most recent annual or quarterly financial statements delivered to the Banks and the Administrative Agent under Section 6.01.

     "Solvent" means, with respect to any Person as of the date of any determination, that on such date (a) the fair value of the Property of such Person (both at fair valuation and at present fair saleable value) is greater than the total liabilities, including, without limitation, contingent liabilities, of such Person, (b) the present fair saleable value of the assets of such Person is not less than the amount that will be require to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations, and other commitments as they mature in the normal course of business, (d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature, and (e) such Person is not engaged in a business or a transaction and is not about to engage in a business or a transaction, for which such Person's Property would constitute unreasonably small capital after giving due consideration to current and anticipated future capital requirements and current and anticipated future business conduct and the prevailing practice in the industry in which such Person is engaged. In computing the amount of contingent liabilities at any time, such liabilities shall be computed at the amount which, in light of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

     "Subscription Agreement" means the Subscription and Exchange Agreement dated as of November 2, 1999, between the Company and BOSS II, LLC, a Delaware limited liability company.

     "Subsidiary" means, with respect to any Person, (a) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person, directly or indirectly, and (b) any partnership, association, joint venture or other entity in which such Person, directly or indirectly, has greater than 50% of the equity interest. Unless otherwise provided or the context otherwise requires, the term "Subsidiary" or "Subsidiaries" shall mean a Subsidiary or Subsidiaries of the Company.

     "Swingline Advances" has the meaning specified in Section 2.01(a).
                                                       ---------------

     "Swingline Lender" has the meaning specified in Section 2.01(a).
                                                     ---------------

     "Swingline Note" means the swingline promissory note provided for by
Section 2.02 and all amendments and other modifications thereof.
------------

     "Syndication Agent" means Chase.

     "Taxes" shall mean taxes, levies, imposts, deductions, charges or withholdings, excluding Excluded Taxes.

     "Term Loans" means, collectively, the Tranche A Term Loans and the Tranche B Term Loans.

     "Term Loan Maturity Date" shall mean February 22, 2006.

     "Total Commitment" means the aggregate Commitments of all Banks totaling a maximum of $800,000,000 for all Banks.

     "Total Revolving Loan Commitment" shall mean $500,000,000, the sum of the Revolving Loan Commitments of each of the Banks, as the same may be terminated or reduced pursuant to Sections 2.18 and/or 9.02.
                       -------------        ----

     "Total Tranche A Term Loan Commitment" shall mean $130,000,000, the sum of the Tranche A Term Loan Commitments of each of the Banks.

     "Total Tranche B Term Loan Commitment" shall mean $170,000,000, the sum of the Tranche B Term Loan Commitments of each of the Banks.

     "Tranche A Term Loan" shall have the meaning provided in Section 2.01(b).
                                                              ---------------

     "Tranche A Term Loan Commitment" shall mean, with respect to each Bank, the amount set forth opposite such Bank's name on its signature page directly below the heading entitled "Tranche A Term Loan Commitment" as the same may be terminated or reduced pursuant to Sections 2.18 and/or 9.02.
                                  -------------        ----

     "Tranche A Term Loan Maturity Date" shall mean February 22, 2006.

     "Tranche A Term Note" shall have the meaning provided in Section 2.02.
                                                              ------------

     "Tranche B Term Loan" shall have the meaning provided in Section 2.01(c).
                                                              ---------------

     "Tranche B Term Loan Commitment" shall mean, with respect to each Bank, the amount set forth opposite such Bank's name on its signature page directly below the heading entitled "Tranche B Term Loan Commitment."

     "Tranche B Term Loan Maturity Date" shall mean February 22, 2006.

     "Tranche B Term Note" shall have the meaning provided in Section 2.02.
                                                              ------------

     "Transaction" shall mean, collectively, (i) the Merger, (ii) the Common Stock Repurchase, (iii) the purchase of 9-3/4% Senior Subordinated Notes and/or amendment to the 9-3/4% Senior Subordinated Notes Indenture, (iv) the issuance of Convertible Preferred Stock, (v) the entering into of the Loan Documents and the incurrence of Loans on the Effective Date and (vi) the payment of fees and expenses in connection with the foregoing.

     "Transaction Documents" shall mean, collectively, (i) the Merger Agreement,
(ii) the Subscription Agreement, (iii) the Investors' Rights Agreement, (iv) the Loan Documents, (v) the Offer to Purchase, and (vi) the Form S-4.

     "Unutilized Commitment" means the Total Revolving Loan Commitment less the sum of outstanding Revolving Loans (excluding therefrom Swingline Advances, which shall not constitute usage for purposes of calculating the Commitment Fee) and Letter of Credit Liabilities.

     "U.S." means the United States of America.

     "Wholly-Owned Domestic Subsidiary" shall mean, as to any Person, any Wholly-Owned Subsidiary of such Person which is a Domestic Subsidiary.

     "Wholly-Owned Foreign Subsidiary" shall mean, as to any Person, any Wholly-Owned Subsidiary of such Person which is not a Domestic Subsidiary.

     "Wholly-Owned Subsidiary" shall mean, as to any Person, (i) any corporation 100% of whose capital stock (other than director's qualifying shares and/or other nominal amounts of shares required to be held other than by such Person under applicable law) is at the time owned by such Person and/or one or more Wholly-Owned Subsidiaries of such Person and (ii) any partnership, association, joint venture or other entity in which such Person and/or one or more Wholly-Owned Subsidiaries of such Person has a 100% equity interest at such time.

     Section 1.02  Types of Advances.  Advances and Loans hereunder are
                   -----------------
distinguished by "Type". The Type of an Advance refers to the determination whether such Advance is a Eurodollar Rate Advance or an Alternate Base Rate Advance.

     Section 1.03  Accounting Terms.  All accounting terms not defined herein
                   ----------------
shall be construed in accordance with GAAP, as applicable, and all calculations required to be made hereunder and all financial information required to be provided hereunder shall be done or prepared in accordance with GAAP, if applicable.

     Section 1.04  Schedules.  Schedules hereto may be updated by the Company
                   ---------
from time to time to reflect transactions and other matters not prohibited by the Loan Documents.

                                  ARTICLE II
                                   THE LOANS
                                   ---------

     Section 2.01  The Loans.
                   ---------

     (a) Revolving Loans/Swingline Advances.  Subject to the terms and
         ----------------------------------
conditions hereof, each Bank severally agrees at any time and from time to time on and after the Execution Date and prior to the Revolving Loan Maturity Date, to make and maintain a revolving credit loan or loans (each a "Revolving Loan" and collectively, the "Revolving Loans") to the Company not to exceed at any time outstanding the maximum amount of its Revolving Loan Commitment, which Loans

(i) shall, at the option of the Company, be made and maintained pursuant to one or more Advances comprised of Alternate Base Rate Advances or Eurodollar Rate Advances, provided that, except as otherwise specifically provided herein, all Advances made pursuant to a single Notice of Advance shall be of the same Type,
(ii) in the case of Eurodollar Rate Advances, shall be made in the minimum amount of $1,000,000 and integral multiples of $1,000,000 and, in the case of Alternate Base Rate Advances, in the minimum amount of $1,000,000 and integral multiples of $500,000, or, in either case, the amount of the Unutilized Commitment, (iii) may be repaid and, so long as no Default or Event of Default exists hereunder, reborrowed, at the option of the Company in accordance with the provisions hereof, and (iv) shall, in the aggregate at any time outstanding, together with the Letter of Credit Liabilities, not exceed the Total Revolving Loan Commitment. There shall be no further Advances after the Revolving Loan Maturity Date. Notwithstanding anything to the contrary contained in this Agreement, the Company may from time to time request, and Bank of America (or any successor Bank acting as swingline lender, approved by the Company and the Administrative Agent, the "Swingline Lender") may at its discretion from time to time advance (but shall in no event be obligated to advance), Revolving Loans which are to be funded solely by the Swingline Lender (the "Swingline Advances"); provided however, that (i) the aggregate principal amount of the Swingline Advances outstanding at any time shall not exceed $30,000,000 and the aggregate principal amount of the Outstanding Revolving Credit at any time (inclusive of the Swingline Advances) shall not exceed the Total Revolving Loan Commitment, (ii) all Swingline Advances shall bear interest at the Swingline Lender's cost of funds (as determined by the Swingline Lender in good faith) plus the applicable Margin for Revolving Loans, (iii) each Swingline Advance shall be a minimum principal amount of $1,000,000 or any larger amount in increments of $100,000, (iv) each Swingline Advance shall be payable upon demand, but in any event no later than the 7th day after the making of such Swingline Advance, and (v) the Swingline Lender shall give the Administrative Agent and each Bank written notice of the aggregate outstanding principal amount of the Swingline Advances upon the written request of the Administrative Agent or any Bank (but no more often than once every calendar quarter).

     Furthermore, upon one Business Day's prior written notice given by the Swingline Lender to the Administrative Agent and the other Banks at any time and from time to time (including, without limitation, at any time following the occurrence of a Default or an Event of Default) and, in any event, without notice on the Business Day immediately preceding the Revolving Loan Maturity Date, each Bank (including, without limitation, the Swingline Lender) severally agrees, as provided in the first sentence of this Section 2.01(a), and notwithstanding anything to the contrary contained in this Agreement, any Default or Event of Default or the inability or failure of the Company or any of its Subsidiaries to satisfy any condition precedent to funding any of the Revolving Loans contained in Article IV (which conditions precedent shall not apply to this sentence), to make a Revolving Loan, in the form of an Alternate Base Rate Advance, in an amount equal to its Revolving Loan Commitment Percentage of the aggregate principal amount of the Swingline Advances then outstanding, and the proceeds of such Revolving Loans shall be promptly paid by the Administrative Agent to the Swingline Lender and applied as a repayment of the aggregate principal amount of the Swingline Advances then outstanding.

     (b) Tranche A Term Loans.  Subject to the terms and conditions hereof, each
         --------------------
Bank severally agrees at any time and from time to time on and after the Execution Date and prior to the same day of the month three months thereafter, to make and maintain a term loan or loans (each a "Tranche A Term Loan" and collectively, the "Tranche A Term
                  -------------------                         --------------
Loans") to the Company not to exceed at any time outstanding the maximum amount
-----
of its Tranche A Term Loan Commitment, which Loans (i) shall, at the option of the Company, be made and maintained pursuant to one or more Advances comprised of Alternate Base Rate Advances or Eurodollar Rate Advances, provided that,
                                                             --------
except as otherwise specifically provided herein, (ii) in the case of Eurodollar Rate Advances, shall be made in the minimum amount of $5,000,000 and integral multiples of $1,000,000 and, in the case of Alternate Base Rate Advances, in the minimum amount of $1,000,000 and integral multiples of $500,000, or, in either case, the remaining amount of the Total Tranche A Term Loan Commitment, (iii) may be repaid (but not reborrowed) at the option of the Company in accordance with the provisions hereof, and (iv) shall, in the aggregate at any time outstanding, not exceed the Total Tranche A Term Loan Commitment. There shall be no further Advances of Tranche A Term Loans after three months from the Execution Date.

     (c) Tranche B Term Loans.  Subject to the terms and conditions hereof, each
         --------------------
Bank severally agrees at the closing to be held on the Effective Date, to make a single advance of a term loan (each a "Tranche B Term Loan") to the Company not
                                       -------------------
to exceed at any time outstanding the maximum amount of its Tranche B Term Loan Commitment, which Loans (i) shall, at the option of the Company, be made and maintained pursuant to one or more Advances comprised of Alternate Base Rate Advances or Eurodollar Rate Advances, provided that, except as otherwise
                                      --------
specifically provided herein, (ii) in the case of Eurodollar Rate Advances, shall be made in the minimum amount of $5,000,000 and integral multiples of $1,000,000 and, in the case of Alternate Base Rate Advances, in the minimum amount of $1,000,000 and integral multiples of $500,000, (iii) may be repaid (but not reborrowed) at the option of the Company in accordance with the provisions hereof, and (iv) shall, in the aggregate at any time outstanding, not exceed the Total Tranche B Term Loan Commitment. There shall be no further Advances of Tranche B Term Loans after the initial closing on the Effective Date.

     Section 2.02  The Notes.  The Revolving Loans shall be evidenced by a Note
                   ---------
in favor of each Bank (individually a "Revolving Note" and collectively, the
                                       --------------
"Revolving Notes") substantially in the form of Exhibit 2.02(a-1) hereto,
 ---------------
provided however, that the Swingline Advances made by the Swingline Lender shall
-------- -------
be evidenced by a single Note of the Company (the "Swingline Note") in the
                                                   --------------
maximum original principal amount of $30,000,000 payable to the order of the Swingline Lender substantially in the form of Exhibit 2.02(a-2) hereto. The
                                              -----------------
Tranche A Term Loans shall be evidenced by a Note in favor of each Bank (individually a "Tranche A Term Note" and collectively, the "Tranche A Term
                 -------------------                         -------------
Notes") substantially in the form of Exhibit 2.02(b) hereto. The Tranche B Term
-----                                ---------------
Loans shall be evidenced by a Note in favor of each Bank (individually a "Tranche B Term Note" and collectively, the "Tranche B Term Notes")
 -------------------                         --------------------
substantially in the form of Exhibit 2.02(c) hereto.
                             ---------------

     Section 2.03  Notice of Advance.  Whenever the Company desires an Advance,
                   -----------------
it shall give written notice thereof (a "Notice of Advance") (or telephonic notice promptly confirmed in writing) to the Administrative Agent in the case of an Alternate Base Rate Advance, not later than 11:00 a.m. (Dallas, Texas time) on the date of such Advance and in the case of a Eurodollar Rate Advance, not later than 11:00 a.m. (Dallas, Texas time) three Business Days prior to the date of such Advance. Each Notice of Advance shall be irrevocable and shall be in the form of Exhibit 2.03 hereto,
        ------------
specifying (i) the aggregate principal amount of the Advance to be made, (ii) the date of such Advance (which shall be a Business Day), (iii) the Type of Advance, and (iv) if the proposed Advance is to be a Eurodollar Rate Advance, the initial Interest Period to be applicable thereto.

     The Administrative Agent shall promptly give the Banks written notice or telephonic notice (promptly confirmed in writing) of each proposed Advance, of each Bank's proportionate share thereof and of the other matters covered by each Notice of Advance.

     Section 2.04  Disbursement of Funds for Loans.  No later than 1:00 p.m.
                   -------------------------------
(Dallas, Texas time) on any Advance Date for Loans, each Bank shall make available its pro rata portion of the amount of such Advance in Dollars and in immediately available funds at the Payment Office. At such time, the Administrative Agent shall credit the amounts so received to the general deposit account of the Company maintained with the Administrative Agent in immediately available funds.

     Unless the Administrative Agent shall have been notified by any Bank prior to disbursement of the Advance by the Administrative Agent that such Bank does not intend to make available to the Administrative Agent such Bank's portion of the Advance to be made on such date, the Administrative Agent may assume that such Bank has made such amount available to the Administrative Agent on such Advance Date and the Administrative Agent may, in reliance upon such assumption, make available to the Company a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent by such Bank and the Administrative Agent has made available same to the Company, the Administrative Agent shall be entitled to recover such corresponding amount on demand from such Bank. If such Bank does not pay such corresponding amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent shall promptly notify the Company, and the Company shall pay such corresponding amount to the Administrative Agent within two (2) Business Days after demand therefor. The Administrative Agent shall also be entitled to recover from such Bank or the Company, as the case may be, interest on such corresponding amount from the date such corresponding amount was made available by the Administrative Agent to the Company to the date such corresponding amount is recovered by the Administrative Agent, at a rate per annum equal to the Alternate Base Rate or the Eurodollar Rate plus the applicable Margin, as
                                           ----
appropriate. Nothing herein shall be deemed to relieve any Bank from its obligation to fulfill its Commitments hereunder or to prejudice any rights which the Company may have against any Bank as a result of any default by such Bank hereunder. No failure of any Bank hereunder shall relieve any other Bank of its obligations.

     Section 2.05  Conversions and Continuances.  The Company shall have the
                   ----------------------------
option to convert or continue on any Business Day all or a portion of the outstanding principal amount of one Type of Advance into another Type of Advance, provided no Advances may be converted into or continued as Eurodollar
         --------
Rate Advances if a Default or Event of Default is in existence on the date of the conversion. Any continuation of an Advance as the same Type of Advance in the same amount shall be effected by the Company giving notice to the Administrative Agent, in writing, or by telephone promptly confirmed in writing, of its intention to continue such Advance as an Advance of the same Type. Each such conversion shall be effected by the Company giving the Administrative Agent written notice (each a "Notice of Conversion"), substantially in the form of
                        --------------------

Exhibit 2.05 hereto, prior to 11:00 a.m. (Dallas, Texas time) at least (a) three
------------
(3) Business Days prior to the date of such conversion in the case of conversion into or continuance as Eurodollar Rate Advances and (b) prior to 11:00 a.m. (Dallas, Texas time) one Business Day prior to the date of conversion in the case of a conversion into Alternate Base Rate Advances, specifying each Advance (or portions thereof) to be so converted and, if to be converted into or continued as Eurodollar Rate Advances, the Interest Period to be initially applicable thereto. The Administrative Agent shall thereafter promptly notify each Bank of such Notice of Conversion.

     Section 2.06  Voluntary Prepayments.  Upon at least one (1) Business Day
                   ---------------------
prior written notice given before 12:00 noon (Dallas, Texas time), the Company shall have the right to voluntarily prepay the Loans in whole or in part at any time on the following terms and conditions: no Eurodollar Rate Advance may be prepaid prior to the last day of its Interest Period unless, simultaneously therewith, the Company pays to the Administrative Agent for the benefit of the Banks all sums necessary to compensate the Banks for all reasonable costs and expenses actually incurred by the Banks as a result of such prepayment (excluding loss of anticipated profits), as reasonably determined by the Banks, including but not limited to those costs described in Section 2.15 hereof; and
                                                      ------------
each prepayment pursuant to this section shall be applied first, to the payment of Swingline Advances, thereafter to accrued and unpaid interest, then, to Revolving Loans if so designated by the Company (provided no Default or Event of Default then exists) and otherwise pro rata to reduce the principal installments due under the Term Loans in the order of their maturity.

     Section 2.07  Mandatory Repayment of Term Loans; Mandatory Prepayments.
                   --------------------------------------------------------

     (a)  Repayment of the Term Loans

     The Company shall pay to the Administrative Agent for the account of the Banks who hold Term Loans the aggregate principal amount of the Term Loans advanced in installments as follows:

          (i) Twenty-Four consecutive principal installments due and payable on each Designated Payment Date commencing on the first Designated Payment Date after the Effective Date and continuing on each Designated Payment Date thereafter, through and including the Designated Payment Date just prior to the Term Loan Maturity Date in an amount equal to 1/4% of the Tranche A Term Loan outstanding on the first Designated Payment Date or the Tranche B Term Loan outstanding on the first Designated Payment Date, as applicable; and

          (ii) In any event, all unpaid Obligations in respect of the Term Loans will be due and payable on the Term Loan Maturity Date.

     (b)  Mandatory Prepayments

          (i)  Revolving Loans.  If at any time the Outstanding Revolving Credit
               ---------------
          exceeds the Total Revolving Loan Commitment, the Company shall, within one (1) Business Day after the occurrence thereof, prepay outstanding Swingline Advances (first) and the outstanding Revolving Loans by the amount of such excess.

          (ii)   Prepayments from Asset Dispositions.  If the Company or any of
                 -----------------------------------
          its Subsidiaries receives Net Proceeds of any Asset Disposition, the Company shall make a prepayment in accordance with the terms of this
          Section in respect of the Obligations equal to the amount of such Net Proceeds and the Revolving Loan Commitment shall be permanently reduced by the amount of such prepayment, in each case as provided in clause (v) below; provided, however, that if no Default or Event of
          ----------        --------  -------
          Default has occurred and is continuing, the Company shall not be required to make such prepayment to the extent that the Net Proceeds (excluding Net Proceeds reinvested pursuant to this clause (ii)) from such Asset Dispositions during any fiscal year of the Company do not exceed $15,000,000 in the aggregate; provided, further, however, that
                                               --------  -------  -------
          no such prepayment will be required if and to the extent that the Net Proceeds of any such Asset Disposition is fully re-invested or contracted to be re-invested in productive assets used in the ordinary course of such Person's business within one hundred eighty (180) days of the receipt of such Net Proceeds; and provided, further, however,
                                                   --------  -------  -------
          that neither of the two foregoing provisos shall apply to the Net Proceeds of an Approved Securitization, all the Net Proceeds of which shall be applied in accordance with this Section without regard to such two prior provisions.

          (iii)  Prepayments from Debt Offerings.  In the event that the Company
                 -------------------------------
          or any Subsidiary of the Company issues any debt Securities for cash (other than Qualified High Yield Offerings and other Indebtedness permitted by Section 7.03) no later than the third Business Day
                       ------------
          following the date of receipt of the proceeds from such issuance, Borrower shall make a prepayment in respect of the Obligations equal to the amount of the Net Proceeds thereof in prepayment of the Loans as provided in clause (v) below; provided, however, that such
                         ----------        --------  -------
          mandatory prepayment shall be reduced to 75% of such proceeds when the Company's Funded Debt to pro forma EBITDA ratio (calculated and determined as provided in Section 7.11 is less than 2.25 to 1.00 at
                                    ------------
          the end of the Company's most recently completed fiscal quarter.

          (iv)   Prepayments from Equity Offerings. In the event that the
                 ---------------------------------
          Company or any Subsidiary of the Company issues Capital Stock in any public offering (other than public offerings of Capital Stock pursuant to employee benefit plans sponsored by the Company and other than additional equity investments made in connection with such public offering by Apollo Group and its Affiliates) no later than the third Business Day following the date of receipt of the Net Proceeds from such issuance, the Company shall make a prepayment in respect of the Obligations equal to 50% of the amount of such Net Proceeds in prepayment of the Loans as provided in clause (v) below; provided,
                                                 ----------        --------
          however, that such mandatory prepayment shall be reduced to 0% of such
          -------
          proceeds when the Company's Funded Debt to pro forma EBITDA ratio (calculated and determined as provided in Section 7.11) is less than
                                                    ------------
          2.00 to 1.00 at the end of the Company's most recently completed fiscal quarter.

          (v)    Application of Proceeds of Prepayments.  All prepayments
                 --------------------------------------
          pursuant to this Section 2.07, other than pursuant to clauses (i) and
                           ------------                         ---------------
          (ii) above, shall be applied to the
          ----

          Term Loans, pro rata with respect to each remaining installment of principal (including the final installment due on the Term Loan Maturity Date), until the Term Loans are paid in full and thereafter to the Revolving Loans without any reduction in the Revolving Loan Commitments. Prepayments made pursuant to clause (i) above shall be
                                                    ----------
          applied to the Revolving Loans without any reduction in the Revolving Loan Commitments. Prepayments made pursuant to clause (ii) above shall
                                                         -----------
          be applied pro rata to all of the Loans (and pro rata with respect to each remaining installment (including the final installment) of the Term Loans) with a permanent reduction of the Revolving Loan Commitments in the amount of the prepayment applied to the Revolving Loans.

     Section 2.08  Method and Place of Payment.  Except as otherwise
                   ---------------------------
specifically provided herein, all payments under this Agreement due from the Company shall be made to the Administrative Agent for the benefit of the Banks, without setoff or deduction of any kind against deposits held or other indebtedness owing by the Administrative Agent or any Bank to the Company or any Guarantor or for any other reason, not later than 1:00 p.m. (Dallas, Texas time) on the date when due and shall be made in lawful money of the United States in immediately available funds at the Payment Office.

     Section 2.09  Pro Rata Advances.  All Advances (other than Swingline
                   -----------------
Advances) under this Agreement shall be incurred from the Banks pro rata, on the basis of their respective Commitments. It is understood that no Bank shall be responsible for any default by any other Bank in its obligation to make Loans hereunder and that each Bank shall be obligated to make the Loans provided to be made by it hereunder, regardless of the failure of any other Bank to fulfill its commitments hereunder.

     Section 2.10  Interest.
                   --------

     (a)  Subject to Section 2.01(a) (in the case of Swingline Advances) and
                     ---------------
Section 11.08, the Company shall pay interest on the total outstanding principal
-------------
balance of all Alternate Base Rate Advances from the date of each respective Advance to maturity of said Loan (whether by acceleration or otherwise) at a rate per annum which shall at all times be equal to the lesser of (i) the Highest Lawful Rate and (ii) the Alternate Base Rate in effect from time to time plus the applicable Margin for Alternate Base Rate Advances applicable to the Loans in question, which applicable Margin shall be adjusted on the first day of each Margin Period. If the Alternate Base Rate is based on the Prime Rate, interest shall be computed on the basis of the actual number of days elapsed over a year of 365 or 366 days, as the case may be. If the Alternate Base Rate is based on the Federal Funds Effective Rate, interest shall be computed on the basis of the actual number of days elapsed over a year of 360 days.

     (b)  Subject to Section 2.01(a) (in the case of Swingline Advances) and
                     ---------------
Section 11.08, the Company shall pay interest on the total outstanding principal
-------------
balance of all Eurodollar Rate Advances under all of the Loans from the date of each respective Advance to maturity of said Loan (whether by acceleration or otherwise) at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days) which shall, during each Interest Period applicable thereto, be equal to the lesser of (i) the Highest Lawful Rate and (ii) the applicable Eurodollar Rate for such Interest Period plus the applicable Margin for Eurodollar Rate Advances applicable to the Loans in question. The applicable Eurodollar Rate shall be fixed for each Interest Period and shall not change during said Interest Period nor shall the applicable Margin, which is added to said Eurodollar Rate to determine the total interest payable to the Banks, be adjusted until the first day of each Interest Period that begins after the effective date of the new Margin Period.

     (c)  Subject to Section 11.08, overdue principal and, to the extent
                     -------------
permitted by law, overdue interest in respect of any Advance and all other overdue amounts owing hereunder shall bear interest for each day that such amounts are overdue at a rate per annum equal to the Default Rate.

     (d) Interest on each Advance shall accrue from and including the date of such Advance to but excluding the date of any repayment thereof and shall be payable in arrears (i) in respect of Eurodollar Rate Advances (A) on the last day of the Interest Period applicable thereto and on each Designated Payment Date during any Interest Period in excess of three (3) months and (B) on the date of any voluntary or mandatory prepayment or any conversion or continuance on the amount repaid, converted or continued; (ii) in respect of Alternate Base Rate Advances (A) on each Designated Payment Date commencing May 31, 2000, and
(B) on the date of any voluntary or mandatory prepayment of such Advances on the principal amount repaid and (iii) in respect of each Advance, at maturity (whether by acceleration or otherwise) and, after maturity, on demand.

     (e) The Administrative Agent, upon determining the Eurodollar Rate for any Interest Period, shall notify the Company thereof. Each such determination shall, absent manifest error, be final and conclusive and binding on all parties hereto. In addition, prior to the due date for the payment of interest on any Advances set forth in the immediately preceding paragraph, the Administrative Agent shall notify the Company of the amount of interest due by the Company on all outstanding Advances on the applicable due date, but any failure of the Administrative Agent to so notify the Company shall not reduce the Company's liability for the amount owed.

     (f) So long as any Bank shall be required under regulations of the Board to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency Liabilities and, as a result, the cost to such Bank is increased above the level it would be but for such requirement, then such Bank may require the Company to pay to the Administrative Agent, for the account of such Bank, additional interest on the unpaid principal amount of each such Eurodollar Rate Advance, from the date of such Advance until such principal amount is paid in full, at an interest rate per annum equal at all times during the Interest Period for such Advance to the lesser of (i) the Highest Lawful Rate and (ii) the remainder obtained by subtracting (A) the Eurodollar Rate for such Interest Period from (B) the rate obtained by dividing such Eurodollar Rate referred to in clause (A) above by that percentage equal to 100% minus the Reserve Percentage of such Bank for such Interest Period. Such additional interest shall be determined by such Bank as incurred and shall be payable upon written demand therefor by the Bank to the Company within 180 days of the incurrence thereof. Each determination by such Bank of additional interest due under this Section shall be conclusive and binding for all purposes in the absence of manifest error if such determination is made on a reasonable basis.

     Section 2.11  Interest Periods.
                   ----------------

     (a) At the time the Company gives any Notice of Advance or Notice of Conversion or provides notice of its intent to continue a loan as the same Type in respect of the making of, or conversion into, a Eurodollar Rate Advance, the Company shall have the right to elect, by giving the Administrative Agent on the dates and at the times specified in Section 2.03 or Section 2.05, as the case
                                    ------------    ------------
may be, notice of the interest period (each an "Interest Period") applicable to
                                                ---------------
such Eurodollar Rate Advance, which Interest Period shall be a one, two, three, six, nine or twelve month period; provided, that:
                                  --------

          (i) the initial Interest Period for any Eurodollar Rate Advance shall commence on the date of such Eurodollar Rate Advance (including the date of any conversion thereto or continuance thereof pursuant to
          Section 2.05); each Interest Period occurring thereafter in respect of
          ------------
          such Eurodollar Rate Advance shall commence on the expiration date of the immediately preceding Interest Period;

          (ii) if any Interest Period relating to a Eurodollar Rate Advance begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period, such Interest Period shall end on the last Business Day of such calendar month;

          (iii) if any Interest Period would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day, provided, that if there are no more Business
                                   --------
          Days in that month, the Interest Period shall expire on the preceding Business Day;

          (iv) no Interest Period for Advances shall extend beyond the applicable Maturity Date; and

          (v) the Company shall be entitled to have a maximum of fifteen (15) separate Eurodollar Rate Advances hereunder for all Loans outstanding at any one time.

     (b) If, upon the expiration of any Interest Period applicable to a Eurodollar Rate Advance, the Company has failed to elect a new Interest Period to be applicable to such Advance as provided above, the Company shall be deemed to have elected to convert such Advance into an Alternate Base Rate Advance effective as of the expiration date of such current Interest Period.

     Section 2.12 Interest Rate Not Ascertainable. In the event that the
                  -------------------------------
Administrative Agent shall determine (which determination shall, absent manifest error, be final, conclusive and binding upon all parties) that on any date for determining the Eurodollar Rate for any Interest Period, by reason of any changes arising after the date of this Agreement affecting the Eurodollar interbank market adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of Eurodollar Rate, then, and in any such event, the Administrative Agent shall forthwith give notice to the Company and to the Banks of such determination. Until the Administrative Agent notifies the Company that the circumstances giving rise to the suspension described herein no longer exist, the obligations of the Banks to make Eurodollar Rate Advances shall be suspended.

     Section 2.13  Legality.
                   --------

     (a) Notwithstanding anything to the contrary herein contained, if any law or regulation or the interpretation thereof by any governmental authority charged with the administration or interpretation thereof makes it unlawful for any Bank or its Eurodollar Lending Office to make or maintain any Eurodollar Rate Advance or to give effect to its obligations as contemplated hereby, then, by prompt written notice to the Company, such Bank may:

          (i) declare that Eurodollar Rate Advances will not thereafter be made by such Bank hereunder, whereupon the right of the Company to receive Eurodollar Rate Advances from such Bank hereunder shall be suspended until such declaration is subsequently withdrawn, provided, such
                                                            --------
          request for a Eurodollar Rate Advance shall be automatically converted (as to such Bank) into a request for an Alternate Base Rate Advance and the affected Bank or Banks shall respond thereto as provided herein; and

          (ii) require that all outstanding Eurodollar Rate Advances made by such Bank be converted to Alternate Base Rate Advances, in which event
          (A) all such Eurodollar Rate Advances shall be automatically converted to Alternate Base Rate Advances as of the effective date of such notice as provided in paragraph (b) below if required by applicable law or regulation, or if not so required, at the end of the current Interest Period and (B) all payments and prepayments of principal which would otherwise have been applied to repay the converted Eurodollar Rate Advances shall instead be applied to repay the Alternate Base Rate Advances resulting from the conversion of such Eurodollar Rate Advances.

     (b) For purposes of this Section, a notice to the Company by a Bank, pursuant to paragraph (a) above shall be effective on the date of receipt thereof by the Company.

     Section 2.14  Change in Law.
                   -------------

     (a)  If any Change in Law

          (i) shall change the basis of taxation of payments to such Bank of the principal of or interest on any Eurodollar Rate Advance made by such Bank or any other fees or amounts payable hereunder with respect to Eurodollar Rate Advances (other than Excluded Taxes),

          (ii) shall impose, modify or deem applicable any reserve, special deposit or similar requirement with respect to Eurodollar Rate Advances against assets of, deposits with or for the account of, or credit extended by, such Bank (without duplication of any amounts paid pursuant to Section 2.10(f)), or
                      ---------------

          (iii) shall impose on such Bank any other condition affecting this Agreement with respect to Eurodollar Rate Advances or any Eurodollar Rate Advance made by such Bank,

and the result of any of the foregoing clauses (i), (ii) or (iii) shall be to increase the cost to such Bank of maintaining its Commitment or of making or maintaining any Eurodollar Rate Advance or to reduce the amount of any sum received or receivable by such Bank hereunder (whether of principal, interest or otherwise) in respect thereof by an amount deemed in good faith by such Bank to be material, then the Company shall pay to such Bank such additional amount as will compensate it for such increase or reduction within ten (10) days after notice thereof pursuant to Section 2.14(c).
                           ---------------

     (b) If any Bank shall have determined in good faith that any Change in Law has or would have the effect of reducing the rate of return on the capital of such Bank as a consequence of, or with reference to, such Bank's obligations to lend hereunder to a level below that which it could have achieved but for such Change in Law by an amount deemed by such Bank to be material, then, from time to time, the Company shall pay to the Administrative Agent for the benefit of such Bank such additional amount as will reasonably compensate it for such reduction within ten (10) days after notice thereof pursuant to Section 2.14(c).
                                                                ---------------

     (c) Each Bank will notify the Company through the Administrative Agent of any event occurring after the date of this Agreement which will entitle it to compensation pursuant to this Section, as promptly as practicable after it becomes aware thereof and determines to request compensation and in any case within 120 days after becoming aware thereof. A certificate setting forth in reasonable detail the amount necessary to compensate the Bank in question as specified in paragraph (a) or (b) above, as the case may be, and the calculation of such amount shall be delivered to the Company and shall be conclusive absent manifest error if such determination is made on a reasonable basis. The Company shall pay to the Administrative Agent for the account of such Bank the amount shown as due on any such certificate within ten (10) days after its receipt of the same. The failure on the part of any Bank to demand increased compensation with respect to any Interest Period shall not constitute a waiver of the right to demand compensation with respect to subsequent Interest Periods within the 120 day time limit set forth above. Each Bank agrees, to the extent it may lawfully do so without incurring additional costs, to use its best efforts to minimize costs arising under this section by designating another lending office for the Loans affected, provided no Bank shall be required to do so.
                        --------
     (d)  Any notice given pursuant to this Section 2.14 shall be deemed to
                                            ------------
contain a representation by the Bank issuing such notice that the increased costs and charges are common to substantially all of the loan customers of such Bank and are not unique to the Company.

     Section 2.15  Eurodollar Advance Prepayment and Default Penalties. Subject
                   ---------------------------------------------------
to Section 11.08, the Company shall indemnify each Bank against any loss or
   -------------
expense (excluding loss of anticipated profits) which it may sustain or incur as a consequence of (a) an Advance of, or a conversion from or into, Eurodollar Rate Advances that does not occur on the date specified therefor in a Notice of Advance or Notice of Conversion, (b) any payment, prepayment or conversion of a Eurodollar Rate Advance required by any other provision of this Agreement or otherwise made on a date other than the last day of the applicable Interest Period (including any thereof arising in connection with syndication of the Commitments within six (6) months after the Effective Date), or (c) any default in the payment or prepayment of the principal amount of any Eurodollar Rate Advance or any part thereof or interest accrued thereon, as and when due and payable (at the due date thereof, by notice of prepayment or otherwise). Such loss or expense shall include an amount equal to the excess determined by each Bank of (i) its cost of obtaining the funds for the Advance being paid, prepaid or converted or not borrowed (based on the Eurodollar Rate) for the period from the date of such payment, prepayment or conversion or failure to borrow to the last day of the Interest Period for such Advance (or, in the case of a failure to borrow, the Interest Period for the Advance which would have commenced on the date of such failure to borrow) over (ii) the amount of interest (as determined by each
                   ----
Bank) that would be realized in reemploying the funds so paid, prepaid or converted or not borrowed for such period or Interest Period, as the case may be. The Administrative Agent, on behalf of the Banks, will notify the Company of any loss or expense which will entitle the Banks to compensation pursuant to this Section, as promptly as possible after it becomes aware thereof, but failure to so notify shall not affect the Company's liability therefor. A certificate of any Bank setting forth any amount which it is entitled to receive pursuant to this Section shall be delivered to the Company and shall be conclusive absent manifest error if such determination is made on a reasonable basis. The Company shall pay to the Administrative Agent for the account of the Banks the amount shown as due on any certificate within ten (10) days after its receipt of the same. Without prejudice to the survival of any other obligations of the Company hereunder, the obligations of the Company under this Section shall survive the termination of this Agreement and the assignment of any of the Notes.

     Section 2.16  Additional Costs, Taxes or Similar Requirements.
                   -----------------------------------------------

     (a) General. Any and all payments by the Company to or for the account of any Bank or the Administrative Agent hereunder or under any other Loan Document shall be made free and clear of and without deduction for any and all present or future Taxes. If the Company shall be required by Law to deduct any Taxes from or in respect of any sum payable under this Agreement or any other Loan Document to any Bank or the Administrative Agent, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.16) such Bank or the Administrative Agent receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Company shall make such deductions,
(iii) the Company shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable Law, and (iv) the Company shall furnish to the Administrative Agent, at its address listed in
Section 11.02, the original or a certified copy of a receipt evidencing payment
-------------
thereof.

     (b) Stamp and Documentary Taxes. In addition, to the extent permitted by applicable Law, the Company agrees to pay any and all present or future stamp or documentary taxes and any other excise or property taxes or charges or similar levies which arise from any payment made under this Agreement or any other Loan Document or from the execution or delivery of, or otherwise with respect to, this Agreement or any other Loan Document (hereinafter referred to as "Other Taxes").

     (c) Indemnification for Taxes. The Company agrees to indemnify each Bank and the Administrative Agent for the full amount of Taxes and Other Taxes which the Company is obligated to pay under this Section 2.16 (including, without limitation, any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section 2.16) paid by such Bank or the Administrative Agent (as the case may be) and any liability (including penalties, interest, and expenses except any thereof arising from such Bank's willful misconduct or gross negligence) arising therefrom or with respect thereto.

     (d) If the Administrative Agent or a Bank (or transferee) receives a refund (as determined in its sole discretion) of any Taxes or Other Taxes in or with respect to the taxable year in which it has been indemnified by the Borrower or with respect to which the Borrower has paid additional amounts pursuant to this Section 2.16, it shall pay over such refund to the Borrower (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section 2.16 with respect to the Taxes or Other Taxes giving rise of such refund), net of all out-of-pocket expenses of the Administrative Agent or such Bank (or transferee) and taxes and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund) (all as determined in the Administrative Agent's or Bank's sole discretion); provided, however, that the Borrower, upon the request
                         --------  -------
of the Administrative Agent or such Bank (or transferee), agrees to repay the amount paid over to the Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent or such Bank (or transferee) in the event the Administrative Agent or such Bank (or transferee) is required to repay such refund to such Governmental Authority. Nothing contained in this Section 2.16 shall require the Administrative Agent or any Bank to make available its Tax returns (or any other information relating to its Taxes which it deems confidential) to the Borrower or any other Person.

     Section 2.17 Tax Forms. If any Bank or any entity that is or hereafter
                  ---------
becomes a Bank is organized under the laws of a jurisdiction outside the United States (a "Foreign Bank"), such Person shall provide the Administrative Agent and the other parties hereto with the Prescribed Forms on the date it becomes a party hereto, and from time to time thereafter if requested by the affected party hereto or the Administrative Agent. The Administrative Agent, if required by applicable law or regulation, may withhold taxes from payments under the Loan Documents at the applicable rate in the case of payments to or for any Foreign Bank. Any Person which is not a "United States person" (as defined in Section 7701 (a)(30) of the Code) that seeks to become a Bank under this Agreement shall provide the Prescribed Forms to the Company and the Administrative Agent prior to becoming a Bank hereunder, and no such Person may become a Bank hereunder if such Person is unable to deliver the Prescribed Forms.

     Section 2.18 Voluntary Reduction of Commitment. Upon at least three (3)
                  ---------------------------------
Business Day's prior written notice, the Company shall have the right, without premium or penalty, to reduce ratably in part or terminate in whole the unused portions of the respective Commitments of the Banks, provided that each partial
                                                     --------
reduction shall be in the aggregate amount of $5,000,000 or any integral multiple of $1,000,000 in excess thereof and provided further that the Company
                                             -------- -------
shall not have the right to terminate or reduce in part an unused portion of the Revolving Loan Commitments that could or may be required to pay or refinance Swingline Advances or Letter of Credit Liabilities then outstanding.

     Section 2.19 Fees.  Subject to Section 11.08 hereof, the Company agrees to
                  ----              -------------
pay the following fees (the "Fees"):
                             ----

     (a) The Company shall pay to the Administrative Agent for the ratable account of the Banks a commitment fee (the "Commitment Fee") for, in the case of
                                            --------------
Revolving Loan Commitments, the period from and including the Execution Date to the Revolving Loan Maturity Date calculated on the basis of a 360-day year and computed on the daily average of the Unutilized Commitment of each Bank at the rate for Commitment Fees set forth in the definition of Margin and, in the case of the Tranche A Term Loan Commitment, the period from and including the Execution Date to May 31, 2000 calculated on such basis and computed on the unused portion of the Tranche A Term Loan Commitment during such period. Commitment Fees shall be due and payable in arrears on each Designated Payment Date commencing on the first such date following the Execution Date and on the Revolving Loan Maturity Date.

     (b) The Company shall pay to the Administrative Agent for the benefit of the Banks (and, in the case of clause (z) below, for the benefit of the Issuing
Bank) an annual fee (the "Letter of Credit Fee") in respect of each Letter of
                          --------------------
Credit issued hereunder equal to (y) the greater of (i) the then effective Eurodollar Margin for Revolving Loans multiplied by the face amount of such Letter of Credit (computed on the basis of the actual number of days elapsed over a year of 360 days) or (ii) $500, plus (z) 0.125% per annum multiplied by the face amount of such Letter of Credit, to be paid to the Issuing Bank. Such fees shall be payable quarterly in arrears on each Designated Payment Date commencing May 31, 2000 and on the Maturity Date.

     Section 2.20  Replacement of Banks.  If any Bank requests compensation
                   --------------------
under Section 2.10(f), 2.14, 2.16 or 3.04 or if any Bank notifies the Company
      ---------------  ----  ----    ----
that it cannot fund certain Loans or is unable to deliver the Prescribed Forms, or if any Bank defaults in its obligation to fund Advances or issue Letters of Credit hereunder, then the Company may, at its sole expense and effort, upon notice to such Bank and the Administrative Agent, require such Bank to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 11.10), all its interests, rights and
                          -------------
obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Bank, if a Bank accepts such assignment); provided that (i) the Company shall have received the prior written consent of the Administrative Agent, which consent shall not unreasonably be withheld, (ii) such Bank shall have received payment of an amount equal to the outstanding principal of its Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Company (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.10(f), 2.14 or 2.16,
                                              ---------------  ----    ----
such assignment will result in a reduction in such compensation. A Bank shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Bank or otherwise, the circumstances entitling the Company to require such assignment and delegation cease to apply.

                                  ARTICLE III
                               LETTERS OF CREDIT
                               -----------------

     Section 3.01  Letters of Credit.
                   -----------------

     (a) Subject to and upon the terms and conditions herein set forth, the Issuing Bank will, at any time and from time to time on or after the Execution Date and prior to the Revolving Loan Maturity Date, promptly following its receipt of a Letter of Credit Request and Application for Letter of Credit, issue for the account of the Company or any of the Guarantors and in support of the obligations of the Company or any of its Subsidiaries, one or more irrevocable letters of credit (all such letters of credit together with the Existing Letters of Credit collectively, the "Letters of Credit"), up to a
                                              -----------------
maximum amount outstanding at any one time for all Letters of Credit and Existing Letters of Credit equal to $50,000,000, provided that the Issuing Bank
                                                 --------
shall not issue any Letter of Credit if at the time of such issuance: (i) the stated amount of such Letter of Credit is greater than an amount which, when added to the Outstanding Revolving Credit would exceed the Total Revolving Loan Commitment; or (ii) the expiry date or, in the case of any Letter of Credit containing an expiry date that is extendible at the option of the Issuing Bank, the initial expiry date of such Letter of Credit is a date that is later than the Revolving Loan Maturity Date, unless such Letter of Credit is secured by cash.

     (b) The Issuing Bank shall neither renew nor permit the renewal of any Letter of Credit if any of the conditions precedent to such renewal set forth in
Section 4.02 are not satisfied or, after giving effect to such renewal, the
------------
expiry date of such Letter of Credit would be a date that is later than the Revolving Loan Maturity Date.

     (c) The Company, the Administrative Agent and the Banks acknowledge that Chase and Bankers Trust Company have issued, for the account of the Company, the Existing Letters of Credit described on Schedule 3.01 hereto. Upon the
                                        -------------
Execution Date, the Letters of Credit outstanding shall be that amount equal to the aggregate stated amount of the Existing Letters of Credit, and the amount available for Loans and Letters of Credit under the Commitments shall be reduced by such amount so long as said Letters of Credit are outstanding and the amount available under each Bank's Commitment shall be reduced by such Bank's percentage participation of such amount. If the Company or any of the Guarantors desires to extend the existing expiry date of any Existing Letter of Credit, or request a substitute letter of credit be issued for any reason in respect of any Existing Letter of Credit, the Company or any of the Guarantors shall submit to the Issuing Bank a Letter of Credit Request as provided in Section 3.02(a).
                                                           ---------------

     Section 3.02  Letters of Credit Requests.
                   --------------------------

     (a) Whenever the Company desires that a Letter of Credit be issued for its account or that the existing expiry date shall be extended, it shall deliver to the Issuing Bank (with copies to be sent to the Administrative Agent) in the case of a Letter of Credit to be issued, at least three (3) Business Days' prior written request therefor and in the case of the extension of the existing expiry date of any Letter of Credit, at least five days prior to the date on which the Issuing Bank must notify the beneficiary thereof that the Issuing Bank does not intend to extend such existing expiry date. Each such request shall be executed by the Company and shall be in the form of Exhibit 3.02 attached
                                           ------------
hereto (each a "Letter of Credit Request") and shall be accompanied by an
                ------------------------
application for Letter of Credit therefor, completed to the reasonable satisfaction of the Issuing Bank, and such other certificates, documents and other papers and information as the Issuing Bank or any Bank (through the Administrative Agent) may reasonably request. Each Letter of Credit shall be denominated in U.S. dollars, shall expire no later than the date specified in
Section 3.01, shall not be in an amount greater than is permitted under clauses
------------
(i) or (ii) of Section 3.01(a) and shall be in such form as may be reasonably
               ---------------
approved from time to time by the Issuing Bank and the Company.

     (b) The delivery of each Letter of Credit Request shall be deemed to be a representation and warranty by the Company that such Letter of Credit may be issued in accordance with, and will not violate the requirements of, this Agreement or the terms of any other Indebtedness of the Company (including, without limitation, the Indentures). Unless the Issuing Bank has received notice from any Bank before it issues the respective Letter of Credit or extends the existing expiry date of a Letter of Credit that one or more of the conditions specified in Article IV are not then satisfied, or that the issuance of such
             ----------
Letter of Credit would violate this Agreement, then the Issuing Bank may issue the requested Letter of Credit in accordance with the Issuing Bank's usual and customary practices. Upon its issuance of any Letter of Credit or the extension of the existing expiry date of any Letter of Credit, as the case may be, the Issuing Bank shall promptly notify the Company, the Administrative Agent and each Bank of such issuance or extension, which notice shall be accompanied by a copy of the Letter of Credit actually issued or a copy of any amendment extending the existing expiry date of any Letter of Credit, as the case may be, provided that the failure of the Issuing Bank to give such notice or provide such copy shall not affect the obligations of the Banks under Section 3.03.
                                                              ------------

     Section 3.03  Letter of Credit Participations.
                   -------------------------------

     (a) All Obligations of the Company and the Guarantors with respect to all Existing Letters of Credit and all Letters of Credit issued subsequent hereto shall be deemed to have been sold and transferred by the Issuing Bank to each Bank, and each Bank shall be deemed irrevocably and unconditionally to have purchased and received from the Issuing Bank, without recourse or warranty, an undivided interest and participation (to the extent of such Bank's percentage participation in the Commitments) in each such Obligation, each substitute letter of credit, each drawing made thereunder and the obligations of the Company under this Agreement and the other Loan Documents with respect thereto, and any security therefor or guaranty pertaining thereto including the Guaranty.

     (b) The Issuing Bank shall have no obligation relative to the Banks other than to confirm that any documents required to be delivered under such Letter of Credit appear to have been delivered and that they appear to comply on their face with the requirements of such Letter of Credit.

     (c) In the event that the Issuing Bank makes any payment under any Letter of Credit, the same shall be considered an Alternate Base Rate Advance of a Revolving Loan without further action by any Person. The Issuing Bank shall promptly notify the Administrative Agent, which shall promptly notify each Bank thereof. Each Bank shall immediately pay to the Administrative Agent for the account of the Issuing Bank the amount of such Bank's percentage participation of such Advance. If any Bank shall not have so made its percentage participation available to the

Administrative Agent, such Bank agrees to pay interest thereon, for each day from such date until the date such amount is paid at the lesser of the Federal Funds Effective Rate and the Highest Lawful Rate.

     (d) The Issuing Bank shall not be liable for, and the obligations of the Company and the Banks to make payments to the Administrative Agent for the account of the Issuing Bank with respect to Letters of Credit shall not be subject to, any qualification or exception whatsoever, including any of the following circumstances:

          (i) any lack of validity or enforceability of this Agreement or any of the other Loan Documents;

          (ii) the existence of any claim, setoff, defense or other right which the Company may have at any time against a beneficiary named in a Letter of Credit, any transferee of any Letter of Credit, the Administrative Agent, the Issuing Bank, any Bank, or any other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transaction between the Company and the beneficiary named in any such Letter of Credit);

          (iii) any draft, certificate or any other document presented under the Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

          (iv) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Loan Documents; or

          (v)   the occurrence of any Default or Event of Default.

     (e) The Issuing Bank shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit, except for errors or omissions caused by the Issuing Bank's gross negligence or willful misconduct. It is the express intention of the parties hereto that the Issuing Bank, its officers, directors, employees and agents shall be indemnified and held harmless from any action taken or omitted by such Person under or in connection with any Letter of Credit or any related draft or document arising out of or resulting from such Person's sole or contributory negligence. The Company agrees that any action taken or omitted by the Issuing Bank under or in connection with any Letter of Credit or the related drafts or documents, if done in accordance with the standards of care specified in the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce, Publication No. 500 (and any subsequent revisions thereof approved by a Congress of the International Chamber of Commerce and adhered to by the Issuing Bank) and, to the extent not inconsistent therewith, the Uniform Commercial Code of the State of Texas, shall not result in any liability of the Issuing Bank to the Company.

     Section 3.04  Increased Costs.
                   ---------------

     (a)  Notwithstanding any other provision herein, but subject to Section
                                                                     -------
11.08, if any Bank shall have determined in good faith that any Change in Law
-----
either shall impose, modify or make applicable any reserve, deposit, capital adequacy or similar requirement against letters of credit issued, or participated in, by any Bank or shall impose on any Bank any other conditions affecting this Agreement or any Letter of Credit, and the result of any of the foregoing is to increase the cost to any Bank of issuing, maintaining or participating in any Letter of Credit, or reduce the amount received or receivable by any Bank hereunder with respect to Letters of Credit, by an amount deemed by such Bank to be material, then, from time to time, the Company shall pay to the Administrative Agent for the account of such Bank such additional amount or amounts as will reasonably compensate such Bank for such increased cost or reduction by such Bank.

     (b) Each Bank will notify the Company through the Administrative Agent of any event occurring after the date of this Agreement which will entitle such Bank to compensation pursuant to subsection (a) above, as promptly as practicable. A certificate of a Bank setting forth in reasonable detail such amount or amounts as shall be necessary to compensate such Bank as specified in subsection (a) above may be delivered to the Company (with a copy to the Administrative Agent) and shall be conclusive absent manifest error. The Company shall pay to the Administrative Agent for the account of such Bank the amount shown as due on any such certificate within 30 days after its receipt of the same. No Bank shall be entitled to recover any costs pursuant to this Section
                                                                      -------
3.04(b) incurred more than 120 days prior to such Bank's giving notice to the
-------
Company for reimbursement thereof.

     Section 3.05 Conflict between Applications and Agreement. To the extent
                  -------------------------------------------
that any provision of any application for Letter of Credit is inconsistent with the provisions of this Agreement, the provisions of this Agreement shall control.

                                  ARTICLE IV
                             CONDITIONS PRECEDENT
                             --------------------

     Section 4.01 Conditions Precedent to the Initial Advance. The obligation of
                  -------------------------------------------
each Bank to make its initial Advance hereunder to the Company is subject to the occurrence of or receipt by the Administrative Agent of the following, all in form and substance reasonably satisfactory to the Administrative Agent, and, where relevant, executed by all appropriate parties:

     (a) This Agreement (which includes the Guaranty);

     (b) Appropriate Notes for each Bank reflecting their respective
Commitments;

     (c) The delivery of such third party consents, intercreditor agreements and other agreements as shall be reasonably requested by the Administrative Agent, in each case in form and substance satisfactory to the Administrative Agent;

     (d) Each of the following Security Documents granting a first and prior Lien or security interest on the Collateral to the Administrative Agent for the benefit of itself and the Banks as security for the Obligations, substantially in the form of Exhibits 4.01(d)(i) and (ii) hereto:
               ----------------------------

          (i)   The Security Agreement (the "Security Agreement") covering
                                            ------------------
          substantially all of the Accounts and Inventory of the Company and each of its Domestic Subsidiaries existent as of the date hereof (except as set forth in such Security Agreement or other Security Documents which exclusions have been agreed to by the Majority Banks), accompanied by all documents, instruments and other items necessary to obtain and perfect a Lien thereon;

          (ii)  The Pledge Agreement (the "Pledge Agreement") pledging to the
                                           ----------------
          Administrative Agent all Capital Stock owned by the Company or any Subsidiary in all Domestic Subsidiaries and 66% of the Capital Stock owned by the Company or any Subsidiary in all first tier Foreign Subsidiaries accompanied by original stock certificates evidencing such shares and executed stock powers, foreign registrations or other actions necessary to create a lien on such Capital Stock in favor of the Administrative Agent for the benefit of itself and the Banks; and

          (iii) UCC-1 and UCC-3 Financing Statements and other documents or instruments necessary to perfect the Liens granted in the Security Documents and to eliminate any other Liens not permitted by Section
                                                                      -------
          7.04;
          -----

     (e) A Notice of Advance with respect to the initial Advance meeting the requirements of Section 2.03;
                ------------
     (f) A certificate of the secretary, an assistant secretary or other Responsible Officer of the Company and each Guarantor certifying, inter alia,
(i) true and complete copies of the resolutions adopted by the Board of Directors of the Company and each of the Guarantors (A) authorizing the execution, delivery and performance by the Company and each of its Subsidiaries of this Agreement and the other Loan Documents to which it is or will be a party and, in the case of the Company, the Advances to be made hereunder, (B) approving the forms of the Loan Documents to which it is or will be a party and which will be delivered at or prior to the date of the initial Advance hereunder and (C) authorizing officers of the Company and each of its Subsidiaries to execute and deliver the Loan Documents to which it is or will be a party and any related documents, including, any agreement contemplated by this Agreement, and
(ii) the incumbency and specimen signatures of the officers of the Company and each of its Subsidiaries executing any documents on its behalf;

     (g) A certificate of the President, Chief Financial Officer or Treasurer of the Company certifying that there has been no change in the businesses or financial condition of the Company which could reasonably be expected to have a Material Adverse Effect since December 31, 1998;

     (h) Opinions addressed to the Administrative Agent and the Banks from (i) Bracewell & Patterson, L.L.P., counsel to the Company and the Guarantors, substantially in the form of Exhibit 4.01(h)(i);(ii) Randolph W. Bryant,
                             ------------------
General Counsel to the Company, substantially in the form of Exhibit
                                                             -------
4.01(h)(ii); (iii) Morgan, Lewis & Bockius LLP, counsel to BOSC,
-----------
substantially in the form of Exhibit 4.01(h)(iii) and (iv) F. Traynor Beck,
                             -----------------------------
General Counsel to BOSC, substantially in the form of Exhibit 4.01(h)(iv),
                                                      -------------------
together with all closing opinions delivered as required by the Transaction Documents with recitations that the same may be relied upon by the Administrative Agent and the Banks as though they were the addressees thereof;

     (i) The payment to the Administrative Agent and the Banks of all reasonable fees and expenses agreed upon by such parties to be paid on the Execution Date;

     (j) Copies of certificates of appropriate public officials as to the charter documents, existence, good standing and qualification to do business as a foreign corporation, as applicable, of the Company and its Subsidiaries designated by the Administrative Agent in each jurisdiction in which the ownership of its properties or the conduct of its business requires such qualifications and where the failure to so qualify or be in good standing would have a Material Adverse Effect;

     (k)  Certificates of insurance as contemplated by Section 6.03(a);
                                                       ---------------

     (l) UCC searches and other title information reasonably requested by the Administrative Agent on the Company and each of its Subsidiaries;

     (m) Copies of all Transaction Documents (and closing papers) and evidence that the Transaction has been simultaneously consummated with the proceeds of the Loans in accordance with the Transaction Documents for Merger consideration not in excess of $950,000,000 (subject to upward adjustment based on the value of the Capital Stock of the Company as of the Effective Date), in compliance with applicable law and regulatory approvals and without change in the terms thereof from the initial execution of the Transaction Documents in any respect that could reasonably be deemed adverse to the agents or the Banks without the prior written consent of the Administrative Agent and the Syndication Agent, which consent shall not unreasonably be withheld;

     (n) Evidence that the Company has received at least $150,000,000 from BOSS II, LLC pursuant to the Subscription Agreement in exchange for the Company's Convertible Preferred Stock;

     (o) Evidence of the exchange of the $100,000,000, 7.50% convertible subordinated debentures due May, 2012 (and accrued and unpaid interest thereon) of BOSC for the Company's Convertible Preferred Stock pursuant to the Subscription Agreement;

     (p) Evidence that all material governmental, shareholder and third party consents (including Hart-Scott Rodino clearance), permits and approvals necessary in connection with the Transaction and the other transactions contemplated hereby have been obtained; evidence that all such consents and approvals are in force and effect; and all applicable waiting periods shall have expired without any action being taken by any authority that could restrain, prevent or impose any material adverse conditions on the Transaction or such other transactions;

     (q) There shall not exist (a) any order, decree, judgment, ruling or injunction which restrains the consummation of the Transaction in the manner contemplated by the Transaction Documents in any material respect, or (b) any pending or threatened action, suit, investigation or proceeding, which could reasonably be expected to have a Material Adverse Effect;

     (r) The Company and its Subsidiaries shall be in material compliance with all existing financial obligations (after giving effect to the Transaction);

     (s) Projections for the period from the Execution Date through December 31, 2005.

     (t) A letter of direction from the Company addressed to the Administrative Agent with respect to the disbursement of the proceeds of the initial Loans;

     (u) The Schedules to be attached hereto in form and substance satisfactory to the Administrative Agent and the Banks in their sole discretion;

     (v) (i) The existing credit facilities of the Company and BOSC presently maintained with Chase, as Agent and Bankers Trust Company, as Administrative Agent, respectively, shall, to the satisfaction of the Administrative Agent, be terminated, (ii) all loans and obligations thereunder shall be paid or satisfied in full, and (iii) all Liens in favor of any creditor in connection therewith shall be assigned to the Administrative Agent or terminated or released to the Administrative Agent's satisfaction.

     The acceptance of the benefits of the initial Credit Event hereunder shall constitute a representation and warranty by the Company to the Administrative Agent and each of the Banks that, to the best of its knowledge, all of the conditions specified in this Section above shall have been satisfied or waived as of that time.

     Section 4.02 Conditions Precedent to All Credit Events. The obligation of
                  -----------------------------------------
the Banks to make any Advance, of the Issuing Bank to issue any Letter of Credit, or to continue or convert any Advance as or into a Eurodollar Rate Advance, including, without limitation, the initial Advance and Letters of Credit issued hereunder, is subject to the further conditions precedent that on the date of such Credit Event:

     (a)  The representations and warranties set forth in Article V shall be
                                                          ---------
true and correct in all material respects as of, and as if such representations and warranties were made on, the date of the proposed Advance, issuance of a Letter of Credit or continuance or conversion (unless such representation and warranty expressly relates to an earlier date or is no longer true and correct solely as a result of transactions permitted by the Loan Documents), and the Company shall be deemed to have certified to the Administrative Agent and the Banks that such representations and warranties are true and correct in all material respects by submitting a Notice of Advance, a Letter of Credit Request or a Notice of Conversion.

     (b)  The Company shall have complied with the provisions of Section 2.03,
                                                                 ------------
2.05 or 3.02 hereof.
----    ----

     (c) No Default or Event of Default hereunder or under the BOSC Senior Notes Indenture shall have occurred and be continuing or would result from such Credit Event.

     (d) No Material Adverse Effect shall have occurred in the consolidated financial condition of the Company and its consolidated Subsidiaries since the delivery of the most recent financial statements delivered pursuant to
Section 6.01(b).
---------------

     (e) the Administrative Agent shall have received the most recent unqualified report and opinion on the Company's financial statements issued by KPMG LLP, or other independent certified public accountant of recognized national standing.

     (f) Except for any Foreign Subsidiaries, all Persons that have become Subsidiaries subsequent to the Execution Date shall have executed and delivered to the Administrative Agent an Adoption Agreement to the extent required at the time of such Credit Event pursuant to Section 6.09.
                                      ------------

     The acceptance of the benefits of each such Credit Event shall constitute a representation and warranty by the Company to the Administrative Agent and each of the Banks that all of the conditions specified in this Section above exist as of that time.

     Section 4.03  Delivery of Documents. All of the Notes, certificates, legal
                   ---------------------
opinions and other documents and papers referred to in this Article IV, unless
                                                            ----------
otherwise specified, shall be delivered to the Administrative Agent for the account of each of the Banks and, except for the Notes, in sufficient counterparts for each of the Banks requesting same and shall be reasonably satisfactory in form and substance to the Banks.

                                   ARTICLE V
                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

     In order to induce the Banks to enter into this Agreement, to make the Advances, issue the Letters of Credit and to continue or convert any Advance as or into a Eurodollar Rate Advance, in each case as provided for herein, the Company, as to itself and each of its Subsidiaries after giving effect to the Merger (i.e., each reference to the Company, its assets, business or other matters shall include BOSC, its assets, business or other matters as having been merged with and into the Company and each reference to the Company's Subsidiaries shall include the former Subsidiaries of BOSC), makes, on or as of the occurrence of each Credit Event (except to the extent such representations or warranties relate to an earlier date or are no longer true and correct in all material respects solely as a result of transactions not prohibited by the Loan Documents), the following representations and warranties to the Administrative Agent and the Banks:

     Section 5.01  Organization and Qualification. Each of the Company and its
                   ------------------------------
Subsidiaries (a) is duly formed or organized, validly existing and (where such concept is applicable) in good standing under the laws of the state of its organization except where the failure to do so could not reasonably be expected to have a Material Adverse Effect, (b) has the power to own its property and to carry on its business as now conducted, except where the failure to do so would not have a Material Adverse Effect and (c) is duly qualified to do business and is in good standing in every jurisdiction in which the failure to be so qualified would have a Material Adverse Effect.

     Section 5.02  Authorization and Validity.   Each of the Company and its
                   --------------------------
Subsidiaries has the corporate or other power and authority to execute, deliver and perform its obligations hereunder and under the other Loan Documents and Transaction Documents to which it is a party and all such action has been duly authorized by all necessary corporate or other proceedings on its part. Each Loan Document and Transaction Document to which the Company or any of its Subsidiaries is a party has been duly and validly executed and delivered by such Person and constitutes a valid and legally binding agreement of such Person, enforceable in accordance with the respective terms thereof, except, in each case, as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors' rights generally, and by general principles of equity regardless of whether such enforceability is sought in a proceeding in equity or at law.

     Section 5.03  Governmental Consents. No authorization, consent, approval,
                   ---------------------
license or exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, that has not been obtained and continues in full force and effect, is necessary for the valid execution or delivery by the Company or any Subsidiary of any Loan Document or Transaction Document.

     Section 5.04  Conflicting or Adverse Agreements or Restrictions. Neither
                   -------------------------------------------------
the Company nor any Subsidiary is a party to any contract or agreement or subject to any restriction which would reasonably be expected to have a Material Adverse Effect. As of the Execution Date, all agreements of the Company relating to the lending of money or the issuance of letters of credit by any party are described hereto on Schedule 5.04. Neither the execution nor delivery of the
                    -------------
Loan Documents or the Transaction Documents nor compliance with the terms and provisions hereof or thereof will be contrary to the provisions of, or constitute a default under, (a) the organizational documents of the Company or any Subsidiary or (b) any law, regulation, order, writ, injunction or decree of any court or governmental instrumentality that is applicable to the Company or any Subsidiary or (c) any material agreement to which the Company or any of its Subsidiaries is a party or by which it is bound or to which any of them is subject including, without limitation, either of the Indentures or any other agreement listed on said Schedule 5.04.
                         -------------

     Section 5.05  Title to Assets; Liens. Each of the Company and its
                   ----------------------
Subsidiaries has good title to all material personal property and good and indefeasible title to all material real property as reflected on the books and records of the Company or any of its Subsidiaries as being owned by them, except for properties disposed of in the ordinary course of business, subject to no Liens, except those permitted hereunder, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect. The Lien of the Administrative Agent in the Collateral constitutes a perfected first priority Lien subject only to Permitted Liens. All of such assets have been and are being maintained by the appropriate Person in good working condition in accordance with industry standards, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

     Section 5.06  Litigation. No proceedings against the Company or any
                   ----------
Subsidiary are pending or, to the knowledge of the Company, threatened before any court or governmental agency or department which involve a reasonable material risk of having a Material Adverse Effect except those listed on
Schedule 5.06 hereof.
-------------

     Section 5.07

     (a)  Financial Statements.  Prior to the Execution Date, each of the
          --------------------
Company and BOSC has furnished to the Banks its audited consolidated balance sheet as of December 31, 1998, and audited consolidated income statement and statement of cash flows for the year ended December 31, 1998, and the unaudited balance sheet as of September 30, 1999, and the consolidated income statement and statement of cash flows for the period from January 1, 1999, through September 30, 1999 (such financials, the "Financials"). The Financials have been prepared in conformity
                 ----------
with GAAP consistently applied (except as otherwise disclosed in such financial statements) throughout the periods involved and present fairly, in all material respects, the consolidated financial condition of the Company and its consolidated Subsidiaries and BOSC and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations for the periods then ended, subject in the case of the September 30, 1999 statements, to changes resulting from normal year end audit adjustments. As of the Execution Date, no Material Adverse Effect has occurred in the consolidated financial condition of the Company and its consolidated Subsidiaries or BOSC and its consolidated Subsidiaries since the date of said Financials.

     (b)  Projections.  The Projections delivered by the Company to the
          -----------
Administrative Agent, the Syndication Agent and the Documentation Agent have been prepared by the Company in light of the past operation of the business of the Company, BOSC and their respective Subsidiaries and other information believed by the Company and its senior management to be accurate. All such Projections represent, as of the date thereof, a good faith estimate by the Company and its senior management of the financial conditions and performance of the Company and its Subsidiaries based on assumptions believed to be reasonable at the time made.

     Section 5.08  Default. Neither the Company nor any Subsidiary is in default
                   -------
under any material provisions of any instrument evidencing any Indebtedness or of any agreement relating thereto, or in default in any respect under any order, writ, injunction or decree of any court, or in default in any respect under or in violation of any order, injunction or decree of any governmental instrumentality, in each case in such manner as to cause a Material Adverse Effect.

     Section 5.09  Investment Company Act. Neither the Company nor any
                   ----------------------
Subsidiary is, or is directly or indirectly controlled by any Person which is, an "investment company," as such term is defined in the Investment Company Act of 1940, as amended.

     Section 5.10  Public Utility Holding Company Act. Neither the Company nor
                   ----------------------------------
any Subsidiary is a non-exempt "holding company," or subject to regulation as such, or, to the knowledge of the Company's or such Subsidiary's officers, an "affiliate" of a "holding company" or a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     Section 5.11  ERISA. No accumulated funding deficiency (as defined in
                   -----
Section 412 of the Code or Section 302 of ERISA), whether or not waived, exists or is expected to be incurred with respect to any Plan. No liability to the PBGC (other than required premium payments) has been or is expected by the Company to be incurred with respect to any Plan by the Company or any ERISA Affiliate. Neither the Company nor any ERISA Affiliate has incurred any withdrawal liability under Title IV of ERISA with respect to any Multi-Employer Plans which (individually or in the aggregate) exceeds $10,000,000.

     Section 5.12  Tax Returns and Payments. Each of the Company and its
                   ------------------------
Subsidiaries has filed all federal income tax returns and other tax returns, statements and reports (or obtained extensions with respect thereto) which are required to be filed and has paid or deposited or made adequate provision, in accordance with GAAP, for the payment of all taxes (including estimated taxes shown on such returns, statements and reports) which are shown to be due pursuant to such returns, except for such taxes as are being contested in good faith and by appropriate proceedings, except, in each such case, where such failure could not reasonably be expected to have a Material Adverse Effect.

     Section 5.13  Environmental Matters. Each of the Company and its
                   ----------------------
Subsidiaries (a) possesses all environmental, health and safety licenses, permits, authorizations, registrations, approvals and similar rights necessary under law or otherwise for the Company or such Subsidiary to conduct its operations as now being conducted (other than those with respect to which the failure to possess or maintain would not, individually or in the aggregate for the Company and such Subsidiaries, reasonably be expected to have a Material Adverse Effect) and (b) each of such licenses, permits, authorizations, registrations, approvals and similar rights is valid and subsisting, in full force and effect and enforceable by the Company or such Subsidiary, and each of the Company and its Subsidiaries is in compliance with all effective terms, conditions or other provisions of such permits, authorizations, registrations, approvals and similar rights except for such failure or noncompliance that, individually or in the aggregate for the Company and such Subsidiaries, would not reasonably be expected to have a Material Adverse Effect. Except as disclosed on Schedule 5.13, since December 31, 1998, neither the
             -------------
Company nor any of its Subsidiaries has received any notices from any Governmental Authority of any violation of, noncompliance with, or remedial obligation under, Requirements of Environmental Laws (which violation or non-compliance has not been cured), and there are no writs, injunctions, decrees, orders or judgments outstanding, or lawsuits, claims, proceedings, investigations or inquiries pending or, to the knowledge of the Company or any Subsidiary, threatened, relating to the ownership, use, condition, maintenance or operation of, or conduct of business related to, any property owned, leased or operated by the Company or such Subsidiary or other assets of the Company or such Subsidiary, other than those violations, instances of noncompliance, obligations, writs, injunctions, decrees, orders, judgments, lawsuits, claims, proceedings, investigations or inquiries that, individually or in the aggregate for the Company and such Subsidiaries, would not have a Material Adverse Effect. Except as disclosed on Schedule 5.13, (i) there are no material obligations,
                       -------------
undertakings or liabilities arising out of or relating to Environmental Laws to which the Company or any of its Subsidiaries has agreed, assumed or retained, or, to the knowledge of the Company, by which the Company or any of its Subsidiaries is adversely affected, by contract or otherwise, and (ii) neither the Company nor any of its Subsidiaries has received a written notice or claim to the effect that the Company or any of its Subsidiaries is or may be liable to any other Person as the result of a Release or threatened Release of a Hazardous Material which, in the case of clause (i) or (ii), could reasonably be expected to have a Material Adverse Effect.

     Section 5.14  Purpose of Loans.
                   -----------------
     (a) The proceeds of the Revolving Loans shall be used: (i) to refinance the outstanding amount of certain existing Indebtedness of the Company and/or of BOSC; (ii) to pay fees and expenses incurred in connection with the Transaction; and (iii) to provide for working capital, acquisitions and other general corporate purposes of the Company. The proceeds of the Tranche A Term Loans shall be used to purchase 9-3/4% Senior Subordinated Notes tendered pursuant to the

Offer to Purchase or pursuant to the Change of Control Offer and other general corporate purposes. The proceeds of the Tranche B Term Loans shall be used to refinance existing Indebtedness of the Company and/or of BOSC.

     (b) None of the proceeds of any Advance will be used directly or indirectly in violation of Regulation U. None of the proceeds of any Advance will be used to fund the Common Stock Repurchase, which is being funded entirely out of the proceeds of the $150,000,000 investment in the Company by BOSS II, LLC being made on the Effective Date.

     Section 5.15  Franchises and Other Rights. The Company and each of its
                   ---------------------------
Subsidiaries has all franchises, permits, licenses, patents, trademarks and other intangible assets or authority as are necessary to enable them to carry on their respective businesses as now being conducted and is not in default in respect thereof where the absence of such or any such default could reasonably be expected to have a Material Adverse Effect.

     Section 5.16  Subsidiaries and Assets. The Subsidiaries which are parties
                   -----------------------
to this Agreement and listed on Schedule 5.16 are all of the Subsidiaries of the
                                -------------
Company as of the Effective Date and after giving effect to the Merger and the address given for such Subsidiaries is the correct mailing address as of the Effective Date.

     Section 5.17  Solvency. After giving effect to the consummation of the
                   --------
Transaction and each Advance hereunder and all other Indebtedness of the Company existing at the time of such Advance, the Company and its Subsidiaries, viewed as a consolidated entity, will be Solvent.

     Section 5.18  Year 2000. Any reprogramming required to permit the proper
                   ---------
functioning, in and following the year 2000, of (a) the Company's or any Subsidiary's computer systems and (b) equipment containing embedded microchips (including systems and equipment supplied by others or with which the Company's systems interface) and the testing of all such systems and equipment, as so reprogrammed, have been completed, except where the failure to do such reprogramming and testing would not reasonably be expected to have a Material Adverse Effect. The cost to the Company and its Subsidiaries of such reprogramming and testing and of the reasonably foreseeable consequences of year 2000 to the Company and its Subsidiaries (including, without limitation, reprogramming errors and the failure of others' systems or equipment) will not result in a Default or would not reasonably be expected to have a Material Adverse Effect. Except for such of the reprogramming referred to in the preceding sentence as may be necessary, the computer and management information systems of the Company and its Subsidiaries are and, with ordinary course upgrading and maintenance, will continue for the term of this Agreement to be sufficient to permit the Company to conduct its business in all material respects and such upgrading and maintenance would not reasonably be expected to have a Material Adverse Effect.

     Section 5.19  Transaction Documents. As of the Effective Date, the Company
                   ---------------------
has delivered to the Administrative Agent a complete and correct copy of the Transaction Documents and each such Transaction Documents is in full force and effect and no material term or condition thereof has been amended or otherwise waived except for such amendments and waivers approved by the Administrative Agent and the Syndication Agent (which they may give without the consent of the

Banks and which shall not unreasonably be withheld) and amendments or waivers that could not reasonably be deemed adverse to the agents or the Banks in any respect; none of the parties thereto has failed to perform any material obligation thereunder, and each of the representations and warranties given therein is true and correct on and as of the Effective Date.

     Section 5.20  Disclosure. All factual information furnished by or on
                   ----------
behalf of the Company, BOSC, or any Subsidiary of the Company or BOSC to the Administrative Agent, the Syndication Agent, the Documentation Agent, or any Bank (including, without limitation, all information contained in the Form S-4 or the other Transaction Documents) for purposes of or in connection with this Agreement, the other Loan Documents, or any transaction contemplated herein or therein is, and all other such factual information hereafter furnished by or on behalf of the Company or any Subsidiary of the Company to the Administrative Agent, the Syndication Agent, either Arranger, or any Bank, will be true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any fact necessary to make such information not misleading in any material respect at such time in light of the circumstances under which such information was provided.

                                  ARTICLE VI
                             AFFIRMATIVE COVENANTS
                             ---------------------

     The Company, as to itself and each of its Subsidiaries (after giving effect to the Merger as aforesaid), covenants and agrees that on and after the date hereof until the Notes have been paid in full and the Commitments have terminated:

     Section 6.01  Information Covenants. The Company will furnish to each Bank:
                   ---------------------

     (a) As soon as available, and in any event within fifty (50) days of the end of each fiscal quarter, the consolidated and, if requested by the Administrative Agent, the consolidating balance sheet of the Company and its Subsidiaries as of the end of such period and the related consolidated and, if requested by the Administrative Agent, consolidating statements of income for such period and, in each case, also for the portion of the fiscal year ended at the end of such period, setting forth comparative consolidated figures for the related periods in the prior fiscal year, all of which shall be certified by the chief financial officer or chief executive officer of the Company as fairly presenting, in all material respects, the financial position of the Company and its Subsidiaries as of the end of such period and the results of their operations for the period then ended in accordance with GAAP, subject to changes resulting from normal year-end audit adjustments.

     (b) (i) As soon as available, and in any event within ninety-five (95) days after the close of each fiscal year of the Company, the audited consolidated and, if requested by the Administrative Agent, the unaudited consolidating balance sheets of the Company and its Subsidiaries as at the end of such fiscal year and the related consolidated and, if requested by the Administrative Agent, consolidating statements of income, stockholders' equity and cash flows for such fiscal year, setting forth comparative figures for the preceding fiscal year and certified by KPMG LLP or other independent certified public accountants of recognized national standing acceptable to the

Administrative Agent, whose report shall be without limitation as to the scope of the audit and reasonably satisfactory in substance to the Banks; and (ii) upon request by the Administrative Agent, a copy of Projections for the Company's fiscal year immediately following the Fiscal Year which is the subject of the financial statements delivered pursuant to clause (i) preceding.
                                                  ----------

     (c) Promptly, but in any event within five (5) Business Days after any Responsible Officer of the Company obtains verified knowledge thereof, notice of:

               (i) any material violation of, noncompliance with, or remedial obligations under, Requirements of Environmental Laws;

               (ii) any material Release or threatened material Release of Hazardous Materials affecting any property owned, leased or operated by the Company or any of its Subsidiaries;

               (iii) any event or condition which constitutes a Default or an Event of Default (including any default under the Indentures);

               (iv) any condition or event which, in the opinion of management of the Company, would reasonably be expected to have a Material Adverse Effect;

               (v) any Person having given any written notice to the Company or taken any other action with respect to a claimed material default or event under any material instrument or material agreement;

               (vi) the institution of any litigation which could reasonably be expected in the good faith judgment of the Company either to have a Material Adverse Effect or result in a final, non-appealable judgment or award in excess of $10,000,000 with respect to any single cause of action unless it is covered by insurance;

               (vii)  all ERISA notices required by Section 6.08; and
                                                    ------------
               (viii) any sale of assets other than as permitted hereby;

Such notice shall specify in reasonable detail the nature and period of existence thereof and the action taken by such Person and the nature of any such claimed default, event or condition and, in the case of an Event of Default or Default, what action has been taken, is being taken or is proposed to be taken with respect thereto.

     (d) At the time of the delivery of the quarterly and annual financial statements provided for in Sections 6.01(a) and 6.01(b), a certificate of a
                           ----------------     -------
Responsible Officer to the effect that, to his knowledge, no Default or Event of Default exists or, if any Default or Event of Default does exist, specifying the nature and extent thereof and the action that is being taken or that is proposed to be taken with respect thereto, which certificate shall set forth the calculations required to establish whether the Company was in compliance with the provisions of Sections 7.10 through 7.14 as at the end of such fiscal period
                  -------------         ----
or year, as the case may be.

     (e) Upon request by the Administrative Agent, a summary report (by Subsidiary) of all Accounts of the Company and its Subsidiaries.

     (f) Promptly following request by the Administrative Agent such environmental reports, studies and audits of the Company's procedures and policies, assets and operations in respect of Environmental Laws as the Administrative Agent may reasonably request.

     (g) Promptly upon receipt thereof, a copy of any report or letter submitted to the Company by its independent accountants in connection with any regular or special audit of the Company's records and simultaneously with the sending or filing thereof, copies of all proxy statements, financial statements and reports which the Company sends to its shareholders, and copies of all regular, periodic or special reports, and all registration statements, in each case, which the Company or any of its Subsidiaries files with the Securities and Exchange Commission or any other securities exchange or securities market.

     (h) Promptly following request by the Administrative Agent such financial projections, budgets and unaudited consolidating financial statements of the Company and its Subsidiaries as the Administrative Agent may reasonably request.

     (i) From time to time and with reasonable promptness, such other information or documents as the Administrative Agent or any Bank through the Administrative Agent may reasonably request.

     Section 6.02  Books, Records and Inspections. The Company will maintain,
                   ------------------------------
and will cause its Subsidiaries to maintain, the corporate books and financial records of the Company and its Subsidiaries and will permit, or cause to be permitted, any Person designated by the Administrative Agent (including at the request of any Bank) to visit and inspect under the guidance of officers of the Company any of the properties of the Company and its Subsidiaries, to examine such books and records and make copies thereof or extracts therefrom, audit the accounts, inventory and finances of any such corporations with the officers, employees and agents of the Company and its Subsidiaries and with their independent public accountants (provided the Company may, if it so chooses, be present at or participate in any such discussions with such independent public accountants), all, if a Default or Event of Default does not then exist, upon reasonable advance notice and at such reasonable times and as often as the Administrative Agent may reasonably request. Such inspections shall be at the expense of the Company if made annually (or more often if a Default or Event of Default then exists), and shall be at the expense of the Bank or Banks requiring same if made more often than annually.

     Section 6.03  Insurance and Maintenance of Properties.
                   ---------------------------------------

     (a) Each of the Company and its Subsidiaries will keep reasonably adequately insured by financially sound and reputable insurers all of its material property, which is of a character, and in amounts and against such risks, usually and reasonably insured by similar Persons engaged in the same or similar businesses, including, without limitation, insurance against fire, casualty and any other hazards normally insured against. Each of the Company and its Subsidiaries will at all times maintain insurance against its liability for injury to Persons or property, which insurance shall be by financially sound and reputable insurers and in such amounts and form as are customary for corporations of established reputation engaged in the same or a similar business and owning and operating similar properties and which shall name the Administrative Agent, for the benefit of the Banks, as an additional insured. The Company shall provide the Administrative Agent a listing of all such insurance and such other certificates and other evidence thereof, on or prior to the Execution Date hereof and annually thereafter. A listing of all policies of the Company and its Subsidiaries as of the Execution Date is attached hereto as
Schedule 6.03.
-------------

     (b) Each of the Company and its Subsidiaries will cause all of its material properties used or useful in the conduct of its business to be maintained and kept in reasonable condition, repair and working order, ordinary wear and tear excepted, and supplied with all necessary equipment and will cause to be made all reasonably necessary repairs, renewals and replacements thereof, all as in the reasonable judgment of such Person may be reasonably necessary so that the business carried on in connection therewith may be properly conducted at all times, except where such failure could not reasonably be expected to have a Material Adverse Effect.

     Section 6.04  Payment of Taxes. Each of the Company and its Subsidiaries
                   ----------------
will pay and discharge all material taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any properties belonging to it, prior to the date on which material penalties attach thereto, except for such amounts that are being contested in good faith and by appropriate proceedings, except where such failure could not reasonably be expected to have a Material Adverse Effect.

     Section 6.05  Corporate Existence. Each of the Company and its Subsidiaries
                   -------------------
will and keep in full force and effect (a) the existence of the Company, and (b) unless the failure to do so would not reasonably be expected to have a Material Adverse Effect, the rights and franchises of each of the Company and its Subsidiaries.

     Section 6.06  Compliance with Statutes. Each of the Company and its
                   ------------------------
Subsidiaries will comply with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property, except to the extent the failure to do so would not reasonably be expected to have a Material Adverse Effect.

     Section 6.07  Material Privileges,Permits, Licenses and Other Rights;
                   ------------------------------------------------------
Landlord Waivers. Each of the Company and its Subsidiaries will do all things
----------------
necessary to preserve and keep in full force and effect all material privileges, permits, licenses and other rights necessary to conduct business as such business is currently conducted as of the Effective Date, except to the extent the failure to do so would not reasonably be expected to have a Material Adverse Effect. The Company shall use reasonable efforts to obtain after the Effective Date landlord and mortgagee waivers, warehousemen and bailee letters and other similar agreements from third parties holding Inventory as shall be reasonably requested by the Administrative Agent, in each case in form and substance reasonably satisfactory to the Administrative Agent.

     Section 6.08  ERISA. Immediately after any Responsible Officer of the
                   -----
Company or any of its Subsidiaries knows or has reason to know any of the following events have occurred the

Company will deliver or cause to be delivered to the Banks a certificate of the chief financial officer of the Company setting forth details as to such occurrence and such action, if any, the Company or its ERISA Affiliate is required or proposes to take, together with any notices required or proposed to be given to or filed with or by the Company or its ERISA Affiliate with respect thereto: (i) that a Reportable Event has occurred or that an application may be or has been made to the Secretary of the Treasury for a waiver or modification of the minimum funding standard; (ii) that any required contributions in excess of $5,000,000 in the aggregate to a Plan or Multiemployer Plan have not been or may not be timely made; (iii) that proceedings may be or have been instituted under Section 4069(a) of ERISA to impose liability on the Company or an ERISA Affiliate which (individually or in the aggregate) exceeds $5,000,000 or under
Section 4042 of ERISA to terminate a Plan or appoint a trustee to administer a Plan; (iv) that the Company or any ERISA Affiliate has incurred or may incur any liability (including any contingent or secondary liability) on account of the termination of or withdrawal from a Plan or a Multiemployer Plan which (individually or in the aggregate) exceeds $5,000,000; and (v) that the Company or an ERISA Affiliate may be required to provide security to a Plan under
Section 401(a)(29) of the Code securing an amount equal to or exceeding $5,000,000.

     Section 6.09   Additional Subsidiaries. The Company will cause any Person
                    -----------------------
that becomes a Subsidiary subsequent to the Execution Date to (i) within forty-five (45) days after becoming a Subsidiary, execute and deliver to the Administrative Agent an Adoption Agreement and (ii) within forty-five (45) days after becoming a Subsidiary, deliver to the Administrative Agent evidence, satisfactory to the Administrative Agent, that all material Indebtedness owing by such Subsidiary to any other Person has been paid in full and said Indebtedness has been canceled and all Liens securing such Indebtedness have been released or have terminated, (except for Indebtedness and Liens permitted hereby); provided, if said Subsidiary is not incorporated under the laws of the
         --------
United States or one of its states or territories, no such guaranty will be required if the Company makes arrangements, satisfactory to the Administrative Agent, in its sole discretion, regarding restrictions on transfer of funds or other assets by the Company or any Subsidiary to said new Foreign Subsidiary. Further, the Company, or its Subsidiary (if such Subsidiary is a Domestic Subsidiary) that owns the stock of said new Subsidiary, as the case may be, will execute the Adoption Agreement referred to above.

     Section 6.10   Acquisition Agreements. Upon request of the Administrative
                    ----------------------
Agent or Majority Banks, the Company shall provide the Administrative Agent and the Banks with: (a) copies of the agreements relating to the acquisitions of Qualified Companies, (the "Acquisition Agreements") and (b) a listing of each
                           ----------------------
then existing Acquisition Agreement.

     Section 6.11   Year 2000 Compliance. The Company will, and will cause each
                    --------------------
Subsidiary of the Company to, promptly notify the Administrative Agent in the event the Company or any Subsidiary of the Company discovers or determines that any computer application (including those of its suppliers and vendors) that is material to it or any of its business and operations will not be able to perform properly date sensitive functions for all dates before and after January 1, 2000, on a timely basis, except to the extent that such failure could not be expected to have a Material Adverse Effect.

                                  ARTICLE VII
                              NEGATIVE COVENANTS
                              ------------------

     The Company covenants and agrees, as to itself and, except as otherwise provided herein, each of its Subsidiaries (after giving effect to the Merger as aforesaid), that on and after the date hereof until the Notes have been paid in full and the Commitments have terminated:

     Section 7.01  Change in Business. The Company will not, and will not
                   ------------------
permit any of its Subsidiaries to, engage in any businesses in any material respect other than a Permitted Business.

     Section 7.02  Consolidation, Merger or Sale of Assets. Except as
                   ---------------------------------------
disclosed on Schedule 7.02, the Company will not, and will not permit any of its
             -------------
Subsidiaries to, wind up, liquidate or dissolve their affairs, or agree to be acquired by any third party in any transaction of merger or consolidation in which the Company or a Domestic Subsidiary is not the sole surviving entity, or sell or otherwise dispose of all or any substantial part of their property or assets (including the capital stock of any Subsidiary) other than: (a) sales of inventory and surplus or obsolete assets in the ordinary course of business that do not prejudice the Banks in any material way, (b) dispositions of the stock of Subsidiaries to, or mergers with, other Wholly-Owned Domestic Subsidiaries of the Company that have complied with Section 6.09, (c) any sale of assets with a
                                    ------------
value equal to or less than the greater of $50,000,000 or five percent (5%) of the Company's Consolidated Net Worth (measured as of the most recently ended fiscal quarter), provided the proceeds of such sale are used to acquire assets
                 --------
for use in the Company's business, or applied as required by Section
                                                             -------
2.07(b)(ii), (d) securitization of Accounts pursuant to a securitization
-----------
structure and upon terms and conditions approved by the Administrative Agent and Majority Banks (an "Approved Securitization"), provided that the proceeds of
                                               --------
such securitization are applied as required by Section 2.07(b)(ii), and (e)
                                               -------------------
liquidation of a Wholly-Owned Subsidiary into another Wholly-Owned Subsidiary.

     Section 7.03  Indebtedness.   Neither the Company nor any Subsidiary of
                   ------------
the Company will create, incur, assume
or permit to exist any Indebtedness of the Company or any Subsidiary except:

     (a)  Indebtedness existing hereunder;

     (b) Indebtedness existing on the Execution Date not being repaid or refinanced as part of the Transaction or out of proceeds of the Loans and listed on Schedule 7.03(b) on the Execution Date;
   ----------------

     (c) Indebtedness arising as a result of the endorsement in the ordinary course of business of negotiable instruments in the course of collection;

     (d) accounts payable and unsecured, current and long-term, liabilities (including accrued insurance related liabilities), not the result of indebtedness for borrowed money, to vendors, suppliers and other Persons for goods and services in the ordinary course of business;

     (e) contingent obligations contained in agreements (including agreements of intent) to acquire any Person or assets entered into by the Company or any of its Subsidiaries in anticipation of acquiring such Person or assets if such acquisition is not prohibited by this Agreement, including any ongoing, contingent payment obligations contained in such agreements;

     (f) Intercompany Indebtedness of any Domestic Subsidiary of the Company to the Company or any Wholly-Owned Domestic Subsidiary and Indebtedness of the Company to any Wholly-Owned Domestic Subsidiary of the Company;

     (g) guarantees by the Company or any of its Subsidiaries of Indebtedness of any Subsidiary of the Company permitted to be incurred, created or existing pursuant to this Agreement, provided that such guarantees are not secured by any
                            --------
Liens;

     (h)  current and deferred taxes;

     (i) contingent liabilities under surety bonds or otherwise incurred in the ordinary course of business;

     (j)  earn-out agreements that are a part of Investments allowed under
Section 7.05(d);
--------------

     (k) other Indebtedness not in excess of the greater of $100,000,000 or five percent (5%) (measured as of the date of incurrence) of Consolidated Net Worth (as of the end of the Company's most recent fiscal quarter) in the aggregate at any time outstanding;

     (l) Indebtedness not to exceed the greater of $50,000,000 or five percent (5%) (measured as of the date of incurrence) of Consolidated Net Worth (as of the end of the Company's most recent fiscal quarter) at any time outstanding secured by Liens permitted by Section 7.04(g);
                              ---------------

     (m) liabilities incurred in connection with Interest Rate Protection Agreements, provided, same are entered into in connection with the day to day business operations of the Company and not for speculative purposes;

     (n) Indebtedness of a Subsidiary acquired pursuant to a Permitted Acquisition (or Indebtedness assumed by the Company or any Wholly-Owned Domestic Subsidiary pursuant to a Permitted Acquisition as a result of a merger or consolidation or the acquisition of an asset securing such Indebtedness) (the "Permitted Acquired Debt"), not to exceed $50 million at any one time
 -----------------------
outstanding in the aggregate for all such Indebtedness, so long as such Indebtedness was not incurred in connection with or in anticipation or contemplation of such Permitted Acquisition;

     (o) Qualified High Yield Offerings provided that, after giving effect to the incurrence thereof, on a pro forma basis, no Default or Event of Default shall have occurred or shall result therefrom;

     (p) Permitted Subordinated Indebtedness (or Permitted Subordinated Refinancing Indebtedness in replacement therefor) issued in connection with Permitted Acquisitions not to exceed $100,000,000 in the aggregate at any time outstanding; and

     (q) refinancings, renewals and extensions (in the same or lesser principal amount plus accrued interest and the costs and expenses associated with such refinancing (including, without limitation, reasonable out-of-pocket professional fees and expenses, investment banking fees, financial advisory fees and other customary fees and expenses) on similar terms and conditions) of any Indebtedness listed in subparagraphs (a) through (o) above provided that any refinancing (or subsequent refinancing) of the BOSC Senior Subordinated Notes or the 9 3/4% Senior Subordinated Notes must constitute Permitted Subordinated Refinancing Indebtedness.

     Section 7.04  Liens. Neither the Company nor any Subsidiary of the Company
                   -----
will create, incur, assume or suffer to exist any Lien upon or with respect to any of its property or assets of any kind whether now owned or hereafter acquired (nor will they covenant with any other Person not to grant such a Lien to the Administrative Agent on any assets of the Borrower or any of its Subsidiaries, except for restrictions in leases, licenses, purchase money loans and other contracts entered into in the ordinary course of business and limited to the specific property subject to such lease, license, loan or contract) except:

     (a)  Liens existing on the Execution Date and listed on Schedule 7.04(a);
                                                             ----------------

     (b)  Liens securing currently secured Indebtedness permitted under Section
                                                                        -------
7.03(b) or (m) above;
-------

     (c)  Permitted Liens;

     (d) Liens created by the Loan Documents provided that the notional amount of Interest Rate Protection Agreements secured by the Collateral may not exceed $800,000,000;

     (e) Other Liens on assets not included in the Collateral securing obligations allowed pursuant to Section 7.03(k) not exceeding $3,000,000.00 in
                                ---------------
the aggregate at any one time;

     (f) deposits under real property leases and deposits with utilities, provided that such deposits do not exceed amounts customarily deposited by other Persons similarly situated;

     (g) Liens arising pursuant to purchase money mortgages or security interests securing Indebtedness representing the purchase price (or financing of the purchase price within 90 days after the respective purchase) of assets acquired after the Effective Date, provided that (i) any such Liens attach only to the assets so purchased, upgrades thereon and, if the asset so purchased is an upgrade, the original asset itself (and such other assets financed by the same financing source), (ii) the Indebtedness (other than Indebtedness incurred from the same financing source to purchase other assets and excluding Indebtedness representing obligations to pay installation and delivery charges for the property so purchased) secured by any such Lien does not exceed 100%, nor is less than 80%, of the lesser of the fair market value or the purchase price of the equipment being purchased at the time of the incurrence of such Indebtedness and (iii) the Indebtedness secured thereby is permitted to be incurred pursuant to Section 7.03(l); and
                     ---------------

     (h)  Liens securing Indebtedness permitted by Section 7.03(n) if secured on
                                                   ---------------
the date of the applicable Permitted Acquisition;

     (i) any renewal, extension or replacement of any Lien referred to above; provided, that no Lien arising or existing as a result of such extension,
--------
renewal or replacement shall be extended to cover any property not theretofore subject to the Lien being extended, renewed or replaced and provided further
                                                            ----------------
that the principal amount of the Indebtedness secured thereby shall not exceed the principal amount of the Indebtedness so secured at the time of such extension, renewal or replacement plus accrued interest and the costs and expenses associated with such refinancing (including, without limitation, reasonable out-of-pocket professional fees and expenses, investment banking fees, financial advisory fees and other customary fees and expenses).

     Section 7.05  Investments.  Neither the Company nor any Subsidiary will,
                   -----------
directly or indirectly, make or own any Investment in any Person, except:

     (a)  Permitted Investments;

     (b)  Investments owned on the Execution Date as set forth on Schedule
                                                                  --------
7.05(b), including Investments in the Subsidiaries, direct and indirect;
-------

     (c) Investments arising out of loans and advances for expenses, travel per diem and similar items in the ordinary course of business to officers, directors and employees and intercompany Indebtedness permitted by Section 7.03(f);
                                                         ---------------

     (d)  Subject to the limitations contained in Section 7.15, investments in
                                                  ------------
the stock, warrants, stock appreciation rights, other securities and/or other assets of Qualified Companies;

     (e) other Investments not exceeding the greater of $75,000,000 or five percent (5%) (measured as of the date of the investment) of Consolidated Net Worth (as of the end of the Company's most recent fiscal quarter) in the aggregate at any one time outstanding;

     (f)  Investments in the form of stock buy backs allowed under Section 7.06;
                                                                   ------------
and

     (g) Investments in the Company or in Wholly-Owned Domestic Subsidiaries of the Company.

     (h) interest rate hedging and swap agreements entered into in compliance with Section 7.03(m);

     (i) loans and advances by the Company and its Subsidiaries to employees of the Company and its Subsidiaries in connection with relocations, purchases by such employees of Company Common Stock or options or similar rights to purchase Company Common Stock and other ordinary course of business purposes;

     (j) obligations of one or more officers or other employees of the Company or its Subsidiaries in connection with such officers' or employees' acquisition of shares of Company Common Stock, so long as no cash is actually advanced by the Company or any of its Subsidiaries to such officers or employees in connection with the acquisition of any such obligations; and

     (k) Investments in the form of loans, leases or advances to customers of the Company and its Subsidiaries, not to exceed $50,000,000 at any one time outstanding, made to finance the acquisition of equipment by such customers.

     Section 7.06  Restricted Payments.  The Company will not pay any dividends
                   -------------------
or redeem, retire, purchase or guaranty the value of or make any other acquisition, direct or indirect, of any shares of any class of Capital Stock of the Company, or of any warrants, rights or options to acquire any such Capital Stock, now or hereafter outstanding, except to the extent that the consideration therefor consists solely of shares of stock (including warrants, rights or options relating thereto) of the Company or is approved by the Majority Banks; provided, the Company may: (i) complete the Common Stock Repurchase; (ii)
--------
purchase shares of Common Stock and options to purchase Common Stock out of the proceeds of the $150,000,000 investment in the Company by BOSS II, LLC not required for the Common Stock Repurchase; (iii) repurchase its Common Stock, including Common Stock to be reissued in connection with acquisitions, provided that the aggregate amount of all such repurchase from and after the Effective Date (excluding repurchases permitted by clauses (i) and (ii) above) shall not exceed $50,000,000 plus the aggregate amount of cash paid to acquire shares of
                   ----
Common Stock after the Effective Date that are reissued (or shall be reissued within 180 days of the acquisition thereof) as part of the consideration paid to a seller in connection with an acquisition permitted hereby; (iv) redeem or purchase shares of Company Common Stock or options to purchase Company Common Stock, as the case may be, held by former employees of the Company or any of its Subsidiaries following the termination of their employment (by death, disability or otherwise), provided that (x) the only consideration paid by the Company in
               --------
respect of such redemptions and/or purchases shall be cash, forgiveness of liabilities and/or Shareholder Subordinated Notes, (y) the sum of (A) the aggregate amount paid by the Company in cash in respect of all such redemptions and/or purchases plus (B) the aggregate amount of liabilities so forgiven plus
(C) the aggregate amount of' all cash principal and interest payments made on Shareholder Subordinated Notes, in each case after the Effective Date, shall not exceed $10,000,000, and (z) at the time of any cash payment or forgiveness of liabilities permitted to be made pursuant to this Section 7.06(iv), including any cash payment under a Shareholder Subordinated Note, no Default or Event of Default shall then exist or result therefrom; (v) so long as no Default or Event of Default exists or would result therefrom, pay regularly accruing cash dividends on Preferred Stock, with such dividends to be paid in accordance with the terms of the respective statement of designation therefor, but not otherwise; and (vi) pay cash in lieu of fractional shares of Common Stock issued in connection with a conversion of Preferred Stock into Common Stock in accordance with the relevant provisions of the statement of designation therefor, so long as the aggregate amount of all cash paid pursuant to this clause (vi) does not exceed $75,000 in any calendar year.

Section 7.07  Change in Accounting. The Company will not and will not permit any
              --------------------
Subsidiary to, change its method of accounting except for (a) changes permitted by GAAP in which the Company's auditors concur, (b) changes with respect to any Person (including, without limitation, BOSC) or assets acquired by the Company to conform with the Company's policies and procedures and which are permitted by GAAP or (c) changes required by GAAP. The Company shall advise the Administrative Agent in writing promptly upon making any material change in its method of accounting to the extent same is not disclosed in the financial statements required under Section 6.01 hereof. In the event of any such change,
                          ------------
the Company, the Banks and the

Administrative Agent agree to negotiate amendments to Sections 7.10 through 7.14
                                                      -------------         ----
hereof (and related definitions, if relevant) so as to equitably reflect such changes thereon with the intended result that the criteria for evaluating the financial condition of the Company and its Subsidiaries shall be substantially the same after such changes as before.

     Section 7.08  Certain Indebtedness. The Company will not make, and will not
                   --------------------
permit any of its Subsidiaries to make, after the occurrence and during the continuance of any Event of Default, any prepayments of principal or interest on any other of the Company's Indebtedness, except as may be required thereby and permitted by any applicable subordination and intercreditor agreements.

     Section 7.09  Transactions with Affiliates. The Company will not, directly
                   ----------------------------
or indirectly, engage in any transaction with any Affiliate, including the purchase, sale or exchange of assets or the rendering of any service, except in the ordinary course of business or pursuant to the reasonable requirements of its business and, in each case, upon terms that are no less favorable in all material respects than those which might be obtained in an arm's-length transaction at the time from non-Affiliates provided, that the following shall
                                            --------
in any event be permitted: (i) the Transaction; (ii) intercompany transactions among the Company and its Domestic Subsidiaries; (iii) the payment on the Effective Date of onetime consulting and advisory fees to Apollo Group and its Affiliates in an aggregate amount not to exceed $2,500,000; (iv) the reimbursement of Apollo Group and its Affiliates for its reasonable out-of-pocket expenses incurred in connection with performing management services to the Company and its Subsidiaries or in connection with the Transaction; (v) so long as no Default or Event of Default is then in existence or would result therefrom, the payment to Apollo Group and its Affiliates of management, consulting or investment banking fees as may be approved by senior management of the Borrower in good faith; (vi) customary fees to non-officer directors of the Company and its Subsidiaries; and (vii) the Company and its Subsidiaries may enter into employment arrangements with respect to the procurement of services with their respective officers and employees in the ordinary course of business.

     Section 7.10  Consolidated Net Worth. The Company will not permit its
                   ----------------------
Consolidated Net Worth as of the end of any fiscal quarter to be less than the greater of $650,000,000 or 80% of the amount thereof as reported in the Company's Form 10-Q for its fiscal quarter ending March 31, 2000, plus, in all cases: (a) 100% of the Net Proceeds received from the issuance of any Capital Stock by the Company or any of its Subsidiaries subsequent to the Effective Date at any time during the term hereof, and (b) 50% of the consolidated after tax income (if positive, and without reduction for negative income) of the Company and its Subsidiaries since March 31, 2000 for each fiscal year during the term hereof (including any Subsidiaries acquired subsequent hereto).

     Section 7.11  Funded Debt to Pro Forma EBITDA Ratio. The Company will not
                   -------------------------------------
permit, as of the last day of any fiscal quarter (beginning with the first fiscal quarter ending after the Effective Date), the ratio of its Funded Debt to pro forma EBITDA calculated for the preceding four (4) quarters on a rolling four (4) quarter basis to be greater than 4.00 to 1.0 if measured as of the end of any fiscal quarter ending on or prior to March 31, 2001, 3.75 to 1.00 thereafter through December 31, 2002, or 3.50 to 1.00 thereafter.

     Section 7.12  Senior Debt to Pro Forma EBITDA Ratio. The Company will not
                   -------------------------------------
permit, as of the last day of any fiscal quarter (beginning with the first fiscal quarter ending after the Effective Date), the ratio of Senior Debt to its pro forma EBITDA calculated for the preceding four (4) quarters on a rolling four (4) quarter basis to be greater than 3.00 to 1.00 if measured as of the end of any fiscal quarter ending on or prior to March 31, 2001, 2.75 to 1.00 thereafter through December 31, 2002, or 2.50 to 1.00 thereafter.

     Section 7.13  Capital Expenditures. During any fiscal year during the term
                   --------------------
hereof, the Company will not permit non-acquisition related consolidated Capital Expenditures (including Capitalized Lease Obligations but excluding Janitorial Equipment) to be greater than the greater of $60,000,000 or six percent (6%) of Consolidated Net Worth as of the end of such fiscal year.

     Section 7.14  Fixed Charge Coverage Ratio. The Company will not permit, as
                   ---------------------------
of the last day of any fiscal quarter (beginning with the first fiscal quarter ending after the Effective Date), the ratio of (a) pro forma EBITDA calculated for the preceding four (4) quarters on a rolling four (4) quarter basis, to (b) the sum of (without duplication): (i)(A) cash interest expense net of interest income, (B) scheduled amortization of principal of the Term Loans and any other amortizing loans and scheduled payments in respect of Capitalized Lease Obligations, and (C) mandatory cash dividends paid on Preferred Stock, all calculated for the preceding four (4) quarters on a rolling four quarter basis, plus (ii) 1/7th of the average of Revolving Loan Advances outstanding under this Agreement during such period, to be less than 1.40 to 1.0, as of the end of any fiscal quarter.

     Section 7.15  Limitations on Acquisitions. The Company will not and will
                   ---------------------------
not permit any Subsidiary to acquire any Person or business; provided, however
                                                             --------  -------
that:

     (a) Subject to the provisions of this Section 7.15 and the requirements contained in the definition of Permitted Acquisition, the Company and any of its Wholly-Owned Domestic Subsidiaries may from time to time effect Permitted Acquisitions, so long as (in each case except to the extent the Majority Banks otherwise specifically agree in writing in the case of a specific Permitted Acquisition): (i) no Default or Event of Default shall be in existence at the time of the consummation of the proposed Permitted Acquisition or immediately after giving effect thereto; and (ii) the Company shall have given the Administrative Agent and the Banks at least five Business Days' prior written notice of the proposed Permitted Acquisition if the total aggregate cash consideration payable (or assumed, in the case of assumed Indebtedness) exceeds $50,000,000, such notice to include calculations by the Company demonstrating compliance with the covenants contained in Sections 7.10, 7.11, 7.12 and 7.14
                                           ----------------------------------
for the period of four consecutive fiscal quarters (taken as one accounting period) most recently ended prior to the date of such Permitted Acquisition (each, a "Calculation Period"), on a pro forma basis as if the respective Permitted Acquisition (as well as all other Permitted Acquisitions theretofore consummated after the first day of such Calculation Period) had occurred on the first day of such Calculation Period;

     (b) Within forty-five (45) days of each Permitted Acquisition involving the creation or acquisition of a Subsidiary, or the acquisition of Capital Stock of any Person that constitutes a Domestic Subsidiary or a first tier Foreign Subsidiary, all Capital Stock (or 66% in the case of a first tier Foreign Subsidiary) thereof created or acquired in connection with such Permitted Acquisition shall be pledged for the benefit of the Banks pursuant to the Pledge Agreement in accordance with Section 6.09;

     (c) The Company shall cause each Subsidiary which is formed to effect, or is acquired pursuant to, a Permitted Acquisition to comply with, and to execute and deliver, all of the documentation required by, Section 6.09 to
                                                           ------------
the satisfaction of the Administrative Agent; and

     (d) The consummation of each Permitted Acquisition shall be deemed to be a representation and warranty by the Company that the certifications by the Company (or by one or more of its Responsible Officers) pursuant to Section
                                                                    -------
7.15(a) are true and correct and that all conditions thereto have been satisfied
-------
and that same is permitted in accordance with the terms of this Agreement, which representation and warranty shall be deemed to be a representation and warranty for all purposes hereunder, including, without limitation, Sections 4.01 and
                                                           -------------
9.01.
----

     Section 7.16  Subordinated Debt.
                   -----------------

     (a) The Company will not make any optional payment, prepayment or redemption of any Indebtedness permitted under Section 7.03(o) or (p) except in
                                               ----------------------
     connection with a refinancing otherwise permitted herein.

     (b) The Company will not amend or obtain or grant a waiver of any provision of (i) the Indentures, or (ii) any subordinated Indebtedness listed on
Schedule 7.03(b) or any agreement or arrangement in respect thereof, except
----------------
for amendments and waivers that are not to the material detriment of the Banks.

                                 ARTICLE VIII
                                   GUARANTY
                                   --------

     Section 8.01  Guaranty. In consideration of, and in order to induce the
                   --------
Banks to make the Loans hereunder, the Guarantors hereby absolutely, unconditionally and irrevocably, jointly and severally guarantee the punctual payment and performance when due, whether at stated maturity, by acceleration or otherwise, of the Obligations, and all other obligations and covenants of the Company now or hereafter existing under this Agreement, the Notes and the other Loan Documents whether for principal, interest (including interest accruing or becoming owing both prior to and subsequent to the commencement of any proceeding against or with respect to the Company under any chapter of the Bankruptcy Code), Fees, commissions, expenses (including reasonable attorneys' fees and expenses) or otherwise, and all reasonable costs and expenses, if any, incurred by the Administrative Agent or any Bank in connection with enforcing any rights under this Guaranty (all such obligations being the "Guaranteed Obligations"), and agree to pay any and all reasonable expenses incurred by each Bank and the Administrative Agent in enforcing this Guaranty; provided that notwithstanding anything contained herein or in any of the Loan Documents to the contrary, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed such Guarantor's Maximum Guaranteed Amount, and provided further, each Guarantor shall be unconditionally required to pay all amounts demanded of it hereunder prior to any determination of such Maximum Guaranteed Amount and the recipient of such payment, if so required by a final non-appealable order of a court of competent jurisdiction, shall then be liable for the refund of any excess amounts. If any such rebate or refund is ever required, all other Guarantors (and the Company) shall be fully liable for the repayment thereof to the maximum extent allowed by applicable law. This Guaranty is an absolute, unconditional, present and continuing guaranty of payment and not of collectibility and is in no way conditioned upon any attempt to collect from the Company or any other action, occurrence or circumstance whatsoever. Each Guarantor agrees that the Guaranteed Obligations may at any time and from time to time exceed the Maximum Guaranteed Amount of such Guarantor without impairing this Guaranty or affecting the rights and remedies of the Banks hereunder.

     Section 8.02  Continuing Guaranty. Each Guarantor guarantees that the
                   -------------------
Guaranteed Obligations will be paid strictly in accordance with the terms of this Agreement, the Notes and the other Loan Documents. Each Guarantor agrees that the Guaranteed Obligations and Loan Documents may be extended or renewed, and Loans repaid and reborrowed in whole or in part, without notice to or assent by such Guarantor, and that it will remain bound upon this Guaranty notwithstanding any extension, renewal or other alteration of any Guaranteed Obligations or Loan Documents, or any repayment and reborrowing of Loans. To the maximum extent permitted by applicable law, the obligations of each Guarantor under this Guaranty shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms hereof under any circumstances whatsoever, including:

     (a) any extension, renewal, modification, settlement, compromise, waiver or release in respect of any Guaranteed Obligations;

     (b) any extension, renewal, amendment, modification, rescission, waiver or release in respect of any Loan Documents;

     (c) any release, exchange, substitution, non-perfection or invalidity of, or failure to exercise rights or remedies with respect to, any direct or indirect security for any Guaranteed Obligations, including the release of any Guarantor or other Person liable on any Guaranteed Obligations;

     (d) any change in the corporate existence, structure or ownership of the Company, any Guarantor, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Company, such Guarantor, any other Guarantor or any of their respective assets;

     (e) the existence of any claim, defense, set-off or other rights or remedies which such Guarantor at any time may have against the Company, or the Company or such Guarantor may have at any time against the Administrative Agent, any Bank, any other Guarantor or any other Person, whether in connection with this Guaranty, the Loan Documents, the transactions contemplated thereby or any other transaction other than by the payment in full by the Company of the Guaranteed Obligations after the termination of the Commitments of the Banks;

     (f) any invalidity or unenforceability for any reason of this Agreement or other Loan Documents, or any provision of law purporting to prohibit the payment or performance by the

Company, such Guarantor or any other Guarantor of the Guaranteed Obligations or Loan Documents, or of any other obligation to the Administrative Agent or any Bank; or

     (g) any other circumstances or happening whatsoever, whether or not similar to any of the foregoing.

     Section 8.03  Effect of Debtor Relief Laws. If after receipt of any payment
                   ----------------------------
of, or proceeds of any security applied (or intended to be applied) to the payment of all or any part of the Guaranteed Obligations, the Administrative Agent or any Bank is for any reason compelled to surrender or voluntarily surrenders (under circumstances in which it believes it could reasonably be expected to be so compelled if it did not voluntarily surrender), such payment or proceeds to any Person (a) because such payment or application of proceeds is or may be avoided, invalidated, declared fraudulent, set aside, determined to be void or voidable as a preference, fraudulent conveyance, fraudulent transfer, impermissible set-off or a diversion of trust funds or (b) for any other similar reason, including (i) any judgment, decree or order of any court or administrative body having jurisdiction over the Administrative Agent, any Bank or any of their respective properties or (ii) any settlement or compromise of any such claim effected by the Administrative Agent or any Bank with any such claimant (including the Company), then the Guaranteed Obligations or part thereof intended to be satisfied shall be reinstated and continue, and this Guaranty shall continue in full force as if such payment or proceeds have not been received, notwithstanding any revocation thereof or the cancellation of any Note or any other instrument evidencing any Guaranteed Obligations or otherwise; and the Guarantors, jointly and severally, shall be liable to pay the Administrative Agent and the Banks, and hereby do indemnify the Administrative Agent and the Banks and hold them harmless for the amount of such payment or proceeds so surrendered and all expenses (including reasonable attorneys' fees, court costs and expenses attributable thereto) incurred by the Administrative Agent or any Bank in the defense of any claim made against it that any payment or proceeds received by the Administrative Agent or any Bank in respect of all or part of the Guaranteed Obligations must be surrendered. The provisions of this paragraph shall survive the termination of this Guaranty, and any satisfaction and discharge of the Company by virtue of any payment, court order or any federal or state law.

     Section 8.04  Waiver of Subrogation. Notwithstanding any payment or
                   ---------------------
payments made by any Guarantor hereunder, or any set-off or application by the Administrative Agent or any Bank of any security or of any credits or claims, no Guarantor will assert or exercise any rights of the Administrative Agent or any Bank or of such Guarantor against the Company to recover the amount of any payment made by such Guarantor to the Administrative Agent or any Bank hereunder by way of any claim, remedy or subrogation, reimbursement, exoneration, contribution, indemnity, participation or otherwise arising by contract, by statute, under common law or otherwise, and such Guarantor shall not have any right of recourse to or any claim against assets or property of the Company, in each case unless and until the Obligations of the Company guaranteed hereby and then due have been fully and finally satisfied. Until such tim e, each Guarantor hereby expressly waives any right to exercise any claim, right or remedy which such Guarantor may now have or hereafter acquire against the Company that arises under this Agreement or any other Loan Document or from the performance by any Guarantor of the Guaranty hereunder including any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification or participation in any claim, right or remedy of the Administrative Agent or any Bank against the Company or any Guarantor, or any security that the Administrative Agent or any Bank now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise. If any amount shall be paid to a Guarantor by the Company or another Guarantor after payment in full of the Obligations, and the Obligations shall thereafter be reinstated in whole or in part and the Administrative Agent or any Bank forced to repay any sums received by any of them in payment of the Obligations, this Guaranty shall be automatically reinstated and such amount shall be held in trust for the benefit of the Administrative Agent and the Banks and shall forthwith be paid to the Administrative Agent to be credited and applied to the Guaranteed Obligations, whether matured or unmatured. The provisions of this paragraph shall survive the termination of this Guaranty, and any satisfaction and discharge of the Company by virtue of any payment, court order or any federal or state law.

     Section 8.05  Subordination. If any Guarantor becomes the holder of any
                   -------------
indebtedness payable by the Company or another Guarantor, each Guarantor hereby subordinates all indebtedness owing to it from the Company or such other Guarantor to all indebtedness of the Company to the Administrative Agent and the Banks, and agrees that during the continuance of any Event of Default and at the request of the Administrative Agent it shall not accept any payment on the same until payment in full of the Obligations of the Company under this Agreement and the other Loan Documents after the termination of the Commitments of the Banks and shall in no circumstance whatsoever attempt to set-off or reduce any obligations hereunder because of such indebtedness. If any amount shall nevertheless be paid in violation of the foregoing to a Guarantor by the Company or another Guarantor prior to payment in full of the Guaranteed Obligations, such amount shall be held in trust for the benefit of the Administrative Agent and the Banks and shall forthwith be paid to the Administrative Agent to be credited and applied to the Guaranteed Obligations, whether matured or unmatured.

     Section 8.06  Waiver. Each Guarantor hereby waives promptness, diligence,
                   ------
notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and waives presentment, demand of payment, notice of intent to accelerate, notice of dishonor or nonpayment and any requirement that the Administrative Agent or any Bank institute suit, collection proceedings or take any other action to collect the Guaranteed Obligations, including any requirement that the Administrative Agent or any Bank protect, secure, perfect or insure any Lien against any property subject thereto or exhaust any right or take any action against the Company or any other Person or any collateral (it being the intention of the Administrative Agent, the Banks and each Guarantor that this Guaranty is to be a guaranty of payment and not of collection). It shall not be necessary for the Administrative Agent or any Bank, in order to enforce any payment by any Guarantor hereunder, to institute suit or exhaust its rights and remedies against the Company, any other Guarantor or any other Person, including others liable to pay any Guaranteed Obligations, or to enforce its rights against any security ever given to secure payment thereof. Each Guarantor hereby expressly waives to the maximum extent permitted by applicable law each and every right to which it may be entitled by virtue of the suretyship laws of the State of Texas, including any and all rights it may have pursuant to Rule 31, Texas Rules of Civil Procedure, Section 17.001 of the Texas Civil Practice and Remedies Code and Chapter 34 of the Texas Business and Commerce Code. Each Guarantor hereby waives marshaling of assets and liabilities, notice by the

Administrative Agent or any Bank of any indebtedness or liability to which such Bank applies or may apply any amounts received by such Bank, and of the creation, advancement, increase, existence, extension, renewal, rearrangement or modification of the Guaranteed Obligations. Each Guarantor expressly waives, to the extent permitted by applicable law, the benefit of any and all laws providing for exemption of property from execution or for valuation and appraisal upon foreclosure.

     Section 8.07  Full Force and Effect. This Guaranty is a continuing guaranty
                   ---------------------
and shall remain in full force and effect until all of the Obligations of the Company under this Agreement and the other Loan Documents and all other amounts payable under this Guaranty have been paid in full (after the termination of the Commitments of the Banks). All rights, remedies and powers provided in this Guaranty may be exercised, and all waivers contained in this Guaranty may be enforced, only to the extent that the exercise or enforcement thereof does not violate any provisions of applicable law which may not be waived.

     Section 8.08  Negative Pledge. No Guarantor will create any lien on its
                   ---------------
assets to any other Person during the pendency of this Agreement except for liens that would be permitted by Section 7.04 nor will any of them enter any
                                 ------------
agreement with any Person not to grant liens on or pledge assets to the Administrative Agent, except for restrictions in leases, licenses, purchase money loans and other contracts entered into in the ordinary course of business and limited to the specific property subject to such lease, license, loan or contract.

                                  ARTICLE IX
                         EVENTS OF DEFAULT AND REMEDIES
                         ------------------------------

     Section 9.01  Events of Default. The following events shall constitute
                   -----------------
Events of Default ("Events of Default") hereunder:
                    -----------------

     (a) any installment of principal is not paid when due or any payment of interest or Fees is not paid on the date on which such payment is due and such failure continues for a period of five (5) days; or

     (b) any representation or warranty made or deemed made by the Company or any Subsidiary herein or in any of the Loan Documents or other document, certificate or financial statement delivered in connection with this Agreement or any other Loan Document shall prove to have been incorrect in any material respect when made or deemed made or reaffirmed, as the case may be; or

     (c) the Company or any Subsidiary shall fail to perform or observe any duty or covenant contained in Article VI of this Agreement or in any of the
                              ----------
other Loan Documents and such failure continues for a period of thirty (30) days after notice from the Administrative Agent or shall fail to perform or observe any covenant contained in Article VIII of this Agreement; or
                          ------------

     (d) the Company or any Subsidiary shall fail to make (whether as primary obligor or as guarantor or other surety) any principal payment of or interest or premium, if any, on any instrument of Indebtedness in excess of $10,000,000 outstanding beyond any period of grace provided with respect thereto or shall fail to duly observe, perform or comply with any agreement with any Person or any term or condition of any instrument of Indebtedness in excess of $10,000,000, if the effect of such failure is to cause, or to permit the holder or holders to cause, such obligations to become due prior to any stated maturity; or

     (e) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) relief in respect of the Company or any Significant Subsidiary, or of a substantial part of the property or assets of the Company or any Significant Subsidiary, under Title 11 of the United States Code, as now or hereafter in effect, or any successor thereto (the "Bankruptcy Code"), or any other federal or state
                        ---------------
 bankruptcy, insolvency, receivership or similar law, (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Company or any Significant Subsidiary diary or for a substantial part of the property or assets of the Company or any Significant Subsidiary or (iii) the winding-up or liquidation of the Company or any Significant Subsidiary; and such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered; or

     (f) the Company or any Significant Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking relief under the Bankruptcy Code or any other federal or state bankruptcy, insolvency, receivership or similar law, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in clause (e) above, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Company or any Significant Subsidiary or for a substantial part of the property or assets of the Company or any Significant Subsidiary, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors,
(vi) become unable, or admit in writing its inability or fail generally, to pay its debts as they become due or (vii) take any action for the purpose of effecting any of the foregoing; or

     (g) any Loan Document shall become or be deemed to be unenforceable in any material respect except as permitted herein; or

     (h) a judgment or order, which with other outstanding judgments and orders against the Company and its Significant Subsidiaries equal or exceed $10,000,000 in the aggregate (to the extent not covered by insurance as to which the respective insurer has acknowledged coverage), shall be entered against the Company or any Significant Subsidiary and (i) within 30 days after entry thereof such judgment shall not have been paid or discharged or execution thereof stayed pending appeal or, within 30 days after the expiration of any such stay, such judgment shall not have been paid or discharged or (ii) any enforcement proceeding shall have been commenced (and not stayed) by any creditor or upon such judgment; or

     (i) any Plan shall incur an accumulated funding deficiency (as defined in Section 412 of the Code or Section 302 of ERISA) which (individually or collectively) exceeds $10,000,000, whether or not waived, or a waiver in excess of $10,000,000 of the minimum funding standard or material extension of any amortization period is sought or granted under Section 412 of the Code with respect to a Plan; any proceeding shall have occurred or is reasonably likely to occur by the PBGC under Section 4069(a) of ERISA to impose liability on the Company, any Subsidiary or an ERISA Affiliate which (individually or collectively) exceeds $10,000,000; any required contribution to a Plan or Multiemployer Plan in excess of $10,000,000 shall not have been made within 15 days of the date such contribution is due; or the Company, any Subsidiary or any ERISA Affiliate has incurred or is reasonably likely to incur a liability to or on account of a Plan or Multiemployer Plan under Section 515, 4062, 4063, 4201 or 4204 of ERISA, and there shall result (individually or collectively) from any such event or events a material risk of either (i) the imposition of a Lien(s) upon, or the granting of a security interest(s) in, the assets of the Company, any Subsid iary and/or an ERISA Affiliate securing an amount(s) equal to or exceeding $10,000,000, or (ii) the Company, any Subsidiary and/or an ERISA Affiliate incurring a liability(ies) or obligation(s) with respect thereto equal to or exceeding $10,000,000; or

     (j)  a Change of Control shall occur.

     Section 9.02  Primary Remedies. In any such event, and at any time after
                   ----------------
the occurrence of any of the above described events, the Administrative Agent, if directed by the Majority Banks, shall by written notice to the Company (a "Notice of Default") take any or all of the following actions (without prejudice
 -----------------
to the rights of any Bank to enforce any other rights it may have against the Company, provided that, if an Event of Default specified in Section 9.01(e) or
         --------                                           ---------------
Section 9.01(f) shall occur, the following shall occur automatically without the
---------------
giving of any Notice of Default): (a) declare the Commitments terminated, whereupon the Commitments shall forthwith terminate immediately and any Commitment Fee and any other owing and unpaid Fee shall forthwith become due and payable without any other notice of any kind; (b) declare the principal of and any accrued and unpaid interest in respect of all Advances, and all obligations owing hereunder, to be, whereupon the same shall become, forthwith due and payable without presentment, demand, notice of demand or of dishonor and non-payment, protest, notice of protest, notice of intent to accelerate, declaration or notice of acceleration or any other notice of any kind (except as herein provided), all of which are hereby waived by the Company; (c) set off any assets or money of the Company or any Guarantor in its or any Bank's possession against the Obligations (and thereafter in accordance with Section 11.06); and (d)
                                                   -------------
exercise any rights or remedies under any of the Loan Documents or under any applicable state or federal law.

     Section 9.03  Other Remedies. Upon the occurrence and during the
                   --------------
continuance of any Event of Default, the Administrative Agent may proceed to protect and enforce its and the Banks' rights, either by suit in equity or by action at law or both, whether for the specific performance of any covenant or agreement contained in this Agreement or in any other Loan Document or in aid of the exercise of any power granted in this Agreement or in any other Loan Document; or may proceed to enforce the payment of all amounts owing to the Banks under the Loan Documents and any accrued and unpaid interest thereon in the manner set forth herein or therein; it being intended that no remedy conferred herein or in any of the other Loan Documents is to be exclusive of any other remedy, and each and every remedy contained herein or in any other Loan Document shall be cumulative and shall be in addition to every other remedy given hereunder and under the other Loan Documents or now or hereafter existing at law or in equity or by statute or otherwise.

     Section 9.04  Cash Collateral. If an Event of Default shall have occurred
                   ---------------
and be continuing, the Company shall, if requested by the Administrative Agent or the Majority Banks, pledge to the Administrative Agent as security for the Obligations, pursuant to agreements in form and substance satisfactory to the Administrative Agent, an amount in immediately available funds equal to the then outstanding Letter of Credit Liabilities, such funds to be held in a cash collateral account by the Administrative Agent without any right of withdrawal by the Company.

                                   ARTICLE X
                            THE ADMINISTRATIVE AGENT
                            ------------------------

     Section 10.01  Authorization and Action. Each Bank hereby irrevocably
                    ------------------------
appoints and authorizes the Administrative Agent to act on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are specifically delegated to or required of the Administrative Agent by the terms hereof, together with such powers as are reasonably incidental thereto. The Administrative Agent may perform any of its duties hereunder by or through its agents and employees. The duties of the Administrative Agent shall be mechanical and administrative in nature; the Administrative Agent shall not have by reason of this Agreement or any other Loan Documents a fiduciary relationship in respect of any Bank; and nothing in this Agreement or any other Loan Document, expressed or implied, is intended to, or shall be so construed as to, impose upon the Administrative Agent any obligations in respect of this Agreement or any other Loan Document except as expressly set forth herein or therein. As to any matters not expressly provided for by this Agreement, the Notes or the other Loan Documents (including enforcement or collection of the Notes), the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Majority Banks, and such instructions shall be binding upon the Banks and all holders of Notes and the Obligations; provided that the Administrative Agent
                                          --------
shall not be required to take any action which exposes the Administrative Agent to personal liability and shall not be required or entitled to take any action which is contrary to any of the Loan Documents or applicable law.

     Section 10.02  Administrative Agent's Reliance.
                    -------------------------------

     (a) Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be liable to the Banks for any action taken or omitted to be taken by it or them under or in connection with this Agreement, the Notes or any of the other Loan Documents (i) with the consent or at the request of the Majority Banks or (ii) in the absence of its or their own gross negligence or willful misconduct, it being the express intention of the parties hereto that the Administrative Agent and its directors, officers, agents and employees shall have no liability to the Banks for actions and omissions under this Section resulting from the Administrative Agent's sole ordinary or contributory negligence.

     (b) Without limitation of the generality of the foregoing, the Administrative Agent: (i) may treat the payee of each Note and the Obligations as the holder thereof until the Administrative Agent receives written notice of the assignment or transfer thereof signed by such payee and in form satisfactory to the Administrative Agent; (ii) may consult with legal counsel (including counsel for the Company), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (iii) makes no warranty or representation to any Bank and shall not be responsible to any Bank for any statements, warranties or representations made in or in connection with this Agreement, any Note or any other Loan Document;
(iv) except as otherwise expressly provided herein, shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement, any Note or any other Loan Document or to inspect the property (including the books and records) of the Company; (v) shall not be responsible to any Bank for the due execution, legality, validity, enforceability, collectibility, genuineness, sufficiency or value of this Agreement, any Note, any other Loan Document or any other instrument or document furnished pursuant hereto or thereto; (vi) shall not be responsible to any Bank for the perfection or priority of any Lien securing the Obligations; and (vii) shall incur no liability to the Banks under or in respect of this Agreement, any Note or any other Loan Document by acting upon any notice, consent, certificate or other instrument or writing (which may be by telegram, telecopier or cable) reasonably believed by it to be genuine and signed or sent by the proper party or parties.

     Section 10.03  Administrative Agent and Affiliates; Bank of America and
                    --------------------------------------------------------
Affiliates.  Without limiting the right of any other Bank to engage in any
----------
business transactions with the Company or any of its Affiliates, with respect to their Commitments, the Loans made by them and the Notes issued to them, Bank of America and each other Bank who may become the Administrative Agent shall have the same rights and powers under this Agreement and its Notes as any other Bank and may exercise the same as though it was not the Administrative Agent; and the term "Bank" or "Banks" shall, unless otherwise expressly indicated, include Bank of America and any such other Bank, in their individual capacities. Bank of America, each other Person who becomes the Administrative Agent and their respective Affiliates may be engaged in, or may hereafter engage in, one or more loan, letter of credit, leasing or other financing activity not the subject of this Agreement (collectively, the "Other Financings") with the Company, any
                                   ----------------
Subsidiary or any of its Affiliates, or may act as trustee on behalf of, or depositary for, or otherwise engage in other business transactions with the Company, any Subsidiary or any of its Affiliates (all Other Financings and other such business transactions being collectively, the "Other Activities") with no
                                                    ----------------
responsibility to account therefor to the Banks. Without limiting the rights and remedies of the Banks specifically set forth herein, no other Bank by virtue of being a Bank hereunder shall have any interest in (a) any Other Activities, (b) any present or future guaranty by or for the account of the Company not contemplated or included herein, (c) any present or future offset exercised by the Administrative Agent in respect of any such Other Activities, (d) any present or future property taken as security for any such Other Activities or
(e) any property now or hereafter in the possession or control of the Administrative Agent which may be or become security for the Obligations of the Company hereunder and under the Notes by reason of the general description of indebtedness secured, or of property contained in any other agreements, documents or instruments related to such Other Activities; provided, however,
                                                           --------  -------
that if any payment in respect of such guaranties or such property or the proceeds thereof shall be applied to reduction of the Obligations evidenced hereunder and by the Notes, then each Bank shall be entitled to share in such application according to its pro rata portion of such Obligations.

     Section 10.04  Banks' Credit Decision.  Each Bank acknowledges and agrees
                    ----------------------
that it has, independently and without reliance upon the Administrative Agent or any other Bank and based on the financial statements referred to in Section 5.07
                                                                    ------------
and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Bank also acknowledges and agrees that it will, independently and without reliance upon the Administrative Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents.

     Section 10.05  Administrative Agent's Indemnity.
                    --------------------------------

     (a) The Administrative Agent shall not be required to take any action hereunder or to prosecute or defend any suit in respect of this Agreement, the Notes or any other Loan Document unless indemnified to the Administrative Agent's satisfaction by the Banks against loss, cost, liability and expense. If any indemnity furnished to the Administrative Agent shall become impaired, it may call for additional indemnity and cease to do the acts indemnified against until such additional indemnity is given. In addition, the Banks agree to indemnify the Administrative Agent (to the extent not reimbursed by the Company), ratably according to the respective aggregate principal amounts of the Notes then held by each of them (or if no Notes are at the time outstanding, ratably according to the respective amounts of the Commitments), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Administrative Agent in any way relating to or arising out of this Agreement or any action taken or omitted by the Administrative Agent under this Agreement, the Notes and the other Loan Documents. Without limitation of the foregoing, each Bank agrees to reimburse the Administrative Agent promptly upon demand for its ratable share of any out-of-pocket expenses (including reasonable counsel fees) incurred by the Administrative Agent in connection with the preparation, execution, administration, or enforcement of, or legal advice in respect of rights or responsibilities under, this Agreement, the Notes and the other Loan Documents to the extent that the Administrative Agent is not reimbursed for such expenses by the Company. The provisions of this Section shall survive the termination of this Agreement, the payment of the Obligations and/or the assignment of any of the Notes.

     (b) Notwithstanding the foregoing, no Bank shall be liable under this Section to the Administrative Agent for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements due to the Administrative Agent resulting from the Administrative Agent's gross negligence or willful misconduct. Each Bank agrees, however, that it expressly intends, under this Section, to indemnify the Administrative Agent ratably as aforesaid for all such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements arising out of or resulting from the Administrative Agent's sole ordinary or contributory negligence.

     Section 10.06  Successor Administrative Agent.  The Administrative Agent
                    ------------------------------
may resign at any time by giving written notice thereof to the Banks and the Company and may be removed as Administrative Agent under this Agreement, the Notes and the other Loan Documents at any time with or without cause by the Majority Banks. Upon any such resignation or removal, the Majority Banks shall have the right to appoint a successor Administrative Agent with the approval of the Company (so long as no Default or Event of Default then exists), which shall not be unreasonably withheld. If no successor Administrative Agent shall have been so appointed by the Majority Banks, and shall have accepted such appointment, within 30 calendar days after the retiring Administrative Agent's giving of notice of resignation or the Majority Banks' removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of the Banks, appoint a successor Administrative Agent with the approval of the Company (so long as no Default or Event of Default then exists), which shall not be unreasonably withheld, which shall be a commercial bank organized under the laws of the United States of America or of any state thereof and having a combined capital and surplus of at least $50,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder and under the Notes and the other Loan Documents by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement, the Notes and the other Loan Documents. After any retiring Administrative Agent's resignation or removal as Administrative Agent hereunder and under the Notes and the other Loan Documents, the provisions of this Article X shall inure to its
                                                 ---------
benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement, the Notes and the other Loan Documents.

     Section 10.07  Notice of Default.  The Administrative Agent shall not be
                    -----------------
deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Administrative Agent shall have received notice from a Bank or the Company referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default." If the Administrative Agent receives such notice, the Administrative Agent shall give notice thereof to the Banks; provided, however, if such notice is received
                                  --------  -------
from a Bank, the Administrative Agent also shall give notice thereof to the Company. The Administrative Agent shall be entitled to take action or refrain from taking action with respect to such Default or Event of Default as provided in Section 10.01 and Section 10.02.
   -------------     -------------

                                  ARTICLE XI
                                 MISCELLANEOUS
                                 -------------

     Section 11.01  Amendments.  No amendment or waiver of any provision of this
                    ----------
Agreement, any Note or any other Loan Document (other than Interest Rate Protection Agreements, amendments and waivers of which are governed separately thereby), nor consent to any departure by the Company herefrom or therefrom, shall in any event be effective unless the same shall be in writing and signed by the Company, as to amendments, and by the Majority Banks in all cases, and then, in any case, such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided no such
                                                                --------
amendment, waiver or consent shall be effective unless signed by all of the Banks if it would result in (a) increases in the commitment of such Banks, (b) reductions of principal, interest, or fees, (c) extensions of scheduled maturities or times for payment, (d) releases of all or substantially all of the Collateral, (e) releases of the Guarantors or (f) a change to this Section 11.01
                                                                   -------------
or the definition of Majority Banks; except, with respect to clauses (d) and
(e),
for releases in connection with permitted asset sales (including Approved Securitizations) where the Administrative Agent may release the affected guaranty, assets or Accounts without Bank approval. Releases of Collateral as part of an asset sale that is not currently permitted by Section 7.02 but which
                                                         ------------
does not constitute a release of all or substantially all of the Collateral shall require approval of Majority Banks. Further, no provisions of Article III
                                                                    -----------
or Article X or other terms affecting the Administrative Agent or the Issuing
   ---------
Bank may be changed without the consent of said Administrative Agent or the Issuing Bank as appropriate.

     Section 11.02  Notices.  Except with respect to telephone notifications
                    -------
specifically permitted pursuant to Article II, all notices, consents, requests,
                                   ----------
approvals, demands and other communications provided for herein shall be in writing (including telecopy communications) and mailed (by certified mail, return receipt requested), telecopied, sent by overnight courier or delivered:

     (a)  If to the Company and the Guarantors:

                    Group Maintenance America Corp.
                    8 Greenway Plaza
                    Suite 1500
                    Houston, Texas 77046
                    Telephone No.: (713) 860-0100
                    Telecopy No:   (713) 626-4766
                    Attention:     Chief Financial Officer

     (b)  If to the Administrative Agent:
                    Bank of America, N.A.
                    901 Main Street, 14/th/ Floor
                    Dallas, Texas 75202
                    Telephone No.: (214) 209-9177
                    Telecopy No:   (214) 209-2515
                    Attention:     Theresa Belk

or, in the case of any party hereto, such other address or telecopy number as such party may hereafter specify for such purpose by notice to the other parties.

     (c) If to any Bank, to the address shown on the signature page hereof or specified by such Bank (or the Administrative Agent on behalf of any Bank) to the Company.

     All communications shall, when mailed, telecopied or delivered, be effective when mailed by certified mail, return receipt requested to any party at its address specified above, or telecopied to any party to the telecopy number set forth above, or delivered personally to any party at its address specified above; provided that communications to the Administrative Agent
                 --------
pursuant to Article II shall not be effective until actually received by the
            ----------
Administrative Agent, and provided, further, that communications sent by
                          --------  -------
telecopy after 5:00 p.m., Dallas, Texas time, shall be effective on the next succeeding business day.

     Section 11.03  No Waiver; Remedies.  No failure on the part of any Bank or
                    -------------------
the Administrative Agent to exercise, and no delay in exercising, any right hereunder, under any Note or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, or any abandonment or discontinuance of any steps to enforce such right, preclude any other or further exercise thereof or the exercise of any other right. No notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances. The remedies herein are cumulative and not exclusive of any other remedies provided by law, at equity or in any other agreement.

     Section 11.04  Costs and Expenses.  The Company agrees to pay on demand:
                    ------------------
(a) all reasonable out-of-pocket costs and expenses of the Administrative Agent, the Syndication Agent and the Co-Lead Arrangers and Co-Book Managers in connection with the preparation, delivery, sale and syndication of this Agreement, the Notes, the other Loan Documents and the other documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities under this Agreement, the Notes and the other Loan Documents, and any modification, supplement or waiver of any of the terms of this Agreement or any other Loan Document, (b) all reasonable out-of-pocket costs and expenses of any Bank including reasonable legal fees and expenses, in connection with the enforcement of this Agreement, the Notes and the other Loan Documents and (c) reasonable costs and expenses incurred in connection with third party professional services reasonably required by the Administrative Agent such as appraisers, environmental consultants, accountants or similar Persons, provided that, prior
                                                           --------
to any Event of Default hereunder, the Administrative Agent will first obtain the consent of the Company to such expense, which consent shall not be unreasonably withheld. Without prejudice to the survival of any other obligations of the Company hereunder and under the Notes, the obligations of the Company under this Section shall survive the termination of this Agreement or the replacement of the Administrative Agent and each assignment of the Notes.

     Section 11.05  Release and Indemnity.
                    ---------------------

     (a) The Company shall and hereby does indemnify the Administrative Agent, the Syndication Agent and the Co-Lead Arrangers and Co-Book Managers and each Bank and each Affiliate thereof and their respective directors, officers, employees and agents from, and hold each of them harmless against, any and all losses, liabilities, claims or damages (including reasonable legal fees and expenses) to which any of them may become subject, insofar as such losses, liabilities, claims or damages arise out of or result from any actual or proposed use by the Company of the proceeds of any extension of credit hereunder or any investigation, litigation or other proceeding (including any threatened investigation or proceeding) relating to the foregoing or any of the other Loan Documents, and the Company shall reimburse each Bank and each Affiliate thereof and their respective directors, officers, employees and agents, upon demand for any expenses (including legal fees) reasonably incurred in connection with any such investigation or proceeding; but excluding any such losses, liabilities, claims, damages or expenses incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified (the "Indemnified
                                                         -----------
Obligations").
-----------

     (b) Without limiting any provision of this Agreement, it is the express intention of the parties hereto that each Person to be indemnified hereunder shall be indemnified and held harmless against any and all Indemnified Obligations arising out of or resulting from the ordinary sole or contributory negligence of such Person or imposed upon said party under any theory of strict liability. Without prejudice to the survival of any other obligations of the Company hereunder and under the other Loan Documents, the obligations of the Company under this Section shall survive the termination of this Agreement and the other Loan Documents and the payment of the Obligations or the assignment of the Notes.

     Section 11.06  Right of Setoff.  Without limiting the remedies provided for
                    ---------------
in Article IX, each Bank is hereby authorized at any time and from time to time,
   ----------
after acceleration of the Obligations after the occurrence of an Event of Default to the fullest extent permitted by law, to set off and apply any and all deposits held and other indebtedness owing by such Bank, or any branch, subsidiary or Affiliate, to or for the credit or the account of the Company or any Guarantor against any and all the Obligations of the Company or any Guarantor now or hereafter existing under this Agreement and the other Loan Documents and other obligations of the Company or any Guarantor held by such Bank, irrespective of whether or not such Bank shall have made any demand under this Agreement, its Note or the Obligations and although the Obligations may be unmatured. Each Bank agrees promptly to notify the Company or Guarantors as the case may be, after any such set-off and application made by such Bank, provided,
                                                                       --------
that failure to give such notice shall not affect the validity of such set-off and application. The rights of each Bank under this Section are in addition to other rights and remedies (including other rights of setoff) which such Bank may have.

     Section 11.07  Governing Law.  This Agreement, all Notes, the other Loan
                    -------------
Documents and all other documents executed in connection herewith shall be deemed to be contracts and agreements executed by the Company and each Bank under the laws of the State of Texas and of the United States of America and for all purposes shall be construed in accordance with, and governed by, the laws of said state and of the United States of America. Without limitation of the foregoing, nothing in this Agreement, or in the Notes or in any other Loan Document shall be deemed to constitute a waiver of any rights which any Bank may have under applicable federal legislation relating to the amount of interest which such Bank may contract for, take, receive or charge in respect of the Loan and the Loan Documents, including any right to take, receive, reserve and charge interest at the rate allowed by the law of the state where any Bank is located. The Administrative Agent, each Bank and the Company further agree that insofar as the provisions of Texas Finance Code, Chapter 303, as amended, are applicable to the determination of the Highest Lawful Rate with respect to the Notes and the Obligations hereunder and under the other Loan Documents, the weekly rate ceiling of such Article, as described in Article 1D.003 of the Texas Credit Title, shall be applicable; provided, however, that to the extent permitted by
                            --------  -------
such Article, the Administrative Agent may from time to time by notice to the Company revise the election of such interest rate ceiling as such ceiling affects the then current or future balances of the Loans. The provisions of the Texas Finance Code, Chapter 346 do not apply to this Agreement, any Note issued hereunder or the other Loan Documents.

     Section 11.08  Interest.  Each provision in this Agreement and each other
                    --------
Loan Document is expressly limited so that in no event whatsoever shall the amount paid, or otherwise agreed to be paid, to the Administrative Agent or any Bank, or charged, contracted for, reserved, taken or received by the Administrative Agent or any Bank, for the use, forbearance or detention of the money to be loaned under this Agreement or any Loan Document or otherwise (including any sums paid as required by any covenant or obligation contained herein or in any other Loan Document which is for the use, forbearance or detention of such money), exceed that amount of money which would cause the effective rate of interest to exceed the Highest Lawful Rate, and all amounts owed under this Agreement and each other Loan Document shall be held to be subject to reduction to the effect that such amounts so paid or agreed to be paid, charged, contracted for, reserved, taken or received which are for the use, forbearance or detention of money under this Agreement or such Loan Document shall in no event exceed that amount of money which would cause the effective rate of interest to exceed the Highest Lawful Rate. Anything in any Note or any other Loan Document to the contrary notwithstanding, the Company shall not be required to pay unearned interest on any Note and the Company shall not be required to pay interest on the Obligations at a rate in excess of the Highest Lawful Rate, and if the effective rate of interest which would otherwise be payable under such Note and such Loan Documents would exceed the Highest Lawful Rate, or if the holder of such Note shall receive any unearned interest or shall receive monies that are deemed to constitute interest which would increase the effective rate of interest payable by the Company under such Note and the other Loan Documents to a rate in excess of the Highest Lawful Rate, then (a) the amount of interest which would otherwise be payable by the Company shall be reduced to the amount allowed under applicable law and (b) any unearned interest paid by the Company or any interest paid by the Company in excess of the Highest Lawful Rate shall in the first instance be credited on the principal of the Obligations of the Company (or if all such Obligations shall have been paid in full, refunded to the Company). It is further agreed that, without limitation of the foregoing, all calculations of the rate of interest contracted for, reserved, taken, charged or received by any Bank under the Notes and the Obligations and under the other Loan Documents are made for the purpose of determining whether such rate exceeds the Highest Lawful Rate, and shall be made, to the extent permitted by usury laws applicable to such Bank, by amortizing, prorating and spreading in equal parts during the period of the full stated term of the Notes and this Agreement all interest at any time contracted for, charged or received by such Bank in connection therewith. Furthermore, in the event that the maturity of any Note or other obligation is accelerated or in the event of any required or permitted prepayment, then such consideration that constitutes interest under applicable law may never include more than the maximum amount allowed by applicable law and excess interest, if any, provided for in this Agreement, any Note or otherwise shall be canceled automatically as of the date of such acceleration or prepayment and, if theretofore paid, shall be refunded to the Company.

     Section 11.09  Survival of Representations and Warranties.  All
                    ------------------------------------------
representations, warranties and covenants contained herein or made in writing by the Company in connection herewith and the other Loan Documents shall survive the execution and delivery of this Agreement, the Notes and the other Loan Documents and the termination of the Commitments of the Banks and will bind and inure to the benefit of the respective successors and assigns of the parties hereto, whether so expressed or not, provided that the Commitments of the Banks
                                     --------
subject to Section 11.10 shall not inure to the benefit of any successor or assign of the Company.

     Section 11.10  Successors and Assigns; Participations.
                    --------------------------------------

     (a) Subject to the further provisions of this Section 11.10, all covenants, promises and agreements by or on behalf of the Company or the Banks that are contained in this Agreement shall bind and inure to the benefit of their respective permitted successors and assigns. The Company may not assign or transfer any of its rights or obligations hereunder.

     (b) Any of the Banks may sell participations to one or more banks, financial institutions or other investors of all or a portion of its rights and obligations under this Agreement and the other Loan Documents (including all or a portion of its Commitments (or any of them), the Advances (or any of them) and the Obligations of the Company owing to it and the Notes); provided that the
                                                           --------
Company shall continue to deal solely and directly with the Administrative Agent and such assigning or selling Bank in connection with such Bank's rights and obligations under this Agreement and the other Loan Documents. Except with respect to cost protections provided to a participant pursuant to this paragraph and the items listed in Section 11.01 hereof, no participant shall be a third
                        -------------
party beneficiary of this Agreement nor shall it be entitled to enforce any rights provided to the Banks against the Company under this Agreement. In the case of participations (but not assignments) (i) the original Bank's obligations under this Agreement (including without limitation, its Commitment to the Company hereunder) shall remain unchanged, (ii) such Bank shall remain solely responsible to the other parties hereto for the performance of such obligations,
(iii) such Bank shall remain the holder of such Loan Documents for all purposes of this Agreement, (iv) the Company, the Administrative Agent and the other Banks shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement, (v) such Bank shall continue to be able to agree to any modification or amendment of this Agreement or any waiver hereunder without the consent, approval or vote of any such participant or group of participants, other than modifications, amendments and waivers described in the proviso to Section 11.01, and (vi) except as
                                        -------------
contemplated by the immediately preceding clause (v), no participant shall be deemed to be or to have any of the rights or obligations of a "Bank" hereunder.

     (c) A Bank may assign to any other Bank or Banks or to any Affiliate of a Bank and, with the prior written consent (which consent shall not be unreasonably withheld), of the Company (so long as no Default or Event of Default then exists) and the Administrative Agent, a Bank may assign to one or more other Eligible Assignees all or a portion of its interests, rights, and obligations under this Agreement and the other Loan Documents (including all or a portion of its Commitments (or any of them) and the same or varying portions of the Loans and other Obligations of the Company at the time owing to it and the Notes (or any of them) held by it); provided, however, that (i) each such
                                        --------  -------
assignment shall be in a minimum principal amount of not less than $5,000,000,
(ii) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance, an Assignment and Acceptance, substantially in the form of Exhibit 11.10(c) hereto, in form and substance
                             ----------------
satisfactory to the Administrative Agent (an "Assignment and Acceptance") and
                                              -------------------------
any Note subject to such assignment, (iii) no assignment shall be effective until receipt by the Administrative Agent of a reasonable service fee from the Assignee Bank in respect of said assignment equal to $3,500, (iv) the Assigning Bank, provided it does not assign all of its rights and obligations under this Agreement and the other Loan Documents, shall retain a minimum amount of $5,000,000 of the Commitments following the Assignment and (v) each such assignment is subject to Section 2.17. Upon such execution, delivery and
                         ------------
acceptance, from and after the effective date specified in each Assignment and Acceptance, which effective date (unless otherwise agreed to by the assigning Bank, the Eligible Assignee thereunder and the Administrative Agent) shall be at least five Business Days after the execution thereof, (x) the Eligible Assignee thereunder shall be a party hereto as a "Bank" and to the other Loan Documents and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Bank hereunder and under the other Loan Documents and (y) the assignor Bank thereunder shall, to the extent provided in such Assignment and Acceptance, be released from its obligations under this Agreement and the other Loan Documents (and, in the case of an Assignment and Acceptance covering all of the remaining portion of an assigning Bank's rights and obligations under this Agreement and the other Loan Documents, such Bank shall cease to be a party hereto).

     (d) Any Bank may at any time assign all or any portion of its rights under this Agreement and its Note to a Federal Reserve Bank. No such assignment shall release the transferor Bank from its obligations hereunder.

     (e) Notwithstanding any other provision herein, any Bank may, in connection with any assignment or participation or proposed assignment or participation pursuant to this section, disclose to the assignee or participant or proposed assignee or participant, any information relating to the Company furnished to such Bank by or on behalf of the Company; provided, however, that
                                                       --------  -------
prior to any such disclosure, the assignee or participant or proposed assignee or participant shall agree in writing for the benefit of the Company to preserve the confidentiality of any confidential information relating to the Company or any of its Subsidiaries received by it from such Bank in a manner consistent with Section 11.11.
     -------------

     Section 11.11  Confidentiality. Each Bank and the Administrative Agent
                    ---------------
agrees to keep any information delivered or made available to it by the Company or any of its Subsidiaries, confidential from anyone other than Persons employed or retained by it who are or are expected to become engaged in evaluating, approving, structuring or administering the Loans and who are bound hereby; provided that nothing herein shall prevent any Bank or the Administrative Agent
--------
from disclosing such information (a) to any Affiliate of such Bank (or such Persons employed by such Affiliate) or to any other Bank, (b) pursuant to subpoena or upon the order of any court or administrative agency, (c) upon the request or demand of any regulatory agency or authority having jurisdiction over such Bank, (d) which has been publicly disclosed, (e) to the extent reasonably required in connection with any litigation to which the Administrative Agent, any Bank, the Company or its respective Affiliates may be a party, (f) to the extent reasonably required in connection with the exercise of any remedy hereunder, (g) to such Bank's legal counsel and independent auditors and who are bound hereby and (h) to any actual or proposed participant or assignee of all or part of its rights hereunder which has agreed in writing to be bound by the provisions of this Section. Each Bank or the Administrative Agent will promptly notify the Company of any information that it is required or requested to deliver pursuant to clause (b) or (c) of this Section and, if the Company is a party to any such litigation, clause (e) of this Section.

     Section 11.12  Pro Rata Treatment.
                    ------------------

     (a) Except for payments in respect of Swingline Advances or as otherwise specifically permitted hereunder, each payment or prepayment of principal, if permitted under this Agreement, and each payment of interest with respect to an Advance shall be made pro rata among the Banks.

     (b) Each Bank agrees that if, through the exercise of a right of banker's Lien, setoff or claim of any kind against the Company as a result of which the unpaid principal portion of the Notes and the Obligations held by it shall be proportionately less than the unpaid principal portion of the Notes and Obligations held by any other Bank, it shall be deemed to have simultaneously purchased from such other Bank a participation in the Notes and Obligations held by such other Bank, in the amount required to render such amounts proportional; provided, however, that if any such purchase or purchases or adjustments shall
--------  -------
be made pursuant to this Section and the payment giving rise thereto shall thereafter be recovered, such purchase or purchases or adjustments shall be rescinded to the extent of such recovery and the purchase price or prices or adjustments restored without interest.

     Section 11.13  Separability. Should any clause, sentence, paragraph or
                    ------------
Section of this Agreement be judicially declared to be invalid, unenforceable or void, such decision will not have the effect of invalidating or voiding the remainder of this Agreement, and the parties hereto agree that the part or parts of this Agreement so held to be invalid, unenforceable or void will be deemed to have been stricken herefrom and the remainder will have the same force and effectiveness as if such part or parts had never been included herein.

     Section 11.14  Execution in Counterparts. This Agreement may be executed in
                    -------------------------
any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Any Subsidiary of the Company that executes an Adoption Agreement after the date of this Agreement shall, upon such execution, become a party hereto as a Guarantor.

     Section 11.15  Interpretation.
                    --------------

     (a)  In this Agreement, unless a clear contrary intention appears:

          (i)   the singular number includes the plural number and vice versa;

          (ii)  reference to any gender includes each other gender;

          (iii) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision;

          (iv) reference to any Person includes such Person's successors and assigns but, if applicable, only if such successors and assigns are permitted by this Agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually, provided that nothing in this clause is intended to authorize any
          --------
          assignment not otherwise permitted by this Agreement;

          (v) except as expressly provided to the contrary herein, reference to any agreement, document or instrument (including this Agreement) means such agreement, document or instrument as amended, supplemented or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof, and reference to any Note or other note includes any Note issued pursuant hereto in extension or renewal thereof and in substitution or replacement therefor;

          (vi) unless the context indicates otherwise, reference to any Article, Section, Schedule or Exhibit means such Article or Section hereof or such Schedule or Exhibit hereto;

          (vii) the words "including" (and with correlative meaning "include") means including, without limiting the generality of any description preceding such term;

          (viii) with respect to the determination of any period of time, except as expressly provided to the contrary, the word "from" means "from and including" and the word "to" means "to but excluding"; and

          (ix) reference to any law, rule or regulation means such as amended, modified, codified or reenacted, in whole or in part, and in effect from time to time.

     (b) The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     (c) No provision of this Agreement shall be interpreted or construed against any Person solely because that Person or its legal representative drafted such provision.

     (d) In the event of any conflict between the specific provisions of this Agreement and the provisions of any application pertaining to any letter of credit secured by a Loan Document, the terms of this Agreement shall control.

     Section 11.16  SUBMISSION TO JURISDICTION.
                    --------------------------

     (a) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE STATE OF TEXAS, IN DALLAS COUNTY OR OF THE UNITED STATES FOR THE NORTHERN DISTRICT OF TEXAS AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE COMPANY AND EACH GUARANTOR HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS WITH RESPECT TO ANY SUCH ACTION OR PROCEEDING. THE COMPANY AND EACH GUARANTOR FURTHER IRREVOCABLY CONSENT TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO IT AT ITS ADDRESS PROVIDED IN SECTION 11.02
                                                                  -------------
AND WITH RESPECT TO

ANY GUARANTOR, AT THE ADDRESS PROVIDED ON SCHEDULE 5.16 HERETO, SUCH SERVICE TO BECOME EFFECTIVE THIRTY (30) DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY BANK TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE COMPANY IN ANY OTHER JURISDICTION.

     (b) EACH OF THE COMPANY AND THE GUARANTORS HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

     Section 11.17  WAIVER OF JURY TRIAL.  EACH OF THE BANKS, THE ADMINISTRATIVE
                    --------------------
AGENT, THE SYNDICATION AGENT, THE DOCUMENTATION AGENT, THE COMPANY AND THE GUARANTORS HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM OR RELATING TO ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, AND AGREES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

     Section 11.18  Collateral.  Each of the Banks represents that it, in good
                    ----------
faith, has not relied on any "margin stock" as "collateral in extending or maintaining credit" hereunder (as such terms in quotes are defined in Regulation U issued by the Board of Governors of the Federal Reserve System).

     Section 11.19  FINAL AGREEMENT OF THE PARTIES.  THIS AGREEMENT (INCLUDING
                    ------------------------------
THE SCHEDULES AND EXHIBITS HERETO), THE NOTES AND THE OTHER LOAN DOCUMENTS CONSTITUTE A "LOAN AGREEMENT" AS DEFINED IN SECTION 26.02(a) OF THE TEXAS BUSINESS AND COMMERCE CODE, AND REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

                            COMPANY:

                            GROUP MAINTENANCE AMERICA CORP.


                            By: /s/ DARREN B. MILLER
                               ________________________
                            Name:  Darren B. Miller
                            Title: Executive Vice President

                               BOSS SUBSIDIARIES

ADVENT ELECTRIC CO., INC.
AMERICAN AIR COMPANY, INC.
ATLANTIC ELECTRIC COMPANY, INC.
BARNES IVEY MECHANICAL COMPANY, L.L.C.
B&R ELECTRICAL SERVICES, INC.
BELTLINE MECHANICAL SERVICES, INC.
BRAZOSPORT MANAGEMENT, INC.
BUILDING ONE MECHANICAL SERVICES, INC. (TO BE NAMED ENCOMPASS MECHANICAL SERVICES, INC.)
BUILDING ONE COMMERCIAL, INC. (F/K/A SPANN BUILDING MAINTENANCE COMPANY, TO BE NAMED ENCOMPASS COMMERCIAL, INC.)
BUILDING ONE SERVICE SOLUTIONS, INC.
BUYR, INC.
CHAMBERS ELECTRONIC COMMUNICATIONS, INC.
CONSOLIDATED ELECTRICAL GROUP, INC.
CRAMAR ELECTRIC, INC.
C.R. HIPP CONSTRUCTION CO., INC.
D&P JANITORIAL, INC.
DEL-AIR SERVICE COMPANY, INC.
D/FW MECHANICAL SERVICES, INC.
DIRECT ENGINEERED MAINTENANCE, INC.
DIVERSIFIED MANAGEMENT SERVICES, U.S.A., INC.
EDG POWER GROUP, INC.
ELECTRICAL CONTRACTING, INC.
ELECTRICAL DESIGN & CONSTRUCTION, INC.
ENGINEERING DESIGN GROUP, INC.
FACILITYDIRECT.COM, LLC (F/K/A ALLIANCE SUPPLY CO., LLC)
FRED CLARK ELECTRICAL CONTRACTOR, INC.
GAMEWELL MECHANICAL, INC.
GARFIELD-INDECON ELECTRICAL SERVICES, INC.
G.S. FINANCIAL, INC.
G.S. GROUP, INC.
G.S.I. OF CALIFORNIA, INC.
GULF STATES, INC.
HYDRO COOLING, INC.
INTERSTATE BUILDING SERVICES, LLC
IVEY MECHANICAL COMPANY, INC.
IVEY MECHANICAL SERVICES, L.L.C.
K & A MECHANICAL, INC.
THE LEWIS COMPANIES, INC.
LEXINGTON/IVEY MECHANICAL COMPANY, LLC
MCINTOSH MECHANICAL, INC.
MH TECHNOLOGIES, INC.
NATIONAL NETWORK SERVICES, INC.
OIL CAPITAL ELECTRIC, INC.

OMNI MECHANICAL COMPANY
OMNI MECHANICAL SERVICES, By Omni Mechanical Company
POTTER ELECTRIC CO., INC.
PROCESS DESIGN BUILDERS, LLC
PRO WIRE SECURITY SYSTEMS, INC.
REGENCY ELECTRIC COMPANY, INC.
REGENCY ELECTRIC COMPANY ATLANTA OFFICE
REGENCY ELECTRIC COMPANY CHARLOTTE OFFICE, INC.
REGENCY ELECTRIC COMPANY JACKSONVILLE OFFICE, INC.
REGENCY ELECTRIC COMPANY MEMPHIS OFFICE, INC.
REGENCY ELECTRIC COMPANY ORLANDO OFFICE, INC.
REGENCY ELECTRIC COMPANY PROJECTS GROUP, INC.
REGENCY ELECTRIC COMPANY SOUTH FLORIDA OFFICE, INC.
RIVIERA ELECTRIC CONSTRUCTION CO.
RIVIERA ELECTRIC OF CALIFORNIA, INC.
ROBINSON MECHANICAL COMPANY
SANDERS BROS, INC.
SKC ELECTRIC, INC.
SKCE, INC.
S.L. PAGE CORPORATION
SULLIVAN ELECTRIC, INC.
TAYLOR-HUNT ELECTRIC, INC. (F/K/A TAYLOR ELECTRIC, INC.)
TESTRONICS, INC.
TOWN & COUNTRY ELECTRIC, INC.
TRI-CITY ELECTRICAL CONTRACTORS, INC.
TRI-M BUILDING AUTOMATION SYSTEMS CORP.
TRI-M CORPORATION
TRI-M ELECTRICAL CONSTRUCTION CORP.
TRI-M HOLDING CORP.
TSE ACQUISITION CORP.
TRI-STATE ACQUISITION CORP.
WALKER ENGINEERING, INC.
WALTER C. DAVIS & SON, INCORPORATED
WATSON ELECTRICAL CONSTRUCTION CO.
WILSON ELECTRIC COMPANY, INC.
WAYZATA, INC.
ZWART, INC. (D/B/A MOUNTAIN VIEW ELECTRIC, INC.)


By:  /s/ F. T. BECK
    _______________________________________
Name:  F. Traynor Beck
Title: Vice President and Assistant Secretary
       Acting on Behalf of Each of the Above

                             GROUPMAC SUBSIDIARIES
AA ADVANCE AIR, INC.
AA JARL, INC.
A-ABC APPLIANCE, INC.
A-ABC SERVICES, INC.
A-1 MECHANICAL OF LANSING, INC.
AIR CONDITIONING ENGINEERS, INC.
AIR CONDITIONING, PLUMBING & HEATING SERVICE CO., INC.
AIRCON ENERGY INCORPORATED
AIR SYSTEMS, INC.
AIRTRON, INC.
AIRTRON OF CENTRAL FLORIDA, INC.
ALL SERVICE ELECTRIC, INC.
ARKANSAS MECHANICAL SERVICES, INC.
ATLANTIC INDUSTRIAL CONSTRUCTORS, INC.
CALLAHAN ROACH PRODUCTS & PUBLICATIONS, INC.
CARDINAL CONTRACTING CORPORATION
CENTRAL AIR CONDITIONING CONTRACTORS, INC.
CENTRAL CAROLINA AIR CONDITIONING COMPANY
CHAPEL ELECTRIC CO.
CHARLIE CRAWFORD, INC.
CLARK CONVERSE ELECTRIC SERVICE, INC.
COLONIAL AIR CONDITIONING COMPANY
COMMERCIAL AIR HOLDING COMPANY
COMMERCIAL AIR, POWER & CABLE, INC.
CONTINENTAL ELECTRICAL CONSTRUCTION CO.
COSTA AND RIHL, INC.
COSTA & RIHL PLUMBING, INC.
COSTNER BROTHERS, INC.
DIVCO, INC.
DYNALINK CORPORATION
ELECTRICAL ASSOCIATES OF DALLAS, INC.
EVANS SERVICES, INC.
THE FARFIELD COMPANY
FERGUSON ELECTRIC CORPORATION
GENTZLER ELECTRICAL CONTRACTORS, INC.
GILBERT MECHANICAL CONTRACTORS, INC.
GREENWAY INVESTMENT CORP.
GROUPMAC FACILITY SERVICES, INC. (TO BE NAMED ENCOMPASS FACILITY SERVICES, INC.) GROUPMAC HOLDING CORP. (TO BE NAMED ENCOMPASS HOLDING CORP.), By Airtron, Inc.
     and Paul E. Smith Co., Inc.
GROUPMAC INDIANA, L.L.C. (TO BE NAMED ENCOMPASS INDIANA, L.L.C
GROUPMAC MARYLAND CORP. (TO BE NAMED ENCOMPASS MARYLAND CORP.)
GROUPMAC TEXAS L.P. (TO BE NAMED ENCOMPASS TEXAS L.P.), By GroupMAC Holding
Corp.
HPS PLUMBING SERVICES, INC.
HALLMARK AIR CONDITIONING, INC.
HUNGERFORD MECHANICAL CORPORATION

J. D. STEWARD AIR CONDITIONING, INC.
K & N PLUMBING, HEATING AND AIR CONDITIONING, INC.
LANEY'S, INC.
LINFORD SERVICE CO.
L.T. MECHANICAL, INC.
MACDONALD-MILLER CO., INC.
MACDONALD-MILLER INDUSTRIES, INC.
MACDONALD-MILLER OF OREGON, INC.
MACDONALD-MILLER SERVICE, INC.
MASTERS, INC.
MECHANICAL INTERIORS, INC.
MECHANICAL SERVICES OF ORLANDO, INC.
MERRITT ISLAND AIR & HEAT, INC.
NEW CONSTRUCTION AIR CONDITIONING, INC.
NORON, INC.
PACIFIC RIM MECHANICAL CONTRACTORS, INC.
PAUL E. SMITH CO., INC.
PHOENIX ELECTRIC COMPANY
RAY AND CLAUDE GOODWIN, INC.
RELIABLE MECHANICAL, INC.
ROMANOFF ELECTRIC CORP.
SEQUOYAH CORPORATION
SIBLEY SERVICES, INCORPORATED
SNYDER MECHANICAL
SOUTHEAST MECHANICAL SERVICE, INC.
STATEWIDE HEATING & AIR CONDITIONING, INC.
STEPHEN C. POMEROY, INC.
STERLING AIR CONDITIONING, INC.
SUN PLUMBING, INC.
TEAM MECHANICAL, INC.
TOWER ELECTRIC COMPANY
TRINITY CONTRACTORS, INC.
UNITED ACQUISITION CORP.
VALLEY WIDE PLUMBING AND HEATING, INC.
VAN'S COMFORTEMP AIR CONDITIONING, INC.
VANTAGE MECHANICAL CONTRACTORS, INC.
VERMONT MECHANICAL, INC.
WADE'S HEATING & COOLING, INC.
WIEGOLD & SONS, INC.
WILLIS REFRIGERATION, AIR CONDITIONING & HEATING, INC.
YALE INCORPORATED


By: /s/ DARREN B. MILLER
   _______________________________
Name:  Darren B. Miller
Title: Vice President Acting on Behalf of Each of the Above

GROUPMAC MANAGEMENT CO. (TO BE NAMED ENCOMPASS MANAGEMENT CO.)


By: /s/ DARREN B. MILLER
    _________________________________
Name:  Darren B. Miller
Title: Executive Vice President

[THIS PAGE INTENTIONALLY LEFT BLANK]

                                    ADMINISTRATIVE AGENT/BANK:

Revolving Loan Commitment:          BANK OF AMERICA, N.A.
$50,781,250.00                      as Administrative Agent and Individually, as
                                    a Bank


Tranche A                           By: /s/ RICHARD L. NICHOLS, JR.
Term Loan Commitment                   ____________________________________
$13,203,125.00                      Name:  Richard L. Nichols, Jr.
                                    Title: Managing Director

Tranche B
Term Loan Commitment
$17,265,625.00

                                    SYNDICATION-AGENT/BANK:

Revolving Loan Commitment:          CHASE BANK OF TEXAS,
$50,781,250.00                      NATIONAL ASSOCIATION
                                    as Syndication Agent and
                                    Individually, as a Bank
Tranche A
Term Loan Commitment
$13,203,125.00                      By: /s/ JAMES R. DOLPHIN
                                       _____________________________________
                                    Name: James R. Dolphin
                                    Title: Senior Vice President
Tranche B
Term Loan Commitment
$17,265,625.00                      Address for Notice:
                                    Chase Bank of Texas
                                    712 Main Street, 5-CBBE-78
                                    Houston, Texas   77002
                                    Telephone No.:   (713) 216-5929
                                    Telecopy No.:    (713)

                                    Attention:   Curt Karges, Managing Director

                    With copy to:   Gregory Spier, Managing Director
                                    Chase Securities Inc.
                                    707 Travis, 8th Floor North
                                    Houston, TX 77002
                                    Telephone: 713.216.2354
                                    Telecopy No.: 713.216.2339
                                    e-mail:  gregory.spier@chase.com
                                             -----------------------

                                    Uzo Arinzeh
                                    Chase Securities Inc.
                                    270 Park Avenue, 5th Floor
                                    New York, NY 10017
                                    Telephone: 212/270-0366
                                    Telecopy No.: 212/270-1063
                                    e-mail: uzo.arinzeh@chase.com
                                            ---------------------

                                    Bruce Borden
                                    Chase Securities Inc.
                                    270 Park Avenue, 5/th/ Floor
                                    New York, NY 10017
                                    Telephone: 212/270-5799
                                    Telecopy No.: 212/270-1063
                                    e-mail: bruce.borden@chase.com
                                            ----------------------

                                    DOCUMENTATION AGENT/BANK:

Revolving Loan Commitment:          FIRST UNION NATIONAL BANK
$46,875,000.00                      as Documentation Agent and
                                    Individually, as a Bank

Tranche A Term Loan Commitment      By: /s/ DAVID C. HAUGLID
$12,187,500.00                         ____________________________________
                                    Name:  David C. Hauglid
                                    Title: Vice President
Tranche B Term Loan Commitment
$15,937,500.00

                                    Address for Notice:

                                    First Union National Bank
                                    One First Union Center
                                    301 S. College Street
                                    Charlotte, North Carolina  28288-0606

                                    Telephone No.: 704/383-3544
                                    Telecopy No.:   704/374-4793

                                    Attn: David Hauglid
                                    e-mail: david.hauglid@funb.com

                                    BANKS:

Revolving Loan Commitment:          ABN-AMRO BANK NV
$31,250,000.00


Tranche A Term Loan Commitment      By: /s/ LAURIE C. TUZO
$8,125,000.00                          _________________________________
                                    Name:  Laurie C. Tuzo
                                    Title: Senior Vice President
Tranche B Term Loan Commitment
$10,625,000.00
                                    By: /s/ E. R. HOLLINGSWORTH
                                       _________________________________
                                    Name:  Eric R. Hollingsworth
                                    Title: Vice President


                                    Address for Notice:

                                    ABN AMRO Bank N.V.
                                    Three Riverway, Suite 1700
                                    Houston, TX 77056

                                    Telephone No.: 713/964-3360
                                    Telecopy No.:  713/961-1699

                                    Attn: Laurie C. Tuzo, Senior Vice President
                                    e-mail:  laurie.tuzo@abnamro.com

Revolving Loan Commitment:          BANK AUSTRIA CREDITANSTALT
$9,375,000.00                       CORPORATE FINANCE, INC.


Tranche A Term Loan Commitment      By: /s/ STEPHEN W. HIPP
$2,437,500.00                          __________________________________
                                    Name:  Stephen W. Hipp
                                    Title: Senior Associate
Tranche B Term Loan Commitment
$3,187,500.00
                                    By: /s/ J. G. TAYLOR
                                    __________________________________
                                    Name:  John G. Taylor
                                    Title: Vice President


                                    Address for Notice:

                                    Bank Austria Creditanstalt
                                    Two Ravinia Drive, Suite 1680
                                    Atlanta, GA 30346

                                    Telephone No.: 770/390-1864
                                    Telecopy No.:  770/390-1851

                                    Attn: Thomas G. Pierce, Senior Associate
                                    e-mail:  tom.pierce@creditanstalt.co.at
                                             ------------------------------

                    With copy to:   Hazen Dempster,
                                    Troutman Sanders
                                    600 Peachtree Street N.W.
                                    Suite 5200
                                    Atlanta, GA 30308
                                    404/885-3000 Phone
                                    404/885-3947 Fax

Revolving Loan Commitment:          THE GOVERNOR AND COMPANY OF
$9,375,000.00                       THE BANK OF IRELAND



Tranche A Term Loan Commitment      By:  /s/ BRENDAN McLOUGHLIN
$2,437,500.00                          __________________________________
                                    Name:  Brendan McLoughlin
                                    Title: Manager
Tranche B Term Loan Commitment
$3,187,500.00
                                    By: /s/ MARTINA MAHER
                                       __________________________________
                                    Name:  Martina Maher
                                    Title: Senior Manager


                                    Address for Notice:
                                    The Governor and Company of
                                    The Bank of Ireland
                                    La Touche House
                                    P.O. Box 3267
                                    International Financial Services Centre
                                    Custom House Docks
                                    Dublin 1, Republic of Ireland

                                    Telephone No.: 353-1-609-3513
                                    Telecopy No.:  353-1-829-0129

                                    Attn: Brendan McLoughlin, Manager
                                    e-mail: brendan.mcloughlin@boi.ie

Revolving Loan Commitment:          THE BANK OF NOVA SCOTIA
$31,250,000.00


Tranche A Term Loan Commitment      By:  /s/ F. C. H. ASHBY
$8,125,000.00                          ________________________________
                                    Name:  F. C. H. Ashby
                                    Title: Senior Manager Loan Operations
Tranche B Term Loan Commitment
$10,625,000.00
                                    By:________________________________
                                    Name:______________________________
                                    Title:_____________________________


                                    Address for Notice:

                                    The Bank of Nova Scotia
                                    Suite 2700
                                    600 Peachtree Street, N.E.
                                    Atlanta, GA 30308
                                    Telephone No.: 404/877-1552
                                    Telecopy No.:  404/888-8998

                                    Attn: Phyllis Walker, Loan Operations
                                          Officer
                                    e-mail: phyllis_walker@scotiamarkets.com

                    With copy to:   Greg George
                                    The Bank of Nova Scotia
                                    1100 Louisiana, Suite 3000
                                    Houston, TX 77002
                                    Telephone No.: 713/752-2430
                                    Telecopy No.:  713/759-3446
                                    e-mail: ggeorge@scotiacapital.com

Revolving Loan Commitment:          BANK ONE, N.A.
$31,250,000.00


Tranche A Term Loan Commitment      By: /s/ GREG SMOTHERS
$8,125,000.00                          ___________________________________
                                    Name:  Greg Smothers
                                    Title: Vice President
Tranche B Term Loan Commitment
$10,625,000.00
                                    By: /s/ GREG SMOTHERS
                                       ___________________________________
                                    Name:  Greg Smothers
                                    Title: Vice President


                                    Address for Notice:

                                    Bank One, N.A.
                                    Houston, TX 77252-2629
                                    910 Travis
                                    Houston, TX 77002-5860

                                    Telephone No.: 713/751-3831
                                    Telecopy No.:  713/751-6199

                                    Attn: Barry Kelly, Managing Director
                                    e-mail:  barry_kelly@mail.bankone.com
                                             ----------------------------

Revolving Loan Commitment:          BANKBOSTON, N.A.
$21,875,000.00


Tranche A Term Loan Commitment      By: /s/ JEFF LYNCH
$5,687,500.00                          _____________________________________
                                    Name:  Jeff Lynch
                                    Title: Senior Vice President
Tranche B Term Loan Commitment
$7,437,500.00
                                    By:_____________________________________
                                    Name:___________________________________
                                    Title:__________________________________


                                    Address for Notice:

                                    BankBoston, N.A.
                                    100 Federal Street
                                    Boston, MA 02110

                                    Telephone No.: 617/434-3974
                                    Telecopy No.:  617/434-0601

                                    Attn: Jeffrey C. Lynch, Senior Vice
                                          President
                                    e-mail: jclynch@bkb.com

Revolving Loan Commitment:          BANKERS TRUST COMPANY
$15,625,000.00


Tranche A Term Loan Commitment      By: /s/ DAVID J. BELL
$4,062,500.00                          ___________________________________
                                    Name:  David Bell
                                    Title: Principal
Tranche B Term Loan Commitment
$5,312,500.00
                                    By:___________________________________
                                    Name:_________________________________
                                    Title:________________________________


                                    Address for Notice:

                                    Bankers Trust Company
                                    130 Liberty Street
                                    New York, NY 10006

                                    Telephone No.: 212/250-9048
                                    Telecopy No.:  212/250-7218

                                    Attn: David Bell
                                    e-mail:  dbell@bt.com

Revolving Loan Commitment:          CITICORP USA, INC.
$21,875,000.00


Tranche A Term Loan Commitment      By: /s/ AARON DANNERBERG
$5,687,500.00                          _________________________________
                                    Name:  Aaron Dannerberg
                                    Title: Vice President
Tranche B Term Loan Commitment
$7,437,500.00
                                    By:_________________________________
                                    Name:_______________________________
                                    Title:______________________________


                                    Address for Notice:

                                    Citibank/Salomon Smith Barney
                                    390 Greenwich Street, 1st Floor
                                    New York, NY  10013

                                    Telephone:  212/723-6638
                                    Telecopy No.: 212/723-8547

                                    Attn: Mark Floyd
                                    e-mail: Mark.Floyd@ssmb.com
                                            -------------------

Revolving Loan Commitment:              COMERICA BANK
$9,375,000.00


Tranche A Term Loan Commitment          By: /s/ MARK B. GROVER
$2,437,500.00                              _________________________________
                                        Name:  Mark B. Grover
                                        Title: Vice President
Tranche B Term Loan Commitment
$3,187,500.00
                                        By:   _________________________________
                                        Name: _________________________________
                                        Title:_________________________________


                                        Address for Notice:

                                        Comerica Bank
                                        4100 Spring Valley Road, Suite 400
                                        Dallas, Texas 75244

                                        Telephone No.: 972/361-2545
                                        Telecopy No.:  972/361-2550

                                        Attn: Mark B. Grover, Vice President
                                        e-mail:  mark_b_grover@comerica.com

                                        MANAGING AGENT/LENDER:

Revolving Loan Commitment:              CREDIT LYONNAIS,
$31,250,000.00                               New York Branch


Tranche A Term Loan Commitment          By: /s/ PASCAL POUPELLE
$8,125,000.00                              _________________________________
                                        Name:  Pascal Poupelle
                                        Title: Executive Vice President
Tranche B Term Loan Commitment
$10,625,000.00
                                        By:   _________________________________
                                        Name: _________________________________
                                        Title:_________________________________


                                        Address for Notice:

                                        CREDIT LYONNAIS
                                        Representative Office
                                        2200 Ross Avenue, Suite 4400 West
                                        Dallas, Texas 75201

                                        Telephone No.: 214/220-2303
                                        Telecopy No.:  214/220-2323

                                        Attn:  Blake Wright
                                        e-mail: wright@clamericas.com
                                                ---------------------

                         With copy to:  Ronald Finn, Esq.
                                        Credit Lyonnais
                                        1301 Avenue of the Americas
                                        New York, New York 10019
                                        Telephone No.: 212/261-7061
                                        Telecopy No.:  212/459-3187

Revolving Loan Commitment:              GMAC COMMERCIAL CREDIT LLC
$31,250,000.00


Tranche A Term Loan Commitment          By: /s/ JOSEPH A. GRIMALDI
$8,125,000.00                              _________________________________
                                        Name:  Joseph A. Grimaldi
                                        Title: President
Tranche B Term Loan Commitment
$10,625,000.00
                                        By: /s/ FRANK IMPERATO
                                           _________________________________
                                        Name:  Frank Imperato
                                        Title: Senior Vice President


                                        Address for Notice:

                                        GMAC Commercial Credit LLC
                                        1290 Avenue of the Americas
                                        New York, New York 10104

                                        Telephone No.: 212/408-7146
                                        Telecopy No.:  212/408-7377

                                        Attn: Jane M. Frangos, Senior Vice
                                              President
                                        e-mail: jane.frangos@gmaccc.com

                                        and

                                        Attn: Frank Imperato, Senior Vice
                                              President
                                        e-mail: frank.imperato@gmaccc.com

Revolving Loan Commitment:              MERCANTILE BANK
$31,250,000.00                          NATIONAL ASSOCIATION


Tranche A Term Loan Commitment          By: /s/ EDWARD A. CHENEY
$8,125,000.00                              _________________________________
                                        Name:  Edward A. Cheney
                                        Title: Vice President
Tranche B Term Loan Commitment
$10,625,000.00
                                        By:   _________________________________
                                        Name: _________________________________
                                        Title:_________________________________


                                        Address for Notice:

                                        Mercantile Bank National Association
                                        721 Locust, 12/th/ Floor
                                        St. Louis, MO 63101

                                        Telephone No.: 314/418-2456
                                        Telecopy No.:  314/418-2203

                                        Attn: Ed Cheny
                                        e-mail: edward.a.cheney@mercbcp.com

Revolving Loan Commitment:              THE MITSUBISHI TRUST
$9,375,000.00                           AND BANKING CORPORATION


Tranche A Term Loan Commitment          By: /s/ BEATRICE E. KOSSODO
$2,437,500.00                              _________________________________
                                        Name:  Beatrice E. Kossodo
                                        Title: Senior Vice President
Tranche B Term Loan Commitment
$3,187,500.00
                                        By:   _________________________________
                                        Name: _________________________________
                                        Title:_________________________________


                                        Address for Notice:

                                        The Mitsubishi Trust and Banking
                                        Corporation
                                        520 Madison Avenue, 26/th/ Floor
                                        New York, NY 10022

                                        Telephone No.: 212/891-8218
                                        Telecopy No.:  212/644-6825 Fax

                                        Attn: Dan Chang, Assistant Vice
                                              President
                                        e-mail: daniel_c@mtbcny.com

Revolving Loan Commitment:              NATIONAL CITY BANK
$10,937,500.00                               OF KENTUCKY


Tranche A Term Loan Commitment          By: /s/ TOM GURBACH
$2,843,750.00                              _________________________________
                                        Name:  Tom Gurbach
                                        Title: Vice President
Tranche B Term Loan Commitment
$3,718,750.00
                                        By:   _________________________________
                                        Name: _________________________________
                                        Title:_________________________________


                                        Address for Notice:

                                        National City Bank of Kentucky
                                        101 South 5/th/ St.
                                        Louisville, KY 40202

                                        Telephone No.: 502/581-6352
                                        Telecopy No.:  502/581-5122

                                        Attn: Donald Pullen
                                        e-mail: don_r_pullen@national-city.com

Revolving Loan Commitment:              PARIBAS
$15,625,000.00


Tranche A Term Loan Commitment          By: /s/ SCOTT CLINGAN
$4,062,500.00                              _________________________________
                                        Name:  Scott Clingan
                                        Title: Director
Tranche B Term Loan Commitment
$5,312,500.00
                                        By: /s/ LARRY ROBINSON
                                           _________________________________
                                        Name:  Larry Robinson
                                        Title: Vice President


                                        Address for Notice:

                                        Paribas
                                        1200 Smith, Suite 3100
                                        Houston, Texas 77002

                                        Telephone No.: 713/982-1105
                                        Telecopy No.:  713/659-5234

                                        Attn: Scott Clingan, Director
                                        e-mail: scott_clingan@paribas.com

Revolving Loan Commitment:              SOVEREIGN BANK
$9,375,000.00


Tranche A Term Loan Commitment          By: /s/ JOSEPH BECKER
$2,437,500.00                              _________________________________
                                        Name:  Joseph Becker
                                        Title: Vice President
Tranche B Term Loan Commitment
$3,187,500.00
                                        By:   _________________________________
                                        Name: _________________________________
                                        Title:_________________________________


                                        Address for Notice:

                                        Sovereign Bank
                                        50 Roweswharf
                                        Boston, MA 02110


                                        Telephone No.: 617/478-6705
                                        Telecopy No.:  617/478-6799

                                        Attn:  Joseph Becker
                                        e-mail: jbecker@sovereignbank.com

Revolving Loan Commitment:              UNION BANK OF CALIFORNIA, N.A.
$31,250,000.00


Tranche A Term Loan Commitment          By: /s/ I. SCOTT JESSUP
$8,125,000.00                              _________________________________
                                        Name:  I. Scott Jessup
                                        Title: Vice President
Tranche B Term Loan Commitment
$10,625,000.00
                                        By:   _________________________________
                                        Name: _________________________________
                                        Title:_________________________________


                                        Address for Notice:

                                        Union Bank of California, N.A.
                                        445 South Figueroa Street, 18/th/ Floor
                                        Los Angeles, CA 90071


                                        Telephone No.: 213/236-4023
                                        Telecopy No.:  213/236-7814

                                        Attn: Scott Jessup
                                        e-mail: scott.jessup@uboc.com

                                                                 EXHIBIT 1.01A
                                                                      TO
                                                                CREDIT AGREEMENT


                         ADMINISTRATIVE QUESTIONNAIRE



PLEASE COMPLETE THE FOLLOWING
INFORMATION AND RETURN VIA FAX
TO THE ATTENTION OF:
________________:   FAX  ______________

     Administrative Agent:    Bank of America, N.A.
                              901 Main Street, 66th Floor
                              Dallas, Texas  75202

Legal Name of Your Institution
To Appear in Documentation:                       ______________________________

Number of Signature Lines Required:
                                                  ______________________________
GENERAL INFORMATION - DOMESTIC LENDING OFFICE
---------------------------------------------

     Institution Name:                            ______________________________
     Street Address:                              ______________________________
     City, State, Zip Code:                       ______________________________

GENERAL INFORMATION - EURODOLLAR LENDING OFFICE
-----------------------------------------------

     Institution Name:                            ______________________________
     Street Address:                              ______________________________
     City, State, Zip Code:                       ______________________________

CONTACTS/NOTIFICATION METHODS
-----------------------------

     Primary Contact:                             ______________________________
     Street Address:                              ______________________________
     City, State, Zip Code:                       ______________________________
     Phone Number:                                ______________________________
     FAX Number:                                  ______________________________
     Back-up Contact:                             ______________________________
     Street Address:                              ______________________________
     City, State, Zip Code:                       ______________________________
     Phone Number:                                ______________________________
     FAX Number:                                  ______________________________

TAX WITHHOLDING [For US Loans only]
-----------------------------------

     Non Resident Alien                           _____ Y  _____ N
     *Please attach Form 4224 or 1001
     Tax ID Number ______________

ADMINISTRATIVE CONTACTS - BORROWINGS, PAYDOWNS, INTEREST, FEES, ETC.
--------------------------------------------------------------------

     Contact: _________________________
     Street Address:                              ______________________________
     City, State, Zip Code:                       ______________________________
     Phone Number:                                ______________________________
     FAX Number:                                  ______________________________

PAYMENT INSTRUCTIONS:
--------------------

     Name of Bank where funds                     ______________________________
     are to be transferred:                       ______________________________
     Name of Account, if applicable:              ______________________________
     Account Number:                              ______________________________
     Additional Information:                      ______________________________



MAILINGS:
--------

     Please specify who should receive financial information:

     Name:                                        ______________________________
     Street Address:                              ______________________________
     City, State, Zip Code:
________________________________


It is very important that all of the above information is accurately filled in
                          ---
and returned promptly. If there is someone other than yourself who should receive this questionnaire, please notify me of their name and FAX number and we will FAX them a copy of the questionnaire. If you have any questions, please call ___________ at ________________.

                                                                  EXHIBIT 1.01B
                                                                      TO
                                                                CREDIT AGREEMENT

                                     FORM
                                      OF
                              ADOPTION AGREEMENT

                                    [Date]

Bank of America, N.A.,
as Administrative Agent
901 Main Street, 66th Floor
Dallas, Texas 75202


Attention:  __________________

Dear Sirs:

     Reference is made to the Credit Agreement dated as of February 22, 2000 (the "Credit Agreement"), among Group Maintenance America Corp., after the date
      ----------------
thereof to be named Encompass Services Corporation, a Texas corporation (the "Company"), the subsidiaries of the Company party thereto, as guarantors, the
 -------
banks party thereto, Bank of America, N.A., as Administrative Agent for the banks, Chase Bank of Texas, N.A., as syndication agent, and First Union National Bank, as documentation agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

     This agreement (this "Adoption Agreement") is executed and delivered
                           ------------------
pursuant to Section 6.09 of the Credit Agreement which provides that any Person that becomes a Subsidiary subsequent to the Execution Date will execute and deliver to the Administrative Agent an Adoption Agreement acknowledging such Person's agreement to be bound by the terms of the Credit Agreement and the applicable Security Documents. In addition, Section 6.09 provides that the Company or its Subsidiary that owns or holds the stock of said new Subsidiary, as the case may be, will execute and deliver to the Administrative Agent the Adoption Agreement acknowledging its agreement to be bound by the terms of the Pledge Agreement with respect to pledging shares of said new Subsidiary and delivering to the Administrative Agent the certificates, if any, evidencing its ownership of such shares of such new Subsidiary.

     Therefore, for and in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged:

          (a) the undersigned party, in the case of a Domestic Subsidiary, (i) signing as Guarantor hereby executes this Adoption Agreement to acknowledge it is a Subsidiary and a Guarantor and agrees to be bound and is hereby bound by all of the terms and conditions of the Credit Agreement and the Guaranty contained therein applicable to a Subsidiary or a Guarantor, (ii) signing as Debtor hereby executes this Adoption Agreement to acknowledge it is a Debtor as such term is defined in the Security Agreement and, as such, agrees to be bound and hereby is bound by all of the terms and conditions of the Security Agreement and in connection therewith does hereby grant to the Administrative Agent for the benefit of the Banks a first and prior lien or security interest in all of Debtor's right, title and interest in and to the Collateral (as such term is defined in the Security Agreement) of such Debtor, and (iii) hereby delivers to the Administrative Agent a UCC-1 Financing Statement signed by the Debtor and describing the Collateral of such Debtor subject to the Security Agreement, and

          (b) the undersigned party (i) signing as Pledgor hereby executes this Adoption Agreement to acknowledge it is a Pledgor as such term is defined in the Pledge Agreement and, as such, agrees to be bound and hereby is bound by all of the terms and conditions of the Pledge Agreement and in connection therewith does hereby pledge to the Administrative Agent for the benefit of the Banks, and grant to the Administrative Agent for the benefit of the Banks, a lien and security interest in Pledgor's right, title and interest in and to, the Pledged Collateral (as such term is defined in the Pledge Agreement), (ii) herewith delivers to the Administrative Agent the certificate or certificates, if any, evidencing (A) all of the Capital Stock owned by the Pledgor in the case of a Domestic Subsidiary, and (B) 66% of the Capital Stock owned by the Pledgor in the case of a Foreign Subsidiary, together with a stock power referencing the issuer of the Capital Stock to which it relates [signed in blank] and (iii) hereby delivers to the Administrative Agent a UCC-1 Financing Statement signed by the Pledgor to the extent necessary or helpful to perfect a security interest in such Capital Stock.

          Executed effective this ____ day of _____________, ____.

                                                  GUARANTOR/DEBTOR
                                                  ______________________________


                                                  By:    _______________________
                                                  Name:  _______________________
                                                  Title: _______________________

                                                  PLEDGOR
                                                  ______________________________


                                                  By:    _______________________
                                                  Name:  _______________________
                                                  Title: _______________________

                                                                   EXHIBIT 1.01C

                                    FORM OF
                        APPLICATION FOR LETTER OF CREDIT



             [See Exhibit 3.02 -- Form of Letter of Credit Request]

                                                                 EXHIBIT 1.01(D)
                                                                       TO
                                                                CREDIT AGREEMENT



                     FORM OF SHAREHOLDER SUBORDINATED NOTE
                     -------------------------------------



     $                                          Dated: _________________


     FOR VALUE RECEIVED, ENCOMPASS SERVICES CORPORATION, a Texas corporation
(the Company"), hereby promises to pay to        or [its] [his] [her] assigns
(the "Payee"), in lawful money of the United States of America in immediately
available funds,                                      at ______________________
__________ ________________, the principal sum of __________ DOLLARS, which amount shall be payable on.

     [The Company promises also to pay interest on the unpaid principal amount hereof in like money at said office from the date hereof until paid at a rate per annum equal to ______ such interest to be paid [semi-annually] [annually] on_____________ [and ____________] of each year and at maturity hereof.]

     This Note is subject to voluntary prepayment, in whole or in part, at the option of the Company, without premium or penalty.

     This Note is one of the Shareholder Subordinated Notes referred to in the Credit Agreement, dated as of February 22, 2000, among the Company, the lenders from time to time party thereto (the "Banks"), First Union National Bank, as Documentation Agent, Chase Bank of Texas, National Association, as Syndication Agent, and Bank of America, N.A., as Administrative Agent (as so amended and restated and as the same may be further amended, modified, supplemented, extended, restated, refinanced, replaced and/or refunded from time to time, the "Credit Agreement") and shall be subject to the provisions thereof. Unless otherwise defined herein, all capitalized terms used herein or in Annex A attached hereto and defined in the Credit Agreement have the meanings assigned to such terms in the Credit Agreement.

     Notwithstanding anything to the contrary contained in this Note, the Payee understands and agrees that the Company shall not be required to make, and shall not make any payment of principal or interest on this Note to the extent that such payment is prohibited by, or would give rise to a default or event of default under, the terms of any Senior Indebtedness (as defined in Annex A attached hereto), including, but not limited to, Section 9.01 of the Credit Agreement.

     This Note, and the Company's obligations hereunder, shall be subordinate and junior to all indebtedness constituting Senior Indebtedness (as defined in Section 1.07 of Annex A attached hereto) on the terms and conditions set forth in Annex A attached hereto, which Annex A is herein incorporated by reference and made a part hereof as if set forth herein in its entirety.

     The Company hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

     THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF TEXAS.

                              ENCOMPASS SERVICES CORPORATION


                              By:___________________________________
                              Name:_________________________________
                              Title:________________________________

Section 1.01  Subordination of Liabilities.  Encompass Services Corporation (the
              ----------------------------
"Company"), for itself, its successors and assigns, covenants and agrees, and each holder of the Note to which this Annex A is attached (the "Note") by its acceptance thereof likewise covenants and agrees, that the payment of the principal of, interest on, and all other amounts owing in respect of, the Note (the "Subordinated Indebtedness") is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, to the prior payment in full in cash of all Senior Indebtedness (as defined in Section 1.07 of this Annex A). The provisions of this Annex A shall constitute a continuing offer to all persons who, in reliance upon such provisions, become holders of, or continue to hold, Senior Indebtedness, and such provisions are made for the benefit of the holders of Senior Indebtedness, and such holders are hereby made obligees hereunder the some as if their names were written herein as such, and they and/or each of them nay proceed to enforce such provisions.

Section 1.02  Company Not to make Payments with Respect to Subordinated
              ---------------------------------------------------------
Indebtedness in Certain Circumstances.
-------------------------------------

          (a) Upon the maturity of any Senior Indebtedness (including interest thereon or fees or any other amounts owing in respect thereof), whether at stated maturity, by acceleration or otherwise, all Obligations (as defined in Section 1.07 of this Annex A) owing in respect thereof, in each case to the extent due and owing, shall first be paid in full in cash, before any payment, whether in cash, property, securities or otherwise) is made on account of the Subordinated Indebtedness.

          (b) Until all Senior Indebtedness has been paid in full in cash and all commitments in respect of such Senior Indebtedness have been terminated, the sum of all payments in respect of the Note (including principal and interest), together with the sum of (i) all payments made under all other Shareholder Subordinated Notes and (ii) all payments made by the Company and its Subsidiaries to repurchase stock of the Company held by employees of the Company and its Subsidiaries shall not exceed at any time that amount permitted to be paid by the Company for such purpose by the terms of the respective issue of Senior Indebtedness.

          (c) The Company may not, directly or indirectly, make any payment of any Subordinated Indebtedness and may not acquire any Subordinated Indebtedness for cash or property until all Senior Indebtedness has been paid in full in cash if any default or event of default under the Credit Agreement (as defined in
Section 1.07 of this Annex A) or any other issue of Senior Indebtedness is then in existence or would result therefrom. Each holder of the Note hereby agrees that, so long as any such default or event of default in respect of any issue of Senior Indebtedness exists, it will not sue for, or otherwise take any action to enforce the Company's obligations to pay, amounts owing in respect of the Note. Each holder of the Note understands and agrees that to the extent that clause
(b) of this Section 1.02 reduces the payment of interest and/or principal which would otherwise be payable under the Note but for the limitations set forth in such clause (b), such unpaid amount shall not constitute a payment default under the Note and the holder of the Note may not sue for, or otherwise take action to enforce the Company's obligation to pay such amount, provided that such
                                                     --------
unpaid principal or interest shall remain an obligation of the Company to the holder of the Note pursuant to the terms of the Note.

          (d) In the event that notwithstanding the provisions of the preceding subsections (a), (b) and (c) of this Section 1.02, the Company shall make any payment on account of the Subordinated Indebtedness at a time when payment is not permitted by said subsection (a), (b) or (c), such payment shall be held by the holder of the Note, in trust for the benefit of and shall be paid forthwith over and delivered to, the holders of Senior Indebtedness or their representative or the trustee under the indenture or other agreement pursuant to which any instruments evidencing any Senior Indebtedness may have been issued, as their respective interests may appear, for application pro rata to the payment of all Senior

Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in full in cash in accordance with the terms of such Senior Indebtedness, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness. Without in any way modifying the provisions of this Annex A or affecting the subordination effected hereby if the hereafter referenced notice is not given, the Company shall give the holder of the Note prompt written notice of any event which would prevent payments under
Section 1.02(a), (b) or (c) hereof.

Section 1.03  Subordination to Prior Payment of all Senior Indebtedness on
              ------------------------------------------------------------
Dissolution, Liquidation or Reorganization of Company.  Upon any distribution of
-----------------------------------------------------
assets of the Company upon dissolution, winding up, liquidation or reorganization of the Company (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or otherwise):

          (a) the holders of all Senior Indebtedness shall first be, entitled to receive payment in full in cash of all Senior Indebtedness (including, without limitation, post-petition interest at the rate (including the default rate) provided in the documentation with respect to the Senior Indebtedness, whether or not such post-petition interest is an allowed claim against the debtor in any bankruptcy or similar proceeding) before the holder of the Note is entitled to receive any payment of any kind or character on account of the Subordinated Indebtedness;

          (b) any payments or distributions of assets of the Company of any kind or character, whether in cash, property or securities to which the holder of the Note would be entitled except for the provisions of this Annex A, shall be paid by the liquidating trustee or agent or other person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or other trustee or agent, directly to the holders of Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture under which any instruments evidencing any such Senior Indebtedness may have been issued, to the extent necessary to make payment in full in cash of all Senior Indebtedness remaining unpaid after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness; and

          (c) in the event that, notwithstanding the foregoing provisions of this Section 1.03, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities shall be received by the holder of the Note on account of Subordinated Indebtedness before a Senior Indebtedness is paid in full in cash, such payment or distribution shall be received and held in trust for and shall be paid over to the holders of the Senior Indebtedness remaining unpaid or unprovided for or their representative or representatives, or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, for application to the payment of such Senior Indebtedness until all such Senior Indebtedness shall have been paid in full in cash, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness.

     Without in any way modifying the provisions of this Annex A or affecting the subordination effected hereby if the hereafter referenced notice is not given, the Company shall give prompt written notice to the holder of the Note of any dissolution, winding up, liquidation or reorganization of the Company (whether in bankruptcy, insolvency or receivership proceedings or upon assignment for the benefit of creditors or otherwise).

Section 1.04  Subrogation.  Subject to the prior payment in full in cash of all
              -----------
Senior Indebtedness, the holder of the Note shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of assets of the Company applicable to the Senior Indebtedness until all amounts owing on the Note shall be paid in full, and for the purpose of such subrogation no payments or distributions to the holders of the Senior Indebtedness by or on behalf of the

Company or by or on behalf of the holder of the Note by virtue of this Annex A which otherwise would have been made to the holder of the Note shall, as between the Company, its creditors other than the holders of Senior Indebtedness, and the holder of the Note, be deemed to be payment by the Company to or on account of the Senior Indebtedness, it being understood that the provisions of this Annex A are intended solely or the purpose of defining the relative rights of the holder of the Note, on the one hand, and the holders of the Senior Indebtedness, on the other hand.

Section 1.05  Obligation of the Company Unconditional.  Nothing contained in
              ---------------------------------------
this Annex A or in the Note is intended to or shall impair, as between the Company and the holder of the Note, the obligation of the Company, which is absolute and unconditional, to pay to the holder of the Note the principal of and interest on the Note as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the holder of the Note and creditors of the Company other than the holders of the Senior Indebtedness, nor, except as specifically provided herein, shall anything herein or therein prevent the holder of the Note from exercising all remedies otherwise permitted by applicable law upon an event of default under the Note, subject to the rights, if any, under this Annex A of the holders of Senior Indebtedness in respect of cash property, or securities of the Company received upon the exercise of any such remedy. Upon any distribution of assets of the Company referred to in this Annex A, the holder of the Note shall be entitled to rely upon any of order or decree made by any court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending, or a certificate of the liquidating trustee or agent or other person making any distribution to the holder of the Note, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Annex A.

Section 1.06  Subordination Rights Not Impaired by Acts or Omissions of Company
              -----------------------------------------------------------------
or Holders of Senior Indebtedness.  No right of any present or future holders of
---------------------------------
any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act in good faith by any such holder, or by any noncompliance by the Company with the terms and provisions of the Note, regardless of any knowledge thereof which any such holder may have or be otherwise charged with. The holders of the Senior Indebtedness may, without in any way affecting the obligations of the holder of the Note with respect hereto, at any time or from time to time and in their absolute discretion, change the manner, place or terms of payment of, change or extend the time of payment of, or renew or alter, any Senior Indebtedness or amend, modify or supplement any agreement or instrument governing or evidencing such Senior Indebtedness or any other document referred to therein or exercise or refrain from exercising any other of their rights under the Senior Indebtedness including, without limitation, the waiver of default thereunder and the release of any collateral securing such Senior Indebtedness, all without notice to or assent from the holder of the Note.

Section 1.07  Senior Indebtedness.  The term "Senior Indebtedness" means all
              -------------------
Obligations (as defined below) of (i) the Company under the Credit Agreement, dated February 22, 2000 (as amended and restated, modified, supplemented, extended, refinanced, replaced and/or refunded from time to time, the "Credit Agreement"), among the Company, the lenders from time to time party thereto (the "Banks"), First Union National Bank, as Documentation Agent, Chase Bank of Texas, National Association, as Syndication Agent, and Bank of America, N.A., as Administrative Agent (the "Administrative Agent"), and any renewal, extension, restatement, refinancing or refunding (in whole or in part) thereof and (ii) the Company, in respect of any Interest Rate Protection Agreements or Other Hedging Agreement (as each such term is defined in the Credit Agreement). As used herein, the term "Obligation" means any principal, interest, premium, penalties, fees, expenses, indemnities and other liabilities and obligations payable under the documentation governing any indebtedness (including interest after the commencement of any bankruptcy, insolvency, receivership or similar proceeding at the relevant rate provided pursuant to the terms of the respective indebtedness, whether or not such interest is an allowed claim against the debtor in any such proceeding).

                                                              EXHIBIT 2.02 (a-1)
                                                                      TO
                                                               CREDIT AGREEMENT

                                    FORM OF
                                REVOLVING NOTE

                                                      Dated: _____________, 2000

     FOR VALUE RECEIVED, the undersigned, GROUP MAINTENANCE AMERICA CORP., after the date hereof to be named Encompass Services Corporation, a Texas corporation (the "Company"), HEREBY PROMISES TO PAY to the order of ________________________
      -------
(the "Bank") the lesser of (i) the amount of the Bank's Revolving Loan
      ----
Commitment and (ii) the aggregate unpaid principal amount of the Revolving Loans made by the Bank to the Company pursuant to the Credit Agreement (as defined below) on the dates and in the amounts specified in such Credit Agreement.

     The Company promises to pay interest on the unpaid principal amount of each Revolving Loan from the date of such Revolving Loan until such principal amount is paid in full, at such interest rates, and payable at such dates and times, as are specified in the Credit Agreement dated as of February 22, 2000 (as the same may from time to time be amended, modified or supplemented, the "Credit
                                                                      ------
Agreement," the terms defined therein and not otherwise defined herein being
---------
used herein as therein defined), among the Company, the Subsidiaries of the Company party thereto, the Bank and certain other banks that are parties thereto, Bank of America, N.A., as Administrative Agent for the Bank and such other banks, Chase Bank of Texas, National Association, as syndication agent, and First Union National Bank, as documentation agent.

     Both principal and interest are payable in same day funds in lawful money of the United States of America to Bank of America, N.A., as Administrative Agent, at 901 Main Street, 66/th/ Floor, Dallas, Texas 75202 or at such other place as the Administrative Agent shall designate in writing to the Company.

     This Revolving Note may be held by the Bank for the account of its Domestic Lending Office or its Eurodollar Lending Office and may be transferred from one to the other from time to time as the Bank may determine.

     This Revolving Note is one of the Revolving Notes referred to in, and is entitled to the benefits of, the Credit Agreement. The obligations of the Company hereunder are guaranteed by the Guarantors pursuant to Article VIII of the Credit Agreement. The Credit Agreement, among other things, (i) provides for the making of the Revolving Loans by the Bank to the Company from time to time, the indebtedness of the Company resulting from each such Revolving Loan being evidenced by this Revolving Note and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events, also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified, and to the effect that no provision of the Credit Agreement or this Revolving Note shall require the payment or permit the collection of interest in excess of the Highest Lawful Rate.

     Except as provided in the Credit Agreement, the Company and any and all endorsers, guarantors and sureties severally waive grace, demand, presentment for payment, notice of dishonor or default or intent to accelerate, protest and notice of protest and diligence in collecting and bringing of suit against any party hereto, and agree to all renewals, extensions or partial payments hereon and to any release or substitution of security herefor, in whole or in part, with or without notice, before or after maturity.

     This Revolving Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of Texas and any applicable laws of the United States of America.


                              GROUP MAINTENANCE AMERICA CORP., to be named
                              Encompass Services Corporation


                              By:    _____________________________________
                              Name:  Darren B. Miller
                              Title: Executive Vice President

                                                               EXHIBIT 2.02(a-2)
                                                                      TO
                                                               CREDIT AGREEMENT


                                    FORM OF
                                SWINGLINE NOTE

                                                       Dated:_____________, 2000

     FOR VALUE RECEIVED, the undersigned, GROUP MAINTENANCE AMERICA CORP., after the date hereof to be named Encompass Services Corporation, a Texas corporation (the "Company"), HEREBY PROMISES TO PAY to the order of BANK OF AMERICA, N.A.
      -------
(the "Bank") ON DEMAND, but in any event no later than [seven] days of the
      ----
making of a Swingline Advance, the aggregate unpaid principal amount of the Swingline Advances made by the Bank to the Company pursuant to the Credit Agreement (as defined below).

     The Company promises to pay interest on the unpaid principal amount of each Swingline Advance from the date of such Swingline Advance until such principal amount is paid in full, at such interest rates, and payable at such dates and times, as are specified in the Credit Agreement dated as of February 22, 2000 (as the same may from time to time be amended, modified or supplemented, the "Credit Agreement," the terms defined therein and not otherwise defined herein
 ----------------
being used herein as therein defined), among the Company, the Subsidiaries of the Company party thereto, the Bank and certain other banks that are parties thereto, Bank of America, N.A., as Administrative Agent for the Bank and such other banks, Chase Bank of Texas, National Association, as syndication agent, and First Union National Bank, as documentation agent.

     Both principal and interest are payable in same day funds in lawful money of the United States of America to Bank of America, N.A., as Administrative Agent, at 901 Main Street, 66/th/ Floor, Dallas, Texas 75202 or at such other place as the Administrative Agent shall designate in writing to the Company.

     This Swingline Note may be held by the Bank for the account of its Domestic Lending Office or its Eurodollar Lending Office and may be transferred from one to the other from time to time as the Bank may determine.

     This Swingline Note is one of the Swingline Notes referred to in, and is entitled to the benefits of, the Credit Agreement. The obligations of the Company hereunder are guaranteed by the Guarantors pursuant to Article VIII of the Credit Agreement. The Credit Agreement, among other things, (i) provides for the making of the Swingline Advances by the Bank to the Company from time to time, the indebtedness of the Company resulting from each such Swingline Advance being evidenced by this Swingline Note and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events, also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified, and to the effect that no provision of the Credit Agreement or this Swingline Note shall require the payment or permit the collection of interest in excess of the Highest Lawful Rate.

     Except as provided in the Credit Agreement, the Company and any and all endorsers, guarantors and sureties severally waive grace, demand, presentment for payment, notice of dishonor or default or intent to accelerate, protest and notice of protest and diligence in collecting and bringing of suit against any party hereto, and agree to all renewals, extensions or partial payments hereon and to any release or substitution of security herefor, in whole or in part, with or without notice, before or after maturity.

     This Swingline Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of Texas and any applicable laws of the United States of America.


                                        GROUP MAINTENANCE AMERICA CORP.,
                                        to be named Encompass Services
                                        Corporation


                                        By:__________________________________
                                        Name:   Darren B. Miller
                                        Title:  Executive Vice President

                                                                 EXHIBIT 2.02(b)
                                                                      TO
                                                                CREDIT AGREEMENT

                                    FORM OF
                              TRANCHE A TERM NOTE

                                                   Dated: ________________, 2000

     FOR VALUE RECEIVED, the undersigned, GROUP MAINTENANCE AMERICA CORP., after the date hereof to be named Encompass Services Corporation, a Texas corporation (the "Company"), HEREBY PROMISES TO PAY to the order of ________________________
      -------
(the "Bank") the aggregate unpaid principal amount of the Tranche A Term Loans
      ----
made by the Bank to the Company pursuant to the Credit Agreement (as defined below) on the dates and in the amounts specified in such Credit Agreement.

     The Company promises to pay interest on the unpaid principal amount of each Tranche A Term Loan from the date of such Tranche A Term Loan until such principal amount is paid in full, at such interest rates, and payable at such dates and times, as are specified in the Credit Agreement dated as of February 22, 2000 (as the same may from time to time be amended, modified or supplemented, the "Credit Agreement," the terms defined therein and not
                   ----------------
otherwise defined herein being used herein as therein defined), among the Company, the Subsidiaries of the Company party thereto, the Bank and certain other banks that are parties thereto, Bank of America, N.A., as Administrative Agent for the Bank and such other banks, Chase Bank of Texas, National Association, as syndication agent, and First Union National Bank, as documentation agent.

     Both principal and interest are payable in same day funds in lawful money of the United States of America to Bank of America, N.A., as Administrative Agent, at 901 Main Street, 66/th/ Floor, Dallas, Texas 75202 or at such other place as the Administrative Agent shall designate in writing to the Company.

     This Tranche A Term Note may be held by the Bank for the account of its Domestic Lending Office or its Eurodollar Lending Office and may be transferred from one to the other from time to time as the Bank may determine.

     This Tranche A Term Note is one of the Tranche A Term Notes referred to in, and is entitled to the benefits of, the Credit Agreement. The obligations of the Company hereunder are guaranteed by the Guarantors pursuant to Article VIII of the Credit Agreement. The Credit Agreement, among other things, (i) provides for the making of the Tranche A Term Loans by the Bank to the Company from time to time, the indebtedness of the Company resulting from each such Tranche A Term Loan being evidenced by this Tranche A Term Note and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events, also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified, and to the effect that no provision of the Credit Agreement or this Tranche A Term Note shall require the payment or permit the collection of interest in excess of the Highest Lawful Rate.

     Except as provided in the Credit Agreement, the Company and any and all endorsers, guarantors and sureties severally waive grace, demand, presentment for payment, notice of dishonor or default or intent to accelerate, protest and notice of protest and diligence in collecting and bringing of suit against any party hereto, and agree to all renewals, extensions or partial payments hereon and to any release or substitution of security herefor, in whole or in part, with or without notice, before or after maturity.

     This Tranche A Term Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of Texas and any applicable laws of the United States of America.


                              GROUP MAINTENANCE AMERICA CORP., to be named
                              Encompass Services Corporation


                              By: _______________________________________
                              Name:    Darren B. Miller
                              Title:   Executive Vice President

                                                                 EXHIBIT 2.02(c)
                                                                       TO
                                                                CREDIT AGREEMENT


                                    FORM OF
                              TRANCHE B TERM NOTE

                                                    Dated: ______________, 2000

     FOR VALUE RECEIVED, the undersigned, GROUP MAINTENANCE AMERICA CORP., after the date hereof to be named Encompass Services Corporation, a Texas corporation (the "Company"), HEREBY PROMISES TO PAY to the order of _______________________
      -------
(the "Bank") the aggregate unpaid principal amount of the Tranche B Term Loans
      ----
made by the Bank to the Company pursuant to the Credit Agreement (as defined below) on the dates and in the amounts specified in such Credit Agreement.

     The Company promises to pay interest on the unpaid principal amount of each Tranche B Term Loan from the date of such Tranche B Term Loan until such principal amount is paid in full, at such interest rates, and payable at such dates and times, as are specified in the Credit Agreement dated as of February 22, 2000 (as the same may from time to time be amended, modified or supplemented, the "Credit Agreement," the terms defined therein and not
                   ----------------
otherwise defined herein being used herein as therein defined), among the Company, the Subsidiaries of the Company party thereto, the Bank and certain other banks that are parties thereto, Bank of America, N.A., as Administrative Agent for the Bank and such other banks, Chase Bank of Texas, National Association, as syndication agent, and First Union National Bank, as documentation agent.

     Both principal and interest are payable in same day funds in lawful money of the United States of America to Bank of America, N.A., as Administrative Agent, at 901 Main Street, 66/th/ Floor, Dallas, Texas 75202 or at such other place as the Administrative Agent shall designate in writing to the Company.

     This Tranche B Term Note may be held by the Bank for the account of its Domestic Lending Office or its Eurodollar Lending Office and may be transferred from one to the other from time to time as the Bank may determine.

     This Tranche B Term Note is one of the Tranche B Term Notes referred to in, and is entitled to the benefits of, the Credit Agreement. The obligations of the Company hereunder are guaranteed by the Guarantors pursuant to Article VIII of the Credit Agreement. The Credit Agreement, among other things, (i) provides for the making of the Tranche B Term Loans by the Bank to the Company from time to time, the indebtedness of the Company resulting from each such Tranche B Term Loan being evidenced by this Tranche B Term Note and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events, also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified, and to the effect that no provision of the Credit Agreement or this Tranche B Term Note shall require the payment or permit the collection of interest in excess of the Highest Lawful Rate.

     Except as provided in the Credit Agreement, the Company and any and all endorsers, guarantors and sureties severally waive grace, demand, presentment for payment, notice of dishonor or default or intent to accelerate, protest and notice of protest and diligence in collecting and bringing of suit against any party hereto, and agree to all renewals, extensions or partial payments hereon and to any release or substitution of security herefor, in whole or in part, with or without notice, before or after maturity.

     This Tranche B Term Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of Texas and any applicable laws of the United States of America.


                              GROUP MAINTENANCE AMERICA CORP., to be named
                              Encompass Services Corporation


                              By:________________________________________
                              Name:  Darren B. Miller
                              Title: Executive Vice President

                                                                  EXHIBIT 2.03
                                                                       TO
                                                                CREDIT AGREEMENT


                                     FORM
                                      OF
                               NOTICE OF ADVANCE

                                    [Date]

Bank of America, N.A.,
 as Administrative Agent for the Banks that are parties to the Credit Agreement referred to below
901 Main Street, 66/th/Floor
Dallas, Texas 75202

Attention:  ______________________________

Dear Sirs:

     Reference is made to the Credit Agreement dated as of February 22, 2000 (the "Credit Agreement"), among the Company, the Subsidiaries of the Company
      ----------------
party thereto, the Banks party thereto and Bank of America, N.A., as Administrative Agent for such Banks. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

     The Company hereby requests an Advance under the Credit Agreement and in that connection sets forth below the information relating to such Advance (the "Proposed Advance") as required by Section 2.03 of the Credit Agreement:
-----------------                  ------------

(a)    Aggregate Principal Amount of Proposed Advance/1/   $_______________

(b)    Business Day of Proposed Advance                     _______________

(c)    Type of Advances/2/                                  _______________

_________________________

/1/ With respect to any Proposed Eurodollar Rate Advance, not less than $5,000,000.00 and in integral multiples of $1,000,000.00, and with respect to any Proposed Alternate Base Rate Advance, not less than $1,000,000.00 and $500,000.00 multiples thereof.

/2/  Alternate Base Rate Advance or Eurodollar Rate Advance.

(d)  Interest Period and last day thereof/3/        _________________

     By each of the delivery of this Notice of Advance and the acceptance of any or all of the Advances made by the Banks in response to this Notice of Advance, the Company shall be deemed to have represented and warranted that the conditions to lending specified in Article IV of the Credit Agreement have been satisfied with respect to the Proposed Advance.

                              Very truly yours,

                              GROUP MAINTENANCE AMERICA CORP., to be named
                              Encompass Services Corporation


                              By: ________________________________________
                              Name: ______________________________________
                              Title:______________________________________


____________________________

/3/ Applicable only to a Eurodollar Rate Advance, which shall have a duration of one, two, three or six months, and which shall end not later than the Maturity Date; subject, however, to the limitations contained in the Credit Agreement.

                                                                 EXHIBIT 2.05
                                                                      TO
                                                                CREDIT AGREEMENT


                                     FORM
                                      OF
                             NOTICE OF CONVERSION

                                    [Date]

Bank of America, N.A., as Administrative Agent for the Banks that are parties to the Credit Agreement referred to below
901 Main Street, 66/th/ Floor
Dallas, Texas 75202

Attention:  _____________________

Dear Sirs:

     Reference is made to the Credit Agreement dated as of February 22, 2000 (the "Credit Agreement"), among the Company, the Subsidiaries of the Company
      ----------------
party thereto, the Banks party thereto and Bank of America, N.A., as Administrative Agent for such Banks. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

     The Company hereby requests that all or part of a prior Advance under the Credit Agreement be converted into another Type and in that connection sets forth the following information:

     (a)  Aggregate Principal Amount of Proposed Conversion   $_____________

     (b)  Date of Proposed Conversion /1/                      _____________


     (c) Type of Conversion (i.e., from Eurodollar Rate to
               Alternate Base Rate or vice versa)              _____________



___________________

     /1/    Must be a Business Day not less than three (3) Business Days subsequent in the case of conversion into an Eurodollar Rate Advance and one (1) Business Day subsequent in the case of conversion into a Base Rate Advance.

     (d) Interest Period and last day thereof (if converting
               to Eurodollar Rate Advance)                     _____________



                              The Company

                              GROUP MAINTENANCE AMERICA CORP., to be named
                              Encompass Services Corporation


                              By:___________________________________________
                              Name:_________________________________________
                              Title:________________________________________

                                                                  EXHIBIT 3.02
                                                                       TO
                                                                CREDIT AGREEMENT

                                    FORM OF
                           LETTER OF CREDIT REQUEST


Bank of America, N.A., as Issuing Bank                 Date:  ________________
901 Main Street, 66/th/ Floor
Dallas, Texas 75202

     Attention:  ________________

     Reference is made to the Credit Agreement dated effective as of February 22, 2000 (as amended or modified from time to time, the "Credit Agreement")
                                                         ----------------
among Group Maintenance America Corp., after the date thereof to be named Encompass Services Corporation, certain of its Subsidiaries and Bank of America, N.A., as Administrative Agent for itself and the other Banks named therein. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The undersigned hereby gives you notice pursuant to Section 3.02 of the Credit Agreement that it requests that the Issuing Bank issue a Letter of Credit under the Credit Agreement and sets forth below the terms of such Letter of Credit:

          1.  Name of beneficiary:     ____________________________________

          2.  Name of account party:   ____________________________________

          3.  Amount:                $ ____________________________________

          4.  Expiration date of the Letter of Credit to be issued: _______

          5.  Description of the goods, if any: ___________________________

          6.  Advising bank, if any: ______________________________________

          7. Options: partial drawings _______________________ permitted are / are not

          8.  Terms and required documents, if any: _______________________

     By delivery of this request for the issuance of a Letter of Credit, the undersigned represents and warrants that the conditions to the issuance thereof specified in the Credit Agreement have been satisfied and that, following the issuance requested herein, the total Letters of Credit and Existing Letters of Credit outstanding do not exceed $50,000,000.00.


                              Very truly yours,

                              GROUP MAINTENANCE AMERICA CORP., to be named
                              Encompass Services Corporation



                              By:    ______________________________
                              Name:  ______________________________
                              Title:  _____________________________

                              Security Agreement

     This Security Agreement (as the same may be amended, amended and restated, modified or supplemented from time to time, this "Agreement") dated as of
                                                  ---------
February 22, 2000 is executed by Group Maintenance America Corp., after the date hereof to be named Encompass Services Corporation, a Texas corporation with an office at 8 Greenway Plaza, Suite 1500, Houston, TX 77046 (the "Company"), the
                                                                -------
Domestic Subsidiaries (as defined in the Credit Agreement defined below) of the Company signatory hereto now or in the future (collectively with any future Domestic Subsidiaries party to the Credit Agreement and the Company, the "Debtors" and each individually, a "Debtor"), for the benefit of Bank of
 -------                            ------
America, N.A., as Administrative Agent for itself and for the banks under the Credit Agreement, as hereinafter defined (in such capacity, the "Secured
                                                                 -------
Party").

                             Preliminary Statement

     Whereas, the Company, the Secured Party, as Administrative Agent, and the banks party thereto entered into that certain Credit Agreement dated as of February 22, 2000 ("Credit Agreement"), relating to the extension of a series of
                    ----------------
loans with a commitment totaling $800,000,000.00 by said banks to the Company;
and

     WHEREAS, it is a condition precedent to the obligation of the Secured Party to make the Loans to the Company under the Credit Agreement that the Company and the Debtors shall execute and deliver this Agreement to the Secured Party; and

     WHEREAS, the Debtors will each benefit from the execution of the Credit Agreement and wish to execute this Agreement in order to help satisfy such condition precedent and to secure the obligations under the Credit Agreement and letters of credit from time to time issued;

     NOW THEREFORE, in consideration of the premises and in order to induce the Banks to extend the loans and the Issuing Bank to issue letters of credit pursuant to the terms of the Credit Agreement, the Debtors hereby agree to the following:

     SECTION  1.  Defined Terms.
                  -------------

     (a) Each capitalized term used herein and not otherwise defined shall have the meaning for such term as defined in the Credit Agreement and/or a Loan Document.

     (b)  The term "UCC" means the Uniform Commercial Code as in effect on the
                    ---
date hereof in the State of Texas; provided that if by mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interests granted pursuant to Section 2
                                       ---------
hereof, as well as all other security interests created or assigned as additional security for the Secured Obligations pursuant to the provisions of this Agreement, in any Collateral is governed by the UCC as in effect in a jurisdiction other than Texas, "UCC" means the UCC as in effect in such other
                                ---
jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

     (c)  "Secured Obligations" means obligations, contingent or otherwise, of
           -------------------
the Company or any Debtor pursuant to any of the Loan Documents, including, without limitation, all sums owing by the Company or any Debtor to the Secured Party under any of the Loan Documents, any obligations outstanding now or in the future, including, but not limited to, any letters of credit issued by the Secured Party or any other Bank and any interest rate swaps, hedges or similar agreements between any Debtor or any of its Subsidiaries and any of the Banks all on a pari passu basis.

     SECTION  2.  Grant of Security.  Each Debtor hereby grants to the Secured
                  -----------------
Party a Lien or security interest in, all of such Debtor's right, title and interest in and to the following assets of such Debtor, now owned or hereafter acquired, except as otherwise excluded on Schedule I hereto (the "Collateral"):
                                          ----------              ----------

     (a) (i) All accounts (as defined in the UCC), and (whether or not included in such definition)(ii) all receivables, accounts receivable, lease receivables, contract rights, chattel paper, drafts, acceptances, instruments, writings evidencing a monetary obligation or a security interest or a lease of goods, general intangibles and other obligations of any kind, now or hereafter existing, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, and all rights now or hereafter existing in and to all agreements, leases, and other contracts securing or otherwise relating to any such accounts, lease receivables, chattel paper, drafts, acceptances, instruments, writings evidencing a monetary obligation or a security interest or a lease of goods, general intangibles or obligations (any and all of the foregoing in sub-clause (i) and (ii) being the "Receivables");
                                                               -----------
and

     (b) All inventory (as defined in the UCC) in all of its forms, wherever located, now or hereafter existing and whether acquired by purchase, merger or otherwise, and all raw materials, stores, tools, and work in process therefor, all finished goods, spare parts, service parts, and all materials used or consumed in the manufacture, packing, shipping, advertising, selling, leasing or production thereof, including (whether or not included in such UCC definition) goods in which the Debtors have an interest in mass or joint or other interest or right of any kind and goods which are returned to or repossessed by the Debtors, and all accessions thereto and products thereof (any and all of the foregoing being the "Inventory"); and
                     ---------

     (c) All products and proceeds of any and all of the foregoing Collateral and, to the extent not otherwise included, all payments received in connection with any excluded assets described on Schedule I(B), and all payments under
                                      -------------
insurance or any indemnity, warranty or
guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral.

     SECTION  3.  Security for Obligations.  This Agreement secures, on a first
                  ------------------------
and prior basis except for the Permitted Liens, and other Liens permitted under the Credit Agreement, the prompt and complete payment of the Secured Obligations.

     SECTION 4.   Debtors Remains Liable.  Anything herein to the contrary
                  ----------------------
notwithstanding, (a) the Debtors shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein (and subject to any defenses thereto) to perform all of their duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Secured Party of any of the rights hereunder shall not release the Debtors from any of their duties or obligations under the contracts and agreements included in the Collateral, and (c) the Secured Party shall have no obligations or liability under the contracts and agreements included in the Collateral solely by reason of this Agreement, and the Secured Party shall not be obligated to perform any of the obligations or duties of the Debtors thereunder or to take any action to collect or enforce any claim for payment assigned hereunder in each case, solely by reason of this Agreement.

     SECTION  5.  Representations and Warranties.  Each Debtor represents and
                  ------------------------------
warrants as follows:

     (a)  Those locations specified on Schedule II-A hereto or such other
                                       -------------
locations disclosed to the Secured Party after the date hereof constitute all of the locations at which there is located any Inventory of any Debtors (other than rolling stock or Inventory in transit or Inventory placed at the location of its installation pending installation and payment therefor). The principal place of business and chief executive office of the Company and the office where it keeps its records concerning the Receivables, are located at the address specified in the introductory paragraph to this Agreement or at such other locations disclosed to the Secured Party after the date hereof. Each other Debtor has its chief executive office at the location shown on Schedule II-B hereto or at such
                                                -------------
other locations disclosed to the Secured Party after the date hereof.

     (b) Each Debtor owns the Collateral free and clear of any Lien, except for Permitted Liens, Liens created hereunder, and other Liens permitted under the Credit Agreement. No effective financing statement or other instrument similar in effect evidencing a valid security interest against the Company or any Debtor covering all or any part of the Collateral is on file in any recording office, except for (i) protective filings under true leases, (ii) filings made in connection with Permitted Liens, (iii) Liens permitted under the Credit Agreement, (iv) filings pursuant to this Agreement, (v) filings made with respect to which appropriate termination statements executed by the secured lender thereunder have been delivered or shall be delivered to the Secured Party pursuant to the terms of the Credit Agreement, and (vi) filings which relate to Indebtedness that has been repaid, with respect to which the Debtors shall make commercially reasonable efforts, upon the request of the Secured Party, to obtain termination statements or other appropriate releases.

     (c) This Agreement has been duly executed and delivered by each Debtor. Upon the filing of financing statements in the locations listed on Schedule III
                                                                   ------------
hereto, the security interests granted herein shall constitute valid and
------
perfected security interests in substantially all the Collateral, subject only to Permitted Liens and other Liens permitted under the Credit Agreement, to the extent such security interests can be perfected by such filings pursuant to the UCC.

     (d) No consent of, or notice to, any other Person and no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (i) for the grant by the Debtors of the Liens granted hereby or for the execution, delivery or performance of this Agreement by the Debtors or (ii) for the perfection of the rights and remedies hereunder, other than the filing of financing statements as provided in
(c) above.

     (e) All information with respect to the Collateral and the obligors under the Receivables set forth in any schedule hereto, certificate or other writing at any time heretofore or hereafter furnished by each Debtor to the Secured Party, taken as a whole, is, to each Debtor's knowledge, true, correct and complete in all material respects as of the date specified therein.

     SECTION  6.  Further Assurances.  (a) Each Debtor agrees that from time to
                  ------------------
time, at the expense of the Debtor, each Debtor will promptly execute and deliver all further instruments and documents, and take all further action, that the Secured Party may reasonably request as being necessary or desirable in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Debtor will: (i) if any Receivable shall be evidenced by a promissory note or other instrument, upon the reasonable request of the Secured Party, deliver and pledge to the Secured Party such note or instrument duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to the Secured Party; and (ii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices as the Secured Party may reasonably request as being necessary or desirable in order to perfect and preserve the security interests granted or purported to be granted hereby.

     (b) Each Debtor hereby authorizes the Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of such Debtor, in each case where permitted by law. A carbon, photographic or other reproduction of any financing statement executed by each Debtor covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law. Secured Party shall give the Company notice of any financing statements.

     (c) Each Debtor will furnish to the Secured Party from time to time statements and schedules further identifying and describing the Collateral as the Secured Party may reasonably request, all in reasonable detail.

     (d) Each Debtor will promptly notify the Secured Party of any change of its name, corporate structure, federal employer identification number or the address of its principal place of business or chief executive office where its books and records are maintained.

     (e) Each Debtor shall keep its principal place of business and chief executive office and the office where it keeps its records concerning the Collateral, at the location or locations therefor specified in Section 5(a) or,
                                                               ------------
upon notice within 30 days after such move, at such other locations in a jurisdiction where all action required by Section 6(a) shall have been or shall
                                          ------------
be taken with respect to the Collateral.

     (f) Except as otherwise provided in this subsection (f), each Debtor shall continue to collect, at its own reasonable expense, all amounts due or to become due such Debtor under the Receivables. In connection with such collections, each Debtor may take (and, upon the occurrence and continuance of an Event of Default and so long as it is continuing and has not been waived at the Secured Party's direction, shall take) such action as such Debtor or the Secured Party may deem necessary or advisable to enforce collection of the Receivables; provided, that the Secured Party shall have the right at any time during the existence of an Event of Default, upon written notice to each Debtor of its intention to do so, to notify the account debtors or obligors under any Receivables of the assignment of such Receivables to the Secured Party and to direct such account debtors or obligors to make payment of all amounts due or to become due to such Debtor thereunder directly to the Secured Party and, upon such notification and at the expense of such Debtor, to enforce collection of any such Receivables, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Debtor might have done. After receipt by the Debtors of the notice from the Secured Party referred to in the proviso to the preceding sentence, (i) all amounts and proceeds (including instruments) received by the Debtors in respect of the Receivables shall be received in trust by the Debtors, shall be segregated from other funds of the Debtors and shall be forthwith paid over to the Secured Party in the same form as so received (with any necessary endorsement) to be held as cash collateral and either (A) released to the Debtors so long as no Default or Event of Default shall be continuing or
(B) if any Default or Event of Default shall be continuing, applied as provided in Section 12(b), and (ii) the Debtors shall not adjust, settle or compromise
   -------------
the amount or payment of any Receivable, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon, except with the prior written consent of the Secured Party.

     (g) The Debtors shall keep substantially all the Inventory (other than such Inventory sold in the ordinary course of business or Inventory in transit or Inventory placed at the location of its installation pending installation and payment therefor) at the places therefor specified in Section 5(a) or, upon
                                                      ------------
notice within 30 days after such move to the Secured Party, at such other places in jurisdictions where all action required by Section 6(a) shall have been or
                                              ------------
shall be taken with respect to such Inventory.

     (h) The Debtors shall promptly upon request furnish to the Secured Party a statement respecting any material loss or damage to any of the Inventory or any other of the Collateral and will permit the Secured Party to inspect the Collateral upon reasonable notice during normal business hours.

     SECTION  7.  Secured Party Appointed Attorney-in-Fact. Each Debtor hereby
                  ----------------------------------------
irrevocably appoints the Secured Party as the Debtors' attorney-in-fact, with full authority in the place and stead of the Debtors and in the name of the Debtors, from time to time in the Secured Party's sole reasonable discretion after the occurrence of an Event of Default and during the continuance thereof, to take any action and to execute any instrument which the Secured Party may deem reasonably necessary or advisable to accomplish the purposes of this Agreement, including:

     (a) to obtain insurance required to be maintained pursuant to the Credit Agreement,

     (b) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral,

     (c) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (b) above,

     (d) to file any claims or take any action or institute any proceedings which the Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Secured Party with respect to any of the Collateral, and

     (e) to sell, transfer, assign, or otherwise deal in or with the Collateral or the proceeds thereof, as provided herein and subject to applicable law, as fully and effectually as if the Secured Party were the absolute owner thereof; provided, that the Secured Party shall give the Debtors not less than ten (10) days' prior written notice of the time and place of any sale or other intended disposition of any of the Collateral, except any Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market. The Debtors agree that such notice constitutes "reasonable notification" within the meaning of (S) 9.504(c) of the UCC.

     SECTION 8.  Secured Party May Perform.  If any Debtor fails to perform any
                 -------------------------
agreement contained herein, the Secured Party may itself perform, or cause performance of, such agreement, and the expenses of the Secured Party incurred in connection therewith shall be payable upon demand by such Debtor and if not paid shall bear interest at the Default Rate set forth in the Credit Agreement.

     SECTION 9.  The Secured Party's Duties.  The powers conferred on the
                 --------------------------
Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it or any other Party to exercise any such powers. In regard to any Debtor, except for reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, neither the Secured Party nor any other party shall have any duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Secured Party accords its own property.

     SECTION 10. Remedies.  If any Event of Default shall have occurred and be
                 --------
continuing:

     (a) The Secured Party may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC and the Secured Party may also (i) require any Debtor to, and each Debtor hereby agrees that it will at its reasonable expense and upon request of the Secured Party forthwith, assemble all or part of the Collateral as directed by the Secured Party and make it available to the Secured Party at a place to be designated by the Secured Party, and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Secured Party's offices or elsewhere, for cash or on credit, and upon such other terms as may be commercially reasonable. Each Debtor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days' prior notice to the Debtors of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification thereof. The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

     (b) Any cash received by the Secured Party shall be applied to repay the Secured Obligations. Any surplus of such cash or cash proceeds held by the Secured Party and remaining after payment in full of all the Secured Obligations shall be paid over to the Debtors or to whomsoever may be lawfully entitled to receive such surplus.

     SECTION 11.  Amendments.  No amendment or waiver of any provision of this
                  ----------
Agreement, nor consent to any departure by the Debtors herefrom, shall in any event be effective unless the same shall be in writing and signed by the Secured Party with the requisite consent of the Debtors, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     SECTION 12.  Addresses for Notices.  All notices and other communications
                  ---------------------
provided for hereunder shall be given in the manner and at the addresses and telecopy numbers as set forth in the Credit Agreement, and shall become effective, as specified in the Credit Agreement.

     SECTION 13.  Termination; Reinstatement.  (a) Each Debtor agrees that this
                  --------------------------
Agreement and the Liens granted hereunder shall terminate when, but only when, all Secured Obligations have been fully paid and performed (except for indemnification obligations not yet due) and all Banks' commitments under the Loan Documents have expired or been terminated. At any time thereafter upon the Debtor's request, the Secured Party shall (i) promptly reassign and redeliver, (or cause to be reassigned and redelivered) to the Debtors, or to such Person or Persons as the Debtors shall designate in writing, against receipt, such of the Collateral (if any) as shall not have been sold or otherwise applied by the Secured Party pursuant to the terms hereof and shall still be held by it hereunder and (ii) terminate any financing statements with respect to the Collateral or any part thereof. Any such reassignment shall be without recourse upon, or representation or warranty by, the Secured Party (other than that the Secured Party has not sold, encumbered or otherwise transferred any interest in the Collateral except as provided in this Agreement) and shall be at the sole reasonable cost and expense of the Debtors.

     (b) This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any amount received by the Secured Party in respect of the Secured Obligations is rescinded or must otherwise be restored or returned by the Secured Party upon the filing of any bankruptcy proceeding by or of the Debtors or upon the appointment of any intervenor or conservator of, or trustee or similar official for, the Debtors or any substantial part of their assets, or otherwise, all as though such payments had not been made.

     SECTION 14.  Waiver of Marshaling.  All rights of marshaling of assets of
                  --------------------
the Debtors, including any such right with respect to the Collateral, are hereby waived by the Debtors.

     SECTION 15.  Limitation by Law.  All rights, remedies and powers provided
                  -----------------
in this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Agreement are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited to the extent necessary so that they will not render this Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

     SECTION 16.  Separability.  Should any clause, sentence, paragraph,
                  ------------
subsection or Section of this Agreement be judicially declared to be invalid, unenforceable or void, such declaration will not have the effect of invalidating or voiding the remainder of this Agreement, and the parties hereto agree that the part or parts of this Agreement so held to be invalid, unenforceable or void will be deemed to have been stricken herefrom by the Secured Party hereto, and the remainder will have the same force and effectiveness as if such stricken part or parts had never been included herein.

     SECTION 17.  No Waiver; Remedies.  No failure on the part of the Secured
                  -------------------
Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     SECTION 18.  Partial Release of Security Interest. Upon the request of the
                  ------------------------------------
Debtors in connection with any sale, transfer or other disposition of property or assets permitted hereunder or under any Loan Document, so long as no Event of Default under any of the Loan Documents has occurred and is continuing, the Secured Party shall execute and deliver to the Debtors duly executed releases or partial releases, as applicable, of any security interest it may have in such property or assets, in form and substance reasonably satisfactory to the Secured Party and the applicable Debtor.

     SECTION 19.  Continuing Security Interest.  This Agreement shall create a
                  ----------------------------
continuing security interest in the Collateral and shall (a) remain in full force and effect until payment in full of the Secured Obligations, (b) be binding upon each Debtor, its successors and assigns, and (c) inure to the benefit of the Secured Party and its respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), the Secured Party may assign or otherwise transfer all or a portion of its interests, rights and obligations under any Note held by it pursuant to the Credit Agreement or pursuant to any Loan Document. Upon the payment in full of the Secured Obligations, the Liens granted hereby shall terminate and all rights to the Collateral shall revert to the Debtors. Upon any such termination, the Secured Party will, at the Debtors' reasonable expense, promptly execute and deliver to the Debtors such documents as the Debtors shall reasonably request to evidence such termination. Any Subsidiary of the Company that executes an Adoption Agreement after the date of this Agreement shall, upon such execution, become a party hereto as a Debtor.

     SECTION 20.  Survival of Representations and Warranties.  All
                  ------------------------------------------
representations and warranties contained in this Agreement or made in writing by or on behalf of the Debtors in connection herewith are true and correct in all material respects when made or deemed made and shall survive the execution and delivery of this Agreement until repayment of the Secured Obligations. Any investigation by the Secured Party shall not diminish in any respect whatsoever its rights to rely on such representations and warranties.

     SECTION 21.  Governing Law; Terms.  This Agreement shall be governed by and
                  --------------------
construed in accordance with the laws of the State of Texas and the applicable laws of the United States of America, except as required by mandatory provisions of law and except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular collateral are governed by the laws of a jurisdiction other than the State of Texas.

     SECTION 22.  Inconsistencies. In the event of any irreconcilable
                  ---------------
inconsistences between any provision of this Agreement and any provision of the Credit Agreement and/or the Loan Documents, the provisions of this Agreement shall control.

     SECTION 23.  Counterparts.  This Agreement may be executed in any number of
                  ------------
counterparts, and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same agreement.

     SECTION 24.  Interpretation.
                  --------------

     (a)  In this Agreement, unless a clear contrary intention appears:

               (i) the singular number includes the plural number and vice versa;

               (ii) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision;

               (iii) reference to any Person includes such Person's successors and assigns but, if applicable, only if such successors and assigns are permitted by this Agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually, provided that nothing in this clause (iii) is intended to authorize any assignment not otherwise permitted by this Agreement;

               (iv) reference to any agreement, document or instrument means such agreement, document or instrument as amended, supplemented or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof, and reference to any
          Note includes any Note issued pursuant hereto in extension or renewal thereof and in substitution or replacement therefor;

               (v) unless the context indicates otherwise, reference to any Section or Schedule means such Section hereof or such Schedule hereto;

               (vi) the words "including" (and with correlative meaning "include") means including, without limiting the generality of any description preceding such term;

               (vii) with respect to the determination of any period of time, the word "from" means "from and including" and the word "to" means "to but excluding;" and

               (viii) reference to any law means such as amended, modified, codified or reenacted, in whole or in part, and in effect from time to time.

     (b) The Section headings herein are for convenience only and shall not affect the construction hereof.

     (c) No provision of this Agreement shall be interpreted or construed against any Person solely because that Person or its legal representative drafted such provision.

     SECTION 25.  Submission to Jurisdiction.  (a) ANY LEGAL ACTION OR
                  --------------------------
PROCEEDING WITH RESPECT TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE STATE OF TEXAS, IN DALLAS COUNTY OR THE UNITED STATES FOR THE NORTHERN DISTRICT OF TEXAS AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH DEBTOR HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS WITH RESPECT TO ANY SUCH ACTION OR PROCEEDING. EACH DEBTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO IT AT ITS ADDRESS PROVIDED IN THE CREDIT AGREEMENT, SUCH SERVICE TO BECOME EFFECTIVE THIRTY (30) DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE SECURED PARTY TO SERVE PROCESS IN ANY OTHER MANNER

PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE DEBTORS IN ANY OTHER JURISDICTION.

     (b) EACH DEBTOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

     SECTION 26.  Waiver of Jury Trial.  EACH PARTY HEREBY WAIVES, TO THE EXTENT
                  --------------------
PERMITTED BY APPLICABLE LAW, ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT OR UNDER ANY AMENDMENT, LOAN DOCUMENTS, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM OR RELATING TO ANY BANKING OR FINANCIAL RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT OR ANY LOAN DOCUMENT, AND AGREES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

     SECTION 27.  Final Agreement of the Parties.  THIS AGREEMENT (INCLUDING THE
                  ------------------------------
SCHEDULES HERETO) AND THE OTHER LOAN DOCUMENTS CONSTITUTE A "LOAN AGREEMENT" AS DEFINED IN SECTION 26.02(A) OF THE TEXAS BUSINESS AND COMMERCE CODE, AND REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR,

CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, the Debtors have caused this Agreement to be duly executed and delivered by its officer duly authorized as of the date first above written.


                                COMPANY/DEBTOR:

                                        GROUP MAINTENANCE AMERICA
                                        CORP., to be named Encompass Services
                                        Corporation, a Texas corporation


                                        By:    _________________________________
                                        Name:  Darren B. Miller
                                        Title: Executive Vice President

SUBSIDIARIES/DEBTORS:

BOSS SUBSIDIARIES

ADVENT ELECTRIC CO., INC.
AMERICAN AIR COMPANY, INC.
ATLANTIC ELECTRIC COMPANY, INC.
BARNES IVEY MECHANICAL COMPANY, L.L.C.
B&R ELECTRICAL SERVICES, INC.
BELTLINE MECHANICAL SERVICES, INC.
BRAZOSPORT MANAGEMENT, INC.
BUILDING ONE MECHANICAL SERVICES, INC. (TO BE NAMED ENCOMPASS MECHANICAL SERVICES, INC.)
BUILDING ONE COMMERCIAL, INC. (F/K/A SPANN BUILDING MAINTENANCE COMPANY, TO BE NAMED ENCOMPASS COMMERCIAL, INC.)
BUILDING ONE SERVICE SOLUTIONS, INC.
BUYR, INC.
CHAMBERS ELECTRONIC COMMUNICATIONS, INC.
CONSOLIDATED ELECTRICAL GROUP, INC.
CRAMAR ELECTRIC, INC.
C.R. HIPP CONSTRUCTION CO., INC.
D&P JANITORIAL, INC.
DEL-AIR SERVICE COMPANY, INC.
D/FW MECHANICAL SERVICES, INC.
DIRECT ENGINEERED MAINTENANCE, INC.
DIVERSIFIED MANAGEMENT SERVICES, U.S.A., INC.
EDG POWER GROUP, INC.
ELECTRICAL CONTRACTING, INC.
ELECTRICAL DESIGN & CONSTRUCTION, INC.
ENGINEERING DESIGN GROUP, INC.
FACILITYDIRECT.COM, LLC (F/K/A ALLIANCE SUPPLY CO., LLC)
FRED CLARK ELECTRICAL CONTRACTOR, INC.
GAMEWELL MECHANICAL, INC.
GARFIELD-INDECON ELECTRICAL SERVICES, INC.
G.S. FINANCIAL, INC.
G.S. GROUP, INC.
G.S.I. OF CALIFORNIA, INC.
GULF STATES, INC.
HYDRO COOLING, INC.
INTERSTATE BUILDING SERVICES, LLC
IVEY MECHANICAL COMPANY, INC.
IVEY MECHANICAL SERVICES, L.L.C.
K & A MECHANICAL, INC.
THE LEWIS COMPANIES, INC.
LEXINGTON/IVEY MECHANICAL COMPANY, LLC

MCINTOSH MECHANICAL, INC.
MH TECHNOLOGIES, INC.
NATIONAL NETWORK SERVICES, INC.
OIL CAPITAL ELECTRIC, INC.
OMNI MECHANICAL COMPANY
OMNI MECHANICAL SERVICES, By Omni Mechanical Company
POTTER ELECTRIC CO., INC.
PROCESS DESIGN BUILDERS, LLC
PRO WIRE SECURITY SYSTEMS, INC.
REGENCY ELECTRIC COMPANY, INC.
REGENCY ELECTRIC COMPANY ATLANTA OFFICE
REGENCY ELECTRIC COMPANY CHARLOTTE OFFICE, INC.
REGENCY ELECTRIC COMPANY JACKSONVILLE OFFICE, INC.
REGENCY ELECTRIC COMPANY MEMPHIS OFFICE, INC.
REGENCY ELECTRIC COMPANY ORLANDO OFFICE, INC.
REGENCY ELECTRIC COMPANY PROJECTS GROUP, INC.
REGENCY ELECTRIC COMPANY SOUTH FLORIDA OFFICE, INC.
RIVIERA ELECTRIC CONSTRUCTION CO.
RIVIERA ELECTRIC OF CALIFORNIA, INC.
ROBINSON MECHANICAL COMPANY
SANDERS BROS., INC.
SKC ELECTRIC, INC.
SKCE, INC.
S.L. PAGE CORPORATION
SULLIVAN ELECTRIC, INC.
TAYLOR-HUNT ELECTRIC, INC. (F/K/A TAYLOR ELECTRIC, INC.)
TESTRONICS, INC.
TOWN & COUNTRY ELECTRIC, INC.
TRI-CITY ELECTRICAL CONTRACTORS, INC.
TRI-M BUILDING AUTOMATION SYSTEMS CORP.
TRI-M CORPORATION
TRI-M ELECTRICAL CONSTRUCTION CORP.
TRI-M HOLDING CORP.
TSE ACQUISITION CORP.
TRI-STATE ACQUISITION CORP.
WALKER ENGINEERING, INC.
WALTER C. DAVIS & SON, INCORPORATED
WATSON ELECTRICAL CONSTRUCTION CO.
WILSON ELECTRIC COMPANY, INC.
WAYZATA, INC.
ZWART, INC. (D/B/A MOUNTAIN VIEW ELECTRIC, INC.)

By:____________________________________
Name:   F. Traynor Beck
Title:  Vice President and Assistant Secretary
        Acting on Behalf of Each of the Above

GROUPMAC SUBSIDIARIES

AA ADVANCE AIR, INC.
AA JARL, INC.
A-ABC APPLIANCE, INC.
A-ABC SERVICES, INC.
A-1 MECHANICAL OF LANSING, INC.
AIR CONDITIONING ENGINEERS, INC.
AIR CONDITIONING, PLUMBING & HEATING SERVICE CO., INC.
AIRCON ENERGY INCORPORATED
AIR SYSTEMS, INC.
AIRTRON, INC.
AIRTRON OF CENTRAL FLORIDA, INC.
ALL SERVICE ELECTRIC, INC.
ARKANSAS MECHANICAL SERVICES, INC.
ATLANTIC INDUSTRIAL CONSTRUCTORS, INC.
CALLAHAN ROACH PRODUCTS & PUBLICATIONS, INC.
CARDINAL CONTRACTING CORPORATION
CENTRAL AIR CONDITIONING CONTRACTORS, INC.
CENTRAL CAROLINA AIR CONDITIONING COMPANY
CHAPEL ELECTRIC CO.
CHARLIE CRAWFORD, INC.
CLARK CONVERSE ELECTRIC SERVICE, INC.
COLONIAL AIR CONDITIONING COMPANY
COMMERCIAL AIR HOLDING COMPANY
COMMERCIAL AIR, POWER & CABLE, INC.
CONTINENTAL ELECTRICAL CONSTRUCTION CO.
COSTA AND RIHL, INC.
COSTA & RIHL PLUMBING, INC.
COSTNER BROTHERS, INC.
DIVCO, INC.
DYNALINK CORPORATION
ELECTRICAL ASSOCIATES OF DALLAS, INC.
EVANS SERVICES, INC.
THE FARFIELD COMPANY
FERGUSON ELECTRIC CORPORATION
GENTZLER ELECTRICAL CONTRACTORS, INC.
GILBERT MECHANICAL CONTRACTORS, INC.
GREENWAY INVESTMENT CORP.

GROUPMAC FACILITY SERVICES, INC. (TO BE NAMED ENCOMPASS FACILITY SERVICES, INC.) GROUPMAC HOLDING CORP. (TO BE NAMED ENCOMPASS HOLDING CORP.) By Airtron, Inc. and Paul E. Smith Co., Inc.
GROUPMAC INDIANA, L.L.C. (TO BE NAMED ENCOMPASS INDIANA, L.L.C.)
GROUPMAC MARYLAND CORP. (TO BE NAMED ENCOMPASS MARYLAND CORP.)
GROUPMAC TEXAS L.P. (TO BE NAMED ENCOMPASS TEXAS L.P.), By GroupMAC Holding
Corp.
HPS PLUMBING SERVICES, INC.
HALLMARK AIR CONDITIONING, INC.
HUNGERFORD MECHANICAL CORPORATION
J. D. STEWARD AIR CONDITIONING, INC.
K & N PLUMBING, HEATING AND AIR CONDITIONING, INC.
LANEY'S, INC.
LINFORD SERVICE CO.
L.T. MECHANICAL, INC.
MACDONALD-MILLER CO., INC.
MACDONALD-MILLER INDUSTRIES, INC.
MACDONALD-MILLER OF OREGON, INC.
MACDONALD-MILLER SERVICE, INC.
MASTERS, INC.
MECHANICAL INTERIORS, INC.
MECHANICAL SERVICES OF ORLANDO, INC.
MERRITT ISLAND AIR & HEAT, INC.
NEW CONSTRUCTION AIR CONDITIONING, INC.
NORON, INC.
PACIFIC RIM MECHANICAL CONTRACTORS, INC.
PAUL E. SMITH CO., INC.
PHOENIX ELECTRIC COMPANY
RAY AND CLAUDE GOODWIN, INC.
RELIABLE MECHANICAL, INC.
ROMANOFF ELECTRIC CORP.
SEQUOYAH CORPORATION
SIBLEY SERVICES, INCORPORATED
SNYDER MECHANICAL
SOUTHEAST MECHANICAL SERVICE, INC.
STATEWIDE HEATING & AIR CONDITIONING, INC.
STEPHEN C. POMEROY, INC.
STERLING AIR CONDITIONING, INC.
SUN PLUMBING, INC.
TEAM MECHANICAL, INC.
TOWER ELECTRIC COMPANY
TRINITY CONTRACTORS, INC.
UNITED ACQUISITION CORP.
VALLEY WIDE PLUMBING AND HEATING, INC.
VAN'S COMFORTEMP AIR CONDITIONING, INC.

VANTAGE MECHANICAL CONTRACTORS, INC.
VERMONT MECHANICAL, INC.
WADE'S HEATING & COOLING, INC.
WIEGOLD & SONS, INC.
WILLIS REFRIGERATION, AIR CONDITIONING & HEATING, INC.
YALE INCORPORATED


By:_____________________________________
Name:  Darren B. Miller
Title: Vice President Acting on Behalf of Each of the Above


GROUPMAC MANAGEMENT CO.
TO BE NAMED ENCOMPASS MANAGEMENT CO.


By:_____________________________________
Name:  Darren B. Miller
Title: Executive Vice President


                      ADMINISTRATIVE AGENT/SECURED PARTY:

                                   BANK OF AMERICA, N.A., as Administrative
                                   Agent for the Banks


                                   By:    ____________________________________
                                   Name:
                                   Title:

                                  Schedule  I

                                Excluded Assets


Excluded Assets means and refers to (A) that portion of the Debtor's personal property which, if included in the Collateral, would violate, be prohibited by, or constitute a default under any agreement, contract, document, or law or would require any consent which has not yet been obtained and (B) Receivables due from any residential customer of any Debtor incurred in connection with the installation of any heating, ventilation or air conditioning equipment not in excess of $6,000,000.00 at any time and including any note receivable in connection therewith; provided any and all proceeds from such excluded assets shall not be excluded assets and shall be Collateral and subject to all of the terms and conditions of this Agreement.

                                 Schedule II-A

                            Locations of Inventory

                        SECURITY AGREEMENT SCHEDULE II-A
                        --------------------------------

                             SCHEDULE OF INVENTORY
                                      AND
                              Equipment Locations
                              -------------------

                                     PART A



             Name of Subsidiary                                      Address
--------------------------------------------   ---------------------------------------------------
A-1 Mechanical of Lansing, Inc.                   615 S. Waverly Road, Lansing, Michigan 48917
AA Advance Air, Inc.                              1920 NW 32nd Street, Pompano Beach, FL 33064
A-ABC Appliance, Inc.                             8 Greenway Plaza, Ste 1500, Houston, TX 77046
A-ABC Services, Inc.                              14001 Distribution Way, Dallas, TX 75234
AA JARL, Inc.(dba Jarrell Plumbing)               6920 Winton, Houston, TX 77021
Air Conditioning Engineers, Inc.                  5250 Auburn Road, Utica Michigan 48317
Air Conditioning, Plumbing & Heating
 Service Co., Inc.                                4350 Race Street, Denver, CO 80216
Aircon Energy Incorporated                        135 Gray Street, Longmont, CO 80501
Air Systems, Inc.                                 4234 N. Freeway Blvd., #100, Sacramento, CA 95834
Airtron, Inc.                                     381 Stockton Street, San Jose, CA 95126
                                                  7813 North Dixie Drive, Dayton, OH 45414
                                                  210 Douglas Road, East Oldsmark, FL 3467
                                                  515 Elmwood Avenue, Indianapolis, IN 46203
                                                  1655 South West Street, Wichita, KS 67214
                                                  3657 O'Hare Road, Erlanger, KY 40213
                                                  3103 Fern Valley Dr., #104, Louisville, KY 40213
                                                  4885 Neo Parkway, Cleveland, OH 44128
                                                  1360 McKinley Ave., Columbus, OH 43222
                                                  3050 Plainfield Road, Dayton, OH 45432
                                                  520 Commercial Drive, Fairfield, OH 45014
                                                  513 Thompson Lane, Austin, TX 78742
                                                  208 S. International Rd., Garland, TX 75042
                                                  3250 Bingle Road, Houston, TX 77055
                                                  3319 Clear Springs, TX 78233
Airtron of Central Florida, Inc.                  210 Douglas Road, East Oldsmar, FL 34677
All Service Electric, Inc.                        1556 Whitlock Avenue, Jacksonville, FL 32211
Arkansas Mechanical Services, Inc.                2201 Lincoln Road, N. Little Rock, AR 72115
                                                  4500 Oakleys Lane, N. Little Rock, AR 72115
                                                  803 Harkrider, Ste. 8, Conway, AR 72032
Atlantic Industrial Constructors, Inc.            4500 Oakleys Lane, Richmond, VA 23231
Callahan Roach Products & Publications, Inc.      8955 E. Nichols, Ste 200, Englewood, CO 80112
Cardinal Contracting Corporation                  2300 S. Tibbs, Indianapolis, IN 46241
                                                  1251 Georgetown Road, Lexington, KY 40511
Central Air Conditioning Contractors, Inc.        9195 Red Branch Road, Columbia, MD 21045
Central Carolina Air Conditioning Company         1800 Fairfax Road, Greensboro, NC 27407-4124


Chapel Electric Co.                               320 Haled St., Winston Salem, NC 27127
Charlie Crawford, Inc.                            207 E. Sixth, Dayton, OH 45402
Clark Converse Electric Service, Inc.             1309 Pennsylvania, So. Houston, TX 77587-4042
Colonial Air Conditioning Company                 3783 Gantz Road, Grove City, OH 43123
Commercial Air Holding Company                    4 Northwood Drive, Bloomfield, CT 06002
Commercial Air, Power & Cable, Inc.               12100 Baltimore Avenue, Beltsville, MD 20705
Continental Electrical Construction Co.           12100 Baltimore Avenue, Beltsville, MD 20705
                                                  5900 Howard St., Skokie, IL 60077
Costa and Rihl, Inc.                              930 Pyott Road, Crystal Lake, IL 60014
Costa & Rihl Plumbing, Inc.                       3900 Church Road, Mt. Laurel, NJ 08054
Costner Brothers, Inc.                            3900 Church Road, Mt. Laurel, NJ 08054
Divco, Inc.                                       3175 Lesslie Highway, Rock Hill, SC 29730
Dynalink Corporation                              715 Madelia Street, Spokane, WA 99220
Electrical Associates of Dallas, Inc.             5201 Richmond Rd, Bedford Heights, OH 44146
Evans Services, Inc.                              3730 Marquis Dr., Garland, TX 75024
The Farfield Company                              2406 Valleydale Road, Birmingham, AL 35244
                                                  312 E. Meadow Valley Road, Lititz, PA 17543
                                                  1675 East Ayre St., Newport, DE 19804
                                                  195 Hempt Road, Mechanicsburg, PA 17055
Ferguson Electric Corporation                     7264 Penn Drive, Allentown, PA 18106
Gentzler Electrical Contractors, Inc.             1410 Ford Street, Colorado Springs, CO 80915
                                                  10510 Markison, Dallas, TX 75238
Gilbert Mechanical Contractors, Inc.              4924 Boyd Blvd., Unit #5, Rowlett, TX 75088
                                                  4451 West 76th Street, Minneapolis, MN 55435
Greenway Investment Corp.                         11596 K-Tel Drive, Minnetonka, MN 55343
GroupMAC Facility Services, Inc.                  1105 N. Market Square, Wilmington, DE 19801
GroupMAC Holding Corp.                            7717 Detroit SW, Seattle, WA 98106-1903
GroupMAC Indiana, L.L.C.                          8 Greenway Plaza, Ste. 1500, Houston, TX 77046
GroupMAC Management Co.                           5150 Elmwood, Indianapolis, IN 46203
GroupMAC Maryland Corp.                           8 Greenway Plaza, Ste. 1500, Houston, TX 77046
GroupMAC Texas L.P.                               6251 Ammendale Road, Beltsville, MD 20705
HPS Plumbing Services, Inc.                       8 Greenway Plaza, Suite 1500, Houston, TX 77046
Hallmark Air Conditioning, Inc.                   401 34th Street, Bakersfield, CA 93301
Hungerford Mechanical Corporation                 4517 Southerland, Houston, TX 77092
J. D.  Steward Air Conditioning, Inc.             3800 Deepwater Terminal Road, Richmond, VA 23234
K & N Plumbing, Heating and Air                   655 Elkton Drive, Colorado Springs, CO 80907
 Conditioning, Inc.                               2706 W. Pioneer Parkway, Arlington, TX 76013
L.T. Mechanical, Inc.                             1502-A Chisolm Trail Rd., Round Rock 78681
Laney's, Inc.                                     5940 General Commerce Drive, Charlotte, NC 28213-0246
Linford Service Co.                               55 South 27th Street, Fargo, ND 58103
                                                  2850 Poplar Street, Oakland, CA 94608
                                                  1460 South Carlos Ave., Ontario, CA 91761
                                                  11828 Rancho Bernardo Rd., #123-302, San Diego, CA 92128
                                                  121 Industrial Road #7, Belmont, CA 94002


MacDonald-Miller Co., Inc.                        431 N. Buchanan Circle #13, Pacheco, CA 94553
MacDonald-Miller Industries, Inc.                 4637 Chabot Drive #310, Pleasanton, CA 94588
MacDonald-Miller of Oregon, Inc.                  7717 Detroit SW, Seattle, WA 98106-1903
MacDonald-Miller Service, Inc.                    7717 Detroit SW, Seattle, WA 98106-1903
                                                  1240 SE 12th Avenue, Portland, OR 97214
                                                  7717 Detroit SW, Seattle, WA 98106-1903



Masters, Inc.                                     7891 Beechcraft, Gaithersburg, MD 20879
                                                  97-C N. Langley Road, Glen Burnie, MD 21060
Mechanical Interiors, Inc.                        256 Regal Row, Dallas, TX 75247
                                                  2007 Rutland, Austin, TX 78758
Mechanical Services of Orlando, Inc.              9440 Sidney Hayes Road, Orlando, FL 32824
Merritt Island Air & Heat, Inc.                   625 Cypress Street, Merritt Island, FL 32952
                                                  680 Azalea, Merritt Island, FL 32952
                                                  615 Cypress St., Merritt Island, FL 32952
New Construction Air Conditioning, Inc.           1900 Cedar Street, Holt, Michigan 48842
Noron, Inc.                                       5465 Enterprise, Toledo, OH 43612
Pacific Rim Mechanical Contractors, Inc.          7655 Convoy Court, San Diego, CA 92111
                                                  2031 E. Cerritos Ave., Suite 7-C, Anaheim, CA 92806
Paul E. Smith Co., Inc.                           8171 West 10th Street, Indianapolis, IN 46214
Phoenix Electric Company                          7379 S.W. Tech Center Drive, Tigard, OR 97223
Ray and Claude Goodwin, Inc.                      1033 S. Edgewood, Jacksonville, Florida 32205
Reliable Mechanical, Inc.                         13035 Middletown Industrial Blvd., Louisville, KY 40223
Romanoff Electric Corp.                           5055 Enterprise Blvd., Toledo, OH 43612
Sequoyah Corporation                              720 Eighth Avenue, Kirkland, WA 98033-5649
Sibley Services, Incorporated                     925 Industry Drive, Kirkland, WA 98033
Snyder Mechanical                                 1892 Lynnbrook, Memphis, Tennessee 38116
Southeast Mechanical Service, Inc.                1250 Lamoille Highway #104, Elko, NV 89803
Statewide Heating & Air Conditioning, Inc.        15951 Southwest 41st St., Suite 100, Davie, FL 33331
Stephen C. Pomeroy, Inc.                          808 Purser Drive, Raleigh, NC 27603
Sterling Air Conditioning, Inc.                   3131 SW 13th Drive, Deerfield Beach, FL 33442
Sun Plumbing, Inc.                                1331 East Broadway, Pearland, Texas 77581
Team Mechanical, Inc.                             20610 H&H Road, Houston, TX 77073
Tower Electric Company                            6935 Vicki Circle, Melbourne, Florida 32902-0549
Trinity Contractors, Inc.                         151 No. 600 West, Kaysville, UT 84037
                                                  11170 Lee Highway, Fairfax, VA 22030
                                                  561 Simmons Drive, Trussville, AL 35173
                                                  3455 North Main, Paris, TX 75460
United Acquisition Corp. (dba United              5072 Shirley Dr., Tyler, TX 75708
 Service Alliance)                                P.O. Box 6278, Arlington, TX 76005
Valley Wide Plumbing and Heating, Inc.            8955 East Nichols, Suite 200, Englewood, Colorado 80112
Van's Comfortemp Air Conditioning, Inc.
Vantage Mechanical Contractors, Inc.
Vermont Mechanical, Inc.                          431 Metcalf, Avon, Colorado 81620
                                                  135 W. Congress, Delray Beach, FL 33445
                                                  12901-1 Metro Parkway, Fort Meyers, FL 33912
Wade's Heating & Cooling, Inc.                    4050 Williston Road, S. Burlington, VT 05495
Wiegold & Sons, Inc.                              12 Robinson Road, Bow, NH 03304
                                                  64 Gonyeau Rd., Milton, VT 05468
                                                  12901-1 Metro Parkway, Fort Meyers, FL 33912
                                                  2255 J&C Blvd., Pine Ridge Industrial Park, Naples, FL 34109
Willis Refrigeration, Air Conditioning &
 Heating, Inc.                                    885 Ohio Pike, Cincinnati, Ohio 45245

Yale Incorporated                                 9649 Girard Avenue South, Minneapolis, MN 55431

                       Security Agreement Schedule II-A
                       --------------------------------

                                    PART B

                             SCHEDULE OF INVENTORY
                                      AND
                              Equipment Locations
                              -------------------


INVENTORY:  NONE
EQUIPMENT:  SEE BELOW

ADVENT ELECTRIC CO., INC.
5901 Walden Drive
Knoxville, TN  37919-6348

AMERICAN AIR COMPANY, INC.
7533 Avenue 304
Visalia, CA  93291

ATLANTIC ELECTRIC COMPANY, INC.
7320 Cross County Road
Charleston, SC 29423-1347

38C Sheridan Park Circle
Beaufort, SC 29910

B&R ELECTRICAL SERVICES, INC.
502 McCormick Drive
Suite M
Glen Burnie, MD 21061

BUILDING ONE MECHANICAL SERVICES, INC.
514 N. Wells Street
Kosiusko, MS  39090

872 Sparta Court
Lexington, Kentucky

7400 East Arapahoe Road, Suite 75
Englewood, Colorado

151 Bodman Place, Suite 400
Red Bank, New Jersey
1052 Grand Avenue, Suite E
Arroyo Grande, California 93420

8300 West 95th Street
Hickory Hills, Illinois

8620 South 300 West, Site #8
Sandy, Utah

2500 Longley Lane, Unit 2043
Reno, Nevada

950 Shrewsbury Avenue, Unit No. 5029
Tinton Falls, New Jersey

BUILDING ONE SERVICE SOLUTIONS, INC.
DIVERSIFIED MANAGEMENT SERVICES, U.S.A., INC.
FACILITYDIRECT.COM, LLC
45600 Terminal Drive
Dulles, VA  20166

INTERSTATE BUILDING SERVICES, LLC
421 Harvard Street
Manchester, New Hampshire 03101

D&P JANITORIAL, INC.
DIRECT ENGINEERED MAINTENANCE, INC.
577 Warren Avenue
East Providence, RI 02914

BUYR, INC.
Suite 210
110 Cheshire Lane
Minnetonka, MN 55305-1061

C.R. HIPP CONSTRUCTION CO., INC.
3537 Dorchester Road
N. Charleston, SC 29405

CONSOLIDATED ELECTRICAL GROUP, INC.
8730 Bourgade
Lenexa, KS  66219

DEL-AIR SERVICE COMPANY, INC.
135 Chicamauga Avenue
Knoxville, TN 37917

D/FW MECHANICAL SERVICES, INC.
11170 Ables Lane
P.O. Box 59822
Dallas, TX  75229

ELECTRICAL CONTRACTING, INC.
500 Corporate Drive
Escondido, CA 92029

G.S. GROUP, INC.
BRAZOSPORT MANAGEMENT, INC.
TESTRONICS, INC.
G.S. FINANCIAL, INC.
6711 East Hwy 332
Freeport, TX  77541

GULF STATES, INC.
6711 East Hwy 332
Freeport, TX 77541

238 Cahaba Valley Parkway
N. Pelham, Alabama 35124

P.O. Box 692
Gails Ferry, CT 06355

G.S.I. OF CALIFORNIA, INC.
6711 East Hwy 332
Freeport, TX 77541

3400 E. 2nd Street
Benicia, CA 94510

1503 Loveridge Rd.
Pittsburgh, CA 94565

GAMEWELL MECHANICAL, INC.
727 Bendix Drive
Salisbury, NC  28146

GARFIELD-INDECON ELECTRICAL SERVICES, INC.
5301 Lester Road
Cincinnati, OH

1103-c Lyons Road
Dayton, Ohio

IVEY MECHANICAL COMPANY, INC.
514 N. Wells Street
Kosciusko, MS  39090

420 Twin Elms Court
Nashville, Tennessee

4285 Alalex Road
Montgomery, Alabama

K & A MECHANICAL, INC.
5940 Bingle
Houston, TX 77092

LEXINGTON/IVEY MECHANICAL COMPANY, LLC
1063 Manchester Street
Lexington, KY  40509

BARNES IVEY MECHANICAL COMPANY, L.L.C.
P. O. Box B
Fayetteville, NC  28302

BELTLINE MECHANICAL SERVICES, INC.
3008 West Story Road
Irving, TX  75038

IVEY MECHANICAL SERVICES, L.L.C.
514 N. Wells Street
Kosciusko, MS  39090

MH TECHNOLOGIES, INC.
1201 Prince Street
Houston, TX 77008

MCINTOSH MECHANICAL, INC.
879 South Guignard Drive
Sumter, SC  29151

ZWART, INC.
(D/B/A MOUNTAIN VIEW ELECTRIC, INC.)
6350 Nautilus Drive
Boulder, CO 80301

NATIONAL NETWORK SERVICES, INC.
2452 S. Trenton Way
Denver, CO  80231

1407 North Cleveland,
Sioux Falls, South Dakota

302 Shelley Street
Springfield, Oregon

5653 West Las Positas Boulevard, Unit 202
Pleasanton, California

OMNI MECHANICAL COMPANY
OMNI MECHANICAL SERVICES (50% INTEREST)
12718 East 55th Street
Tulsa, OK  74146

POTTER ELECTRIC CO., INC.
7150 Placid Street
Las Vegas, NV  89119

REGENCY ELECTRIC COMPANY, INC.
REGENCY ELECTRIC COMPANY JACKSONVILLE OFFICE, INC.
REGENCY ELECTRIC COMPANY PROJECTS GROUP, INC.
REGENCY ELECTRIC COMPANY ORLANDO OFFICE, INC.
6601 Southpoint Drive North
Jacksonville, FL  32216

REGENCY ELECTRIC COMPANY MEMPHIS OFFICE, INC.
2883 Mendenhall Road S.
Suite 3
Memphis, TN 38115
REGENCY ELECTRIC COMPANY SOUTH FLORIDA OFFICE, INC.
3800 Park Central Blvd. North
Suite 3810
Pompano Beach, FL 33064

REGENCY ELECTRIC COMPANY CHARLOTTE OFFICE, INC.
5031A West W.T. Harris Blvd.
Charlotte, NC 28269

REGENCY ELECTRIC COMPANY ATLANTA OFFICE
1000 Cobb Place Blvd.
Atlanta, GA  30144

RIVIERA ELECTRIC CONSTRUCTION CO.
2107 West College Avenue
Englewood, CO  80110

RIVIERA ELECTRIC OF CALIFORNIA, INC.
2905 East Ricker Way
Anaheim, CA  92806

ROBINSON MECHANICAL COMPANY
5541 Central Avenue
Boulder, CO  80301

S.L. PAGE CORPORATION
10879 Metro Parkway
Fort Myers, FL 33912

HYDRO COOLING, INC.
5760 Shirley Street
Naples, FL

SANDERS BROS., INC.
PROCESS DESIGN BUILDERS, LLC (50% INTEREST)
1709 Old Georgia Highway
Gaffney, SC  29341

SKC ELECTRIC, INC.
14335 West 97th Terrace
Lenexa, KS  66215

4939 East US Hwy 60
Rogersville, MO 65742

1339 E. Prathersville Rd.
Columbia, MO 65202

1235 S. Meade
Wichita, KS 67211

CRAMAR ELECTRIC, INC.
SKCE, Inc.
Pro Wire Security Systems, Inc.
14335 West 97th Terrace
Lenexa, KS  66215

Building One Commercial, Inc.
(F/K/A SPANN BUILDING MAINTENANCE COMPANY)
2035 Olive Street
St. Louis, MO  63103

100 Galleria Parkway
Suite 1070
Atlanta, GA  30339

120 Summit Parkway Building
Birmingham, Alabama

458 Pebble Creek, Suite 1-C
Madison, Mississippi

1705 Douglas Street
Omaha, Nebraska

250 South Wacker Drive
The Penthouse
Chicago, Illinois

429 West Muhammad Ali Boulevard,
Suite 610
Louisville, Kentucky

85 East Gay Street
Columbus, Ohio

22 East Washington Street, Suite 605
Indianapolis, Indiana 46204

2001 Holmgren Way
Green Bay, WI  54307-3157

216 East Stephenson,
Freeport, Illinois

SULLIVAN ELECTRIC, INC.
7100 Cockrill Bend Blvd.
Nashville, TN 37209

TAYLOR-HUNT ELECTRIC, INC.
1476 South Major Street
Salt Lake City, UT  84115

2420 South 2570 West
Salt Lake City, Utah 84119

THE LEWIS COMPANIES, INC.
OIL CAPITAL ELECTRIC, INC.
12718 East 55th Street
Tulsa, OK  74146

2727 North St. Mary
San Antonio, TX

ELECTRICAL DESIGN & CONSTRUCTION, INC.
ENGINEERING DESIGN GROUP, INC.
12718 East 55th Street
Tulsa, OK  74146

FRED CLARK ELECTRICAL CONTRACTOR, INC.
12718 East 55th Street
Tulsa, OK  74146

1430 N. Flores, #100
San Antonio, TX 78212

OMNI MECHANICAL SERVICES (50% INTEREST)
12718 East 55th Street
Tulsa, OK  74146

5918 S. 1029 E Ave.
Tulsa, OK 74134

EDG POWER GROUP, INC.
12718 East 55th Street
Tulsa, OK  74146

4608 S. Barnett Rd.
Suite 600
Tulsa, OK 74146

TOWN & COUNTRY ELECTRIC, INC.
2662 American Drive
Appleton, WI  54915

TRI-CITY ELECTRICAL CONTRACTORS, INC.
430 West Drive
Altamonte Springs, FL  32714

5910 Hartford Street
Tampa, FL 33619

12296 Matterhorn Road
Ft. Myers, FL 33913

1001 Jupiter Park
Suite 113
Jupiter, FL 33458

TRI-M HOLDING CORP.
TRI-M CORPORATION
TRI-M BUILDING AUTOMATION SYSTEMS CORP.
204 Gale Lane
Kennet Square, PA  19348

TRI-M ELECTRICAL CONSTRUCTION CORP.
204 Gale Lane
Kennet Square, PA  19348

7584 Morris Court
Allentown, PA

TSE ACQUISITION CORP.
4820 West University
Las Vegas, NV 89103

TRI-STATE ACQUISITION CORP.
442 West Bonita Avenue
San Dimas, CA 91773

WALKER ENGINEERING, INC.
10999 Petal Street
Dallas, TX  75238

WALTER C. DAVIS & SON, INCORPORATED
7908 Kincannon Place
Newington, VA 22122

WATSON ELECTRICAL CONSTRUCTION CO.
490 Ward Boulevard
Wilson, NC  27895

WILSON ELECTRIC COMPANY, INC.
CHAMBERS ELECTRONIC COMMUNICATIONS, INC.
15475 North Greenway-Hayden Loop
Scottsdale, AZ  85260

WAYZATA, INC.
8 Greenway Plaza, Suite 1500
Houston, Texas 77046

                                 SCHEDULE II-B

                       Chief Executive Office Locations
                                  of Debtors

                        SECURITY AGREEMENT SCHEDULE II-B
                        --------------------------------

                                     PART A

                        LIST OF CHIEF EXECUTIVE OFFICES
                        -------------------------------


             Name of Subsidiary                                      Address
--------------------------------------------   ---------------------------------------------------
A-1 Mechanical of Lansing, Inc.                   615 S. Waverly Road, Lansing, Michigan 48917
AA Advance Air, Inc.                              1920 NW 32nd Street, Pompano Beach, FL 33064
A-ABC Appliance, Inc.                             8 Greenway Plaza, Ste 1500, Houston, TX 77046
A-ABC Services, Inc.                              14001 Distribution Way, Dallas, TX 75234
AA JARL, Inc.(dba Jarrell Plumbing)               6920 Winton, Houston, TX 77021
Air Conditioning Engineers, Inc.                  5250 Auburn Road, Utica Michigan 48317
Air Conditioning, Plumbing & Heating
 Service Co., Inc.                                4350 Race Street, Denver, CO 80216
Aircon Energy Incorporated                        4234 N. Freeway Blvd., #100, Sacramento, CA 95834
Air Systems, Inc.                                 381 Stockton Street, San Jose, CA 95126
Airtron, Inc.                                     7813 North Dixie Drive, Dayton, OH 45414
Airtron of Central Florida, Inc.                  210 Douglas Road, East Oldsmar, FL 34677
All Service Electric, Inc.                        1556 Whitlock Avenue, Jacksonville, FL 32211
Arkansas Mechanical Services, Inc.                2201 Lincoln Road, N. Little Rock, AR 72115
Atlantic Industrial Constructors, Inc.            4500 Oakleys Lane, Richmond, VA 23231
Callahan Roach Products & Publications, Inc.      8955 E. Nichols, Ste 200, Englewood, CO 80112
Cardinal Contracting Corporation                  2300 S. Tibbs, Indianapolis, IN 46241
Central Air Conditioning Contractors, Inc.        9195 Red Branch Road, Columbia, MD 21045
Central Carolina Air Conditioning Company         1800 Fairfax Road, Greensboro, NC 27407-4124
Chapel Electric Co.                               207 E. Sixth, Dayton, OH 45402
Charlie Crawford, Inc.                            1309 Pennsylvania, So. Houston, TX 77587-4042
Clark Converse Electric Service, Inc.             3783 Gantz Road, Grove City, OH 43123
Colonial Air Conditioning Company                 4 Northwood Drive, Bloomfield, CT 06002
Commercial Air Holding Company                    12100 Baltimore Avenue, Beltsville, MD 20705
Commercial Air, Power & Cable, Inc.               12100 Baltimore Avenue, Beltsville, MD 20705
Continental Electrical Construction Co.           5834 W. Howard, Skokie, IL 60077
Costa and Rihl, Inc.                              3900 Church Road, Mt. Laurel, NJ 08054
Costa & Rihl Plumbing, Inc.                       3900 Church Road, Mt. Laurel, NJ 08054
Costner Brothers, Inc.                            3175 Lesslie Highway, Rock Hill, SC 29730
Divco, Inc.                                       715 Madelia Street, Spokane, WA 99220
Dynalink Corporation                              5201 Richmond Rd, Bedford Heights, OH 44146
Electrical Associates of Dallas, Inc.             3730 Marquis Dr., Garland, TX 75024
Evans Services, Inc.                              2406 Valleydale Road, Birmingham, AL 35244
The Farfield Company                              312 E. Meadow Valley Road, Lititz, PA 17543


Ferguson Electric Corporation                     1410 Ford Street, Colorado Springs, CO 80915
Gentzler Electrical Contractors, Inc.             10510 Markison, Dallas, TX 75238
Gilbert Mechanical Contractors, Inc.              4451 West 76th Street, Minneapolis, MN 55435
Greenway Investment Corp.                         1105 N. Market Square, Wilmington, DE 19801
GroupMAC Facility Services, Inc.                  7717 Detroit SW, Seattle, WA 98106-1903
GroupMAC Holding Corp.                            8 Greenway Plaza, Ste. 1500, Houston, TX 77046
GroupMAC Indiana, L.L.C.                          5150 Elmwood, Indianapolis, IN 46203
GroupMAC Management Co.                           8 Greenway Plaza, Ste. 1500, Houston, TX 77046
GroupMAC Maryland Corp.                           6251 Ammendale Road, Beltsville, MD 20705
GroupMAC Texas L.P.                               8 Greenway Plaza, Suite 1500, Houston, TX 77046
HPS Plumbing Services, Inc.                       401 34th Street, Bakersfield, CA 93301
Hallmark Air Conditioning, Inc.                   4517 Southerland, Houston, TX 77092
Hungerford Mechanical Corporation                 3800 Deepwater Terminal Road, Richmond, VA 23234
J. D.  Steward Air Conditioning, Inc.             655 Elkton Drive, Colorado Springs, CO 80907
K & N Plumbing, Heating and Air
 Conditioning, Inc.                               2706 W. Pioneer Parkway, Arlington, TX 76013
Laney's, Inc.                                     55 South 27th Street, Fargo, ND 58103
Linford Service Co.                               2850 Poplar Street, Oakland, CA 94608
L.T. Mechanical, Inc.                             5940 General Commerce Drive, Charlotte, NC 28213-0246
MacDonald-Miller Co., Inc.                        7717 Detroit SW, Seattle, WA 98106-1903
MacDonald-Miller Industries, Inc.                 7717 Detroit SW, Seattle, WA 98106-1903
MacDonald-Miller of Oregon, Inc.                  1240 SE 12th Avenue, Portland, OR 97214


MacDonald-Miller Service, Inc.                    7717 Detroit SW, Seattle, WA 98106-1903
Masters, Inc.                                     7891 Beechcraft, Gaithersburg, MD 20879
Mechanical Interiors, Inc.                        256 Regal Row, Dallas, TX 75247
Mechanical Services of Orlando, Inc.              9440 Sidney Hayes Road, Orlando, FL 32824
Merritt Island Air & Heat, Inc.                   625 Cypress Street, Merritt Island, FL 32952
New Construction Air Conditioning, Inc.           1900 Cedar Street,. Holt, Michigan 48842
Noron, Inc.                                       5465 Enterprise, Toledo, OH 43612
Pacific Rim Mechanical Contractors, Inc.          7655 Convoy Court, San Diego, CA 92111
Paul E. Smith Co., Inc.                           8171 West 10th Street, Indianapolis, IN 46214
Phoenix Electric Company                          7379 S.W. Tech Center Drive, Tigard, OR 97223
Ray and Claude Goodwin, Inc.                      1033 S. Edgewood, Jacksonville, Florida 32205
Reliable Mechanical, Inc.                         13035 Middletown Industrial Blvd., Louisville, KY  40223
Romanoff Electric Corp.                           5055 Enterprise Blvd., Toledo, OH 43612
Sequoyah Corporation                              720 Eighth Avenue, Kirkland, WA 98033-5649
Sibley Services, Incorporated                     1892 Lynnbrook, Memphis, Tennessee 38116
Snyder Mechanical                                 1250 Lamoille Highway #104, Elko, NV 89803
Southeast Mechanical Service, Inc.                15951 Southwest 41st St., Suite 100, Davie, FL 33331
Statewide Heating & Air Conditioning, Inc.        808 Purser Drive, Raleigh, NC 27603
Stephen C. Pomeroy, Inc.                          3131 SW 13th Drive, Deerfield Beach, FL 33442
Sterling Air Conditioning, Inc.                   1331 East Broadway, Pearland, Texas 77581
Sun Plumbing, Inc.                                6935 Vicki Circle, Melbourne, Florida 32902-0549
Team Mechanical, Inc.                             151 No. 600 West, Kaysville, UT 84037
Tower Electric Company                            11170 Lee Highway, Fairfax, VA 22030
Trinity Contractors, Inc.                         2425 Dillard Street, Grand Prairie, TX 76005
United Acquisition Corp. (dba United
 Service Alliance)                                8955 East Nichols, Suite 200, Englewood, Colorado 80112
Valley Wide Plumbing and Heating, Inc.            431 Metcalf, Avon, Colorado 81620
Van's Comfortemp Air Conditioning, Inc.           135 W. Congress, Delray Beach, FL 33445
Vantage Mechanical Contractors, Inc.              8 Greenway Plaza, Suite 1500, Houston, Texas 77046
Vermont Mechanical, Inc.                          4050 Williston Road, S. Burlington, VT 05495
Wade's Heating & Cooling, Inc.                    12901-1 Metro Parkway, Fort Meyers, FL 33912
Wiegold & Sons, Inc.                              2255 J&C Blvd., Pine Ridge Industrial Park, Naples, FL 34109
Willis Refrigeration, Air Conditioning &
 Heating, Inc.                                    885 Ohio Pike, Cincinnati, Ohio 45245
Yale Incorporated                                 9649 Girard Avenue South, Minneapolis, MN 55431


                       Security Agreement Schedule II-B
                       --------------------------------

                                    Part B

                        LIST OF CHIEF EXECUTIVE OFFICES
                        -------------------------------


ADVENT ELECTRIC CO., INC.
5901 Walden Drive
Knoxville, TN  37919-6348

AMERICAN AIR COMPANY, INC.
7533 Avenue 304
Visalia, CA  93291

ATLANTIC ELECTRIC COMPANY, INC.
7320 Cross County Road
Charleston, SC 29423-1347

B&R ELECTRICAL SERVICES, INC.
502 McCormick Drive
Suite M
Glen Burnie, MD 21061

BUILDING ONE MECHANICAL SERVICES, INC.
514 N. Wells Street
Kosiusko, MS  39090

BUILDING ONE SERVICE SOLUTIONS, INC.
DIVERSIFIED MANAGEMENT SERVICES, U.S.A., INC.
FACILITYDIRECT.COM, LLC
45600 Terminal Drive
Dulles, VA  20166

INTERSTATE BUILDING SERVICES, LLC
300 Bedford Street, Unit C
Manchester, NH 03101

D&P JANITORIAL, INC.
DIRECT ENGINEERED MAINTENANCE, INC.
577 Warren Avenue
East Providence, RI 02914

BUYR, INC.
Suite 210
110 Cheshire Lane
Minnetonka, MN 55305-1061

C.R. HIPP CONSTRUCTION CO., INC.
3537 Dorchester Road
N. Charleston, SC 294

CONSOLIDATED ELECTRICAL GROUP, INC.
8730 Bourgade
Lenexa, KS  66219

DEL-AIR SERVICE COMPANY, INC.
135 Chicamauga Avenue
Knoxville, TN 37917

D/FW MECHANICAL SERVICES, INC.
11170 Ables Lane
P.O. Box 59822
Dallas, TX  75229

ELECTRICAL CONTRACTING, INC.
500 Corporate Drive
Escondido, CA 92029

G.S. GROUP, INC.
BRAZOSPORT MANAGEMENT, INC.
TESTRONICS, INC.
GULF STATES, INC.
G.S. FINANCIAL, INC.
G.S.I. OF CALIFORNIA, INC.
6711 East Hwy 332
Freeport, TX  77541

GAMEWELL MECHANICAL, INC.
727 Bendix Drive
Salisbury, NC  28146

GARFIELD-INDECON ELECTRICAL SERVICES, INC.
5301 Lester Road
Cincinnati, OH

IVEY MECHANICAL COMPANY, INC.
514 N. Wells Street
Kosciusko, MS  39090

K & A  MECHANICAL, INC.
5940 Bingle
Houston, TX 77092

LEXINGTON/IVEY MECHANICAL COMPANY, LLC
1063 Manchester Street
Lexington, KY  40509

BARNES IVEY MECHANICAL COMPANY, L.L.C.
P. O. Box B
Fayetteville, NC  28302

BELTLINE MECHANICAL SERVICES, INC.
3008 West Story Road
Irving, TX  75038

IVEY MECHANICAL SERVICES, L.L.C.
514 N. Wells Street
Kosciusko, MS  39090

MH TECHNOLOGIES, INC.
1201 Prince Street
Houston, TX 77008

MCINTOSH MECHANICAL, INC.
879 South Guignard Drive
Sumter, SC  29151

ZWART, INC.
(D/B/A MOUNTAIN VIEW ELECTRIC, INC.)
6350 Nautilus Drive
Boulder, CO 80301

NATIONAL NETWORK SERVICES, INC.
2452 S. Trenton Way
Denver, CO  80231

OMNI MECHANICAL COMPANY
OMNI MECHANICAL SERVICES (50% INTEREST)
12718 East 55th Street
Tulsa, OK  74146

POTTER ELECTRIC CO., INC.
7150 Placid Street
Las Vegas, NV  89119

REGENCY ELECTRIC COMPANY, INC.
REGENCY ELECTRIC COMPANY JACKSONVILLE OFFICE, INC.
REGENCY ELECTRIC COMPANY PROJECTS GROUP, INC.
REGENCY ELECTRIC COMPANY ORLANDO OFFICE, INC.
6601 Southpoint Drive North
Jacksonville, FL  32216

REGENCY ELECTRIC COMPANY MEMPHIS OFFICE, INC.
2883 Mendenhall Road S.
Suite 3
Memphis, TN 38115

REGENCY ELECTRIC COMPANY SOUTH FLORIDA OFFICE, INC.
3800 Park Central Blvd. N
Suite 3810
Pompano Beach, FL 33064

REGENCY ELECTRIC COMPANY CHARLOTTE OFFICE, INC.
5031A West W.T. Harris Blvd.
Charlotte, NC 28269

REGENCY ELECTRIC COMPANY ATLANTA OFFICE
1000 Cobb Place Blvd.
Atlanta, GA  30144

RIVIERA ELECTRIC CONSTRUCTION CO.
2107 West College Avenue
Englewood, CO  80110

RIVIERA ELECTRIC OF CALIFORNIA, INC.
2905 East Ricker Way
Anaheim, CA  92806

ROBINSON MECHANICAL COMPANY
5541 Central Avenue
Boulder, CO  80301

S.L. PAGE CORPORATION
HYDRO COOLING, INC.
10879 Metro Parkway
Fort Myers, FL 33912

SANDERS BROS., INC.
PROCESS DESIGN BUILDERS, LLC (50% INTEREST)
1709 Old Georgia Highway
Gaffney, SC  29341
SKC ELECTRIC, INC.
CRAMAR ELECTRIC, INC.
SKCE, INC.
PRO WIRE SECURITY SYSTEMS, INC.
14335 West 97th Terrace
Lenexa, KS  66215

BUILDING ONE COMMERCIAL, INC.
(F/K/A SPANN BUILDING MAINTENANCE COMPANY)
2035 Olive Street
St. Louis, MO  63103

SULLIVAN ELECTRIC, INC.
7100 Cockrill Bend Blvd.
Nashville, TN 37209

TAYLOR-HUNT ELECTRIC, INC.
1476 South Major Street
Salt Lake City, UT  84115

THE LEWIS COMPANIES, INC.
ELECTRICAL DESIGN & CONSTRUCTION, INC.
ENGINEERING DESIGN GROUP, INC.
FRED CLARK ELECTRICAL CONTRACTOR, INC.
OIL CAPITAL ELECTRIC, INC.
OMNI MECHANICAL SERVICES (50% INTEREST)
EDG POWER GROUP, INC.
12718 East 55th Street
Tulsa, OK  74146

TOWN & COUNTRY ELECTRIC, INC.
2662 American Drive
Appleton, WI  54915

TRI-CITY ELECTRICAL CONTRACTORS, INC.
430 West Drive
Altamonte Springs, FL  32714

TRI-M HOLDING CORP.
TRI-M CORPORATION
TRI-M ELECTRICAL CONSTRUCTION CORP.
TRI-M BUILDING AUTOMATION SYSTEMS CORP.
204 Gale Lane
Kennet Square, PA  19348

TSE ACQUISITION CORP.
4820 West University
Las Vegas, NV 89103

Tri-State Acquisition Corp.
442 West Bonita Avenue
San Dimas, CA 91773

WALKER ENGINEERING, INC.
10999 Petal Street
Dallas, TX  75238

WALTER C. DAVIS & SON, INCORPORATED
7908 Kincannon Place
Newington, VA 22122

WATSON ELECTRICAL CONSTRUCTION CO.
490 Ward Boulevard
Wilson, NC  27895

WILSON ELECTRIC COMPANY, INC.
CHAMBERS ELECTRONIC COMMUNICATIONS, INC.
15475 North Greenway-Hayden Loop
Scottsdale, AZ  85260

WAYZATA, INC.
8 Greenway Plaza, Suite 1500
Houston, Texas 77046

                                 Schedule  III

                                  UCC Filings

                        SECURITY AGREEMENT SCHEDULE III
                        -------------------------------

                              UCC Filings Locations

                                     PART A


DEBTOR NAME                                       JURISDICTION

A-1 Mechanical of Lansing, Inc.                  Michigan Secretary of State

AA Advance Air, Inc.                             Florida Secretary of State

AA JARL, Inc.                                    Delaware Secretary of State

AA JARL, Inc.                                    Texas Secretary of State

A-ABC Appliance, Inc.                            Texas Secretary of State

A-ABC Services, Inc.                             Delaware Secretary of State

A-ABC Services, Inc.                             Texas Secretary of State

Air Conditioning Engineers, Inc.                 Michigan Secretary of State

Air Conditioning, Plumbing & Heating Service     Colorado Secretary of State
 Co., Inc.

Air Systems, Inc.                                California Secretary of State

Aircon Energy Incorporated                       California Secretary of State

Airtron, Inc.                                    Delaware Secretary of State

Airtron, Inc.                                    Florida Secretary of State

Airtron, Inc.                                    Indiana Secretary of State

Airtron, Inc.                                    Kansas Secretary of State

Airtron, Inc.                                    Kentucky Secretary of State

Airtron, Inc.                                    Ohio Secretary of State

Airtron, Inc.                                    Cuyahoga County, Ohio

Airtron, Inc.                                    Franklin County, Ohio

Airtron, Inc.                                    Montgomery County, Ohio

Airtron, Inc.                                    Butler County, Ohio

Airtron, Inc.                                    Texas Secretary of State

Airtron of Central Florida, Inc.                 Florida Secretary of State

Airtron of Central Florida, Inc.                 Ohio Secretary of State

Airtron of Central Florida, Inc.                 Montgomery County, Ohio

All Service Electric, Inc.                       Florida Secretary of State

Arkansas Mechanical Services, Inc.               Arkansas Secretary of State

Arkansas Mechanical Services, Inc.               Faulkner County, Arkansas

Arkansas Mechanical Services, Inc.               Pulaski County, Arkansas

Atlantic Industrial Constructors, Inc.           Virginia Secretary of State

Atlantic Industrial Constructors, Inc.           City of Richmond, Virginia

Callahan Roach Products & Publications, Inc.     Colorado Secretary of State

Cardinal Contracting Corporation                 Indiana Secretary of State

Cardinal Contracting Corporation                 Kentucky Secretary of State

Cardinal Contracting Corporation                 Fayette Co., KY

Central Air Conditioning Contractors, Inc.       Delaware Secretary of State

Central Air Conditioning Contractors, Inc.       Maryland Secretary of State

Central Carolina Air Conditioning Company        North Carolina Secretary of State

Central Carolina Air Conditioning Company        Forsyth County, North Carolina

Central Carolina Air Conditioning Company        Guilford County, North Carolina

Chapel Electric Co.                              Ohio Secretary of State

Chapel Electric Co.                              Montgomery County, Ohio

Charlie Crawford, Inc.                           Delaware Secretary of State

Charlie Crawford, Inc.                           Texas Secretary of State

Clark Converse Electric Service, Inc.            Ohio Secretary of State

Clark Converse Electric Service, Inc.            Franklin County, Ohio

Colonial Air Conditioning Company                Delaware Secretary of State

Colonial Air Conditioning Company                Connecticut Secretary of State

Commercial Air Holding Company                   Maryland Secretary of State

Commercial Air, Power & Cable, Inc.              Maryland Secretary of State

Continental Electrical Construction Co.          Delaware Secretary of State

Continental Electrical Construction Co.          Illinois Secretary of State

Costa and Rihl, Inc.                             New Jersey Secretary of State

Costa & Rihl Plumbing, Inc.                      New Jersey Secretary of State

Costner Brothers, Inc.                           South Carolina Secretary of State

Divco, Inc.                                      Washington Secretary of State

Dynalink Corporation                             Ohio Secretary of State

Dynalink Corporation                             Cuyahoga County, Ohio

Electrical Associates of Dallas, Inc.            Texas Secretary of State

Encompass Facility Services, Inc.                Delaware Secretary of State

Encompass Facility Services, Inc.                Washington Secretary of State

Encompass Holding Corp.                          Delaware Secretary of State

Encompass Holding Corp.                          Texas Secretary of State

Encompass Indiana, L.L.C.                        Indiana Secretary of State

Encompass Texas L.P.                             Texas Secretary of State

Encompass Management Co.                         Delaware Secretary of State

Encompass Management Co.                         Texas Secretary of State

Encompass Maryland Corp.                         Delaware Secretary of State

Encompass Maryland Corp.                         Maryland Secretary of State

Evans Services, Inc.                             Alabama Secretary of State

The Farfield Company                             Delaware Secretary of State

The Farfield Company                             Pennsylvania Secretary of State

The Farfield Company                             Cumberland County, PA

The Farfield Company                             Lancaster County, PA

The Farfield Company                             Lehigh County, PA

Ferguson Electric Corporation                    Delaware Secretary of State

Ferguson Electric Corporation                    Colorado Secretary of State

Gentzler Electrical Contractors, Inc.            Delaware Secretary of State

                                                                              70

Gentzler Electrical Contractors, Inc.            Texas Secretary of State

Gilbert Mechanical Contractors, Inc.             Minnesota Secretary of State

Greenway Investment Corp.                        Delaware Secretary of State

GroupMAC Facility Services, Inc.                 Delaware Secretary of State

GroupMAC Facility Services, Inc.                 Washington Secretary of State

GroupMAC Holding Corp.                           Delaware Secretary of State

GroupMAC Holding Corp.                           Texas Secretary of State

GroupMAC Indiana, L.L.C.                         Indiana Secretary of State

GroupMAC Management Co.                          Delaware Secretary of State

GroupMAC Management Co.                          Texas Secretary of State

GroupMAC Maryland Corp.                          Delaware Secretary of State

GroupMAC Maryland Corp.                          Maryland Secretary of State

GroupMAC Texas L.P.                              Texas Secretary of State

Hallmark Air Conditioning, Inc.                  Delaware Secretary of State

Hallmark Air Conditioning, Inc.                  Texas Secretary of State

HPS Plumbing Services, Inc.                      California Secretary of State

Hungerford Mechanical Corporation                Virginia Secretary of State

Hungerford Mechanical Corporation                City of Richmond, Virginia

Hungerford Mechanical Corporation                Colorado Secretary of State

J. D. Steward Air Conditioning, Inc.             Colorado Secretary of State

J. D. Steward Air Conditioning, Inc.             Texas Secretary of State

K & N Plumbing, Heating and Air Conditioning,    Delaware Secretary of State
 Inc.

K & N Plumbing, Heating and Air Conditioning,    Texas Secretary of State
 Inc.

K & N Plumbing, Heating and Air Conditioning,    North Dakota Secretary of State
 Inc.

L.T. Mechanical, Inc.                            Delaware Secretary of State

L.T. Mechanical, Inc.                            North Carolina Secretary of State

L.T. Mechanical, Inc.                            Mecklenburg County, North Carolina

Laney's, Inc.                                    Delaware Secretary of State

Laney's, Inc.                                    North Dakota Secretary of State

Laney's, Inc.                                    California Secretary of State

Linford Service Co.                              California Secretary of State

Linford Service Co.                              Washington Secretary of State

MacDonald-Miller Co., Inc.                       Washington Secretary of State

MacDonald-Miller Industries, Inc.                Washington Secretary of State

MacDonald-Miller of Oregon, Inc.                 Delaware Secretary of State

MacDonald-Miller of Oregon, Inc.                 Oregon Secretary of State

MacDonald-Miller Service, Inc.                   Washington Secretary of State

MacDonald-Miller Service, Inc.                   Maryland Secretary of State

Masters, Inc.                                    Maryland Secretary of State

Mechanical Interiors, Inc.                       Delaware Secretary of State

Mechanical Interiors, Inc.                       Texas Secretary of State

Mechanical Services of Orlando, Inc.             Florida Secretary of State

Merritt Island Air & Heat, Inc.                  Delaware Secretary of State

Merritt Island Air & Heat, Inc.                  Florida Secretary of State

New Construction Air Conditioning, Inc.          Michigan Secretary of State

Noron, Inc.                                      Ohio Secretary of State

Noron, Inc.                                      Lucas County, Ohio

Pacific Rim Mechanical Contractors, Inc.         California Secretary of State

Paul E. Smith Co., Inc.                          Indiana Secretary of State

Phoenix Electric Company                         Delaware Secretary of State

Phoenix Electric Company                         Oregon Secretary of State

Ray and Claude Goodwin, Inc.                     Florida Secretary of State

Reliable Mechanical, Inc.                        Delaware Secretary of State

Reliable Mechanical, Inc.                        Kentucky Secretary of State

Reliable Mechanical, Inc.                        Jefferson County, Kentucky

Romanoff Electric Corp.                          Ohio Secretary of State

Romanoff Electric Corp.                          Lucas County, Ohio

Sequoyah Corporation                             Washington Secretary of State

Sibley Services, Incorporated                    Tennessee Secretary of State

Snyder Mechanical                                Nevada Secretary of State

Southeast Mechanical Service, Inc.               Florida Secretary of State

Statewide Heating & Air Conditioning, Inc.       Delaware Secretary of State

Statewide Heating & Air Conditioning, Inc.       North Carolina Secretary of State

Statewide Heating & Air Conditioning, Inc.       Wake County, North Carolina

Stephen C. Pomeroy, Inc.                         Delaware Secretary of State

Stephen C. Pomeroy, Inc.                         Florida Secretary of State

Sterling Air Conditioning, Inc.                  Delaware Secretary of State

Sterling Air Conditioning, Inc.                  Texas Secretary of State

Sun Plumbing, Inc.                               Florida Secretary of State

Team Mechanical, Inc.                            Utah Secretary of State

Tower Electric Company                           Delaware Secretary of State

Tower Electric Company                           Virginia Secretary of State

Tower Electric Company                           Fairfax County, VA

Trinity Contractors, Inc.                        Delaware Secretary of State

Trinity Contractors, Inc.                        Alabama Secretary of State

Trinity Contractors, Inc.                        Texas Secretary of State

United Acquisition Corp.                         Iowa Secretary of State

United Acquisition Corp.                         Colorado Secretary of State

Valley Wide Plumbing and Heating, Inc.           Colorado Secretary of State

Van's Comfortemp Air Conditioning, Inc.          Florida Secretary of State

Vantage Mechanical Contractors, Inc.             Maryland Secretary of State

Vantage Mechanical Contractors, Inc.             Virginia Secretary of State

Vantage Mechanical Contractors, Inc.             Fairfax County, VA

Vermont Mechanical, Inc.                         Delaware Secretary of State

Vermont Mechanical, Inc.                         New Hampshire Secretary of State

Vermont Mechanical, Inc.                         Vermont Secretary of State

Wade's Heating & Cooling, Inc.                   Florida Secretary of State

                                                                              72

Wade's Heating & Cooling, Inc.                   Texas Secretary of State

Wiegold & Sons, Inc.                             Florida Secretary of State

Willis Refrigeration, Air Conditioning &         Ohio Secretary of State
 Heating, Inc.

Willis Refrigeration, Air Conditioning &         Clermont County, Ohio
 Heating, Inc.

Yale Incorporated                                Minnesota Secretary of State

                        SECURITY AGREEMENT SCHEDULE III
                        -------------------------------

                              UCC Filings Locations

                                     PART B


DEBTOR NAME                                                        JURISDICTION

Advent Electric Co., Inc.                        Tennessee Secretary of State

American Air Company, Inc.                       California Secretary of State

Atlantic Electric Company, Inc.                  South Carolina Secretary of State

B&R Electrical Services, Inc.                    Maryland Secretary of State

Barnes Ivey Mechanical Company, L.L.C.           Texas Secretary of State

Barnes Ivey Mechanical Company, L.L.C.           North Carolina Secretary of State

Barnes Ivey Mechanical Company, L.L.C.           Cumberland County, North Carolina

Beltline Mechanical Services, Inc.               Texas Secretary of State

Brazosport Management, Inc.                      Texas Secretary of State

Building One Commercial, Inc.                    Alabama Secretary of State

Building One Commercial, Inc.                    Cobb County, GA

Building One Commercial, Inc.                    Illinois Secretary of State

Building One Commercial, Inc.                    Indiana Secretary of State

Building One Commercial, Inc.                    Kentucky Secretary of State

Building One Commercial, Inc.                    Jefferson County, KY

Building One Commercial, Inc.                    Mississippi Secretary of State

Building One Commercial, Inc.                    Madison County, Mississippi

Building One Commercial, Inc.                    Missouri Secretary of State

Building One Commercial, Inc.                    St. Louis City, Missouri

Building One Commercial, Inc.                    Nebraska Secretary of State

Building One Commercial, Inc.                    Ohio Secretary of State

Building One Commercial, Inc.                    Franklin Co., OH

Building One Commercial, Inc.                    Wisconsin Secretary of State

Building One Mechanical Services, Inc.           California Secretary of State

Building One Mechanical Services, Inc.           Colorado Secretary of State

Building One Mechanical Services, Inc.           Delaware Secretary of State

Building One Mechanical Services, Inc.           Illinois Secretary of State

Building One Mechanical Services, Inc.           Kentucky Secretary of State

Building One Mechanical Services, Inc.           Fayette County, Kentucky

Building One Mechanical Services, Inc.           Mississippi Secretary of State

Building One Mechanical Services, Inc.           Attala County, Mississippi

Building One Mechanical Services, Inc.           Nevada Secretary of State

Building One Mechanical Services, Inc.           New Jersey Secretary of State

Building One Mechanical Services, Inc.           Utah Secretary of State

Building One Service Solutions, Inc.             Delaware Secretary of State

Building One Service Solutions, Inc.             Virginia Secretary of State



Building One Service Solutions, Inc.             Loudoun County, Virginia

BUYR, Inc.                                       Delaware Secretary of State

BUYR, Inc.                                       District of Columbia

BUYR, Inc.                                       Minnesota Secretary of State

Chambers Electronic Communications, Inc.         Arizona Secretary of State

Consolidated Electrical Group, Inc.              Delaware Secretary of State

Consolidated Electrical Group, Inc.              Kansas Secretary of State

C.R. Hipp Construction Co., Inc.                 South Carolina Secretary of State

Cramar Electric, Inc.                            Kansas Secretary of State

Cramar Electric, Inc.                            Missouri Secretary of State

Cramar Electric, Inc.                            Boone County, Missouri

D & P Janitorial, Inc.                           Rhode Island Secretary of State

D/FW Mechanical Services, Inc.                   Texas Secretary of State

Del-Air Service Company, Inc.                    Tennessee Secretary of State

Direct Engineered Maintenance, Inc.              Rhode Island Secretary of State

Diversified Management Services, U.S.A., Inc.    Virginia Secretary of State

Diversified Management Services, U.S.A., Inc.    Loudoun County, Virginia

EDG Power Group, Inc.                            Oklahoma County, Oklahoma

Electrical Contracting, Inc.                     California Secretary of State

Electrical Design & Construction, Inc.           Oklahoma County, Oklahoma

Encompass Commercial, Inc.                       Alabama Secretary of State

Encompass Commercial, Inc.                       Cobb County, GA

Encompass Commercial, Inc.                       Illinois Secretary of State

Encompass Commercial, Inc.                       Indiana Secretary of State

Encompass Commercial, Inc.                       Kentucky Secretary of State

Encompass Commercial, Inc.                       Jefferson County, KY

Encompass Commercial, Inc.                       Mississippi Secretary of State

Encompass Commercial, Inc.                       Madison County, Mississippi

Encompass Commercial, Inc.                       Missouri Secretary of State

Encompass Commercial, Inc.                       St. Louis City, Missouri

Encompass Commercial, Inc.                       Nebraska Secretary of State

Encompass Commercial, Inc.                       Ohio Secretary of State

Encompass Commercial, Inc.                       Franklin Co., OH

Encompass Commercial, Inc.                       Wisconsin Secretary of State

Encompass Mechanical Services, Inc.              California Secretary of State

Encompass Mechanical Services, Inc.              Colorado Secretary of State

Encompass Mechanical Services, Inc.              Delaware Secretary of State

Encompass Mechanical Services, Inc.              Illinois Secretary of State

Encompass Mechanical Services, Inc.              Kentucky Secretary of State

Encompass Mechanical Services, Inc.              Fayette County, Kentucky

Encompass Mechanical Services, Inc.              Mississippi Secretary of State

Encompass Mechanical Services, Inc.              Attala County, Mississippi

Encompass Mechanical Services, Inc.              Nevada Secretary of State

Encompass Mechanical Services, Inc.              New Jersey Secretary of State


Encompass Mechanical Services, Inc.              Utah Secretary of State

Encompass Service Solutions, Inc.                Virginia Secretary of State

Encompass Service Solutions, Inc.                Loudoun County, Virginia

Engineering Design Group, Inc.                   Oklahoma County, Oklahoma

FacilityDirect.com, LLC                          Virginia Secretary of State

FacilityDirect.com, LLC                          Loudoun County, Virginia

Fred Clark Electrical Contractor, Inc.           Oklahoma County, Oklahoma

Fred Clark Electrical Contractor, Inc.           Texas Secretary of State

Gamewell Mechanical, Inc.                        North Carolina Secretary of State

Gamewell Mechanical, Inc.                        Rowan County, North Carolina

Garfield-Indecon Electrical Services, Inc.       Ohio Secretary of State

Garfield-Indecon Electrical Services, Inc.       Hamilton County, Ohio

Garfield-Indecon Electrical Services, Inc.       Montgomery County, Ohio

G.S. Group, Inc.                                 Nevada Secretary of State

G.S. Group, Inc.                                 Texas Secretary of State

G.S. Financial, Inc.                             Nevada Secretary of State

G.S. Financial, Inc.                             Texas Secretary of State

G.S.I. of California, Inc.                       California Secretary of State

G.S.I. of California, Inc.                       Texas Secretary of State

Gulf States, Inc.                                Alabama Secretary of State

Gulf States, Inc.                                Connecticut Secretary of State

Gulf States, Inc.                                Texas Secretary of State

Hunt Electric, Inc.                              Utah Secretary of State

Hydro Cooling, Inc.                              Florida Secretary of State

Interstate Building Services, LLC                Virginia Secretary of State

Interstate Building Services, LLC                New Hampshire Secretary of State

Interstate Building Services, LLC                Loudoun County, Virginia

Ivey Mechanical Company, Inc.                    Alabama Secretary of State

Ivey Mechanical Company, Inc.                    Mississippi Secretary of State

Ivey Mechanical Company, Inc.                    Attala County, Mississippi

Ivey Mechanical Company, Inc.                    Tennessee Secretary of State

Ivey Mechanical Services, L.L.C.                 Texas Secretary of State

Ivey Mechanical Services, L.L.C.                 Mississippi Secretary of State

Ivey Mechanical Services, L.L.C.                 Attala County, Mississippi

K & A Mechanical, Inc.                           Texas Secretary of State

The Lewis Companies, Inc.                        Oklahoma County, Oklahoma

The Lewis Companies, Inc.                        Texas Secretary of State

Lexington/Ivey Mechanical Company, LLC           Kentucky Secretary of State

Lexington/Ivey Mechanical Company, LLC           Fayette County, Kentucky

McIntosh Mechanical, Inc.                        South Carolina Secretary of State

MH Technologies, Inc.                            Texas Secretary of State

National Network Services, Inc.                  California Secretary of State

National Network Services, Inc.                  Colorado Secretary of State

National Network Services, Inc.                  Delaware Secretary of State

                                                                              76

National Network Services, Inc.                  Oregon Secretary of State

National Network Services, Inc.                  South Dakota Secretary of State

Oil Capital Electric, Inc.                       Oklahoma County, Oklahoma

Omni Mechanical Services                         Oklahoma County, Oklahoma

Omni Mechanical Company                          Oklahoma County, Oklahoma

Potter Electric Co., Inc.                        Nevada Secretary of State

Process Design Builders, LLC                     South Carolina Secretary of State

Pro Wire Security Systems, Inc.                  Kansas Secretary of State

Pro Wire Security Systems, Inc.                  Missouri Secretary of State

Pro Wire Security Systems, Inc.                  Boone County, Missouri

Regency Electric Company, Inc.                   Florida Secretary of State

Regency Electric Company Atlanta Office          Cobb County, GA

Regency Electric Company Charlotte Office,       North Carolina Secretary of State
 Inc.

Regency Electric Company Charlotte Office,       Mecklenburg County, North Carolina
 Inc.

Regency Electric Company Jacksonville Office,    Florida Secretary of State
 Inc.

Regency Electric Company Memphis Office, Inc.    Tennessee Secretary of State

Regency Electric Company Orlando Office, Inc.    Florida Secretary of State

Regency Electric Company Projects Group, Inc.    Florida Secretary of State

Regency Electric Company South Florida           Florida Secretary of State
 Office, Inc

Riviera Electric Construction Co.                Colorado Secretary of State

Riviera Electric of California, Inc.             California Secretary of State

Robinson Mechanical Company                      Colorado Secretary of State

Sanders Bros., Inc.                              South Carolina Secretary of State

SKC Electric, Inc.                               Kansas Secretary of State

SKC Electric, Inc.                               Missouri Secretary of State

SKC Electric, Inc.                               Boone County, MO

SKCE, Inc.                                       Kansas Secretary of State

SKCE, Inc.                                       Missouri Secretary of State

SKCE, Inc.                                       Boone County, Missouri

S.L. Page Corporation                            Florida Secretary of State

Sullivan Electric, Inc.                          Tennessee Secretary of State

Taylor Electric, Inc.                            Utah Secretary of State

Taylor-Hunt Electric, Inc.                       Utah Secretary of State

Testronics, Inc.                                 Texas Secretary of State

Town & Country Electric, Inc.                    Wisconsin Secretary of State

Tri-City Electrical Contractors, Inc.            Florida Secretary of State

tri-M Building Automation Systems Corp.          Pennsylvania Secretary of State

tri-M Building Automation Systems Corp.          Chester County, Pennsylvania

tri-M Corporation                                Pennsylvania Secretary of State

tri-M Corporation                                Chester County, Pennsylvania

tri-M Electrical Construction Corp.              Pennsylvania Secretary of State

tri-M Electrical Construction Corp.              Chester County, Pennsylvania

Tri-M Holding Corporation                        Pennsylvania Secretary of State

Tri-M Holding Corporation                        Chester County, Pennsylvania

Tri-State Acquisition Corp.                      California Secretary of State

TSE Acquisition Corp.                            Nevada Secretary of State

Walker Engineering, Inc.                         Texas Secretary of State

Walter C. Davis & Son, Incorporated              Virginia Secretary of State

Walter C. Davis & Son, Incorporated              Fairfax County, Virginia

Watson Electrical Construction Co.               North Carolina Secretary of State

Watson Electrical Construction Co.               Wilson County, North Carolina

Wayzata, Inc.                                    Delaware Secretary of State

Wayzata, Inc.                                    Texas Secretary of State

Wilson Electric Company, Inc.                    Arizona Secretary of State

Zwart, Inc.                                      Colorado Secretary of State

Zwart, Inc.                                      New Jersey Secretary of State


                                                             Exhibit 4.01(d)(ii)
                                                                      TO
                                                               CREDIT AGREEMENT


                               Pledge Agreement

          This Pledge Agreement (as the same may be amended, amended and restated, modified, or supplemented from time to time, this "Agreement") dated
                                                             ---------
as of February 22, 2000 is executed by Group Maintenance America Corp., after the date hereof to be named Encompass Services Corporation, a Texas corporation with an office at 8 Greenway Plaza, Suite 1500, Houston, TX 77046 (the "Company"), the Domestic Subsidiaries of the Company signatory hereto now or in
 -------
the future (such Domestic Subsidiaries with the Company, collectively the "Pledgors" and individually, a "Pledgor") in favor of Bank of America, N.A., a
 --------                       -------
national banking association with its principal offices in Dallas, Dallas County, Texas, as Administrative Agent for itself and for the banks under the Credit Agreement, as hereinafter defined (in such capacity, the "Secured
                                                                 -------
Party").
-----

                            PRELIMINARY STATEMENTS

          Whereas, the Pledgors own the Capital Stock (the "Pledged Shares") of
                                                            --------------
stock described in Schedule I attached hereto and issued by the Persons named
                   ----------
therein; and

          Whereas, the Company, certain Subsidiaries of the Company, the Secured Party, as Administrative Agent, and the banks party thereto have entered into that one certain Credit Agreement dated as of February 22, 2000, relating to the extension of a series of loans with a commitment totaling $800,000,000.00 by said banks to the Company; and

          Whereas, each of the Pledgors will benefit, directly or indirectly, from the execution of this Pledge Agreement and the granting of a security interest in the "Pledged Collateral" (hereinafter defined) in which each Pledgor, respectively, has any right, title, or interest as security for all of the "Secured Obligations" (hereinafter defined); and

          Whereas, it is a condition precedent to the obligation of the Banks to make Loans to the Company under the Credit Agreement that the Pledgors shall execute and deliver this Agreement to the Secured Party; and

          Whereas, the Pledgors desire to execute this Agreement in order to satisfy such condition precedent and to secure the obligations under the Credit Agreement and letters of credit from time to time issued.

          Now Therefore, in consideration of the foregoing premises and in order to induce the Banks to extend the loans and issue letters of credit pursuant to the terms of the Credit Agreement, the Pledgors hereby agree to the following:

          SECTION 1.  Defined Terms and Related Matters.
                      ---------------------------------

          (a) Each capitalized term used herein (including, without limitation, in the introductory paragraph and recitals hereof) and not defined herein shall have the meaning assigned to such term in the Credit Agreement and/or a Loan Document.

          (b)  "Pledged Shares" means one hundred percent (100%) of the Capital
                --------------
Stock of each Pledgor in any Domestic Subsidiaries and sixty-six percent (66%) of Capital Stock of each Pledgor in any Foreign Subsidiaries, whether certificated or uncertificated, as set forth on Schedule I hereto.
                                                ----------

          (c)  "UCC" means the Uniform Commercial Code as in effect on the date
                ---
hereof in the State of Texas; provided that if by mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interests granted pursuant to Section 2 hereof, as well as all other security
                              ---------
interests created or assigned as additional security for the Secured Obligations pursuant to the provisions of this Agreement, in any Collateral is governed by the UCC as in effect in a jurisdiction other than Texas, "UCC" means the UCC as
                                                          ---
in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

          (d)  "Secured Obligations" means all obligations, contingent or
                -------------------
otherwise, of the Company or any Pledgor pursuant to any of the Loan Documents, including, without limitation, all sums owing by the Company or any Pledgor to the Secured Party under any of the Loan Documents, and any obligations outstanding now or in the future, including, but not limited to, any letters of credit issued by the Administrative Agent or any other Bank and any interest rate swaps, hedges or similar agreements between any Pledgor or any of its Subsidiaries and any of the Banks all on a pari passu basis.

          SECTION 2.  Pledges.  The Pledgors hereby pledge to the Secured Party
                      -------
and grant to the Secured Party, a Lien and security interest in the following collateral (collectively, the "Pledged Collateral") as set forth below:
                               ------------------

          (i) The Pledged Shares and the certificates or agreements, if any, representing the Pledged Shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, or in exchange for, any or all of the Pledged Shares;

          (ii) All additional Capital Stock of any issuer of any Pledged Shares of such stock from time to time acquired by any Pledgor that constitutes "Pledged Shares", and the certificates representing such additional shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares; and

          (iii) All proceeds of any of the foregoing.

     The inclusion of proceeds in this Agreement does not authorize the Pledgors to sell, dispose of or otherwise use the Pledged Collateral in any manner not specifically authorized hereby.

          SECTION 3.  Security for Obligations.  This Agreement secures on a
                      ------------------------
first and prior basis, except for the Permitted Liens and other Liens not prohibited under the Credit Agreement, the prompt and complete payment and performance of the Secured Obligations.

          SECTION 4.  Delivery of Pledged Collateral.  All certificates, if any,
                      ------------------------------
representing or evidencing the Pledged Collateral shall be delivered to and held by the Secured Party and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment specifying the certificate and the issuer to which it relates, in blank, all in form and substance satisfactory to the Secured Party. With respect to any Pledged Collateral in which any Pledgor has any right, title or interest and that constitutes an uncertificated security, such Pledgor will cause the issuer thereof (i) to register the Secured Party as the registered owner or lien holder of such security, (ii) to agree in writing with such Pledgor and the Secured Party that such Pledgor will comply with instructions with respect to such security originated by the Secured Party without further consent of such Pledgor, such agreement to be in form and substance satisfactory to the Secured Party, or (iii) take other action necessary or appropriate to attach and perfect the Secured Party's security interest in accordance with applicable law to the Secured Party's satisfaction.

          SECTION 5.  Representations and Warranties.   Each of the Pledgors
                      ------------------------------
represents and warrants as follows:

          (a) The principal place of business and chief executive office of the Company and the office where it keeps its records concerning the Pledged Collateral are located at the address specified in the introductory paragraph to this Agreement or at such other locations disclosed to the Secured Party after the date hereof. Each other Pledgor has its chief executive office at the location shown on Schedule II hereto or at such other locations as disclosed to
                  -----------
the Secured Party after the date hereof.

          (b) The Pledged Shares have been duly authorized and validly issued and are fully paid and non-assessable.

          (c) The Pledgors are the legal and beneficial owners of the Pledged Shares free and clear of any Lien, security interest, option or other charge or encumbrance except for the Permitted Liens and other Liens not prohibited under the Credit Agreement.

          (d)   The actions taken under Section 4 pursuant to this Agreement and
                                        ---------
the filing of financing statements, if applicable, creates a valid and perfected first priority security interest in the Pledged Shares (subject only to Permitted Liens and other Liens not prohibited under the Credit Agreement), securing the payment of the Secured Obligations.

          (e) No authorization, approval, or other action by, and no notice to or filing with, any governmental authority is required either (i) for the pledge by the Pledgors of the Pledged Shares pursuant to this Agreement or for the execution, delivery or performance of this Agreement by the Pledgors or (ii) for the exercise by the Secured Party of the voting or other rights provided for in this Agreement (except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally and except for filings or other actions described herein relating to the attachment and perfection of a security interest).

          (f) All Capital Stock in any Domestic Subsidiary is pledged to the Secured Party hereunder.

          (g) Sixty-six percent of all shares of stock in any Foreign Subsidiary are pledged to the Secured Party hereunder.

          (h)  The Subsidiaries listed on Schedule 5.16 of the Credit Agreement
                                          -------------
are all of the Subsidiaries of the Company as of the Execution Date and the address given for such Subsidiaries is the correct mailing address as of the Execution Date.

          SECTION  6.  Further Assurances.  (a) Each Pledgor agrees that from
                       ------------------
time to time, at the reasonable expense of the Pledgor, each Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that the Secured Party may reasonably request as being necessary or desirable, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral. Without limiting the generality of the foregoing, each Pledgor will execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices as the Secured Party may reasonably request as being necessary or desirable in order to perfect and preserve the security interests granted or purported to be granted hereby.

          (b) Each Pledgor hereby authorizes the Secured Party for the benefit of itself and the Banks to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Pledged Collateral without the signature of such Pledgor, in each case where permitted by law. A carbon, photographic or other reproduction of any financing statement executed by each Pledgor covering the Pledged Collateral or any part thereof shall be sufficient as a financing statement where permitted by law. The Secured Party shall provide the Company with copies of all financing statements that it files.

          (c) Each Pledgor will furnish to the Secured Party from time to time statements and schedules further identifying and describing the Pledged Collateral as the Secured Party may reasonably request, all in reasonable detail.

          (d) Each Pledgor will promptly notify the Secured Party of any change of its name, corporate structure, federal employer identification number or the address of its principal place of business or chief executive office where its books and records are maintained.

          (e) Each Pledgor shall keep its principal place of business and chief executive office and the office where it keeps its records concerning the Pledged Collateral at the location or locations therefor specified in Section
                                                                      -------
5(a) or, upon prompt written notice after such move, to the Secured Party, at
----
such other locations in a jurisdiction where all action required by this Section
                                                                         -------
6(a) shall have been taken with respect to the Pledged Collateral.  Each Pledgor
----
will hold and preserve such records and will upon reasonable notice permit representatives of the Secured Party at any time during normal business hours to inspect and make abstracts from such records.

          SECTION 7.  Voting Rights.  (a) So long as no Event of Default shall
                      -------------
have occurred and be continuing, the Pledgors shall be entitled to exercise any and all voting and other rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement, the Credit Agreement, or any Loan Documents.

          (b) Upon the occurrence and during the continuance of an Event of Default, upon notice by the Administrative Agent, all rights of the Pledgors to exercise the voting rights which they would otherwise be entitled to exercise pursuant to Section 7(a) hereof shall cease for so long as such Event of Default
            ------------
shall continue, and the Secured Party shall thereupon have the sole right to exercise such voting rights.

          SECTION 8.  Dividends.  If dividends or other distributions with
                      ---------
respect to the Pledged Collateral are received by the Pledgors in violation of the terms of the Loan Documents, such dividends shall be received in trust for the benefit of the Secured Party for itself and for the benefit of the Banks, shall be segregated from other funds of the Pledgors and shall be forthwith paid over to the Secured Party as Pledged Collateral in the same form as so received.

          SECTION 9.  Transfers and Other Liens; Additional Shares.  (a) The
                      --------------------------------------------
Pledgors shall not: (i) sell, assign (by agreement, operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral, except for transfers not prohibited by the Credit Agreement or (ii) create or permit to exist any Lien upon or with respect to any of the Pledged Collateral, except for the Permitted Liens and other Liens not prohibited by the Credit Agreement.

          (b) The Pledgors agree that they will (i) cause the Persons that issued the Capital Stock that constitute the Pledged Shares not to issue any Capital Stock in addition to, or in substitution for, the Pledged Shares, except to the Pledgor and (ii) pledge to the Secured Party hereunder, immediately upon such acquisition (directly or indirectly) thereof, any and all additional Capital Stock of such Person constituting Pledged Shares.

          (c) Notwithstanding the foregoing or any other provision hereof, any Subsidiary may be merged with or liquidate into any other Subsidiary whose Capital Stock has been pledged pursuant hereto or pursuant to any Adoption Agreement or other Security Document or with the Company, except that no Domestic Subsidiary shall be permitted to merge or liquidate into a Foreign Subsidiary.

          SECTION 10.  Secured Party Appointed Attorney-in-Fact.  The Pledgors
                       ----------------------------------------
hereby irrevocably appoint the Secured Party for the benefit of itself and for the benefit of the Banks as the Pledgors' attorney-in-fact, with full authority in the place and stead of the Pledgors and in the name of the Pledgors, from time to time in the Secured Party's sole reasonable discretion after the occurrence of an Event of Default and during the continuance thereof, to take any action and to execute any instrument which the Secured Party may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all certificates made payable to the Pledgors representing any dividend or other distribution in respect of the Pledged Collateral or any part thereof. Upon the occurrence and during the continuance of an Event of Default, the Secured Party shall have the right, in its sole discretion and without notice to the Pledgors, to transfer to or to register in the name of the Secured Party or any of its nominees, for the benefit of itself and the Banks, any or all of the Pledged Collateral.

          SECTION 11.  Secured Party May Perform.  If any Pledgor fails to
                       -------------------------
perform any agreement contained herein, the Secured Party may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Secured Party incurred in connection therewith shall be payable upon demand by such Pledgor and if not paid shall bear interest at the Default Rate set forth in the Credit Agreement.

          SECTION 12.  The Secured Party's Duties.  The powers conferred on the
                       --------------------------
Secured Party hereunder are solely to protect its interest and the interests of Banks in the Pledged Collateral and shall not impose any duty upon it to exercise any such powers. In regard to any Pledgor, except for reasonable care in the custody of any Pledged Collateral in its possession and the accounting for moneys actually received by it hereunder, neither the Secured Party nor any other party shall have any duty as to any Pledged Collateral or as to the taking of any reasonably necessary steps to preserve rights against prior parties or any other rights pertaining to any Pledged Collateral. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which the Secured Party accords its own property, it being understood that the Secured Party shall not have any responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not the Secured Party has or is deemed to have knowledge of such matters or (b) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

          SECTION 13.  Remedies upon Default.  If any Event of Default shall
                       ---------------------
have occurred and be continuing:

          (a) The Secured Party for itself and for the benefit of the Banks may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party under the UCC (whether or not the UCC applies to the affected Pledged Collateral), and the Secured Party may also, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of the Secured Party's offices or elsewhere, for cash, or for future delivery, and upon such other terms as are commercially reasonable. Each Pledgor agrees that, to the extent notice of sale shall be required by applicable law, at least ten (10) days' notice to the Pledgors of the time and place of any public sale or of the time after which any private sale is to be made shall constitute reasonable notification thereof. The Secured Party shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (b) Any cash received by the Secured Party shall be applied to repay the Secured Obligations. Any surplus of such cash or cash proceeds held by the Secured Party and remaining after payment in full of all the Secured Obligations shall be paid over to the Pledgors or to whomsoever may be lawfully entitled to receive such surplus.

          (c) In connection with the sale of any Pledged Collateral, the Secured Party is authorized, but not obligated, to limit prospective purchasers to the extent deemed necessary or desirable by the Secured Party to render such sale exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and any applicable state laws and regulations,
              --------------
and no sale so made in good faith by the Secured Party shall be deemed not to be "commercially reasonable" because so made.

          (d) All rights and remedies of the Secured Party expressed herein are in addition to all other rights and remedies possessed by the Secured Party under the Credit Agreement and any other agreement or instrument relating to the Obligations.

          SECTION 14.  Additional Provisions Concerning Sales of Pledged
                       -------------------------------------------------
Collateral.  (a) The Pledgors recognize that the Secured Party may be unable to
----------
effect a public sale of any or all of the Pledged Collateral by reason of certain prohibitions contained in the laws of any jurisdiction outside the United States or in the Securities Act and applicable state securities laws, but may instead be compelled to resort to one or more private sales thereof to a restricted group of purchasers who shall be obligated to agree, among other things, to acquire such Pledged Collateral for their own account for investment and not with a view to the distribution or resale thereof. The Pledgors acknowledge and agree that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agree that any such private sale shall, to the extent permitted by law, be deemed to have been made in a commercially reasonable manner. The Secured Party shall not be under any obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit the Pledgors to register such securities under the laws of any jurisdiction outside the United States, under the Securities Act or under any applicable state securities laws, even if the Pledgors would agree to do so.

          (b) The Pledgors further agree to do or cause or be done, to the extent that the Pledgors may legally do so, all such other acts and things as may be necessary to make such sales or resales of any portion or all of the Pledged Collateral valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental authorities, domestic or foreign, having jurisdiction over any such sale or sales, all at the Pledgors' expense; provided, however, that the Pledgors shall not be obligated to register such securities under the laws of any jurisdiction including, without limitation, under the Securities Act. The Pledgors further agree that a breach of any of the covenants contained in this Section shall cause irreparable injury to the Secured Party, and that the Secured Party has no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section shall be specifically enforceable against the Pledgors, and, to the fullest extent permitted by law, the Pledgors hereby waive and agree not to assert as a defense against an action for specific performance of such covenants that (i) the Pledgors' failure to perform such covenants shall not cause irreparable injury to the Secured Party or the Banks or (ii) the Secured Party for itself and on behalf of the Banks has an adequate remedy at law in respect of such breach.

          SECTION 15.  Indemnity and Expenses.  (a) The Pledgors hereby agree to
                       ----------------------
indemnify the Secured Party from and against any and all claims, losses and liabilities growing out of or resulting from enforcement of this Agreement, except claims, losses or liabilities, if any, resulting from the Secured Party's gross negligence or willful misconduct. SUBJECT TO THE FOREGOING, IT IS THE EXPRESS INTENTION OF THE PLEDGORS THAT THE SECURED PARTY SHALL BE INDEMNIFIED AND HELD HARMLESS AGAINST ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DEFICIENCIES, JUDGMENTS OR EXPENSES ARISING OUT OF OR RESULTING FROM THE ORDINARY CONTRIBUTORY OR ORDINARY CONCURRENT NEGLIGENCE OF ANY SUCH PERSON.

          (b) The Pledgors shall, upon demand, but subject to the terms of the Credit Agreement, pay to the Secured Party the amount of any and all reasonable expenses, including the reasonable fees and expenses of the such party's counsel and of its experts, that the Secured Party may incur in connection with (i) administration of this Agreement, (ii) the evaluation, appraisal, custody or preservation of, or sale of, collection from, or other realization upon any of the Pledged Collateral, (iii) the exercise or enforcement of any of the rights of the Secured Party for itself and for the benefit of the Banks hereunder or
(iv) the failure by the Pledgors to perform or observe any of the provisions of this Agreement. Each Pledgor agrees to pay interest on any sums payable to the Secured Party hereunder that are not paid when due at a rate per annum equal to the Default Rate set forth in the Credit Agreement.

          SECTION 16.  Amendments, Etc.  No amendment or waiver of any provision
                       ---------------
of this Agreement, nor consent to any departure by the Pledgors herefrom, shall in any event be effective unless the same shall be in writing and signed by the Secured Party with the requisite consent of all other Banks, if applicable, and the Pledgors, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose of which given.

          SECTION 17.  Addresses for Notices.  All notices and other
                       ---------------------
communications to any Pledgor provided for hereunder shall be given in the manner and at the addresses and telecopy numbers as set forth for the Company in the Credit Agreement, and shall become effective as specified in the Credit Agreement and/or Loan Documents.

          SECTION 18.  Waiver of Marshaling.  All rights of marshaling of assets
                       --------------------
of the Pledgors, including any such right with respect to the Pledged Collateral, are hereby waived by the Pledgors.

          SECTION 19.  Limitation by Law.  All rights, remedies and powers
                       -----------------
provided in this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Agreement are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited to the extent necessary so that they shall not render this Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

          SECTION 20.  Severability.  Should any clause, sentence, paragraph,
                       ------------
subsection or Section of this Agreement be judicially declared to be invalid, unenforceable or void, such decision shall not have the effect of invalidating or voiding the remainder of this Agreement, and the parties hereto agree that the part or parts of this Agreement so held to be invalid or unenforceable shall be deemed to have been stricken herefrom by the parties hereto, and the remainder of this Agreement shall have the same force and effectiveness as if such stricken part or parts had never been included herein.

          SECTION 21.  Termination; Reinstatement.  (a)  Each Pledgor agrees
                       --------------------------
that this Agreement and the Liens granted hereunder shall terminate when, but only when, all Secured Obligations have been fully and finally paid (except for indemnification obligations not yet due) and performed and all Banks' Commitments under the Credit Agreement and/or Loan Documents have expired or been terminated.

          (b) Upon the sale or transfer by any Pledgor of any Pledged Collateral that is permitted under the Credit Agreement to any Person that is not a Pledgor, or, upon the effectiveness of any release of the Liens granted hereunder in any Pledged Collateral pursuant to Section 11.01 of the Credit Agreement, the Lien granted in such Pledged Collateral shall be automatically released.

          (c) In connection with any release under paragraphs (a) or (b) above, upon the Pledgor's request, the Secured Party shall (i) promptly reassign and redeliver (or cause to be reassigned and redelivered) to the Pledgors, or to such Person or Persons as the Pledgors shall designate in writing, against receipt, such released Pledged Collateral (if any) as shall not have been sold or otherwise applied by the Secured Party for the benefit of itself or the Banks pursuant to the terms hereof and shall still be held by it hereunder, and (ii) terminate any financing statements with respect to the Pledged Collateral or any part thereof. Any such reassignment shall be without recourse upon, or representation or warranty by the Secured Party (other than that the Secured Party for the benefit of itself and the Banks has not sold, encumbered or otherwise transferred any interest in the Collateral except as provided in this Agreement) and shall be at the sole reasonable cost and expense of the Pledgors.

          (d) This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any amount received by the Secured Party or any other of the Banks in respect of the Secured Obligations is rescinded or must otherwise be restored or returned by the Secured Party or such other Banks upon the filing of any bankruptcy proceeding by or of the Pledgors or upon the appointment of any intervenor or conservator of, or trustee or similar official for, the Pledgors or any substantial part of their assets, or otherwise, all as though such payments had not been made.

          SECTION 22.  No Waiver; Remedies.  No failure on the part of the
                       -------------------
Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by applicable law.

          SECTION 23.  Continuing Security Interest; Transfer of the Notes.
                       ---------------------------------------------------
This Agreement creates a continuing security interest in the Pledged Collateral and shall (a) remain in full force and effect until the full and final payment and performance of the Secured Obligations (except for indemnification obligations not yet due) and the Commitments of the Banks have been terminated,
(b) be binding upon each Pledgor, its successors and assigns and (c) inure to the benefit of the Secured Party for the benefit of itself and the Banks and their respective permitted successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any of the Banks may assign or otherwise transfer all or a portion of its interests, rights and obligations in the Pledged Collateral held by it pursuant to the Credit Agreement, or pursuant to any Loan Document, to any other Person in accordance with the terms of the Credit Agreement, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to the Secured Party for itself and for the benefit of the Banks herein or otherwise. Upon the termination of the Secured Obligations, the Liens granted hereby in accordance with the foregoing shall revert to Pledgors, and the Secured Party will, at the Pledgors' sole cost and expense, promptly execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination. Any Subsidiary of the Company that executes a counterpart of an Adoption Agreement after the date of this Agreement shall, upon such execution, become a party hereto as a Pledgor.

          SECTION 24.  Security Interest Absolute.  All rights of the Secured
                       --------------------------
Party for itself and for the benefit of Banks and security interests hereunder, and all obligations of the Pledgors hereunder, shall be absolute and unconditional irrespective of:

          (a) any lack of validity or enforceability of the Credit Agreement, any of the Notes, or any other Loan Document;

          (b) any change in the time, manner or place or payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any of the Notes, or any other Loan Documents;

          (c) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty for all or any of the Secured Obligations; or

          (d) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Pledgors or any other third party.

          SECTION 25.  Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND
                       -------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA, EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF TEXAS.

          SECTION 26.  Inconsistencies.  In the event of any irreconcilable
                       ---------------
inconsistences between any provision of this Security Agreement and any provision of the Credit Agreement and/or the Loan Documents, the provisions of this Agreement shall control.

          SECTION 27.  Counterparts.  This Agreement may be executed in any
                       ------------
number of counterparts, and by different parties hereto in separate counterparts either in original form or by telecopy, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same agreement.

          SECTION 28.  Interpretation.
                       --------------

          (a) In this Security Agreement, unless a clear contrary intention appears:

                    (i) the singular number includes the plural number and vice versa;

                    (ii) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Security Agreement as a whole and not to any particular Article, Section or other subdivision;

                    (iii) reference to any Person includes such Person's successors and assigns but, if applicable, only if such successors and assigns are permitted by this Security Agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually, provided that nothing in this clause (iii) is intended to authorize any assignment not otherwise permitted by this Security Agreement;

                    (iv) reference to any agreement, document or instrument means such agreement, document or instrument as amended, supplemented or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof, and reference to any Note includes any Note issued pursuant hereto in extension or renewal thereof and in substitution or replacement therefor;

                    (v) unless the context indicates otherwise, reference to any Article, Section, Schedule or Exhibit means such Article or Section hereof or such Schedule or Exhibit hereto;

                    (vi) the words "including" (and with correlative meaning "include") means including, without limiting the generality of any description preceding such term;

                    (vii) with respect to the determination of any period of time, the word "from" means "from and including" and the word "to" means "to but excluding"; and

                    (viii) reference to any law means such as amended, modified, codified or reenacted, in whole or in part, and in effect from time to time.

          (b) The Section headings herein are for convenience only and shall not affect the construction hereof.

          (c) No provision of this Security Agreement shall be interpreted or construed against any Person solely because that Person or its legal representative drafted such provision.

          SECTION 29.  Submission to Jurisdiction.  (a) ANY LEGAL ACTION OR
                       --------------------------
PROCEEDING WITH RESPECT TO THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE

STATE OF TEXAS, IN DALLAS COUNTY OR THE UNITED STATES FOR THE NORTHERN DISTRICT OF TEXAS AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PLEDGOR HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS WITH RESPECT TO ANY SUCH ACTION OR PROCEEDING. EACH PLEDGOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO IT AT ITS ADDRESS PROVIDED IN TRANSACTION DOCUMENTS, SUCH SERVICE TO BECOME EFFECTIVE THIRTY (30) DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE SECURED PARTY OR ANY OF THE PARTIES TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE PLEDGORS IN ANY OTHER JURISDICTION.

          (b) EACH PLEDGOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

          SECTION 30.  Waiver of Jury Trial. EACH PARTY HEREBY WAIVES, TO THE
                       --------------------
EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT OR UNDER ANY AMENDMENT, LOAN DOCUMENTS, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM OR RELATING TO ANY BANKING OR FINANCIAL RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT OR ANY LOAN DOCUMENT, AND AGREES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

          SECTION 31.  Final Agreement of the Parties.  THIS AGREEMENT
                       ------------------------------
(INCLUDING THE SCHEDULES HERETO), AND THE OTHER LOAN DOCUMENTS, CONSTITUTE A "LOAN AGREEMENT" AS DEFINED IN SECTION 26.02(A) OF THE TEXAS BUSINESS AND COMMERCE CODE, AND REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE

PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

          IN WITNESS WHEREOF, the Pledgors have caused this Agreement to be duly executed and delivered as of the date first above written.


                              COMPANY / PLEDGOR:

                                        GROUP MAINTENANCE AMERICA CORP.,
                                        to be named Encompass Services
                                        Corporation, a Texas corporation


                                        By:    _______________________________
                                        Name:  Darren B. Miller
                                        Title: Executive Vice President

SUBSIDIARIES/ PLEDGORS :

BOSS SUBSIDIARIES

ADVENT ELECTRIC CO., INC.
AMERICAN AIR COMPANY, INC.
ATLANTIC ELECTRIC COMPANY, INC.
BARNES IVEY MECHANICAL COMPANY, L.L.C.
B&R ELECTRICAL SERVICES, INC.
BELTLINE MECHANICAL SERVICES, INC.
BRAZOSPORT MANAGEMENT, INC.
BUILDING ONE MECHANICAL SERVICES, INC. (TO BE NAMED ENCOMPASS MECHANICAL SERVICES, INC.)
BUILDING ONE COMMERCIAL, INC. (F/K/A SPANN BUILDING MAINTENANCE COMPANY, TO BE NAMED ENCOMPASS COMMERCIAL, INC.)
BUILDING ONE SERVICE SOLUTIONS, INC.
BUYR, INC.
CHAMBERS ELECTRONIC COMMUNICATIONS, INC.
CONSOLIDATED ELECTRICAL GROUP, INC.
CRAMAR ELECTRIC, INC.
C.R. HIPP CONSTRUCTION CO., INC.
D&P JANITORIAL, INC.
DEL-AIR SERVICE COMPANY, INC.
D/FW MECHANICAL SERVICES, INC.
DIRECT ENGINEERED MAINTENANCE, INC.
DIVERSIFIED MANAGEMENT SERVICES, U.S.A., INC.
EDG POWER GROUP, INC.
ELECTRICAL CONTRACTING, INC.
ELECTRICAL DESIGN & CONSTRUCTION, INC.
ENGINEERING DESIGN GROUP, INC.
FACILITYDIRECT.COM, LLC (F/K/A ALLIANCE SUPPLY CO., LLC)
FRED CLARK ELECTRICAL CONTRACTOR, INC.
GAMEWELL MECHANICAL, INC.
GARFIELD-INDECON ELECTRICAL SERVICES, INC.
G.S. FINANCIAL, INC.
G.S. GROUP, INC.
G.S.I. OF CALIFORNIA, INC.
GULF STATES, INC.
HYDRO COOLING, INC.
INTERSTATE BUILDING SERVICES, LLC
IVEY MECHANICAL COMPANY, INC.
IVEY MECHANICAL SERVICES, L.L.C.
K & A MECHANICAL, INC.
THE LEWIS COMPANIES, INC.
LEXINGTON/IVEY MECHANICAL COMPANY, LLC

MCINTOSH MECHANICAL, INC.
MH TECHNOLOGIES, INC.
NATIONAL NETWORK SERVICES, INC.
OIL CAPITAL ELECTRIC, INC.
OMNI MECHANICAL COMPANY
OMNI MECHANICAL SERVICES, By Omni Mechanical Company
POTTER ELECTRIC CO., INC.
PROCESS DESIGN BUILDERS, LLC
PRO WIRE SECURITY SYSTEMS, INC.
REGENCY ELECTRIC COMPANY, INC.
REGENCY ELECTRIC COMPANY ATLANTA OFFICE
REGENCY ELECTRIC COMPANY CHARLOTTE OFFICE, INC.
REGENCY ELECTRIC COMPANY JACKSONVILLE OFFICE, INC.
REGENCY ELECTRIC COMPANY MEMPHIS OFFICE, INC.
REGENCY ELECTRIC COMPANY ORLANDO OFFICE, INC.
REGENCY ELECTRIC COMPANY PROJECTS GROUP, INC.
REGENCY ELECTRIC COMPANY SOUTH FLORIDA OFFICE, INC.
RIVIERA ELECTRIC CONSTRUCTION CO.
RIVIERA ELECTRIC OF CALIFORNIA, INC.
ROBINSON MECHANICAL COMPANY
SANDERS BROS., INC.
SKC ELECTRIC, INC.
SKCE, INC.
S.L. PAGE CORPORATION
SULLIVAN ELECTRIC, INC.
TAYLOR-HUNT ELECTRIC, INC. (F/K/A TAYLOR ELECTRIC, INC.)
TESTRONICS, INC.
TOWN & COUNTRY ELECTRIC, INC.
TRI-CITY ELECTRICAL CONTRACTORS, INC.
TRI-M BUILDING AUTOMATION SYSTEMS CORP.
TRI-M CORPORATION
TRI-M ELECTRICAL CONSTRUCTION CORP.
TRI-M HOLDING CORP.
TSE ACQUISITION CORP.
TRI-STATE ACQUISITION CORP.
WALKER ENGINEERING, INC.
WALTER C. DAVIS & SON, INCORPORATED
WATSON ELECTRICAL CONSTRUCTION CO.
WILSON ELECTRIC COMPANY, INC.
WAYZATA, INC.
ZWART, INC. (D/B/A MOUNTAIN VIEW ELECTRIC, INC.)

By:_______________________________
Name:  F. Traynor Beck
Title: Vice President and Assistant Secretary
       Acting on Behalf of Each of the Above

GROUPMAC SUBSIDIARIES

AA ADVANCE AIR, INC.
AA JARL, INC.
A-ABC APPLIANCE, INC.
A-ABC SERVICES, INC.
A-1 MECHANICAL OF LANSING, INC.
AIR CONDITIONING ENGINEERS, INC.
AIR CONDITIONING, PLUMBING & HEATING SERVICE CO., INC.
AIRCON ENERGY INCORPORATED
AIR SYSTEMS, INC.
AIRTRON, INC.
AIRTRON OF CENTRAL FLORIDA, INC.
ALL SERVICE ELECTRIC, INC.
ARKANSAS MECHANICAL SERVICES, INC.
ATLANTIC INDUSTRIAL CONSTRUCTORS, INC.
CALLAHAN ROACH PRODUCTS & PUBLICATIONS, INC.
CARDINAL CONTRACTING CORPORATION
CENTRAL AIR CONDITIONING CONTRACTORS, INC.
CENTRAL CAROLINA AIR CONDITIONING COMPANY
CHAPEL ELECTRIC CO.
CHARLIE CRAWFORD, INC.
CLARK CONVERSE ELECTRIC SERVICE, INC.
COLONIAL AIR CONDITIONING COMPANY
COMMERCIAL AIR HOLDING COMPANY
COMMERCIAL AIR, POWER & CABLE, INC.
CONTINENTAL ELECTRICAL CONSTRUCTION CO.
COSTA AND RIHL, INC.
COSTA & RIHL PLUMBING, INC.
COSTNER BROTHERS, INC.
DIVCO, INC.
DYNALINK CORPORATION
ELECTRICAL ASSOCIATES OF DALLAS, INC.
EVANS SERVICES, INC.
THE FARFIELD COMPANY
FERGUSON ELECTRIC CORPORATION
GENTZLER ELECTRICAL CONTRACTORS, INC.
GILBERT MECHANICAL CONTRACTORS, INC.

GREENWAY INVESTMENT CORP.
GROUPMAC FACILITY SERVICES, INC. (TO BE NAMED ENCOMPASS FACILITY SERVICES, INC.) GROUPMAC HOLDING CORP. (TO BE NAMED ENCOMPASS HOLDING CORP.), By Airtron, Inc. and Paul E. Smith Co., Inc.
GROUPMAC INDIANA, L.L.C. (TO BE NAMED ENCOMPASS INDIANA, L.L.C.)
GROUPMAC MARYLAND CORP. (TO BE NAMED ENCOMPASS MARYLAND CORP.)
GROUPMAC TEXAS L.P. (TO BE NAMED ENCOMPASS TEXAS L.P.), By GroupMAC Holding
Corp.
HPS PLUMBING SERVICES, INC.
HALLMARK AIR CONDITIONING, INC.
HUNGERFORD MECHANICAL CORPORATION
J. D. STEWARD AIR CONDITIONING, INC.
K & N PLUMBING, HEATING AND AIR CONDITIONING, INC.
LANEY'S, INC.
LINFORD SERVICE CO.
L.T. MECHANICAL, INC.
MACDONALD-MILLER CO., INC.
MACDONALD-MILLER INDUSTRIES, INC.
MACDONALD-MILLER OF OREGON, INC.
MACDONALD-MILLER SERVICE, INC.
MASTERS, INC.
MECHANICAL INTERIORS, INC.
MECHANICAL SERVICES OF ORLANDO, INC.
MERRITT ISLAND AIR & HEAT, INC.
NEW CONSTRUCTION AIR CONDITIONING, INC.
NORON, INC.
PACIFIC RIM MECHANICAL CONTRACTORS, INC.
PAUL E. SMITH CO., INC.
PHOENIX ELECTRIC COMPANY
RAY AND CLAUDE GOODWIN, INC.
RELIABLE MECHANICAL, INC.
ROMANOFF ELECTRIC CORP.
SEQUOYAH CORPORATION
SIBLEY SERVICES, INCORPORATED
SNYDER MECHANICAL
SOUTHEAST MECHANICAL SERVICE, INC.
STATEWIDE HEATING & AIR CONDITIONING, INC.
STEPHEN C. POMEROY, INC.
STERLING AIR CONDITIONING, INC.
SUN PLUMBING, INC.
TEAM MECHANICAL, INC.
TOWER ELECTRIC COMPANY
TRINITY CONTRACTORS, INC.

UNITED ACQUISITION CORP.
VALLEY WIDE PLUMBING AND HEATING, INC.
VAN'S COMFORTEMP AIR CONDITIONING, INC.
VANTAGE MECHANICAL CONTRACTORS, INC.

VERMONT MECHANICAL, INC.
WADE'S HEATING & COOLING, INC.
WIEGOLD & SONS, INC.
WILLIS REFRIGERATION, AIR CONDITIONING & HEATING, INC.
YALE INCORPORATED


By:_______________________________
Name:  Darren B. Miller
Title: Vice President Acting on Behalf of Each of the Above


GROUPMAC MANAGEMENT CO.
TO BE NAMED ENCOMPASS MANAGEMENT CO.


By:_______________________________
Name:  Darren B. Miller
Title: Executive Vice President

                     ADMINISTRATIVE AGENT / SECURED PARTY:


                                   BANK OF AMERICA, N.A.,
                                   Administrative Agent for the Banks



                                   By:   _____________________________
                                   Name:
                                   Title:

                                  Schedule  I


                                Pledged Shares

                          PLEDGE AGREEMENT SCHEDULE I

     PART A

                                 PLEDGED SHARES

                                                            Percentage         Stock          Number
                                 Issuing Company and         of Shares      Certificate         of
  Owner/Pledgor of Stock       State of Incorporation         Pledged           No.           Shares
  ----------------------       ----------------------      ------------     -----------      --------

Group Maintenance America    A-1 Mechanical of Lansing,          100%           A001           1,000
 Corp., a Texas              Inc. (Michigan)
 corporation

Group Maintenance America    AA Advance Air, Inc.                100%           A001           1,000
 Corp., a Texas              (Florida)
 corporation

Group Maintenance America    A-ABC Appliance, Inc.               100%           A001           1,000
 Corp., a Texas              (Texas)
 corporation

GroupMAC Holding Corp., a    A-ABC Services, Inc.                100%           A001           1,000
 Delaware corporation        (Delaware)

Group Maintenance America    AA JARL, Inc.                       100%           A001           1,000
 Corp., a Texas              (Delaware)
 corporation

Group Maintenance America    Air Conditioning                    100%           A001           1,000
 Corp., a Texas              Engineers, Inc. (Michigan)
 corporation

Group Maintenance America    Air Conditioning, Plumbing          100%           A001           1,000
 Corp., a Texas              & Heating Service Co.,
 corporation                 Inc. (Colorado)

Group Maintenance America    Aircon Energy Incorporated          100%           A001           1,000
 Corp., a Texas              (California)
 corporation

Pacific Rim Mechanical       Air Systems, Inc.                   100%           A001           1,000
 Contractors, Inc., a        (California)
 California corporation

Group Maintenance America    Airtron, Inc. (Delaware)            100%           236            1,000
 Corp., a Texas
 corporation

Airtron, Inc., a Delaware    Airtron of Central                  100%             1              100
 corporation                 Florida, Inc.
                             (Florida)

Group Maintenance America    All Service Electric, Inc.          100%           A001           1,000
 Corp., a Texas              (Florida)
 corporation



Group Maintenance America    Arkansas Mechanical                 100%           A001           1,000
 Corp., a Texas              Services, Inc. (Arkansas)
 corporation


Group Maintenance America    Atlantic Industrial                 100%           A001           1,000
 Corp., a Texas              Constructors, Inc.
 corporation                 (Virginia)


Group Maintenance America    Callahan Roach Products &           100%           A001           1,000
 Corp., a Texas              Publications, Inc.
 corporation                 (Colorado)


Group Maintenance America    Cardinal Contracting                100%              8         542.553
 Corp., a Texas              Corporation (Indiana)
 corporation


Group Maintenance America    Central Air Conditioning            100%           A001           1,000
 Corp., a Texas              Contractors, Inc.
 corporation                 (Delaware)


Group Maintenance America    Central Carolina Air                100%          A001            1,000
 Corp., a Texas              Conditioning Company
 corporation                 (North Carolina)


Group Maintenance America    Chapel Electric Co. (Ohio)          100%           A001           3,800
 Corp., a Texas
 corporation


GroupMAC Holding Corp., a    Charlie Crawford, Inc.              100%           A001           1,000
 Delaware corporation        (Delaware)


Group Maintenance America    Clark Converse Electric             100%           A001             100
 Corp., a Texas              Service, Inc. (Ohio)
 corporation


Group Maintenance America    Colonial Air Conditioning           100%           A001           1,000
 Corp., a Texas              Company (Delaware)
 corporation


Group Maintenance America    Commercial Air Holding              100%           A001           1,000
 Corp., a Texas              Company (Maryland)
 corporation


Commercial Air Holding       Commercial Air, Power &             100%           A001         100,000
 Company, a Maryland         Cable, Inc. (Maryland)
 corporation


Group Maintenance America    Continental Electrical              100%           A001           1,000
 Corp., a Texas              Construction Co. (Delaware)
 corporation


Group Maintenance America    Costa and Rihl, Inc.                100%             12              50
 Corp., a Texas              (New Jersey)
 corporation


Costa and Rihl, Inc., a      Costa & Rihl Plumbing,               90%              1        90 Class A
 New Jersey corporation      Inc. (New Jersey)

Group Maintenance America    Costner Brothers, Inc.              100%              3           2,000
 Corp., a Texas              (South Carolina)
 corporation


Group Maintenance America    Divco, Inc.                         100%           A001           1,000
 Corp., a Texas              (Washington)
 corporation


Group Maintenance America    Dynalink Corporation                100%            118          281.52
 Corp., a Texas              (Ohio)
 corporation


GroupMAC Holding Corp., a    Electrical Associates of            100%            005           1,001
 Delaware corporation        Dallas, Inc. (Texas)


Group Maintenance America    Evans Services, Inc.                100%           A001           1,000
 Corp., a Texas              (Alabama)
 corporation


Group Maintenance America    The Farfield Company                100%           A001           1,000
 Corp., a Texas              (Delaware)
 corporation


Group Maintenance America    Ferguson Electric                   100%           A001           1,000
 Corp., a Texas              Corporation
 corporation                 (Delaware)


Group Maintenance America    Gentzler Electrical                 100%           A001           1,000
 Corp., a Texas              Contractors, Inc.
 corporation                 (Delaware)

Group Maintenance America    Gilbert Mechanical                  100%           A001           1,000
 Corp., a Texas              Contractors, Inc.
 corporation                 (Minnesota)

Group Maintenance America    Greenway Investment Corp.           100%            001           1,000
 Corp., a Texas              (Delaware)
 corporation

MacDonald-Miller             GroupMAC Facility                   100%            001           1,000
 Industries, Inc., a         Services, Inc. (Delaware)
 Washington corp.

Group Maintenance America    GroupMAC Holding Corp.              100%            001           1,000
 Corp., a Texas              (Delaware)
 corporation

Group Maintenance America    GroupMAC Management Co.             100%            001           1,000
 Corp., a Texas              (Delaware)
 corporation

Group Maintenance America    GroupMAC Maryland Corp.             100%            001           1,000
 Corp., a Texas              (Delaware)
 corporation

GroupMAC Holding Corp., a    Hallmark Air Conditioning,          100%           A001           1,000
 Delaware corporation        Inc. (Delaware)


Group Maintenance America    HPS Plumbing Services,              100%           A001           1,000
 Corp., a Texas              Inc. (California)
 corporation

Group Maintenance America    Hungerford Mechanical               100%           A001           1,000
 Corp., a Texas              Corporation (Virginia)
 corporation

Group Maintenance America    J. D. Steward Air                   100%           A001           1,000
 Corp., a Texas              Conditioning, Inc.
 corporation                 (Colorado)

GroupMAC Holding Corp., a    K & N Plumbing, Heating             100%           A001           1,000
 Delaware corporation        and Air Conditioning, Inc.
                             (Delaware)

Group Maintenance America    Laney's, Inc. (Delaware)            100%           A001           1,000
 Corp., a Texas
 corporation

Group Maintenance America    Linford Service Co.                 100%           A001           1,000
 Corp., a Texas              (California)
 corporation


Group Maintenance America    L.T. Mechanical, Inc.               100%           A001           1,000
 Corp., a Texas              (Delaware)
 corporation

Group Maintenance America    MacDonald-Miller                    100%           A001           1,000
 Corp., a Texas              Industries, Inc.
 corporation                 (Washington)

MacDonald-Miller             MacDonald-Miller Service,           100%              1             500
 Industries, Inc., a         Inc. (Washington)
 Washington corp.

MacDonald-Miller             MacDonald-Miller Co., Inc.          100%              1          30,070
 Industries, Inc., a         (Washington)
 Washington corp.


MacDonald-Miller             MacDonald-Miller Co., Inc.          100%              2          36,764
 Industries, Inc., a         (Washington)
 Washington corp.


MacDonald-Miller             MacDonald-Miller Co., Inc.          100%              3          36,764
 Industries, Inc., a         (Washington)
 Washington corp.


MacDonald-Miller             MacDonald-Miller of                 100%           A001           1,000
 Industries, Inc., a         Oregon, Inc. (Delaware)
 Washington corp.

Group Maintenance America    Masters, Inc.                       100%           A001           1,000
 Corp., a Texas              (Maryland)
 corporation


Group Maintenance America    Mechanical Interiors, Inc.          100%           A001           1,000
 Corp., a Texas              (Delaware)
 corporation


Group Maintenance America    Mechanical Services of              100%              5              35
 Corp., a Texas              Orlando, Inc. (Florida)
 corporation

Group Maintenance America    Merritt Island Air & Heat,          100%           A001           1,000
 Corp., a Texas              Inc. (Delaware)
 corporation

Group Maintenance America    New Construction Air                100%           A001           1,000
 Corp., a Texas              Conditioning, Inc.
 corporation                 (Michigan)

Group Maintenance America    Noron, Inc.                         100%           A001             850
 Corp., a Texas              (Ohio)
 corporation

Group Maintenance America    Pacific Rim Mechanical              100%     A001; B001          21,764;
 Corp., a Texas              Contractors, Inc.                                                   262
 corporation                 (California)

Group Maintenance America    Paul E. Smith Co., Inc.             100%              6             550
 Corp., a Texas              (Indiana)
 corporation

Group Maintenance America    Phoenix Electric Company            100%           A001           1,000
 Corp., a Texas              (Delaware)
 corporation

Group Maintenance America    Ray and Claude Goodwin,             100%           A001           1,000
 Corp., a Texas              Inc. (Florida)
 corporation

Group Maintenance America    Reliable Mechanical, Inc.           100%           A001           1,000
 Corp., a Texas              (Delaware)
 corporation

Group Maintenance America    Romanoff Electric Corp.             100%           A001             100
 Corp., a Texas              (Ohio)
 corporation

Group Maintenance America    Sequoyah Corporation                100%            005          10,000
 Corp., a Texas              (Washington)
 corporation

Group Maintenance America    Sibley Services,                    100%             49             396
 Corp., a Texas              Incorporated
 corporation                 (Tennessee)

Group Maintenance America    Snyder Mechanical                   100%            001           1,200
 Corp., a Texas
 corporation

Group Maintenance America    Southeast Mechanical                100%           A001;          1,000;
 Corp., a Texas              Services, Inc. (Florida)                           B001           1,000
 corporation

Group Maintenance America    Statewide Heating & Air             100%           A001           1,000
 Corp., a Texas              Conditioning, Inc.
 corporation                 (Delaware)


Group Maintenance America    Stephen C. Pomeroy, Inc.            100%           A001           1,000
 Corp., a Texas              (Delaware)
 corporation

Group Maintenance America    Sterling Air Conditioning,          100%           A001           1,000
 Corp., a Texas              Inc.
 corporation                 (Delaware)


Group Maintenance America    Sun Plumbing, Inc.                  100%           A001           1,000
 Corp., a Texas              (Florida)
 corporation

Group Maintenance America    Team Mechanical, Inc.               100%           A001           1,000
 Corp., a Texas              (Utah)
 corporation

Group Maintenance America    Tower Electric Company              100%           A001           1,000
 Corp., a Texas              (Delaware)
 corporation

GroupMAC Holding Corp., a    Trinity Contractors, Inc.           100%           A001      32,216.035
 Delaware corporation        (Delaware)

Group Maintenance America    United Acquisition Corp.            100%            001           1,000
 Corp., a Texas              (Iowa)
 corporation

Group Maintenance America    Valley Wide Plumbing and            100%           A001           1,000
 Corp., a Texas              Heating, Inc. (Colorado)
 corporation

Group Maintenance America    Van's Comfortemp Air                100%           A001           1,000
 Corp., a Texas              Conditioning, Inc.
 corporation                 (Florida)

Group Maintenance America    Vantage Mechanical                  100%            001              30
 Corp., a Texas              Contractors, Inc.
 corporation                 (Maryland)

Group Maintenance America    Vermont Mechanical, Inc.            100%           A001           1,000
 Corp., a Texas              (Delaware)
 corporation

Group Maintenance America    Wade's Heating & Cooling,           100%           A001           1,000
 Corp., a Texas              Inc. (Florida)
 corporation

Group Maintenance America    Wiegold & Sons, Inc.                100%           A001           1,000
 Corp., a Texas              (Florida)
 corporation

Group Maintenance America    Willis Refrigeration, Air           100%           A001           1,000
 Corp., a Texas              Conditioning & Heating,
 corporation                 Inc. (Ohio)

Group Maintenance America    Yale Incorporated                   100%           A001           1,000
 Corp., a Texas              (Minnesota)
 corporation


                          Pledge Agreement Schedule I
                          ---------------------------

                                     PART B

                                 PLEDGED SHARES


             BUILDING ONE SERVICES CORPORATION AND ITS SUBSIDIARIES


                                                                               NUMBER OF     CERTIFICATE       PERCENTAGE
  NAME OF OWNER/PLEDGOR       NAME OF ISSUING ENTITY       TYPE OF SHARES       SHARES            NO.           (%) OWNED
-------------------------   ---------------------------    --------------     ---------      -----------     --------------

Building One Services       Advent Electric Co., Inc.          Common              100               2              100
 Corporation                (fka Advent Acquisition
                            Corp.)

Building One Services       American Air Company, Inc.         Common              100               1              100
 Corporation

Building One Services       Atlantic Electric Company,         Common              100               1              100
 Corporation                Inc. (fka Atlantic
                            Acquisition Corp.)

Building One Services       B & R Electrical Services,         Common              100              10              100
 Corporation                Inc.

Building One Services       Building One Mechanical            Common              100               1              100
 Corporation                Services, Inc.

Building One Services       BUYR, Inc.                         Common              100               1              100
 Corporation

Building One Services       C.R. Hipp Construction             Common              100               7              100
 Corporation                Co., Inc.

Building One Services       Consolidated Electrical            Common              100               1              100
 Corporation                Group, Inc.

Building One Services       Del-Air Service Company,           Common              100               2              100
 Corporation                Inc.

Building One Services       D/FW Mechanical Services,          Common              100               1              100
 Corporation                Inc.

Building One Services       Electrical Contracting,            Common              100               1              100
 Corporation                Inc. (fka ECI Acquisition
                            Corp.)

Building One Services       Gamewell Mechanical, Inc.          Common              100               1              100
 Corporation                (fka Gamewell Acquisition
                            Corp.)

Building One Services       Garfield-Indecon                   Common              100               1              100
 Corporation (fka           Electrical Services, Inc.
 Consolidation Capital      (fka CCC5 Acquisition Co.)
 Corporation)

Building One Services       K & A Mechanical, Inc.(fka         Common          100,000               1              100
 Corporation                K&A Acquisition Corp.)

Building One Services       MH Technologies, Inc.              Common           10,000              10              100
 Corporation


Building One Services       McIntosh Mechanical, Inc.          Common              100               1              100
 Corporation (fka           (fka McIntosh Acquisition
 Consolidation Capital      Corp.)
 Corporation)


Building One Services,      Zwart, Inc. (d/b/a                 Common              100              11              100
 Inc.                       Mountain View Electric,
                            Inc.)

Building One Services       National Network Services,         Common              100               1              100
 Corporation                Inc.

Building One Services       Omni Mechanical Company            Common            1,000             004              100
 Corporation

Building One Services       Potter Electric Co., Inc.          Common            1,000              12              100
 Corporation

Building One Services       Riviera Electric                   Common              100               1              100
 Corporation (fka           Construction Co.(fka CCC3
 Consolidation Capital      Acquisition Co.)
 Corporation)

Building One Services       Riviera Electric of                Common              100               1              100
 Corporation (fka           California, Inc.
 Consolidation Capital      (fka CCC15 Acquisition Co.)
 Corporation)

Building One Services       Robinson Mechanical Company        Common              100            B-050             100
 Corporation (fka
 Consolidation Capital
 Corporation)

Building One Services       Building One Commercial,           Common            1,000               17             100
 Corporation (fka           Inc. (fka Spann Building
 Consolidation Capital      Maintenance Company)
 Corporation)

Building One Services       Sullivan Electric, Inc.            Common              100               1              100
 Corporation                (fka Sullivan Acquisition
                            Corp.)

Building One Services       Taylor-Hunt Electric, Inc.         Common              100               2              100
 Corporation                (fka Taylor Electric, Inc.)

Building One Services       Town & Country Electric,           Common              100               1              100
 Corporation (fka           Inc.
 Consolidation Capital      (fka CCC7 Acquisition Co.)
 Corporation)

Building One Services       Tri-City Electrical                Common              100               1              100
 Corporation (fka           Contractors, Inc.
 Consolidation Capital      (fka CCC6 Acquisition Co.)
 Corporation)

Building One Services       Tri-State Acquisition Corp.        Common              100               1              100
 Corporation

Building One Services       TSE Acquisition Corp.              Common              100               1              100
 Corporation

Building One Services       Walker Engineering, Inc.           Common              100               2              100
 Corporation

Building One Services       Watson Electrical                  Common              100               1              100
 Corporation (fka           Construction Co.
 Consolidation Capital      (fka WECC Acquisition
 Corporation)               Corp.)

Building One Services       Walter C. Davis & Son,             Common              100               1              100
 Corporation                Incorporated
                            (fka WCD Acquisition Corp.)

Building One Services       Wayzata, Inc.                      Common                1           1,000              100
 Corporation

                     G.S. GROUP, INC. AND ITS SUBSIDIARIES

                                                           TYPE OF         NUMBER OF       CERTIFICATE    PERCENTAGE
   Name of Owner/Pledgor      NAME OF ISSUING ENTITY       SHARES           SHARES              NO.       (%) OWNED
---------------------------   -----------------------      ------          --------        ----------     -----------

Building One Services         G.S. Group, Inc.             Common              100               1             100
 Corporation (fka             (f/k/a CCC Acquiring
 Consolidation Capital        Co. No. 11)
 Corporation)

G.S. Group, Inc.              G.S. Financial, Inc.         Common             25,000            002            100

G.S. Group, Inc.              G.S.I. of California,        Common              5,000            002            100
                              Inc.

G.S. Group, Inc.              Testronics, Inc.             Common              1,000            002            100

G.S. Group, Inc.              Gulf States, Inc.           Class A;           862,272;           398;           100
                                                          Class B            324,033            169

G.S. Group, Inc.              Brazosport Management,       Common              1,000             2             100
                              Inc.


IVEY MECHANICAL COMPANY, INC. AND ITS SUBSIDIARIES


                                                           TYPE OF         NUMBER OF       CERTIFICATE    PERCENTAGE
   Name of Owner/Pledgor      NAME OF ISSUING ENTITY       SHARES           SHARES              NO.       (%) OWNED
---------------------------   -----------------------      ------          --------        ----------     -----------

Building One Services        Ivey Mechanical                Common              100               2            100
 Corporation (fka            Company, Inc.
 Consolidation Capital
 Corporation)

Ivey Mechanical Company,     Beltline Mechanical            Common              100               1            100
 Inc.                        Services, Inc.
                             (fka Beltline
                             Acquisition Corp)

Ivey Mechanical Company,     Lexington/Ivey                    n/a              n/a             n/a            100
 Inc.                        Mechanical Company, LLC

Ivey Mechanical Company      Ivey Mechanical                 Units            1,000               1            100
                             Services, LLC

Ivey Mechanical Company,     Barnes Ivey Mechanical            n/a              n/a             n/a            100
 Inc.                        Company, L.L.C.

REGENCY ELECTRIC COMPANY, INC. AND ITS SUBSIDIARIES


                                                           TYPE OF         NUMBER OF       CERTIFICATE    PERCENTAGE
   Name of Owner/Pledgor      NAME OF ISSUING ENTITY       SHARES           SHARES              NO.       (%) OWNED
---------------------------   -----------------------      ------          --------        ----------     -----------

Building One Services      Regency Electric                Common             100               2               100
 Corporation (fka          Company, Inc.
 Consolidation Capital     (fka RECI Acquisition
 Corporation)              Corp.)


Regency Electric           Regency Electric Company        Common           1,000               16              100
 Company, Inc.             Jacksonville Office, Inc.

Regency Electric           Regency Electric Company        Common           1,000               10              100
 Company, Inc.             Orlando Office, Inc.

Regency Electric           Regency Electric Company        Common           1,000               14              100
 Company, Inc.             Atlanta Office, Inc.

Regency Electric           Regency Electric Company        Common           1,000                2              100
 Company, Inc.             Projects Group, Inc.
                           (fka Regency Electric
                           Co. Projects Group, Inc.)

Regency Electric           Regency Electric Company        Common           1,000                2              100
 Company, Inc.             Charlotte Office, Inc.

Regency Electric           Regency Electric Company        Common           1,000                1              100
 Company, Inc.             South Florida, Inc.

Regency Electric           Regency Electric Company        Common           1,000                1              100
 Company, Inc.             Memphis Office, Inc.

                                                                              28
SKC ELECTRIC, INC. AND ITS SUBSIDIARIES


                                                           TYPE OF         NUMBER OF       CERTIFICATE    PERCENTAGE
   Name of Owner/Pledgor      NAME OF ISSUING ENTITY       SHARES           SHARES              NO.       (%) OWNED
---------------------------   -----------------------      ------          --------        ----------     -----------

Building One Services           SKC Electric, Inc.         Common           1,000                 1              100
 Corporation  (fka
 Consolidated Capital
 Corporation)

SKC Electric, Inc.              Cramar Electric, Inc.      Common           1,000                 2              100

SKC Electric, Inc.              SKCE, Inc.                 Common           1,000                 3              100

SKC Electric, Inc.              Pro Wire Security          Common              10                 2              100
                                Systems, Inc.


THE LEWIS COMPANIES, INC. AND ITS SUBSIDIARIES


                                                           TYPE OF         NUMBER OF       CERTIFICATE    PERCENTAGE
   Name of Owner/Pledgor      NAME OF ISSUING ENTITY       SHARES           SHARES              NO.       (%) OWNED
---------------------------   -----------------------      ------          --------        ----------     -----------

Building One Services          The Lewis Companies,          Common         50,000             101              100
 Corporation (fka              Inc.
 Consolidation Capital         (fka ROBO Acquisition
 Corporation)                  Corporation)


The Lewis Companies, Inc.      Oil Capital Electric,         Common          1,140               5              100
                               Inc.

The Lewis Companies, Inc.      Engineering Design            Common        784,699              97               93*
                               Group, Inc. *will be
                               100% prior to closing

The Lewis Companies, Inc.      Electrical Design &           Common          1,000               2              100
                               Construction, Inc.

The Lewis Companies, Inc.      Fred Clark Electrical         Common          1,000               1              100
                               Contractor, Inc.

[Partnership: 50% owned by     Omni Mechanical Services        n/a             n/a             n/a              n/a
 The Lewis Companies, Inc./
 50% owned by Omni
 Mechanical Corporation]

The Lewis Companies, Inc.      EDG Power Group, Inc.         Common         10,000               1              100


TRI-M HOLDING CORP. AND ITS SUBSIDIARIES

                                                           TYPE OF         NUMBER OF       CERTIFICATE    PERCENTAGE
   Name of Owner/Pledgor      NAME OF ISSUING ENTITY       SHARES           SHARES              NO.       (%) OWNED
---------------------------   -----------------------      ------          --------        ----------     -----------

Building One Services          Tri-M Holding Corp.          Common            100               2              100
 Corporation (fka              (fka TRI-M
 Consolidation Capital         Acquisition Corp.)
 Corporation)

Tri-M Holding Corp.            tri-M Corporation            Common           5,000              1              100

Tri-M Holding Corp.            tri-M Corporation            Common           5,000              2              100

Tri-M Holding Corp.            tri-M Electrical             Common           5,000              1              100
                               Construction Corp.
                               (fka Tri-M Electrical
                               Contractors, Inc.)

Tri-M Holding Corp.            tri-M Electrical             Common           5,000              2              100
                               Construction Corp.
                               (fka Tri-M Electrical
                               Contractors, Inc.)

Tri-M Holding Corp.            tri-M Building               Common           5,000              1              100
                               Automation Systems
                               Corp.

Tri-M Holding Corp.            tri-M Building               Common           5,000              2              100
                               Automation Systems
                               Corp.


WILSON ELECTRIC COMPANY, INC. AND ITS SUBSIDIARIES


                                                           TYPE OF         NUMBER OF       CERTIFICATE    PERCENTAGE
   Name of Owner/Pledgor      NAME OF ISSUING ENTITY       SHARES           SHARES              NO.       (%) OWNED
---------------------------   -----------------------      ------          --------        ----------     -----------

Building One Services         Wilson Electric Company,         Common         100               1             100
 Corporation (fka             Inc.
 Consolidation Capital        (fka CCC8 Acquisition Co.)
 Corporation)

Wilson Electric Company,      Chambers Electronic              Common         100               1             100
 Inc.                         Communications, Inc.
                              (fka Chambers Acquisition
                              Corp.)


BUILDING ONE SERVICE SOLUTIONS, INC. AND ITS SUBSIDIARIES


                                                           TYPE OF         NUMBER OF       CERTIFICATE    PERCENTAGE
   Name of Owner/Pledgor      NAME OF ISSUING ENTITY       SHARES           SHARES              NO.       (%) OWNED
---------------------------   -----------------------      ------          --------        ----------     -----------

Building One Services         Building One Service           Common           100               2             100
 Corporation (fka             Solutions, Inc.
 Consolidation Capital        (fka Service Management
 Corporation)                 USA Inc.)


Building One Service          Diversified Management         Common           200               2             100
 Solutions, Inc.              Services USA, Inc.
(fka Service Management
 USA, Inc.)

Building One Service          FacilityDirect.com, LLC          n/a            n/a              n/a            100
 Solutions, Inc.              (fka Alliance Supply
                              Co., LLC)

Building One Service          Interstate Building              n/a            n/a              n/a            100
 Solutions, Inc.              Services, LLC

Building One Service          D & P Janitorial, Inc.         Common           100               2             100
 Solutions, Inc.

Building One Service          Direct Engineered              Common            51               4             100
 Solutions, Inc.              Maintenance Systems, Inc.


SANDERS BROS., INC. AND ITS SUBSIDIARIES


                                                           TYPE OF         NUMBER OF       CERTIFICATE    PERCENTAGE
   NAME OF OWNER/PLEDGOR      NAME OF ISSUING ENTITY       SHARES           SHARES              NO.       (%) OWNED
---------------------------   -----------------------      ------          --------        ----------     -----------

Building One Services        Sanders Bros., Inc.           Common               100              69            100
 Corporation

Sanders Bros., Inc.          Process Design                  n/a                n/a               n/a           50
                             Builders, LLC


S.L. PAGE CORPORATION AND ITS SUBSIDIARY



                                                           TYPE OF         NUMBER OF       CERTIFICATE    PERCENTAGE
   NAME OF OWNER/PLEDGOR      NAME OF ISSUING ENTITY       SHARES           SHARES              NO.       (%) OWNED
---------------------------   -----------------------      ------          --------        ----------     -----------

Building One Services           S.L. Page Corporation         Common            100             17            100
 Corporation

S.L. Page Corporation           Hydro Cooling, Inc.           Common            100              6            100


                                 Schedule  II


              Chief Executive Office Locations of Other Pledgors

                         PLEDGE AGREEMENT SCHEDULE II
                         ----------------------------

                                    Part A

                        List of Chief Executive Offices


             Name of Subsidiary                                      Address
--------------------------------------------   ---------------------------------------------------
A-1 Mechanical of Lansing, Inc.                   615 S. Waverly Road, Lansing, Michigan 48917
AA Advance Air, Inc.                              1920 NW 32nd Street, Pompano Beach, FL 33064
A-ABC Appliance, Inc.                             8 Greenway Plaza, Ste 1500, Houston, TX 77046
A-ABC Services, Inc.                              14001 Distribution Way, Dallas, TX 75234
AA JARL, Inc.(dba Jarrell Plumbing)               6920 Winton, Houston, TX 77021
Air Conditioning Engineers, Inc.                  5250 Auburn Road, Utica Michigan 48317
Air Conditioning, Plumbing & Heating
 Service Co., Inc.                                4350 Race Street, Denver, CO 80216
Aircon Energy Incorporated                        4234 N. Freeway Blvd., #100, Sacramento, CA 95834
Air Systems, Inc.                                 381 Stockton Street, San Jose, CA 95126
Airtron, Inc.                                     7813 North Dixie Drive, Dayton, OH 45414
Airtron of Central Florida, Inc.                  210 Douglas Road, East Oldsmar, FL 34677
All Service Electric, Inc.                        1556 Whitlock Avenue, Jacksonville, FL 32211
Arkansas Mechanical Services, Inc.                2201 Lincoln Road, N. Little Rock, AR 72115
Atlantic Industrial Constructors, Inc.            4500 Oakleys Lane, Richmond, VA 23231
Callahan Roach Products & Publications, Inc.      8955 E. Nichols, Ste 200, Englewood, CO 80112
Cardinal Contracting Corporation                  2300 S. Tibbs, Indianapolis, IN 46241
Central Air Conditioning Contractors, Inc.        9195 Red Branch Road, Columbia, MD 21045
Central Carolina Air Conditioning Company         1800 Fairfax Road, Greensboro, NC 27407-4124
Chapel Electric Co.                               207 E. Sixth, Dayton, OH 45402
Charlie Crawford, Inc.                            1309 Pennsylvania, So. Houston, TX 77587-4042
Clark Converse Electric Service, Inc.             3783 Gantz Road, Grove City, OH 43123
Colonial Air Conditioning Company                 4 Northwood Drive, Bloomfield, CT 06002
Commercial Air Holding Company                    12100 Baltimore Avenue, Beltsville, MD 20705
Commercial Air, Power & Cable, Inc.               12100 Baltimore Avenue, Beltsville, MD 20705
Continental Electrical Construction Co.           5834 W. Howard, Skokie, IL 60077
Costa and Rihl, Inc.                              3900 Church Road, Mt. Laurel, NJ 08054
Costa & Rihl Plumbing, Inc.                       3900 Church Road, Mt. Laurel, NJ 08054
Costner Brothers, Inc.                            3175 Lesslie Highway, Rock Hill, SC 29730
Divco, Inc.                                       715 Madelia Street, Spokane, WA 99220
Dynalink Corporation                              5201 Richmond Rd, Bedford Heights, OH 44146
Electrical Associates of Dallas, Inc.             3730 Marquis Dr., Garland, TX 75024
Evans Services, Inc.                              2406 Valleydale Road, Birmingham, AL 35244
The Farfield Company                              312 E. Meadow Valley Road, Lititz, PA 17543
Ferguson Electric Corporation                     1410 Ford Street, Colorado Springs, CO 80915
Gentzler Electrical Contractors, Inc.             10510 Markison, Dallas, TX 75238
Gilbert Mechanical Contractors, Inc.              4451 West 76th Street, Minneapolis, MN 55435
Greenway Investment Corp.                         1105 N. Market Square, Wilmington, DE 19801
GroupMAC Facility Services, Inc.                  7717 Detroit SW, Seattle, WA 98106-1903


GroupMAC Holding Corp.                            8 Greenway Plaza, Ste. 1500, Houston, TX 77046
GroupMAC Indiana, L.L.C.                          5150 Elmwood, Indianapolis, IN 46203
GroupMAC Management Co.                           8 Greenway Plaza, Ste. 1500, Houston, TX 77046
GroupMAC Maryland Corp.                           6251 Ammendale Road, Beltsville, MD 20705
GroupMAC Texas L.P.                               8 Greenway Plaza, Suite 1500, Houston, TX 77046
HPS Plumbing Services, Inc.                       401 34th Street, Bakersfield, CA 93301
Hallmark Air Conditioning, Inc.                   4517 Southerland, Houston, TX 77092
Hungerford Mechanical Corporation                 3800 Deepwater Terminal Road, Richmond, VA 23234
J. D.  Steward Air Conditioning, Inc.             655 Elkton Drive, Colorado Springs, CO 80907
K & N Plumbing, Heating and Air
 Conditioning, Inc.                               2706 W. Pioneer Parkway, Arlington, TX 76013
Laney's, Inc.                                     55 South 27th Street, Fargo, ND 58103
Linford Service Co.                               2850 Poplar Street, Oakland, CA 94608
L.T. Mechanical, Inc.                             5940 General Commerce Drive, Charlotte, NC 28213-0246
MacDonald-Miller Co., Inc.                        7717 Detroit SW, Seattle, WA 98106-1903
MacDonald-Miller Industries, Inc.                 7717 Detroit SW, Seattle, WA 98106-1903
MacDonald-Miller of Oregon, Inc.                  1240 SE 12th Avenue, Portland, OR 97214


MacDonald-Miller Service, Inc.                    7717 Detroit SW, Seattle, WA 98106-1903
Masters, Inc.                                     7891 Beechcraft, Gaithersburg, MD 20879
Mechanical Interiors, Inc.                        256 Regal Row, Dallas, TX 75247
Mechanical Services of Orlando, Inc.              9440 Sidney Hayes Road, Orlando, FL 32824
Merritt Island Air & Heat, Inc.                   625 Cypress Street, Merritt Island, FL 32952
New Construction Air Conditioning, Inc.           1900 Cedar Street,. Holt, Michigan 48842
Noron, Inc.                                       5465 Enterprise, Toledo, OH 43612
Pacific Rim Mechanical Contractors, Inc.          7655 Convoy Court, San Diego, CA 92111
Paul E. Smith Co., Inc.                           8171 West 10th Street, Indianapolis, IN 46214
Phoenix Electric Company                          7379 S.W. Tech Center Drive, Tigard, OR 97223
Ray and Claude Goodwin, Inc.                      1033 S. Edgewood, Jacksonville, Florida 32205
Reliable Mechanical, Inc.                         13035 Middletown Industrial Blvd., Louisville, KY 40223
Romanoff Electric Corp.                           5055 Enterprise Blvd., Toledo, OH 43612
Sequoyah Corporation                              720 Eighth Avenue, Kirkland, WA 98033-5649
Sibley Services, Incorporated                     1892 Lynnbrook, Memphis, Tennessee 38116
Snyder Mechanical                                 1250 Lamoille Highway #104, Elko, NV 89803
Southeast Mechanical Service, Inc.                15951 Southwest 41st St., Suite 100, Davie, FL  33331
Statewide Heating & Air Conditioning, Inc.        808 Purser Drive, Raleigh, NC 27603
Stephen C. Pomeroy, Inc.                          3131 SW 13th Drive, Deerfield Beach, FL 33442
Sterling Air Conditioning, Inc.                   1331 East Broadway, Pearland, Texas 77581
Sun Plumbing, Inc.                                6935 Vicki Circle, Melbourne, Florida 32902-0549
Team Mechanical, Inc.                             151 No. 600 West, Kaysville, UT 84037
Tower Electric Company                            11170 Lee Highway, Fairfax, VA 22030
Trinity Contractors, Inc.                         2425 Dillard Street, Grand Prairie, TX 76005
United Acquisition Corp. (dba United
 Service Alliance)                                8955 East Nichols, Suite 200, Englewood, Colorado 80112
Valley Wide Plumbing and Heating, Inc.            431 Metcalf, Avon, Colorado 81620
Van's Comfortemp Air Conditioning, Inc.           135 W. Congress, Delray Beach, FL 33445
Vantage Mechanical Contractors, Inc.              8 Greenway Plaza, Suite 1500, Houston, Texas 77046
Vermont Mechanical, Inc.                          4050 Williston Road, S. Burlington, VT 05495
Wade's Heating & Cooling, Inc.                    12901-1 Metro Parkway, Fort Meyers, FL 33912
Wiegold & Sons, Inc.                              2255 J&C Blvd., Pine Ridge Industrial Park, Naples, FL 34109
Willis Refrigeration, Air Conditioning &
 Heating, Inc.                                    885 Ohio Pike, Cincinnati, Ohio 45245
Yale Incorporated                                 9649 Girard Avenue South, Minneapolis, MN 55431


                         PLEDGE AGREEMENT SCHEDULE II
                         ----------------------------

                                    Part B

                        List of Chief Executive Offices
                        -------------------------------



ADVENT ELECTRIC CO., INC.
5901 Walden Drive
Knoxville, TN  37919-6348

AMERICAN AIR COMPANY, INC.
7533 Avenue 304
Visalia, CA  93291

ATLANTIC ELECTRIC COMPANY, INC.
7320 Cross County Road
Charleston, SC 29423-1347

B&R ELECTRICAL SERVICES, INC.
502 McCormick Drive
Suite M
Glen Burnie, MD 21061

BUILDING ONE MECHANICAL SERVICES, INC.
514 N. Wells Street
Kosiusko, MS  39090

BUILDING ONE SERVICE SOLUTIONS, INC.
DIVERSIFIED MANAGEMENT SERVICES, U.S.A., INC.
FACILITYDIRECT.COM, LLC
45600 Terminal Drive
Dulles, VA  20166

INTERSTATE BUILDING SERVICES, LLC
300 Bedford Street, Unit C
Manchester, NH 03101

D&P JANITORIAL, INC.
DIRECT ENGINEERED MAINTENANCE, INC.
577 Warren Avenue
East Providence, RI 02914

BUYR, INC.
Suite 210
110 Cheshire Lane
Minnetonka, MN 55305-1061

C.R. HIPP CONSTRUCTION CO., INC.
3537 Dorchester Road
N. Charleston, SC 294

CONSOLIDATED ELECTRICAL GROUP, INC.
8730 Bourgade
Lenexa, KS  66219

DEL-AIR SERVICE COMPANY, INC.
135 Chicamauga Avenue
Knoxville, TN 37917

D/FW MECHANICAL SERVICES, INC.
11170 Ables Lane
P.O. Box 59822
Dallas, TX  75229

ELECTRICAL CONTRACTING, INC.
500 Corporate Drive
Escondido, CA 92029

G.S. GROUP, INC.
BRAZOSPORT MANAGEMENT, INC.
TESTRONICS, INC.
GULF STATES, INC.
G.S. FINANCIAL, INC.
G.S.I. OF CALIFORNIA, INC.
6711 East Hwy 332
Freeport, TX  77541

GAMEWELL MECHANICAL, INC.
727 Bendix Drive
Salisbury, NC  28146

GARFIELD-INDECON ELECTRICAL SERVICES, INC.
5301 Lester Road
Cincinnati, OH

IVEY MECHANICAL COMPANY, INC.
514 N. Wells Street
Kosciusko, MS  39090

K & A  MECHANICAL, INC.
5940 Bingle
Houston, TX 77092

LEXINGTON/IVEY MECHANICAL COMPANY, LLC
1063 Manchester Street
Lexington, KY  40509

BARNES IVEY MECHANICAL COMPANY, L.L.C.
P. O. Box B
Fayetteville, NC  28302

BELTLINE MECHANICAL SERVICES, INC.
3008 West Story Road
Irving, TX  75038

IVEY MECHANICAL SERVICES, L.L.C.
514 N. Wells Street
Kosciusko, MS  39090

MH TECHNOLOGIES, INC.
1201 Prince Street
Houston, TX 77008

MCINTOSH MECHANICAL, INC.
879 South Guignard Drive
Sumter, SC  29151

ZWART, INC.
(D/B/A MOUNTAIN VIEW ELECTRIC, INC.)
6350 Nautilus Drive
Boulder, CO 80301

NATIONAL NETWORK SERVICES, INC.
2452 S. Trenton Way
Denver, CO  80231

OMNI MECHANICAL COMPANY
OMNI MECHANICAL SERVICES (50% INTEREST)
12718 East 55th Street
Tulsa, OK  74146

POTTER ELECTRIC CO., INC.
7150 Placid Street
Las Vegas, NV  89119

REGENCY ELECTRIC COMPANY, INC.
REGENCY ELECTRIC COMPANY JACKSONVILLE OFFICE, INC.
REGENCY ELECTRIC COMPANY PROJECTS GROUP, INC.
REGENCY ELECTRIC COMPANY ORLANDO OFFICE, INC.
6601 Southpoint Drive North
Jacksonville, FL  32216

REGENCY ELECTRIC COMPANY MEMPHIS OFFICE, INC.
2883 Mendenhall Road S.
Suite 3
Memphis, TN 38115

REGENCY ELECTRIC COMPANY SOUTH FLORIDA OFFICE, INC.
3800 Park Central Blvd. N
Suite 3810
Pompano Beach, FL 33064

REGENCY ELECTRIC COMPANY CHARLOTTE OFFICE, INC.
5031A West W.T. Harris Blvd.
Charlotte, NC 28269

REGENCY ELECTRIC COMPANY ATLANTA OFFICE
1000 Cobb Place Blvd.
Atlanta, GA  30144

RIVIERA ELECTRIC CONSTRUCTION CO.
2107 West College Avenue
Englewood, CO  80110

RIVIERA ELECTRIC OF CALIFORNIA, INC.
2905 East Ricker Way
Anaheim, CA  92806

ROBINSON MECHANICAL COMPANY
5541 Central Avenue
Boulder, CO  80301

S.L. PAGE CORPORATION
HYDRO COOLING, INC.
10879 Metro Parkway
Fort Myers, FL 33912

SANDERS BROS., INC.
PROCESS DESIGN BUILDERS, LLC (50% INTEREST)
1709 Old Georgia Highway
Gaffney, SC  29341

SKC ELECTRIC, INC.
CRAMAR ELECTRIC, INC.
SKCE, INC.
PRO WIRE SECURITY SYSTEMS, INC.
14335 West 97th Terrace
Lenexa, KS  66215

BUILDING ONE COMMERCIAL, INC.
(F/K/A SPANN BUILDING MAINTENANCE COMPANY)
2035 Olive Street
St. Louis, MO  63103

SULLIVAN ELECTRIC, INC.
7100 Cockrill Bend Blvd.
Nashville, TN 37209

TAYLOR-HUNT ELECTRIC, INC.
1476 South Major Street
Salt Lake City, UT  84115

THE LEWIS COMPANIES, INC.
ELECTRICAL DESIGN & CONSTRUCTION, INC.
ENGINEERING DESIGN GROUP, INC.
FRED CLARK ELECTRICAL CONTRACTOR, INC.
OIL CAPITAL ELECTRIC, INC.
OMNI MECHANICAL SERVICES (50% INTEREST)
EDG POWER GROUP, INC.
12718 East 55th Street
Tulsa, OK  74146

TOWN & COUNTRY ELECTRIC, INC.
2662 American Drive
Appleton, WI  54915

Tri-CITY ELECTRICAL CONTRACTORS, INC.
430 West Drive
Altamonte Springs, FL  32714

Tri-M HOLDING CORP.
tri-M CORPORATION
tri-M ELECTRICAL CONSTRUCTION CORP.
tri-M BUILDING AUTOMATION SYSTEMS CORP.
204 Gale Lane
Kennet Square, PA  19348

TSE ACQUISITION CORP.
4820 West University
Las Vegas, NV 89103

Tri-STATE ACQUISITION CORP.
442 West Bonita Avenue
San Dimas, CA 91773

WALKER ENGINEERING, INC.
10999 Petal Street
Dallas, TX  75238

WALTER C. DAVIS & SON, INCORPORATED
7908 Kincannon Place
Newington, VA 22122

WATSON ELECTRICAL CONSTRUCTION CO.
490 Ward Boulevard
Wilson, NC  27895

WILSON ELECTRIC COMPANY, INC.
CHAMBERS ELECTRONIC COMMUNICATIONS, INC.
15475 North Greenway-Hayden Loop
Scottsdale, AZ  85260

WAYZATA, INC.
8 Greenway Plaza, Suite 1500
Houston, Texas 77046

                               Exhibit 4.01(h)(i)

          Form of Opinion of Company's Counsel - Bracewell & Patterson

[LETTERHEAD OF BRACEWELL & PATTERSON APPEARS HERE]

                                                711 Louisiana Street, Suite 2900
                                                Houston, Texas 77002-2781
                                                Phone: 713.223.2900
                                                Fax: 713.221.1212


                               February 22, 2000

To (i) each of the Banks party to the
Credit Agreement dated as of February 22, 2000 among Group Maintenance America Corp., a Teas corporation (the "Borrower"), such Banks,
Bank of America, N.A., as Administrative
Agent, Chase Bank of Texas, National Association, as Syndication Agent, First Union National Bank, as Documentation Agent and others ("Credit Agreement"), and (ii) such Administrative Agent, such Syndication Agent and such Documentation Agent (the "Agents")

Ladies and Gentlemen:

We have acted as counsel to Group Maintenance America Corp., a Texas corporation (the "Borrower") and certain Subsidiaries of the Borrower in connection with the Credit Agreement. As used herein, (i) the term "Subsidiary Obligors" means the Subsidiaries of the Borrower party to the Credit Agreement and (ii) the term "Debtors" means the Borrower and each Subsidiary Obligor.

This opinion is the opinion referred to in Section 4.01(h)(i) of the Credit Agreement. Capitalized terms used herein and defined in the Credit Agreement but not defined herein are used herein as therein defined.

In connection with this opinion, we have examined copies of the following documents (the "Documents"):

     (i)   a counterpart of the Credit Agreement executed by the Borrower;

     (ii) the 20 notes dated February 22, 2000, each substantially in the form of Exhibit 2.02 (a-1) to the Credit Agreement, one executed by the Borrower for each Bank committed to make Revolving Loans (the "Revolving Notes");

     (iii) the 20 notes dated February 22, 2000, each substantially in the form of Exhibit 2.02(b) to the Credit Agreement, one executed by the Borrower for each Bank committed to make Tranche A Term Loans (the "Tranche A Term Notes");

     (iv) the 20 notes dated February 22, 2000, each substantially in the form of Exhibit 2.02(c) to the Credit Agreement, one executed by the Borrower for each Bank committed to make Tranche B Term Loans (the "Tranche B Term Notes");

     (v)    the note dated February 22, 2000 in substantially the form of
            Exhibit 2.02(a-2) to the Credit Agreement executed by the Borrower payable to Bank of America (the "Swingline Note");

     (vi) the Security Agreement dated as of February 22, 2000, executed by the Borrower and the Subsidiary Obligors party thereto (the "Security Agreement");

     (vii) the Pledge Agreement dated as of February 22, 2000, executed by the Borrower and the Subsidiary Obligors party thereto (the "Pledgors") (the "Pledge");

     (viii) the Merger Agreement;

     (ix)   the Investors' Rights Agreement; and

     (x)    the Subscription Agreement.

We have also examined originals or copies of such records and documents as we have deemed necessary and relevant for purposes of this opinion. In addition, we have relied on certificates or comparable documents of an officer of the Borrower and various Subsidiary Obligors and of an officer of Building One Services Corporation as to certain matters of fact relating to this opinion and have made such investigations of law as we have deemed necessary and relevant as a basis for this opinion. We have assumed (a) the genuineness of all signatures (including, without limitation, those of the Borrower and each Subsidiary Obligor), (b) the authenticity of all documents and records submitted to us as originals, (c) the conformity to original documents and records of all documents and records submitted to us as copies and (d) the truthfulness of all statements of fact contained therein.

The Credit Agreement, the Revolving Notes, the Tranche A Term Notes, the Tranche B Term Notes, the Swingline Note, the Subscription Agreement, the Security Agreement, the Pledge, the Merger Agreement and the Investors' Rights Agreement are collectively referred to as the "Borrower Documents". The Credit Agreement and the Security Agreement are collectively referred to as the "Subsidiary Obligor Documents".

Based on the foregoing and subject to the limitations and assumptions set forth in this opinion, and having due regard for such legal considerations as we deem relevant (including, without limitation, any relevant Texas and federal usury laws), we are of the opinion that:

     1. Each of the Borrower Documents constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.

     2. Each of the Subsidiary Obligor Documents constitutes the legal, valid and binding obligation of each Subsidiary Obligor, enforceable against each Subsidiary Obligor in accordance with its terms.

     3. The Pledge constitutes the legal, valid and binding obligation of each of the Pledgors, enforceable against each of the Pledgors in accordance with its terms.

     4. The Security Agreement creates a security interest in the Borrower's and each Subsidiary Obligors' respective right, title and interest in the Collateral (as defined in the Security Agreement) to the extent that a security interest in such Collateral can be created under the Texas Business and Commerce Code ("UCC"). The form of the financing statement attached as Exhibit A hereto is in proper form for filing with the Office of the Secretary of State of Texas, assuming completion thereof with the correct name and mailing address of a Debtor and due execution thereof by such Debtor. To the extent the UCC is applicable to the creation and perfection of a security interest in such Collateral and except for any such Collateral the perfection of a security interest in which cannot be obtained by the filing pursuant to the UCC of a financing statement with the Office of the Secretary of State of Texas, upon the filing, pursuant to the provisions of the UCC, of a financing statement in the form attached as Exhibit A hereto, completed with the correct name and mailing address of a Debtor and duly executed by such Debtor, the security interests referred to in the first sentence of this paragraph 4 in such Debtor's respective right, title and interest in such Collateral will be perfected. To the extent the UCC is applicable to the perfection of a security interest created by the Pledge in certificated securities in registered form described in the Pledge, perfection of such security interest in such securities may be accomplished by delivery to the secured party, and the secured party taking possession, in the State of Texas of the security certificates representing such securities pursuant to the Pledge.

     5. The pledge of Capital Stock of the Subsidiary Obligors pursuant to the Pledge does not violate any federal or Texas securities law, and registration of any such Capital Stock under the Securities Act of 1933, as amended, or any Texas securities laws is not required by such pledge.

     6. The making of the initial Loans on the Effective Date and the application of the proceeds thereof by the Borrower do not violate Regulation T, U or X of the Board of Governors of the Federal Reserve System.

     7. The choice of Texas and United States law to govern the Credit Agreement, the Revolving Notes, the Tranche A Term Notes, the Tranche B Term Notes, the Swingline Note, the Security Agreement and the Pledge is a valid choice of law under the laws of the State of Texas.

     8.   The Merger has become effective.

     9. The principal of and interest on Loans made on the date hereof pursuant to the Credit Agreement and Revolving Loans made pursuant to the Credit Agreement constitute "Senior Debt" as defined in the BOSC Senior Subordinated Notes Indenture, except to the extent that such principal or interest is held by a Subsidiary (as that term is defined in the BOSC Senior Subordinated Notes Indenture) of the Company or any shareholder (other than the Banks), director, officer or employee of the Company or any such Subsidiary.

     The foregoing opinion is, with your concurrence, predicated on and qualified in its entirety by the following:

     (a) We are members of the Bar of the State of Texas. The foregoing opinion is based on and is limited to the law of the State of Texas and applicable federal law of the United States. We render no opinion with respect to the law of any other jurisdiction nor do we express any opinion with respect to the antifraud provisions of any federal or state laws. In this regard, we call to your attention the provisions of the Investors' Rights Agreement, the Subscription Agreement and the Merger Agreement which provide that those agreements shall be governed by the law of the State of New York or Delaware, as the case may be.

     (b) No opinion is expressed as to the creation, existence, perfection or priority of any Lien except as expressly stated in paragraph 4 above. Furthermore, we express no opinion as to (i) goods not located in Texas, (ii) goods which are installed in or affixed to, or become a part of a product or mass with, goods which are not items of collateral; (iii) any collateral which consists of fixtures, crops, timber, minerals and the like or accounts or general intangibles resulting from the sale thereof or letters of credit; (iv) any collateral that is not reasonably identified in the description of collateral set forth in the relevant Documents; (v) any collateral in which the Person purporting to grant a security interest does not have "rights" within the meaning of (S) 9.203(a)(3) of the UCC; or (vi) perfection by filing with respect to any collateral in the form of accounts, general intangibles, mobile goods or investment property owned by a Person that is not located (within the meaning of the UCC) in Texas.

     (c) Our opinion is subject to the effect of applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, preference, liquidation, conservatorship or other similar law affecting creditor's rights generally.

     (d) The enforceability of the Documents is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and we express no opinion as to the availability of specific performance or any other equitable remedy.

     (e) We express no opinion as to the legality, validity, binding effect or enforceability of any provision in the Documents (i) purporting to restrict access to courts or to legal or equitable remedies; (ii) purporting to establish evidentiary standards; (iii) purporting to grant a right of set-off of moneys, securities and other properties of Persons other than the Person granting such right; (iv) providing for enforceability of any assignment of leases or rents prior to the time that the lienholder obtains possession of the property covered by any real property security document through foreclosure or appointment of a receiver for the property covered thereby, or takes some action which is judicially deemed to be the equivalent thereof; (v) purporting to irrevocably appoint any Person as attorney-in-fact; (vi) purporting to permit any Person to sell or otherwise dispose of any collateral except in compliance with applicable law; (vii) purporting to establish standards for the care of collateral in a secured party's possession other than as provided in (S) 9.207 of the UCC;
(viii) purporting to indemnify, defend or hold harmless any Person; (ix) purporting to affect any right to trial by jury, venue or jurisdiction; or (x) pertaining to subrogation rights, delay or omission of enforcement of rights or remedies, severability or marshaling of assets.

     (f) We express no opinion as to any provision of the Documents insofar as it provides that any Person purchasing a participation from a Bank pursuant thereto may exercise set-off or similar rights with respect to such participation.

     (g) We express no opinion as to the adequacy or accuracy of any description of real or personal property, and we have assumed that such descriptions are adequate and accurate. We express no opinion as to title or ownership of any property.

     (h) We express no opinion as to the legality, validity, binding effect or enforceability of any waiver under the Documents, or any consent thereunder, relating to the rights of any party, or duties owing to them, which exist as a matter of law except to the extent such party may legally so waive or consent and has so waived and consented.

     (i) We have assumed, as to each Person (including, without limitation, the Borrower, each Pledgor and each Guarantor) shown as being a party to any of the Documents or any of the financing statements referred to in paragraph 4 above (the "Financing Statements"), (i) that such Person is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized, (ii) that each of the Documents and Financing Statements to which such Person is shown as a party has been duly authorized, executed and delivered by such Person, (iii) that such Person has the requisite power and authority to execute, deliver and perform its obligations under the Documents (and, where relevant, the the Financing Statements) and will perform such obligations in compliance with all laws and regulations applicable to it, (iv) that there are neither suits, actions or proceedings pending against such Person nor judicial or administrative orders, judgments, or decrees binding on such Person that affect the legality, validity, binding effect or enforceability of the Documents (or, where relevant, the Financing Statements) to which such Person is a party,
(v) that no consent, license, approval or authorization of, or filing or registration with, any governmental authority is required for the valid execution, delivery and performance of the Documents and Financing Statements, and (vi) that the execution, delivery and performance of the Documents and Financing Statements by such Person do not violate (1) any provision of any law or regulation, (2) any order, judgment, writ, injunction, award or decree of any court, arbitrator, or governmental authority, (3) the charter of bylaws of such Person, or (4) any indenture, lease or other agreement to which such Person is a party or by which such Person or any of its assets is bound. Furthermore, we have assumed, as to each Person (other than the Borrower and each Subsidiary Obligor) that each of the Documents to which such Person is shown as a party constitutes the legal, valid and binding obligation of such Person enforceable against such Person in accordance with its terms, subject to the type of qualifications regarding enforceability as are set forth in this opinion. We have also assumed (i) that each Bank will make each Loan for its own account in the ordinary course of its commercial lending business and not with a view to, or for sale in connection with, any distribution of the Notes and that no Bank is participating in any such distribution and (ii) that the representation set forth in Section 11.18 is true and correct as to each Bank.

     (j) We have assumed that the Agents and the Banks will comply with each usury savings clause in the Documents and that neither any of the Agents nor any of the Banks has taken, reserved, charged or received interest, or drill take, reserve, charge or receive interest, except as provided in the Loan Documents. We express no opinion as to the effect of the law of any jurisdiction other than the State of Texas wherein any Bank or Agent may be located or wherein enforcement of the Documents may be sought which limits the rates of interest legally chargeable or collectible.

     (k) Our opinion is subject to the qualification that certain remedial provisions of the Documents are or may be unenforceable in whole or in part, but such possible unenforceability of such remedial provisions will not render any Document inadequate for enforcing payment of the indebtedness that is evidenced by such Document and for the practical realization of the principal rights and benefits afforded by such Document.

     (1) In the case of property which becomes collateral after the date hereof,
(S) 552 of the Bankruptcy Code limits the extent to which property acquired by a debtor after the commencement of a case under the Bankruptcy Code may be subject to a security interest arising from a security agreement entered into by the debtor before the commencement of such case.

     (m) We express no opinion as to the choice of law provisions in the Investors' Rights Agreement, the Subscription Agreement and the Merger Agreement or any choice of law provision insofar as it may relate to any matter referred to in (S) 8.110 or (S) 9.103 of the UCC or any financing statement. Furthermore, our opinion is subject to the effect of 12 U.S.C. (S) 85.

     (n) Insofar as any Document covers personal property, we call your attention to (S) 9.311 of the UCC which states that a debtor's rights in collateral may be voluntarily or involuntarily transferred (by way of sale, creation of a security interest, attachment, levy, garnishment or other judicial process) notwithstanding a provision in the security agreement prohibiting any transfer or making the transfer constitute a default. Our opinion is subject to the operation of (S) 9.311 of the UCC.

     (o) This opinion is given only as of the date hereof, and we have no obligation to report to you or any other Person any fact or circumstance that may hereafter come to our attention or any change in law. Without limiting the generality of the foregoing, you are advised that filing of continuation statements may be required to maintain perfection of security interests, and perfection of security interests may terminate if the debtor changes its name, identity, corporate structure or the jurisdiction of its chief executive office or the collateral is moved to a new jurisdiction. As to any collateral as to which possession is required for the perfection of a security interest, a perfected security interest will not continue (with certain exceptions) if possession is not maintained. Continuation of perfection of a security interest in proceeds is limited to the extent set forth in the UCC.

     (p) We have assumed that (i) value has been given within the meaning of
(S) 9.203(a)(2) of the UCC and (ii) financing statements have been or will be properly filed in the proper offices in the relevant jurisdictions for perfection of the security interests in all collateral pursuant to the provisions of local law in effect in the relevant jurisdictions.

This opinion (i) is to be delivered only to you and your assignees permitted under the Documents, solely in your capacities identified as addressees of this opinion, and only in connection with the transactions described above, (ii) does not extend to you or your assignees when acting in any other capacity or to any other Person without our prior express written consent, and (iii) may not be quoted, circulated, or published, in whole or in part, or furnished to any other Person (other than to independent auditors and attorneys, participants or transferees, regulators or government agencies, or pursuant to a court order, subpoena or other legal process) without our prior express written consent.

                               Very truly yours,


                               /s/ Bracewell & Patterson, L.L.P.
                               ---------------------------------
                               Bracewell & Patterson, L.L.P.

                                                            Exhibit A

                       FINANCING STATEMENT


     THIS FINANCING STATEMENT IS PRESENTED TO A FILING OFFICER FOR FILING
                    PURSUANT TO THE UNIFORM COMMERCIAL CODE


-------------------------------------------------------------------------------

DEBTOR'S NAME
AND ADDRESS:

Tax ID Number:

-------------------------------------------------------------------------------

SECURED PARTY'S
NAME AND ADDRESS:

-------------------------------------------------------------------------------

FOR FILING OFFICER:

-------------------------------------------------------------------------------

     COLLATERAL: This financing statement covers all of Debtor's right, title and interest in and to the following assets of Debtor, now owned or hereafter acquired, except as otherwise excluded on Schedule I hereto (hereinafter defined as "Collateral") (capitalized terms used herein shall have those meanings as described on Exhibit A hereto):


     All of Debtor's Receivables, Inventory, Pledged Collateral, and Proceeds thereof.


DEBTOR:



By:
   --------------------------

Name:
     ------------------------

Title:
      -----------------------


FINANCING STATEMENT - Page 1

                                   EXHIBIT A
                                       TO
                           UCC-1 FINANCING STATEMENT

                                  Definitions

     Each capitalized term used herein and not defined herein, shall have the meaning assigned to such term in the Credit Agreement.

     "Collateral" means all of Debtor's right, title and interest in and to Receivables, Inventory, Pledged Collateral, and Proceeds thereof, now owned or hereafter acquired, except as otherwise excluded on Schedule I hereto.

     "Credit Agreement" means that certain Credit Agreement executed by Group Maintenance America Corp. (to be named Encompass Services Corporation) (the "Company"), and the Domestic Subsidiaries of the Company, the banks party thereto and Bank of America, N.A., as administrative agent for itself and such banks.

     "Inventory" means all inventory (as defined in the UCC) in all of its forms, wherever located, now or hereafter existing and whether acquired by purchase, merger or otherwise, and all raw materials, stores, tools, and work in process therefor, all finished goods, spare parts, service parts, and all materials used or consumed in the manufacture, packing, shipping, advertising, selling, leasing or production thereof, including (whether or not included in such UCC definition) goods in which the Debtor has an interest in mass or joint or other interest or right of any kind and goods which are returned to or repossessed by the Debtor, and all accessions thereto and products thereof.

     "Pledged Collateral" means:

          (i) The Pledged Shares and the certificates or agreements, if any, representing the Pledged Shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, or in exchange for, any or all of the Pledged Shares;

          (ii) All additional capital stock of any issuer of any Pledged Shares of such stock from time to time acquired by Debtor that constitutes "Pledged Shares", and the certificates representing such additional shares, and all dividends, cash, instruments and other properly from time to time received, receivable, or otherwise distributed in respect of or in exchange for any or all of such shares; and

          (iii) All Proceeds of any of the foregoing.

     "Receivables" means (i) all accounts (as defined in the UCC), and (whether or not included in such definition) (ii) all receivables, accounts receivable, lease receivables, contract rights, chattel



FINANCING STATEMENT - Page 2
paper, drafts, acceptances, instruments, writings evidencing a monetary obligation or a security interest or a lease of goods, general intangibles and other obligations of any kind, now or hereafter existing, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, and all rights now or hereafter existing in and to all agreements, leases, and other contracts securing or otherwise relating to any such accounts, lease receivables, chattel paper, drafts, acceptances, instruments, writings evidencing a monetary obligation or a security interest or a lease of goods, general intangibles or obligations.

     "Pledged Shares" means one hundred percent (100%) of the capital stock of Debtor in any domestic subsidiaries and sixty-six percent (66%) of the capital stock of Debtor in any foreign subsidiaries, whether certificated or uncertificated.

     "Proceeds" means all products and proceeds of any and all of the Collateral and, to the extent not otherwise included, all payments received in connection with any excluded assets described on Schedule I, and all payments under insurance or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the Collateral.

     "UCC" means the Uniform Commercial Code as in effect on the date hereof in the State of Texas; provided that if by mandatory provisions of law, the perfection or the effect of perfection or non-perfection of any security interests in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than Texas, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.


FINANCING STATEMENT - Page 3

                                   SCHEDULE I
                                       TO
                              FINANCING STATEMENT

                                Excluded Assets



Excluded Assets means and refers to (A) that portion of the Debtor's personal property which, if included in the Collateral, would violate, be prohibited by, or constitute a default under any agreement, contract, document, or law or would require any consent which has not yet been obtained and (B) Receivables due from any residential customer of any Debtor incurred in connection with the installation of any heating, ventilation or air conditioning equipment not in excess of $6,000,000.00 at any time and including any note receivable in connection therewith; provided any and all proceeds from such excluded assets shall not be excluded assets and shall be Collateral and subject to all of the terms and conditions of this Agreement.

FINANCING STATEMENT - Page 4

                         ENCOMPASS SERVICES CORPORATION
                (formerly named Group Maintenance America Corp.)

      Certificate of Executive Vice President and Chief Financial Officer

     I, Darren B. Miller, the Executive Vice President and Chief Financial Officer of Encompass Services Corporation (formerly named Group Maintenance America Corp.), a Texas corporation (the "Company"), do hereby certify on behalf of the Company as follows:

     1. I have read the provisions of the Indenture, dated as of April 30, 1999, as supplemented and amended to date (the "Indenture"), among Building One Services Corporation, IBJ Whitehall Bank & Trust Company, as Trustee, and the Guarantors named therein, including Section 4.04 thereof and the definitions relating thereto;

     2. I have made such investigation, computation or examination as is necessary to enable me to express an informed opinion as to whether the Company has performed and observed all of the terms, provisions and conditions of the Indenture;

     3. the incurrence of all indebtedness borrowed on the date hereof pursuant to the Credit Agreement, dated as of February 22, 2000 (the "Credit Agreement"), among the Company, the subsidiaries named therein as guarantors, Bank of America, N.A., as Administrative Agent, and others, does not result in a breach of, or constitute a default under, Section
         4.04 of the Indenture; and

     4. the incurrence on the date hereof of the entire committed amount of the Revolving Loans under the Credit Agreement would not violate, result in a breach of, or constitute a default under, Section 4.04 of the Indenture.

     IN WITNESS WHEREOF, I have hereunto signed my name this 22nd day of February, 2000.



                                       /s/ Darren B. Miller
                                       ----------------------------
                                       Darren B. Miller
                                       Executive Vice President and
                                       Chief Financial Officer

                              Exhibit 4.01(h)(ii)

           Form of Opinion of Company's Counsel - Randolph W. Bryant

[GROUPMAC LOGO APPEARS HERE]
                                                                8 Greenway Plaza

                                                                      Suite 1500

                                                            Houston. Texas 77046

                                                                 Ph 713-860-0100

  Randolph W. Bryant                                             Fx 713-626-4766

  Senior Vice President, General                                    888-626-4984

    Counsel and Secretary                             email service@groupmac.com


                             February 22, 2000


   To the Banks and the Agents
     referred to below:
   c/o Bank of America, N.A.
   901 Main Street, 14th Floor
   Dallas, Texas 75202

   Ladies and Gentlemen:

        As Senior Vice President and General Counsel of Group Maintenance America Corp., a Texas corporation (the "Company"), I have acted as counsel for the Company and its subsidiaries in connection with the Credit Agreement (the "Credit Agreement") dated as of February 22, 2000, among the Company, the subsidiaries of the Company party thereto (the "Subsidiaries"), the banks party thereto (the "Banks"), Chase Bank of Texas, National Association, as Syndication Agent (the "Syndication Agent"), First Union National Bank, as Documentation Agent (the "Documentation Agent"), and Bank of America, N.A., as Administrative Agent (the "Administrative Agent" and, together with the Syndication Agent and the Documentation Agent, the "Agents"). This opinion is being delivered to you pursuant to Section 4.01(h) of the Credit Agreement. Unless otherwise defined herein, capitalized terms used herein have the definitions set forth in the Credit Agreement.

        I am familiar with the corporate proceedings of the Company and its Subsidiaries (the Company and such Subsidiaries are herein collectively referred to as the "GroupMAC Entities") relating to the authorization of the Transaction Documents and the Third Supplemental Indenture dated as of February 22, 2000 among BOSC, the Company, the subsidiaries of BOSC and the Company named therein, and IBJ Whitehall Bank & Trust Company (the "Supplemental Indenture"). In connection with the Credit Agreement, I have examined such statutes, corporate records and other instruments and documents as I have deemed necessary to examine for the purposes of this opinion.

        Based upon the foregoing and having regard to the legal considerations that I deem relevant, I am of the opinion that:

February 22, 2000
Page 2



     1. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Texas and has all requisite corporate power and authority to execute and deliver the Transaction Documents and the Supplemental Indenture (collectively, the "GroupMAC Documents") to which it is a party and to perform its obligations thereunder and to engage in its business as presently conducted and as proposed to be conducted.

     2. Except as described in Schedule 1 hereto, each Subsidiary (other than GroupMAC Indiana, L.L.C. and GroupMAC Texas L.P.) is a corporation duly incorporated, validly existing and in good standing under the jurisdiction of its incorporation and has all requisite corporate power and authority to execute and deliver the GroupMAC Documents to which it is a party and to perform its obligations thereunder.

     3. GroupMAC Indiana, L.L.C. is a limited liability company validly existing and in good standing under the laws of the State of Indiana and has all requisite power and authority to execute and deliver the GroupMAC Documents to which it is a party.

     4. GroupMAC Texas L.P. is a limited partnership validly existing and in good standing under the laws of the State of Texas and has all requisite power and authority to execute and deliver the GroupMAC Documents to which it is a party. The general partner of GroupMAC Texas L.P. is GroupMAC Holding Corp. and its limited partner is Greenway Investment Corp., both of which are wholly-owned Subsidiaries of the Company.

     5. Each of the Company, GroupMAC Management Co. and GroupMAC Holding Corp. is qualified as a foreign corporation in each jurisdiction in which the character of its business or its ownership of property requires such qualification except where the failure to be so qualified would not have a material adverse effect on the business or financial condition of the Company and its Subsidiaries, taken as a whole.

     6. Each of the GroupMAC Entities has duly authorized, by all necessary corporate or other entity action on its part, its execution, delivery and performance of the GroupMAC Documents to which it is a party and the consummation of the transactions contemplated therein.

     7. Each of the GroupMAC Entities has executed and delivered the GroupMAC Documents to which it is a party.

     8. The execution and delivery by each GroupMAC Entity of the GroupMAC Documents to which it is a party, and the performance of its obligations thereunder, (i) do not violate (A) any provision of any existing law or regulation applicable to the GroupMAC Entities, (B) any order, judgment, writ, injunction, award or decree, known to me after due inquiry, of any court, arbitrator, or governmental authority applicable to the GroupMAC

February 22, 2000
Page 3



Entities, (C) the charter or by-laws or other organizational documents of any GroupMAC Entity, or (D) any material indenture, material lease or other material agreement, known to me after due inquiry, to which any GroupMAC Entity is a party or by which any GroupMAC Entity or any of its assets is bound, and (ii) do not result in, or require, the creation or imposition of any lien on any property, assets or revenues of any GroupMAC Entity pursuant to the provisions of any such indenture, lease or other agreement, except for liens created by, or required to be created by, any of the Loan Documents.

     9. No consent, license, approval or authorization of, or filing or registration with, any governmental authority, which has not been obtained or made, is required for the valid execution and delivery by each GroupMAC Entity of the GroupMAC Documents to which it is a party or the performance by it of its obligations thereunder.

     10. To the best of my knowledge, there is no litigation, investigation or administrative proceeding of or before any court, arbitrator or governmental authority pending or threatened against any GroupMAC Entity (i) with respect to the Loan Documents or (ii) that, in my reasonable judgment, would have a material adverse effect on the business or financial condition of the Company and its Subsidiaries, taken as a whole.

     11. The Company is not an "investment company" as defined in the Investment Company Act of 1940 or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940.

     12. The Company is not a "holding company" or a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     I am a member of the State Bar of Texas, and the opinions expressed herein are based upon and are limited exclusively to the laws of the State of Texas, the General Corporation Law of the State of Delaware and the federal laws of the United States of America. For purposes of this opinion I have assumed, with your permission, that the laws of any state other than the laws of Texas and the corporate laws of Delaware applicable to the matters addressed herein are identical to the laws of the State of Texas.

     This opinion is provided solely for your benefit and the respective successors and assigns of each of you and may not be relied upon by, or disclosed to, any other persons.

                               Very truly yours,


                               /s/ Randolph W. Bryant

                                                                      SCHEDULE 1


     1. Electrical Associates of Dallas, Inc. ("EAD") is not in good standing with the Texas Comptroller of Public Accounts. The Company has not been able to determine the reason for this status, but it believes that Electrical Associates of Dallas probably owes some amount of interest to the State of Texas concerning an amended tax return filed as a result of a federal audit.

     2. Costner Brothers, Inc. is not in good standing with the State of South Carolina because of the alleged failure to file a required tax return. The South Carolina tax authorities have caused dissolution papers to be filed in that state. Representatives of the Company have discussed this matter with the South Carolina tax authorities, who were under the erroneous belief that a return was required for the tax period ending February 28, 1999. Although this situation was due to a mistake by the South Carolina tax authorities, the proper authorities cannot correct the mistake immediately, and the Company does not expect to be able to obtain a good standing certificate for Costner Brothers, Inc. until sometime in March 2000.

     3. Four subsidiaries of the Company incorporated in Maryland (Commercial Air Holding Company, Commercial Air, Power & Cable, Inc., Masters, Inc. and Vantage Mechanical Contractors, Inc.) have apparently failed to file required personal property tax returns in that jurisdiction and therefor are not in good standing in that state.

                              Exhibit 4.01(h)(iii)

         Form of Opinion of BOSC's Counsel - Morgan Lewis & Bockius LLP

 1701 MARKET STREET                      [MORGAN, LEWIS & BOCKIUS LLP LETTERHEAD
                                              APPEARS HERE]
 PHILADELPHIA, PA 19103-2921

 215-963-5000

 FAX 215-963-5299


 February 22, 2000

 To the Administrative Agent and each
 of the Banks from time to time party to the Credit Agreement referred to below


 Ladies and Gentlemen:

 Pursuant to an Agreement and Plan of Merger dated as of November 2, 1999, as amended (the "Merger Agreement"), between Croup Maintenance America Corp., a Texas corporation (the "Texas Company" or the "Surviving Corporation") and Building One Services Corporation, a Delaware corporation (the "Delaware Company"), the Delaware Company will merge with and into the Texas Company and the separate corporate existence of the Delaware Company shall thereupon cease, with the Texas Company being the surviving corporation of the merger (the "Merger"). In connection with the transactions contemplated by the Merger Agreement, the Surviving Corporation is entering into a Credit Agreement (the "Credit Agreement") dated as of the Closing Date among the Surviving Corporation, the subsidiaries of the Surviving Corporation listed on the signature pages thereto, the banks and other financial institutions listed on the signature pages thereto under the caption "Banks", Chase Bank of Texas, National Association, individually as a Bank and as Syndication Agent, First Union National Bank, individually as a Bank and as Documentation Agent, and Bank of America, NA., individually as a Bank and as Administrative Agent for the other Banks. Defined terms used herein and not otherwise defined shall have the meanings ascribed to such term in the Merger Agreement.

 We have acted as special counsel to the Delaware Company in connection with the Merger and in that connection you have requested this opinion.

 In connection with this opinion, we have examined copies of the Merger Agreement and following documents (collectively referred to herein as "Loan Documents"):

     (i) a counterpart of the Credit Agreement executed by the Surviving Corporation;

     (ii) the form of Revolving Note attached as Exhibit 2.02(a-1) to the Credit Agreement;

     (iii) the form of Swingline Note attached as Exhibit 2.02(a-2) to the Credit Agreement;

To the Administrative Agent and each of the Banks from time to time party to the Credit Agreement
February 22, 2000
Page 2



     (iv) the form of Tranche A Term Note attached as Exhibit 2.02(b) to the Credit Agreement;

     (v) the form of Tranche B Term Note attached as Exhibit 2.02(c) to the Credit Agreement;

     (vi) the Security Agreement dated as of February 22, 2000, executed by the Surviving Corporation and the subsidiaries of the Surviving Corporation party thereto; and

     (vii) the Pledge Agreement dated as of February 22, 2000, executed by the Surviving Corporation and the subsidiaries of the Surviving Corporation party thereto.

We have also examined originals or copies, certified or otherwise authenticated to our satisfaction, of such records, certificates and documents as were deemed relevant and necessaryin our judgment to render the opinions expressed below. We also have examined and relied upon such other documents, instruments and certificates of public officials and made such other investigations of fact and law as we have deemed necessary.

We have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such latter documents.

As to certain matters of fact material to this opinion, we have, where such facts were not independently known to us, relied with your consent upon the representations and warranties made by the Delaware Company in the Merger Agreement, upon the representations and warranties of the Texas Company in the Credit Agreement and upon representations and warranties contained in certificates of officers of the Delaware Company and the Texas Company.

Based upon the foregoing, and subject to the qualifications, assumptions and other limitations stated herein, it is our opinion that:

The execution and delivery by the Delaware Company of the Merger Agreement and the other documents and agreements to which it is a party that are contemplated thereby do not and the consummation of the transactions contemplated thereunder and under the Loan Documents

To the Administrative Agent and each of the Banks from time to time party to the Credit Agreement
February 22, 2000
Page 3

will not (a) violate or constitute a default under the Indenture dated April
30, 1999, by and among the Delaware Company, as Issuer, the Guarantors named therein and IBJ Whitehall Bank 8t Trust Company, as Trustee, related to the Delaware Company's 10 1/2% Senior Subordinated Notes due 2009 (the "Indenture"). In particular, the Merger and the consummation of the other transactions contemplated thereby will not constitute a "Change of Control" as such term is defined in the Indenture.

The opinions expressed in the foregoing paragraph (the "Opinion Paragraph") are subject in all respects to the following further qualifications, assumptions and other limitations:

          a. We express no opinion as to compliance by the Surviving Corporation, upon consummation of the Merger and the other transactions contemplated by the Merger Agreement and by the Loan Documents, of the covenants set forth in Article four (other than Sections 4.04 and 4.15) of the Indenture.

          b. With respect to our opinion set out above in the Opinion Paragraph as it relates to Section 4.04 of the Indenture, we have relied op an officer's certificate from each of the Delaware Company and the Texas Company, copies of which are attached hereto, that (1) with respect to the Delaware Company prior to the Merger, no Default or Event of Default (as defined in the Indenture) has occurred and is continuing on the date of the Closing, (2) with respect to the Surviving Corporation following the Merger, no Default or Event of Default will occur as a consequence of the incurrence of Indebtedness (as defined in the Indenture) in connection with the consummation of the transactions contemplated by the Loan Documents, and (3) after giving effect to the incurrence of Indebtedness (as defined in the Indenture) on the date of Closing in connection with the transactions contemplated by the Merger Agreement and the Loan Documents, the Consolidated Fixed Charge Coverage Ratio (as defined in the Indenture) of the Surviving Corporation will be GREATER THAN 2.25 TO 1.0.

          c. With respect to our opinion set out above in the Opinion Paragraph as it relates to or is dependent upon Article Five of the Indenture:

              (i)  in respect of the conclusions called for under clause
          (a)(i)(2)(x) of Section 5.01 therein, we have assumed that the Surviving Corporation is a corporation organized and validly existing under the laws of the State of Texas;

              (ii) in respect of the matters required under clause (a)(i)(2)(y) of Section 5.01 of the Indenture, we have assumed that a supplemental indenture,

To the Administrative Agent and each of the Banks from time to time party to the Credit Agreement
February 22, 2000
Page 4


          in the form contemplated by such clause, has been duly authorized, executed and delivered by the Surviving Corporation;

               (iii) we have assumed the satisfaction of the conditions set forth in clauses (a)(ii) and (a)(iii) of Section 5.01 of the Indenture; and

               (iv) based on the officer's certificate and opinion of counsel contemplated by clause (a)(iv) of Section 5.01 of the Indenture, copies of which are attached hereto, we have assumed the satisfaction of the condition set forth in such clause.

          d. We have based our opinion set forth in the last sentence of the Opinion Paragraph above on the assumption that the term "Affiliate" as used in the indenture has the same meaning as such term has been defined and interpreted under Rule 405 of the Securities Act of 1933, as amended.

The opinions expressed herein are limited to matters governed by the laws of the Commonwealth of Pennsylvania, the State of New York and the Delaware General Corporation Law and the federal laws of the United States of America. To the extent that any opinion herein relates to matters governed by any laws other than the laws to which the opinions expressed herein are limited, we have assumed that such laws are the same as the laws of the Commonwealth of Pennsylvania in all relevant respects.

This opinion letter is furnished solely for your benefit in connection with matters relating to the Credit Agreement and may not be used or relied upon by any other person or for any other purpose without our prior written consent. This opinion is given as of the date hereof and we have no obligation to advise you of any change after the date hereof pertaining to any matter referred to herein.



Very truly yours,

/s/ Morgan, Lewis & Bockius LLP

 Officer's Certificate of the Delaware Company contemplated by Paragraph (b).

                       BUILDING ONE SERVICES CORPORATION
                             OFFICERS' CERTIFICATE

     Reference is herein made to the Indenture, dated as of April 30, 1999, as supplemented from time to time, among Building One Services Corporation, a Delaware corporation (the "Company"). IBJ Whitehall Bank & Trust Company, as trustee and the guarantors named therein (the "Indenture") relating to the offering by the Company of 10 1/2% Senior Subordinated Notes Due 2009 (the "Securities"). Reference is also made to the Agreement and Plan of Merger dated November 2, 1999, as amended, between the Company and Group Maintenance America Corp., a Texas corporation ("GroupMac") in which the Company has agreed to merge with and into GroupMac (the "Merger") and a supplement to the Indenture dated as of February 22, 2000 in which GroupMac has agreed to assume and GroupMac's wholly-owned subsidiaries have agreed to guarantee the Company's obligations under the Securities on the terms and conditions set forth in the Indenture (the "Supplemental Indenture"). Intending that the certifications set forth below be relied on by Morgan, Lewis & Bockius LLP ("MLB") in connection with a legal opinion of such law firm to be delivered on the date hereof to certain banks that are parties to a Credit Agreement with GroupMac dated hereof, the undersigned hereby certifies that:

          1. No Default or Event of Default (as defined in the Indenture) has occurred and is continuing on the date hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the 22nd day of February, 2000.




                                       /s/ Timothy C. Clayton
                                       -----------------------------------
                                       Timothy C. Clayton
                                       Executive Vice President,
                                       Chief Financial Officer & Treasurer

   Officer's Certificate of the Texas Company contemplated by Paragraph (b).

                        GROUP MAINTENANCE AMERICA CORP.
                             OFFICERS' CERTIFICATE



     Reference is herein made to the Indenture, dated as of April 30, 1999, as supplemented from time to time, among Building One Services Corporation, a Delaware corporation ("BOSC"), IBJ Whitehall Bank & Trust Company, as trustee and the guarantors named therein (the "Indenture") relating to the offering by BOSC of 10 1/2% Senior Subordinated Notes Due 2009 (the "Securities"). Reference is also made to the Agreement and Plan of Merger dated November 2, 1999, as amended, between BOSC and Group Maintenance America Corp., a Texas corporation ("GroupMac") in which BOSC has agreed to merge with and into GroupMac (the "Merger") and a supplement to the Indenture dated as of February 22, 2000 in which GroupMac has agreed to assume and GroupMac's wholly-owned subsidiaries have agreed to guarantee BOSC's obligations under the Securities on the terms and conditions set forth in the Indenture (the "Supplemental Indenture"). Intending that the certifications set forth below be relied on by Morgan, Lewis & Bockius LLP ("MLB") in connection with a legal opinion of such law firm to be delivered on the date hereof to certain banks that are parties to a Credit Agreement with GroupMac dated as of the date hereof, the undersigned hereby certifies that:

          1. Assuming that no Default or Event of Default (as defined in the Indenture) has occurred and is continuing on the date hereof, no Default or Event of Default (as defined in the Indenture) will occur following consummation of the Merger and the incurrence of Indebtedness (as defined in the Indenture) pursuant to the Credit Agreement.

          2. After the Merger and after giving effect to the incurrence of Indebtedness (as defined in the Indenture) pursuant to the Credit Agreement, the Consolidated Fixed Charge Coverage Ratio (as defined in the Indenture) of GroupMac will be greater than 2.25 to 1.0.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the 22nd day of February, 2000.




                                       /s/ Darren B. Miller
                                       ---------------------------
                                       Darren B. Miller
                                       Executive Vice President and
                                       Chief Financial Officer

           Officer's Certificate contemplated by Paragraph (c)(iv).

                             OFFICER'S CERTIFICATE

     Reference is herein made to the Indenture, dated as of April 30, 1999, as supplemented from time to time, among Building One Services Corporation, a Delaware corporation (the "Company"). The Bank of New York, as successor to IBJ Whitehall Bank & Trust Company, as trustee and the guarantors named therein (the "Indenture") relating to the offering by the Company of 10 1/2% Senior Subordinated Notes Due 2009 (the "Securities"). Reference is also made to the Agreement and Plan of Merger dated November 2, 1999, as amended, between the Company and Group Maintenance America Corp., a Texas corporation ("GroupMac") in which the Company has agreed to merge with and into GroupMac (the "Merger") and a supplement to the Indenture dated February 22, 2000 in which GroupMac has agreed to assume and GroupMac's wholly-owned subsidiaries have agreed to guarantee the Company's obligations under the Securities on the terms and conditions set forth in the Indenture (the "Supplemental Indenture"). This Certificate is being furnished pursuant to Section 5.01 of the Indenture. The undersigned hereby certify that:

          1. All conditions precedent in Section 5.01 of the Indenture have been complied with.

          2.  The Supplemental Indenture complies with the provisions of Section
              9.01 of the Indenture.

          3. The Merger complies with the applicable provisions of the Indenture.

     IN WITNESS WHEREOF, the undersigned have executed this Certificate as of the 22nd day of February, 2000.




                                       /s/ F. Traynor Beck
                                       -----------------------------------
                                       F. Traynor Beck
                                       Executive Vice President,
                                       General Counsel & Secretary


                                       /s/ Timothy C. Clayton
                                       -----------------------------------
                                       Timothy C. Clayton
                                       Executive Vice President
                                       Chief Financial Officer & Treasurer

             Opinion of counsel contemplated by Paragraph (c)(iv).

[BUILDING ONE LETTERHEAD APPEARS HERE]



February 22, 2000


The Bank of New York, as successor to
 IBJ Whitehall Bank & Trust Company
One State Street
New York, New York 10004

Attn: Corporate Trust Department

Re: Building One Services Corporation 10 1/2% Senior Subordinated Notes Due 2009


Ladies and Gentlemen:

I have acted as counsel to Building One Services Corporation, a Delaware corporation (the "Company"), in connection with the merger between the Company and Group Maintenance America Corp., a Texas corporation ("GroupMac"), pursuant to the Agreement and Plan of Merger, effective February 22, 2000, whereby the Company shall be merged with and into GroupMac (the "Merger") and the resulting assumption by GroupMac, by supplement ("Supplemental Indenture") to the Indenture of the Company's obligations under the Securities on the terms set forth in the Indenture, dated as of April 30, 1999, as supplemented from time to time, among the Company, as issuer, the Guarantors named therein and the Trustee (the "Indenture") in relation to the issuance by the Company of up to $400,000,000 of the Company's 10 1/2% Senior Subordinated Notes due 2009. This opinion is furnished to you pursuant to Sections 5.01 and 13.04 of the Indenture.

In accordance with the requirements of Sections 5.01 and 13.04 of the Indenture and in connection with giving the opinions set forth herein, I advise you as follows:

In connection with the rendering of this opinion, (1) I have read and am familiar with the covenants and conditions of the Indenture relating to delivery of an opinion of counsel with respect to the Merger and in respect to the execution and delivery of the Supplemental Indenture wherein GroupMac shall assume the obligations of the Company under the Indenture and that such Merger and Supplemental Indenture comply with the applicable provisions of the Indenture and that all conditions precedent in the Indenture relating to such transactions have been satisfied; (2) I have reviewed and examined various records of the Company and made an investigation of the conditions or covenants in the Indenture relating to the Merger and the Supplemental Indenture; and (3) I have made such examinations and investigations as are necessary to enable me to express an informed opinion as to the matters set forth herein.

The Bank of New York, as successor to
IBJ Whitehall Bank & Trust Company
February 22, 2000
Page 2


Based upon the foregoing, it is my opinion that the Merger and Supplemental Indenture comply with the provisions of the Indenture and that all conditions precedent, if any, provided for in the Indenture relating to the Merger have been met.

This opinion is limited to the general corporate laws of the State of Delaware and I do not express any opinion concerning any law other than the general corporate laws of the State of Delaware and the federal laws of the United States of America.

No opinion is expressed herein with respect to any provisions of the Indenture that purport to specify certain governing laws, the jurisdictions in which legal proceedings may be instituted or methods of resolving disputes. In addition, no opinion is expressed herein as to any of the topics listed under Section 19 "Specific Legal Issues" of the Third-Party Legal Opinion Report, published in 1991 by the Section of Business Law of the American Bar Association.

This opinion is rendered to you solely for your benefit in connection with the Merger and the Supplemental Indenture. This opinion may not be relied upon by any other person or by you for any other purpose without my prior written consent. This opinion is rendered on and as of the date hereof, and I have no obligation to, and shall not, update this opinion for events and information that may come to my attention in the future.



Very truly yours,



/s/ F. Traynor Beck
---------------------------
F. Traynor Beck
Executive Vice President
General Counsel & Secretary

                             OFFICER'S CERTIFICATE
                                      OF
                       BUILDING ONE SERVICES CORPORATION


February 22, 2000


Bracewell & Patterson, L.L.P.
2900 South Tower
Pennzoil Place
Houston, Texas

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, PA 19103-2921


Ladies and Gentlemen:


     In connection with the opinions to be delivered regarding the material federal income tax consequences of the proposed merger (the "Merger") between Group Maintenance America Corp., a Texas corporation (the "Texas Company"), and Building One Services Corporation, a Delaware corporation (the "Delaware Company") pursuant to the Agreement and Plan of Merger, as amended (the "Agreement"), dated as of November 2, 1999 between the Texas Company and the Delaware Company, the undersigned officer of the Delaware Company hereby certifies and represents as to the Delaware Company that the facts relating to the Agreement and as described in the Joint Proxy Statement/Prospectus of the Texas Company and the Delaware Company (the "Joint Proxy Statement") included in the registration statement of the Texas Company (the "Registration Statement") dated December 27, 1999 are true, correct and complete in all respects as of the date hereof and will be true, correct and complete in all respects at the effective time of the Merger and that:

     1. The facts relating to the contemplated merger of the Delaware Company with and into the Texas Company (the "Merger") as described in the Joint Proxy Statement and in Section 1 of the Agreement are true, accurate and complete in all material respects insofar as they relate to the Delaware Company and/or any person related to the Delaware Company.

     2. The Merger will be consummated in accordance with the terms of the Agreement and none of the material conditions to the Delaware Company's performance of its obligations under the Agreement will be waived or modified and the exchange of Preferred Stock will be consummated in accordance with the Subscription and Exchange Agreement dated November 2, 1999 between the Texas Company and BOSS II, LLC.

     3. The fair market value of the Texas Company stock and other consideration received by each Delaware Company shareholder will be approximately equal to the fair market value of the Delaware Company stock surrendered in the exchange.

     4. The liabilities of the Delaware Company assumed by the Texas Company and the liabilities to which the transferred assets of the Delaware Company are subject were not incurred by the Delaware Company in connection with the Merger.

     5. Except as set forth in Sections 7.4 and 5.10 of the Agreement, The Texas Company, the Delaware Company, and the stockholders of the Delaware Company will pay their respective expenses, if any, incurred in connection with the transaction.

     6. There is no intercorporate indebtedness existing between the Delaware Company and the Texas Company that was issued, acquired, or will be settled at a discount.

     7. The Delaware Company is not an investment company as defined in section 368(a)(2)(F)(iii) and (iv) of the Internal Revenue Code.

     8. The Delaware Company is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of section 368(a)(3)(A) of the Internal Revenue Code.

     9. The fair market value of the assets of the Delaware Company transferred to the Texas Company will equal or exceed the sum of the liabilities assumed by the Texas Company plus the amount of liabilities, if any, to which the transferred assets are subject.

    10. The payment of cash in lieu of fractional shares of Texas Company stock is solely for the purpose of avoiding the expense and inconvenience to the Texas Company of issuing fractional shares and does not represent separately bargained-for consideration. The total cash consideration that will be paid in the transaction to the Delaware Company stockholders instead of issuing fractional shares of Texas Company stock will not exceed one percent of the total consideration that will be issued in the transaction to the Delaware Company stockholders in exchange for their shares of Delaware Company stock. The fractional share interests of each Delaware Company stockholder will be aggregated, and no Delaware Company stockholder will receive cash in an amount greater to or greater than the value of one full share of Texas Company stock.

    11. None of the compensation received by any stockholder-employees of the Delaware Company will be separate consideration for, or allocable to, any of their shares of Delaware Company stock; none of the shares of Texas Company stock received by any such stockholder-employees will be separate consideration for, or allocable to, any employment agreement; and the compensation paid to any such stockholder-employees will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services.

    12. The ratio of exchange of Delaware Company stock for Texas Company stock was agreed upon as the result of arm's length negotiations between the respective managements of the Texas Company and the Delaware Company.


    13. The Delaware Company and its subsidiaries will not take, and the Delaware Company is not aware of any plan or intention of Delaware Company stockholders to take any position on any federal, state, or local income or franchise tax return, or take any other tax reporting position, that is inconsistent with the treatment of the Merger as a reorganization within the meaning of Section 368(a) of the Code unless otherwise required by a final determination under Section 1313(a)(1) of the Code or by comparable provisions or state or local income or franchise tax law.

    14. Neither the Delaware Company nor any of its subsidiaries has constituted either a "distributing corporation" or a "controlled corporation" (within the meaning of Section 355(a)(1)(A) of the Code) in a distribution of stock qualified for tax free treatment under Section 355 of the Code (a) in the two years prior to the date of the Agreement or (b) in a distribution that could otherwise constitute part of a "plan" or "series of related transactions" (within the meaning of Section 355(e) of the Code) in conjunction with the Merger.

     We understand that Bracewell & Patterson, L.L.P. and Morgan, Lewis & Bockius LLP will rely on this letter in rendering their respective opinions as to the material federal income tax consequences of the Merger and we will promptly and timely inform them if, after signing this letter, we have reason to believe that any of the facts described in the Agreement, the Joint Proxy Statement or the Registration Statement or any of the representations made in this letter are untrue, incorrect or incomplete in any respect.



                                       Truthfully yours,


                                       By: /s/ F. Traynor Beck
                                          ------------------------------------


                                       Title: EVP and General Counsel
                                             ---------------------------------
                                             Building One Services Corporation

1701 Market Street                         [MORGAN, LEWIS & BROCKIUS LETTERHEAD
                                            APPEARS HERE]
Philadelphia, PA 19103-2921

215-963-5000

Fax: 215-963-5299


February 22, 2000

Building One Services
110 Cheshire Lane
Minnetonka, Minnesota 55305

Dear Ladies and Gentlemen:

Pursuant to an Agreement and Plan of Merger dated as of November 2, 1999 (the "Agreement") between Group Maintenance America Corp., a Texas corporation (the "Texas Company") and Building One Services Corporation, a Delaware corporation (the "Delaware Company" and together with the Texas Company, the "Companies"), the Delaware Company will merge with and into the Texas Company and the separate corporate existence of the Delaware Company shall thereupon cease, with the Texas Company being the surviving corporation of the merger (the "Merger"). Defined terms used herein and not otherwise defined shall have the meanings ascribed to such term in the Agreement.

We have acted as counsel to the Delaware Company in connection with the Merger and in that connection you have requested our opinion regarding the material federal income tax consequences of the Merger to holders of shares of the Texas and Delaware Companies' Common Stock and to the Companies. Our opinion only addresses the federal income tax consequences of the Merger to holders of Delaware Company Common Stock that hold their shares as capital assets and does not address all aspects of federal income taxation that may be important to such holders in light of their particular circumstances. Further, our opinion does not address all aspects of federal income taxation that may be applicable to certain holders subject to special rules, such as: (i) holders who are not United States persons; (ii) financial institutions; (iii) tax-exempt organizations; (iv) insurance companies; (v) dealers or brokers in securities;
(vi) holders who held their Delaware Company or Texas Company stock as part of a hedge, appreciated financial position, straddle, or conversion transaction; or
(vii) holders who acquired their Delaware Company or Texas Company stock pursuant to the exercise of employee stock options or otherwise as compensation. In rendering our opinion, we have examined the Agreement, the registration Statement of the Texas Company ("the Registration Statement"), the joint proxy statement/prospectus of the Companies ("the Proxy Statement"), certain factual representations contained in Officer's Certificates of the Delaware Company and the Texas Company dated as of today's date which have been delivered to us for purposes of this opinion (the "Officer's Certificates") and such other documents and corporate records as we have deemed necessary or appropriate for purposes of this opinion. In addition, we have

                                           [LOGO OF MORGAN, LEWIS & BOCKIUS LLP]

Building One Services
February 22, 2000
Page 2


assumed: (i) the Merger will be consummated in the manner contemplated in the Registration Statement and the Proxy Statement and in accordance with the provisions of the Agreement, (ii) the statements concerning the Merger and related transactions set forth in the Registration Statement and the Proxy Statement are accurate and complete, (iii) the representations in the Officer's Certificates dated as of today's date are accurate and complete and will be accurate and complete as of the effective time of the merger, and (iv) any representations in the Officer's Certificates that are qualified by the phrases "to the best knowledge," "has no knowledge," or similar phrases are, in each case, correct without such qualification.

      Under current law, and on the basis and subject to (i) the accuracy of the statements and representations contained in the materials referred to above assumptions and (ii) our considerations of such other matters as we have deemed necessary, our opinion of the material federal income tax consequences to holders of Texas and Delaware Company Common Stock and the Companies is as follows:

      (A) The merger of the Delaware Company with and into the Texas Company will be treated for federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, (the "Code"), and the Texas Company and the Delaware Company will each be a party to the reorganization within the meaning of Section 368(b) of the Code;

     (B) no gain or loss will be recognized for federal income tax purposes by the Texas Company, the Delaware Company, holders of Texas Company Common Stock, or holders of Delaware Company Common Stock as a result of the Merger, except with respect to cash received in lieu of fractional shares by holders of Delaware Company Common Stock and with respect to cash received by holders of Texas Company Common Stock as a result of the exchange of their shares pursuant to the Exchange Agreement.

     (C) the aggregate tax basis of shares the Texas Company Common Stock received by a holder of the Delaware Company Common Stock in the Merger will be the same as such holder's aggregate tax basis of the Delaware Company Common Stock surrendered in the Merger, reduced by any such tax basis allocable to fractional shares of the Texas Company Common Stock for which cash is received in lieu of such fractional share;

     (D) the holding period of Texas Company Common Stock received by former Delaware Company shareholders in the Merger will include the period during which such shareholder held the Delaware Company Common Stock exchanged in the Merger if such shareholder held such Delaware Company Common Stock as a capital asset; and

                              [LOGO OF MORGAN, LEWIS & BOCKIUS LLP APPEARS HERE]

Building One Services
February 22, 2000
Page 3

     (E) a holder of Delaware Company Common Stock who receives cash in lieu of fractional shares of the Texas Company Common Stock in the Merger will recognize gain or loss measured by the difference between the amount of cash received and the portion of such holder's aggregate tax basis allocable to such fractional share. Any such gain or loss generally will be capital gain or loss if the Delaware Company Common Stock surrendered in the Merger was held as a capital asset, and will be long-term capital gain or loss if such Delaware Company Common Stock has been held for more than one year as of the date of the closing of the Merger.

You have not requested, and we do not express, an opinion concerning any other tax consequences of the Merger.

Our opinion expresses our views only as to the U.S. federal income tax laws in effect as of the date hereof. It represents our best legal judgment as to the matters addressed in our opinion, but is not binding on the Internal Revenue Service or the courts. Accordingly, no assurance can be given that our opinion will be respected by the Internal Revenue Service or, if contested, would be sustained by a court. Furthermore, the authorities upon which we rely are subject to change either prospectively or retroactively, and any change in such authorities or variation or difference in the facts from those on which we rely and assume as correct, as set forth above, might affect the conclusion stated. This opinion is expressed as of the date hereof, and we are under no obligation to supplement or revise our opinion to reflect any changes (including changes that have retroactive effect) (i) in applicable law, or (ii) in any information, document, corporate record, covenant, statement, representation, or assumption stated therein that becomes untrue or incorrect.

Our opinion is not to be used, circulated, quoted or otherwise referred to for any purpose without our express written permission.

Very truly yours,

/s/ Morgan, Lewis & Bockius LLP

Morgan, Lewis & Bockius LLP

                             Exhibit 4.01(h)(iii)

             Form of Opinion of BOSC's Counsel -- F. Traynor Beck

[BUILDING ONE LETTERHEAD APPEARS HERE]


February 22, 2000

To the Administrative Agent and each
of the Banks from time to time party to the Credit Agreement referred to below



Ladies and Gentlemen:



I am general counsel to Building One Services Corporation, a Delaware corporation ("BOSS"), BOSS and Group Maintenance America, Corp., a Texas corporation (the "Company") are parties to an Agreement and Plan of Merger (as amended, the "Merger Agreement") dated as of November 2, 1999, pursuant to which BOSS will be merged with and into the Company with the Company as the surviving corporation. In connection with the transactions contemplated by the Merger Agreement, the Company will enter into a Credit Agreement (the "Credit Agreement") dated as of February 22, 2000 among the Company, the Subsidiaries of the Company listed on the signature pages thereto (including the subsidiaries of BOSS (the "BOSS Subsidiaries," and, together with BOSS, the "BOSS Parties"), the banks and other financial institutions listed on the signature pages thereto under the caption "Banks", Chase Bank of Texas, National Association, individually as a Bank and as Syndication Agent, First Union National Bank, individually as a Bank and as Documentation Agent, and Bank of America, N.A., individually as a Bank and as Administrative Agent for the other Banks. This opinion is delivered to you pursuant to Section 4.01(h) of the Credit Agreement. Capitalized terms used herein but not defined herein shall have the meanings set forth in the Credit Agreement.

In acting as counsel for the BOSS Parties, I have examined originals or counterparts of the Merger Agreement, the Credit Agreement and the transaction documents contemplated thereby (collectively, the "Transaction Documents"). In addition, I have examined originals or copies, certified or otherwise authenticated to my satisfaction, of such records, certificates and documents as were deemed relevant and necessary in my judgment to render the opinions expressed below. I also have examined and relied upon such other documents, instruments and certificates of public officials and made such other investigations of fact and law as I have deemed necessary.

I have assumed the genuineness of all signatures, the authenticity of all documents submitted to me as originals, the conformity to original documents of all documents submitted to me as certified or photostatic copies and the authenticity of the originals of such latter documents.

As to certain matters of fact material to this opinion, I have, where such facts were not independently known to me, relied with your consent upon the representations and warranties

To the Administrative Agent and each
of the Banks from time to time party to the Credit Agreement
Page 2
February 22, 2000


made by the BOSS Parties in the Transaction Documents and in certificates of officers of the BOSS Parties.

Based upon the foregoing, and subject to the qualifications and limitations stated herein, it is my opinion that:

     1. Except as set forth on Exhibit A hereto, each of the BOSS Parties is validly existing and in good standing under the laws of its state of incorporation or organization.

     2. The execution, delivery and performance by each of the BOSS Parties of the Transaction Documents to which it is a party are within the power and authority of such BOSS Party, and have been duly authorized by all necessary action on the part of such BOSS Party.

     3. Each Merger Transaction Document to which a BOSS Party is a party has been duly executed and delivered by such BOSS Party.

     4. The execution and delivery of the Transaction Documents by the BOSS Parties does not and the consummation of the transactions contemplated thereunder will not (a) conflict with, violate, result in a breach of or require any consent under, any provision of the Articles or Certificate of Incorporation or organization, By-laws or equivalent organizational document of any ofthe BOSS Parties or (b) to my knowledge, violate or constitute a default under any agreement, document or instrument to which any of the BOSS Parties is a party or by which any of it or its properties are bound except for such violations as would not have a Material Adverse Effect.

     5. To the best of my knowledge, there is no litigation, investigation or administrative proceeding of or before any court, arbitrator or governmental authority pending or threatened against any BOSS Party with respect to the Transaction Documents.

I am a member of the bar of the Commonwealth of Pennsylvania. The opinions expressed herein are limited to matters governed by the laws of the Commonwealth of Pennsylvania, the

To the Administrative Agent and each
of the Banks from time to time party to the Credit Agreement
Page 3
February 22, 2000



 Delaware General Corporation Law and the federal laws of the United States of America. To the extent that any opinion herein relates to matters governed by any laws other than the laws to which the opinions expressed herein are limited, I have assumed that such laws are the same as the laws of the Commonwealth of Pennsylvania in all relevant respects.

 This opinion letter is furnished solely for your benefit in connection with matters relating to the Credit Agreement and may not be used or relied upon by any other person or for any other purpose without my prior written consent. This opinion is given as of the date hereof and I have no obligation to advise you of any change after the date hereof pertaining to any matter referred to herein.

 Very truly yours,

 /s/ F. Traynor Beck

                              OPINION OF COUNSEL
                              February ___, 2000

                                   EXHIBIT A
No legal opinion is being given in connection with the good standing status of the following entities:



*Electrical Contracting, Inc.
    A California Corporation

**Lexington/Ivey Mechanical Company, LLC
    A Kentucky Limited Liability Company

**Diversified Management Services U.S.A., Inc.
    A Virginia Corporation

*D&P Janitorial, Inc.
    A Rhode Island Corporation

***Potter Electric, Inc.
    A Nevada Corporation

***Regency Electric Company Charlotte Office, Inc.
    A North Carolina Corporation

*Direct Engineered Maintenance Systems, Inc.
    A Rhode Island Corporation

*Wayzata, Inc.
    A Delaware Corporation



*   Awaiting response to good standing inquiry
**  Involuntarily dissolved - Reinstatement ordered
*** Filing of state documents necessary - In progress

                                                                EXHIBIT 11.10(c)
                                                                       TO
                                                                CREDIT AGREEMENT


                                     FORM
                                      OF
                           ASSIGNMENT AND ACCEPTANCE

                            Dated ___________, 2000

     Reference is made to the Credit Agreement dated as of February 22, 2000 (the "Credit Agreement"), among Group Maintenance America Corp., after the date
      ----------------
thereof to be named Encompass Services Corporation, a Texas corporation (the "Company"), certain Subsidiaries of the Company, as Guarantors, the Banks party
 -------
thereto, Bank of America, N.A., as Administrative Agent for such Banks, Chase Bank of Texas, National Association, as syndication agent, and ________________, as documentation Agent. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

     ________________________ (the "Assignor") and _________________ (the
                                    --------
"Assignee") agree as follows:
 --------

     1. The Assignor hereby sells and assigns to the Assignee (without recourse to the Assignor), and the Assignee hereby purchases and assumes from the Assignor, the following percentage interests (the "Percentage Interests") in
                                                       --------------------
and to the Assignor's rights and obligations under the Credit Agreement as of the Assignment Date (as defined below), including, without limitation, (i) the Percentage Interest in the Commitment of the Assignor on the Assignment Date for the specified type of Loan, (ii) the Percentage Interest in each of the specified type of Loans owing to the Assignor outstanding on the Assignment Date, (iii) the Percentage Interest in all unpaid interest with respect to such Loans and all commitment fees due to Assignor in its capacity as a Bank accrued to the Assignment Date, with respect of such Loans, and (iv) the Percentage Interests in any Notes held by the Assignor.

-----------------------------------------------------------------------------------------------------
                           Revolving Loans        Tranche A Term Loans         Tranche B Term Loans
-----------------------------------------------------------------------------------------------------
Percentage Interest           ________%                _________%                   _________%
-----------------------------------------------------------------------------------------------------

     2. The Assignor (a) represents that as of the date hereof its Commitment for all Loans (without giving effect to assignments thereof which have not yet become effective) is [$_______________], and the outstanding balance of its Loans (unreduced by any assignments thereof which have not yet become effective) is [$_______________], broken down as follows:

---------------------------------------------------------------------------------------------------
                           Revolving Loans       Tranche A Term Loans       Tranche B Term Loans
---------------------------------------------------------------------------------------------------
Commitment                   $________              $____________               $_________
---------------------------------------------------------------------------------------------------
Outstanding Balance          $__________            $__________                 $________
---------------------------------------------------------------------------------------------------

(b) makes no representation or warranty and assumes no responsibility with respect to any statements, covenants, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Loan Document or any instrument or document furnished pursuant thereto, other than that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (c) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any party to the Credit Agreement or the performance or observance by any party to the Credit Agreement of any of its obligations under the Loan Documents or any other instrument or document furnished pursuant thereto; [and] (d) attaches the Notes issued to Assignor and requests that the Administrative Agent exchange such Notes for a new Notes executed by the Company and payable to the Assignee in a principal amounts as follows:

-------------------------------------------------------------------------------------------------
                            Revolving Note         Tranche A Term Note      Tranche B Term Note
-------------------------------------------------------------------------------------------------
Assignor                       $________                $________                $________
-------------------------------------------------------------------------------------------------
Assignee                       $________                $________                $________
-------------------------------------------------------------------------------------------------

     3. The Assignee (i) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (ii) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.07 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (iii) agrees that it will, independently and without reliance upon the Administrative Agent, the Assignor or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iv) confirms that it is an Eligible Assignee; (v) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (vi) agrees that it will perform in accordance with their terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank; (vii) agrees that it will comply with Section 11.1 of the Credit Agreement with respect to information furnished to it by the Company, the Administrative Agent or the Assignor; (viii) confirms that it has delivered a completed Administrative Questionnaire to the Administrative Agent; and (ix) attaches to this Assignment and Acceptance the Prescribed Forms.

     4. The effective date for this Assignment and Acceptance shall be _____________ (the "Assignment Date"). Following the execution of this
                    ---------------
Assignment and Acceptance, it will be delivered to the Administrative Agent for acceptance and recording by the Administrative Agent pursuant to Section 11.10 of the Credit Agreement.

     5. Upon such acceptance and recording, from and after the Assignment Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Bank thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

     6. Notwithstanding anything to the contrary contained in the Credit Agreement, the Company shall be required to reimburse the Administrative Agent, the Assignor or the Assignee for any costs and expenses (including attorneys' fees) incurred by such Person in connection with this Assignment and Acceptance.

     7. Upon such acceptance and recording, from and after the Assignment Date, the Administrative Agent shall make all payments in respect of the interest(s) assigned hereby (including payments of principal, interest, fees and other amounts) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments for periods prior to the Assignment Date by the Administrative Agent or with respect to the making of this assignment directly between themselves.

     8. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of Texas.

                                        [NAME OF ASSIGNOR],


                                        By: ________________________________
                                        Name: ______________________________
                                        Title: _____________________________


                                        [NAME OF ASSIGNEE],


                                        By: ________________________________
                                        Name: ______________________________
                                        Title: _____________________________

Consented and Agreed to as
of the date first above written.


BANK OF AMERICA, N.A.,
as Administrative Agent


By: ________________________________
Name: ______________________________
Title: _____________________________



GROUP MAINTENANCE AMERICA CORP.,
To be named Encompass Services Corporation


By: ________________________________
Name: ______________________________
Title: _____________________________

     Credit Agreement Schedule 1.01 - Management Participants

                                     Part A

1.  J. Patrick Millinor, Jr.
2.  Joseph M. Ivey
3.  Donald L. Luke
4.  Chester J. Jachimiec
5.  Darren B. Miller
6.  Alfred R. Roach, Jr.
7.  William P. Love, Jr.
8.  Michael Sullivan
9.  Patrick L. McMahon
10. Robert Tyler
11. Thomas Rosato
12. Randolph W. Bryant
13. Daniel W. Kipp
14. Jeanne Buchanan
15. Steven C. Ronilo
16. Keith Kirk

            Credit Agreement Schedule 1.01 - Management Participants

     Part B

1.  Joseph Ivey
2.  William P. Love, Jr.
3.  Michael Sullivan
4.  Jude Reyes
5.  Vincent Eades

                   Schedule 3.01 - Existing Letters of Credit

     Part A

1. Letter of Credit issued by Chase Bank of Texas, NA, dated April 23, 1999 for $20,000 to The Travelers Insurance Company. (I-284502).

1. Letter of Credit issued by Chase Bank of Texas, NA, dated July 28, 1999, for $1,799,000 to Continental Casualty Company. (D-291131).

1. Letter of Credit issued by Chase Bank of Texas, NA, dated July 28, 1999, for $1,241,000 to Continental Casualty Company. (D-291130).

1. Letter of Credit issued by Chase Bank of Texas, NA, dated July 12, 1999, for $10,000 to the Construction Industry Recoveries Fund (Florida). (D-290565).

1. Letter of Credit issued by Chase Bank of Texas, NA, dated December 11, 1998, for $100,000 to the Pennsylvania Manufacturers' Association Insurance Company. (I-284505).

1. Letter of Credit issued by Chase Bank of Texas, NA, dated December 11, 1998, for $20,000 to The Travelers Insurance Company. (I-470080).

       Schedule 3.01 - Existing Letters of Credit

                                     Part B


Letter of Credit              Beneficiary          Initial Amount        Issuance Date         Expiry Date
----------------             -------------        ----------------       --------------       -------------

Standby #S-13051           Lloyds TSB Bank PLC        $1,548,480.00           8/4/99              4/7/00

Standby #S-13075           Liberty Mutual             $  275,000.00          11/1/99             4/30/00
                           Insurance Company
Standby #S-13109           McDevitt Street            $  200,000.00          9/23/00             9/23/00
                           Bovis, Inc.

                Credit Agreement Schedule 5.04 - Loan Agreements

                                     PART A


1. Credit Agreement dated as of May 25, 1999, among the Company, Chase Bank of Texas, National Association, as Agent, and the Banks named therein.

1. Loan Agreement dated August 9, 1999 between the Company and Cananwill, Inc.; interest - 5.66%; maturity - June 1, 2000.

1. Subordinated Notes dated November 13, 1998 between the Company and the former shareholders of Trinity Contractors, Inc.; interest - 6%; maturity - November 30, 2003.

1. Subordinated Notes dated January 14, 1999 between the Company and the former shareholders of Pacific Rim Mechanical Contractors, Inc.; interest - 6%; maturity - December 31, 2003.

1. Subordinated Notes dated July 12, 1999 between the Company and the former shareholders of Mechanical Services of Orlando, Inc.; interest - 7.5%; maturity- July 15, 2004.

1. Senior Subordinated Notes dated January 22, 1999; interest - 9.75%; maturity - January 15, 2009.

1. Indenture, 10 1/2% Senior Subordinated Notes due 2009, dated as of April 30, 1999, between Building One Services Corporation, as Issuer, and IBJ Whitehall Bank & Trust Company, as Trustee.

                Credit Agreement Schedule 5.04 - Loan Agreements

                                     PART B

1. Credit Agreement among Building One Services Corporation, various lending institutions, Goldman Sachs Credit Partners L.P., as Documentation Agent, Solomon Smith Barney Inc., as Syndication Agent and Bankers Trust Company, as Administrative Agent, dated as of April 30, 1999. To be paid off at the closing.

2. Indenture, 7 1/2% Convertible Junior Subordinated Debentures Due 2012, dated as of April 30, 1999, between Building One Services Corporation, as Issuer, and United States Trust Company of New York, as Trustee. To be rolled and converted to preferred stock.

3. Indenture, 10 1/2% Senior Subordinated Notes due 2009, dated as of April 30, 1999, between Building One Services Corporation, as Issuer, and IBJ Whitehall Bank & Trust Company, as Trustee.

                  CREDIT AGREEMENT SCHEDULE 5.06 - LITIGATION

                                     PART A

None

  Credit Agreement Schedule 5.06 - Litigation

                                     PART B


None

      CREDIT AGREEMENT SCHEDULE 5.13 - EXCEPTIONS TO ENVIRONMENTAL MATTERS

                                     PART A

1. Airtron, Inc. has been named as a potentially responsible party at the Powell Road Superfund Site in Huber Heights, Ohio. Airtron, Inc. has an indemnification agreement from Atlantic Richfield Company for any liability of Airtron, Inc. related to this site.

2. Airtron, Inc. has responded to a Request for Information from U.S. EPA Region II concerning the Scientific Chemical Superfund Site in Carlstadt, New Jersey on February 2, 1995. No further communications have been received by Airtron, Inc. concerning that site.

      CREDIT AGREEMENT SCHEDULE 5.13 - EXCEPTIONS TO ENVIRONMENTAL MATTERS

                                     PART B

None.

                 CREDIT AGREEMENT SCHEDULE 5.16 - SUBSIDIARIES

  PART A

    Name of Subsidiary                                           Address
--------------------------                                      ---------
A-1 Mechanical of Lansing, Inc.                           615 S. Waverly Road, Lansing, Michigan 48917
AA Advance Air, Inc.                                      1920 NW 32nd Street, Pompano Beach, FL 33064
A-ABC Appliance, Inc.                                     8 Greenway Plaza, Ste 1500, Houston, TX 77046
A-ABC Services, Inc.                                      14001 Distribution Way, Dallas, TX 75234
AA JARL, Inc.(dba Jarrell Plumbing)                       6920 Winton, Houston, TX 77021
Air Conditioning Engineers, Inc.                          5250 Auburn Road, Utica Michigan 48317
Air Conditioning, Plumbing & Heating Service Co., Inc.    4350 Race Street, Denver, CO 80216
Aircon Energy Incorporated                                4234 N. Freeway Blvd., #100, Sacramento, CA 95834
Air Systems, Inc.                                         381 Stockton Street, San Jose, CA 95126
Airtron, Inc.                                             7813 North Dixie Drive, Dayton, OH 45414
Airtron of Central Florida, Inc.                          210 Douglas Road, East Oldsmar, FL 34677
All Service Electric, Inc.                                1556 Whitlock Avenue, Jacksonville, FL 32211
Arkansas Mechanical Services, Inc.                        2201 Lincoln Road, N. Little Rock, AR 72115
Atlantic Industrial Constructors, Inc.                    4500 Oakleys Lane, Richmond, VA 23231
Callahan Roach Products & Publications, Inc.              8955 E. Nichols, Ste 200, Englewood, CO 80112
Cardinal Contracting Corporation                          2300 S. Tibbs, Indianapolis, IN 46241
Central Air Conditioning Contractors, Inc.                9195 Red Branch Road, Columbia, MD 21045
Central Carolina Air Conditioning Company                 1800 Fairfax Road, Greensboro, NC 27407-4124
Chapel Electric Co.                                       207 E. Sixth, Dayton, OH 45402
Charlie Crawford, Inc.                                    1309 Pennsylvania, So. Houston, TX 77587-4042
Clark Converse Electric Service, Inc.                     3783 Gantz Road, Grove City, OH 43123
Colonial Air Conditioning Company                         4 Northwood Drive, Bloomfield, CT 06002
Commercial Air Holding Company                            12100 Baltimore Avenue, Beltsville, MD 20705
Commercial Air, Power & Cable, Inc.                       12100 Baltimore Avenue, Beltsville, MD 20705
Continental Electrical Construction Co.                   5834 W. Howard, Skokie, IL 60077
Costa and Rihl, Inc.                                      3900 Church Road, Mt. Laurel, NJ 08054
Costa & Rihl Plumbing, Inc.                               3900 Church Road, Mt. Laurel, NJ 08054
Costner Brothers, Inc.                                    3175 Lesslie Highway, Rock Hill, SC 29730
Divco, Inc.                                               715 Madelia Street, Spokane, WA 99220
Dynalink Corporation                                      5201 Richmond Rd, Bedford Heights, OH 44146
Electrical Associates of Dallas, Inc.                     3730 Marquis Dr., Garland, TX 75024
Evans Services, Inc.                                      2406 Valleydale Road, Birmingham, AL 35244
The Farfield Company                                      312 E. Meadow Valley Road, Lititz, PA 17543
Ferguson Electric Corporation                             1410 Ford Street, Colorado Springs, CO 80915
Gentzler Electrical Contractors, Inc.                     10510 Markison, Dallas, TX 75238
Gilbert Mechanical Contractors, Inc.                      4451 West 76th Street, Minneapolis, MN 55435
Greenway Investment Corp.                                 1105 N. Market Square, Wilmington, DE 19801
GroupMAC Facility Services, Inc.                          7717 Detroit SW, Seattle, WA 98106-1903
GroupMAC Holding Corp.                                    8 Greenway Plaza, Ste. 1500, Houston, TX 77046
GroupMAC Indiana, L.L.C.                                  5150 Elmwood, Indianapolis, IN 46203
GroupMAC Management Co.                                   8 Greenway Plaza, Ste. 1500, Houston, TX 77046
GroupMAC Maryland Corp.                                   6251 Ammendale Road, Beltsville, MD 20705
GroupMAC Texas L.P.                                       8 Greenway Plaza, Suite 1500, Houston, TX 77046
HPS Plumbing Services, Inc.                               401 34th Street, Bakersfield, CA 93301
Hallmark Air Conditioning, Inc.                           4517 Southerland, Houston, TX 77092
Hungerford Mechanical Corporation                         3800 Deepwater Terminal Road, Richmond, VA 23234

J. D.  Steward Air Conditioning, Inc.                     655 Elkton Drive, Colorado Springs, CO 80907
K & N Plumbing, Heating and Air Conditioning, Inc.        2706 W. Pioneer Parkway, Arlington, TX 76013
Laney's, Inc.                                             55 South 27th Street, Fargo, ND 58103
Linford Service Co.                                       2850 Poplar Street, Oakland, CA 94608
L.T. Mechanical, Inc.                                     5940 General Commerce Drive, Charlotte, NC 28213-0246
MacDonald-Miller Co., Inc.                                7717 Detroit SW, Seattle, WA 98106-1903
MacDonald-Miller Industries, Inc.                         7717 Detroit SW, Seattle, WA 98106-1903
MacDonald-Miller of Oregon, Inc.                          1240 SE 12th Avenue, Portland, OR 97214
MacDonald-Miller Service, Inc.                            7717 Detroit SW, Seattle, WA 98106-1903
Masters, Inc.                                             7891 Beechcraft, Gaithersburg, MD 20879
Mechanical Interiors, Inc.                                256 Regal Row, Dallas, TX 75247
Mechanical Services of Orlando, Inc.                      9440 Sidney Hayes Road, Orlando, FL 32824
Merritt Island Air & Heat, Inc.                           625 Cypress Street, Merritt Island, FL 32952
New Construction Air Conditioning, Inc.                   1900 Cedar Street,. Holt, Michigan 48842
Noron, Inc.                                               5465 Enterprise, Toledo, OH 43612
Pacific Rim Mechanical Contractors, Inc.                  7655 Convoy Court, San Diego, CA 92111
Paul E. Smith Co., Inc.                                   8171 West 10th Street, Indianapolis, IN 46214
Phoenix Electric Company                                  7379 S.W. Tech Center Drive, Tigard, OR 97223
Ray and Claude Goodwin, Inc.                              1033 S. Edgewood, Jacksonville, Florida 32205
Reliable Mechanical, Inc.                                 13035 Middletown Industrial Blvd., Louisville, KY 40223
Romanoff Electric Corp.                                   5055 Enterprise Blvd., Toledo, OH 43612
Sequoyah Corporation                                      720 Eighth Avenue, Kirkland, WA 98033-5649
Sibley Services, Incorporated                             1892 Lynnbrook, Memphis, Tennessee 38116
Snyder Mechanical                                         1250 Lamoille Highway #104, Elko, NV 89803
Southeast Mechanical Service, Inc.                        15951 Southwest 41st St., Suite 100, Davie, FL 33331
Statewide Heating & Air Conditioning, Inc.                808 Purser Drive, Raleigh, NC 27603
Stephen C. Pomeroy, Inc.                                  3131 SW 13th Drive, Deerfield Beach, FL 33442
Sterling Air Conditioning, Inc.                           1331 East Broadway, Pearland, Texas 77581
Sun Plumbing, Inc.                                        6935 Vicki Circle, Melbourne, Florida 32902-0549
Team Mechanical, Inc.                                     151 No. 600 West, Kaysville, UT 84037
Tower Electric Company                                    11170 Lee Highway, Fairfax, VA 22030
Trinity Contractors, Inc.                                 2425 Dillard Street, Grand Prairie, TX 76005
United Acquisition Corp. (dba United Service              8955 East Nichols, Suite 200, Englewood, Colorado 80112
 Alliance)
Valley Wide Plumbing and Heating, Inc.                    431 Metcalf, Avon, Colorado 81620
Van's Comfortemp Air Conditioning, Inc.                   135 W. Congress, Delray Beach, FL 33445
Vantage Mechanical Contractors, Inc.                      12901-1 Metro Parkway, Fort Meyers, FL 33912
Vermont Mechanical, Inc.                                  4050 Williston Road, S. Burlington, VT 05495
Wade's Heating & Cooling, Inc.                            12901-1 Metro Parkway, Fort Meyers, FL 33912
Wiegold & Sons, Inc.                                      2255 J&C Blvd., Pine Ridge Industrial Park, Naples, FL 34109
Willis Refrigeration, Air Conditioning & Heating, Inc.    885 Ohio Pike, Cincinnati, Ohio 45245
Yale Incorporated                                         9649 Girard Avenue South, Minneapolis, MN 55431

  Credit Agreement Schedule 5.16 - Subsidiaries

                                     PART B

                   Name of Subsidiary                                                 Address
                  --------------------                                               ---------
Advent Electric Co., Inc.                                   5901 Walden Drive, Knoxville, TN 37919-6348
American Air Company, Inc.                                  7533 Avenue 304, Visalia, CA 93291
Atlantic Electric Company, Inc.                             7320 Cross County Road, Charleston, SC 29423-1347
                                                            38C Sheridan Park Circle, Beaufort, SC 29910
B&R Electrical Services, Inc.                               502 McCormick Drive, Suite M, Glen Burnie, MD 21061
Building One Mechanical Services, Inc.                      514 N. Wells, Street, Kosiusko, MS 39090
                                                            872 Sparta Court, Lexington, KY
                                                            7400 East Arapahoe Road, Suite 75, Englewood, CO
                                                            151 Bodman Place, Suite 400, Red Bank, NJ
                                                            1052 Grand Avenue, Suite E, Arroyo Grande, CA 93420
                                                            8300 West 95th Street, Hickory Hills, IL
                                                            8620 South 300 West, Site #8, Sandy UT
                                                            2500 Longley Lane, Unit 2043, Reno, NV
                                                            950 Shrewsbury Avenue, Unit No. 5029, Tinton Falls, NJ
Building One Service Solutions, Inc.                        45600 Terminal Drive, Dulles, VA 20166
 .  Diversified Management Services, U.S.A., Inc.            45600 Terminal Drive, Dulles, VA 20166
 .   FacilityDirect.com, LLC (f/k/a Alliance Supply Co.,     45600 Terminal Drive, Dulles, VA 20166
     LLC)
 .  Interstate Building Services, LLC                        421 Harvard Street, Manchester, NH 03101
 .  D&P Janitorial, Inc.                                     577 Warren Avenue, East Providence, RI 02914
 .  Direct Engineered Maintenance, Inc.                      577 Warren Avenue, East Providence, RI 02914
BUYR, Inc.                                                  110 Cheshire Lane, Suite 110, Minnetonka, MN 55305
C.R. Hipp Construction Co., Inc.                            3537 Dorchester Road, N. Charleston, SC 29405
Consolidated Electrical Group, Inc.                         8730 Bourgade, Lenexa, KS 66219
Del-Air Service Company, Inc.                               135 Chicagauga Avenue, Knoxville, TN 37917
D/FW Mechanical Services, Inc.                              11170 Ables Lane, Dallas, TX 75229
Electrical Contracting, Inc.                                500 Corporate Drive, Escondidio, CA 92029
Gamewell Mechanical, Inc.                                   727 Bendix Drive, Salisbury, NC 28146
Garfield-Indecon Electrical Services, Inc.                  5301 Lester Road, Cincinnati, OH
                                                            1103-c Lyons Road, Dayton, OH
G.S. Group, Inc.                                            6711 East Hwy. 332, Freeport, TX 77541
 .  Brazosport Management, Inc.                              6711 East Hwy. 332, Freeport, TX 77541
 .  G.S. Financial, Inc.                                     6711 East Hwy. 332, Freeport, TX 77541

                                                                               2

 .  G.S.I. of California, Inc.                               6711 East Hwy. 332, Freeport, TX 77541
                                                            3400 E. 2nd Street, Benicia, CA 94510
                                                            1503 Loveridge Rd., Pittsburgh, CA 94565
 .  Gulf States, Inc.                                        6711 East Hwy. 332, Freeport, TX 77541
                                                            238 Cahaba Valley Parkway, N. Pelham, AL 35124
 .  Testronics, Inc.                                         6711 East Hwy. 332, Freeport, TX 77541
Ivey Mechanical Company, Inc.                               514 N. Wells Street, Kosciusko, MS 39090
                                                            420 Twin Elms Court, Nashville, TN
                                                            4285 Alalex Road, Montgomery, AL
 .  Barnes Ivey Mechanical Company, L.L.C.                   P.O. Box B, Fayetteville, NC 28302
 .  Beltline Mechanical Services, Inc.                       3008 West Story Road, Irving, TX 75308
 .  Ivey Mechanical Services, L.L.C.                         514 N. Wells Street, Kosciusko, MS 39090
 .  Lexington/Ivey Mechanical Company, LLC                   1063 Manchester Street, Lexington, KY 40509
K & A Mechanical, Inc.                                      5940 Bingle, Houston, TX 77092
McIntosh Mechanical, Inc.                                   879 South Guignard Drive, Sumter, SC 29151
MH Technologies, Inc.                                       1201 Prince Street, Houston, TX 77008
Zwart, Inc. d/b/a Mountain View Electric, Inc.              6350 Nautilus Drive, Boulder, CO 80301
National Network Services, Inc.                             2452 S. Trenton Way, Denver, CO 80231
                                                            1407 North Cleveland, Sioux Falls, SD
                                                            302 Shelley Street, Springfield, OR
                                                            5653 West Las Positas Boulevard, Unit 202,
                                                            Pleasanton, CA
Omni Mechanical Company                                     12718 East 55th Street, Tulsa OK 74146
 .  Omni Mechanical Services                                 12718 East 55th Street, Tulsa OK 74146
Potter Electric Co., Inc.                                   7150 Placid Street, Las Vegas, NV 89119
Regency Electric Company, Inc.                              6601 Southpoint Drive North, Jacksonville, FL 32216
 .  Regency Electric Company Atlanta Office                  1000 Cobb Place Blvd., Atlanta, GA 30144
 .  Regency Electric Company Charlotte Office, Inc.          5031A West W.T. Harris, Blvd., Charlotte, NC 28269
 .  Regency Electric Company Jacksonville                    6601 Southpoint Drive North, Jacksonville, FL 32216
 .  Regency Electric Company Memphis Office, Inc.            2883 Mendenhall Road S., Suite 3, Memphis, TN 38115
 .  Regency Electric Company Orlando Office, Inc.            6601 Southpoint Drive North, Jacksonville, FL 32216
 .  Regency Electric Company Projects Group, Inc.            6601 Southpoint Drive North, Jacksonville, FL 32216
 .  Regency Electric Company South Florida Office, Inc.      3800 Park Central Blvd., North, Ste. 3810, Pompano Beach, FL 33064
Riviera Electric Construction Co.                           2107 West College Avenue, Englewood, CO 80110
Riviera Electric of California, Inc.                        2905 East Ricker Way, Anaheim, CA
Robinson Mechanical Company                                 5541 Central Avenue, Boulder, CO 80301
S.L. Page Corporation                                       10879 Metro Parkway, Fort Myers, FL 33912
 .  Hydro Cooling, Inc.                                      5760 Shirley Street, Naples, FL

                                                                               3

Sanders Bros., Inc.                                         1709 Old Georgia Highway, Gaffney, SC 29341
 .  Process Design Builders, LLC (50% interest)              1709 Old Georgia Highway, Gaffney, SC 29341
SKC Electric, Inc.                                          14335 West 97th Terrace, Lenexa, KS 66215
                                                            4939 East US Hwy 60, Rogersville, MO 65742
                                                            1339 E. Prathersville Rd., Columbia, MO 65202
                                                            1235 S. Meade, Wichita, KS 67211
 .  Cramar Electric, Inc.                                    14335 West 97th Terrace, Lenexa, KS 66215
 .  Pro Wire Security Systems, Inc.                          14335 West 97th Terrace, Lenexa, KS 66215
 .  SKCE, Inc.                                               14335 West 97th Terrace, Lenexa, KS 66215
Building One Commercial, Inc.                               2035 Olive Street, St. Louis, MO 63103
(f/k/a Spann Building Maintenance Company)                  100 Galleria Parkway, Suite 1070, Atlanta, GA 30339
                                                            120 Summit Parkway Building, Birmingham, AL
                                                            458 Pebble Creek, Suite 1-C, Madison, MS
                                                            1705 Douglas Street, Omaha, NE
                                                            250 South Wacker Drive, The Penthouse, Chicago, IL
                                                            429 West Muhammad Ali Boulevard, Suite 610,   Louisville, KY
                                                            85 East Gay Street, Columbus, OH
                                                            22 East Washington Street, Suite 605, Indianapolis, IN 46204
                                                            2001 Holmgren Way, Green Bay, WI 54307
                                                            216 East Stephenson, Freeport, IL
Sullivan Electric, Inc.                                     7100 Cockrill Bend Blvd., Nashville, TN 37209
Taylor-Hunt Electric, Inc.                                  1476 South Major Street, Salt Lake City, UT 84115
                                                            2420 South 2570 West, Salt Lake City, UT 84119
The Lewis Companies, Inc.                                   12718 East 55th Street, Tulsa, OK 74146
                                                            2727 North St. Mary, San Antonio, TX
 .  Electrical Design & Construction, Inc.                   12718 East 55th Street, Tulsa, OK 74146
 .  Engineering Design Group, Inc.                           12718 East 55th Street, Tulsa, OK 74146
 .  Fred Clark Electrical Contractor, Inc.                   12718 East 55th Street, Tulsa, OK 74146
                                                            1430 N. Flores, #100, San Antonio, TX 78212
 .  Oil Capital Electric, Inc.                               12718 East 55th Street, Tulsa, OK 74146
 .  Omni Mechanical Services                                 12718 East 55th Street, Tulsa, OK 74146
                                                            5918 S. 1029 E Ave., Tulsa, OK 74134
 .  EDG Power Group, Inc.                                    12718 East 55th Street, Tulsa, OK 74146
                                                            4608 S. Barnett Rd., Suite 600, Tulsa, OK 74146
Town & Country Electric, Inc.                               2662 American Drive, Appleton, WI 54915
Tri-City Electrical Contractors, Inc.                       430 West Drive, Altamonte Springs, FL 32714
                                                            5910 Hartford Street, Tampa, FL 33619
                                                            12296 Matterhorn Road, Ft. Myers, FL 33913
                                                            1001 Jupiter Park, Suite 113, Jupiter, FL 33458
Tri-M Holding Corp.                                         . 204 Gale Lane, Kennet Square, PA 19348
 . tri-M Corporation                                         . 204 Gale Lane, Kennet Square, PA 19348
 . tri-M Building Automation Systems Corp.                   . 204 Gale Lane, Kennet Square, PA 19348
 . tri-M Electrical Construction Corp.                       204 Gale Lane, Kennet Square, PA 19348
                                                            7548 Morris Court, Allentown, PA

                                                                               4

Tri-State Acquisition Corp.                                 442 West Bonita Avenue, San Dimas, CA 91773
TSE Acquisition Corp.                                       4820 West University, Las Vegas, NV 89103
Walker Engineering, Inc.                                    10999 Petal Street, Dallas, TX 75238
Walter C. Davis & Son, Incorporated                         7908 Kincannon Place, Newington, VA 22122
Watson Electrical Construction Co.                          490 Ward Boulevard, Wilson, NC 27895
Wayzata, Inc.                                               8 Greenway Plaza, Suite 1500, Houston, TX 77046
Wilson Electric Company, Inc.                               . 15475 North Greenway-Hayden Loop, Scottsdale, AZ 85260
 . Chambers Electronic Communications, Inc.                  . 15475 North Greenway-Hayden Loop, Scottsdale, AZ 85260

       Credit Agreement Schedule 6.03 - Insurance Policies

     PART A

          POLICY                    INSURER                   LIMIT                  DEDUCTIBLE                PREMIUM
==============================================================================================================================
WC/EL                                 CNA                Statutory/$1 Mil               *$250,000

General Liability                     CNA                 $1 Mil/$2 Mil                 *$100,000
                                                        $50 Mil Policy Agg

Auto Liability                        CNA                    $ 1,000,000            *$100,000 Liability
                                                                                   $1,000 Collision/Comp

Primary Umbrella                      CNA                    $50,000,000                 $ 10,000

Total Premium for these coverages including a fixed claim service fee                                               $3,026,786

*Deductibles are subject to the "Plan Maximum Losses" of $5,368,000

Excess Liability                     Zurich                  $50,000,000                    Nil                     $   60,000

Excess Liability                     Cigna                   $50,000,000                    Nil                     $   33,750
Excess Liability                      Gulf                   $50,000,000                    Nil                     $   25,000

Property/Inland Marine             Winterthur          Per TIV & Sublimits               Various                    $  401,749

Foreign Package                     Reliance                 $ 1,000,000             $5,000 Auto SIR           $2,500 Min. Earned
                                                                                        $1,000 EBL

Non-Owned Aviation                   USAIG                   $ 5,000,000                    NIL                     $    8,500

Professional/Pollution                CNA                    $10,000,000              $50,000 SIR                   $  206,908

EPL                              Executive Risk              $10,000,000                $100,000                    $  138,000

D & O                            Executive Risk              $10,000,000                $ 75,000                  $350,000 3 year

Excess D & O                        Reliance                 $ 5,000,000                   Nil                    $110,000 3 year

Excess D & O                        Reliance                 $ 5,000,000                   Nil                   $50,107 21 months

Fiduciary                            Chubb                   $ 7,000,000            $10,000 Indemnity                  $   32,300

Crime                            Great American              $ 5,000,000                 $ 50,000                 $50,000 3 year

     Credit Agreement Schedule 6.03 - Insurance Policies

Part B

BOSC maintains a comprehensive property and casualty insurance program designed to protect it and all of its subsidiary companies from such losses as usually insured by companies in similar industries. These insurance coverages include Workers Compensation insurance, which provides statutory benefits owed injured workers under the various state workers compensation laws; Comprehensive General Liability coverage, Comprehensive Automobile Liability coverage and Employers Liability coverage, each subject to a $100,000,000 umbrella limit; Contractor's Pollution Liability and Professional Liability, subject to a combined $25,000,000 limit; and Crime Insurance (including Fidelity) subject to a $5,000,000 limit.

The Insurance program also includes coverage for loss to physical property and equipment owned by BOSC or its subsidiaries, or non-owned property and equipment which BOSC or its subsidiaries are required to insure by way of a lease, rental agreement or other similar contract. Such coverage is subject to the following catastrophic loss limits: $50,000,000 Buildings; $15,000,000 Contents; $12,000,000 Extra Expense; $20,000,000 Contractor's Equipment; and $10,000,000
Equipment & Materials being installed at a project site.

The above coverages and limits are subject to actual policy wording, deductibles, limitations, coverage extensions and exclusions, all of which are no more restrictive than those of similar companies in the industry.

    Credit Agreement Schedule 7.02 - Consolidation, Merger or Sale of Assets

                                     Part A

None.

       Credit Agreement Schedule 7.02 - Consolidation, Merger or Sale of Assets

                                     Part B

None.

                CREDIT AGREEMENT SCHEDULE 7.03(B) - INDEBTEDNESS

                                     PART A


                   DEBTOR                                            LENDER                               AMOUNT
                   ------                                            ------                               ------
Costa and Rihl, Inc.                            Holman Ford Mt. Laurel                                          13,250
                                                Rice and Holman Ford                                            29,500
                                                First Class Financing                                           33,200
                                                Advanta Business Services Corp.                                  9,350
Chapel Elecric Co.                              GE Capital                                                       4,000
Group Maintenance America Corp.                 Shareholders of Trinity Contractors Inc.                        36,668
Group Maintenance America Corp.                 Shareholders of Mechanical Services of Orlando, Inc.         2,500,000
Group Maintenance America Corp.                 Shareholders of Pacific Rim Mechanical Contractors, Inc.     1,613,117
Group Maintenance America Corp.                 Cananwill, Inc.                                                255,103
Ray and Claude Goodwin, Inc.                    CIT Group                                                       85,711
Sibley Services, Incorporated                   Jerry Sibley                                                    45,175
HPS Plumbing Services, Inc.                     GMAC                                                            52,025
Gentzler Electrical Contractors, Inc.           GMAC                                                            46,386
Air Systems, Inc.                               Wells Fargo Equipment Finance                                  350,240
Statewide Heating & Air Conditioning, Inc.      Ford Credit/Central Carolina Bank/First City Bank               36,276
Sequoyah Corporation                            Glesby Marks Leasing                                           197,644
Dynalink Corporation                            GMAC                                                            17,019
Merrit Island Air & Heat, Inc.                  GMAC                                                            12,042
                                                                                                            ----------
TOTAL                                                                                                       $5,336,706
                                                                                                            ----------

                CREDIT AGREEMENT SCHEDULE 7.03(B) - INDEBTEDNESS

                                     PART B

DESCRIPTION INCLUDED IN FORM 10Q FOR THE QUARTER ENDED SEPTEMBER 30, 1999

Other Secured Debt                                            @ $6,733,000

SCHEDULE OF DEBT INCREASES FOR SUBSIDIARIES
FROM OCTOBER 1, 1999 TO FEBRUARY 11, 2000

Walker Engineering, Inc.                                        $  113,030

Chambers Electronic Communications, Inc.                        $   23,941

INCREASES DUE TO ACQUISITIONS

MH Technologies, Inc.                                           $  184,002

Tri-State Acquisition Corp.                                     $  178,100

Walter C. Davis & Son, Incorporated                             $   54,814

C.R. Hipp Construction Co., Inc.                                $  153,142

S.L. Page Corporation                                           $  281,045

                                                                $  988,074
                                                                ----------

LETTERS OF CREDIT OUTSTANDING

Lloyds TSB Bank S-13051 [Engineering Design Group, Inc.;
 expires 4/7/00]                                                $1,548,480

Liberty Mutual Co S-13075 [Regency Electric Company, Inc.;
 expires 4/30/00]                                               $  275,000

McDevitt Street Bovis Inc.  S-13109 [Expires 9/23/00]           $  200,000

                                                                $2,023,480
                                                                ----------
TOTAL                                                         @ $9,744,554
                                                                ----------

     CREDIT AGREEMENT SCHEDULE 7.04(A) - EXISTING LIENS

                                     PART A

1. Airtron--Assignment of Certificate of Deposit, NO. 2171630105, for $167,000, of National City Bank, to Ohio Bureau of Workers' Compensation, dated June 23, 1996 (Certificate of Deposit, which was Credit Agreement Scheduled to mature on June 23, 1996, was renewed until June 23, 1998)

2. Airtron-Section 634.405 deposit with the Florida Department of Insurance of $100,000 for Airtron of Central Florida, Inc., and retains unencumbered assets of at least $200,000 (the Company maintains a certificate of deposit in its name but unencumbered in any way to meet this requirement)(warranty work - service contracts)

3.  See attached schedule.

               CREDIT AGREEMENT SCHEDULE 7.04(A) - EXISTING LIENS

                                     PART B

     Liens securing equipment Indebtedness disclosed on Schedule 7.03(b), Part
B. Upon request of the Administrative Agent, the Company shall provide, in reasonable detail, a breakdown of the Liens securing the Indebtedness disclosed on Schedule 7.03(b), Part B, within 90 days of the Effective Date or such longer date as the Administrative Agent may permit.

     Liens against Building One Service Solutions, Inc. in favor of Crestar Bank in the aggregate principal amount of $2,200,000 secured by the accounts receivable and equipment of Building One Service Solutions, Inc.; to be paid-off the within 45 days of the Effective Date.

                CREDIT AGREEMENT SCHEDULE 7.05(B) - INVESTMENTS

                                     PART A

1.   The Company's investment in the Subsidiaries listed in Credit Agreement
     Schedule 5.16

                CREDIT AGREEMENT SCHEDULE 7.05(B) - INVESTMENTS

                                     PART B



1.   BOSC owns 44,864 shares of the Common Stock of Bank of America.

1.   BOSC's investment in its Subsidiaries listed in Credit Agreement Schedule
     5.16.